Exhibit 10.3

SHARE PURCHASE AGREEMENT

by and among

VEOLIA ENVIRONMENTAL SERVICES NORTH AMERICA CORP.,

VES SOLID WASTE HOLDING, LLC,

and

STAR ATLANTIC WASTE HOLDINGS II, L.P.

Dated as of July 18, 2012

i

(continued)

ii

(continued)

iii

LIST OF SCHEDULES

Schedule 1.1.JV	–	Joint Venture Companies
Schedule 1.1.LTTC	–	Short-Term LTCC Spending
Schedule 2.2(b)	–	Illustration of Calculation of Net Company Debt
Schedule 2.2(c)	–	Illustration of Calculation of Net Working Capital
Schedule 2.2(d)	–	Intercompany Debt Statement
Schedule 3.2	–	Noncontravention – Company Group
Schedule 3.3	–	Title To Shares
Schedule 3.4(a)	–	Subsidiaries – Company
Schedule 3.4(b)	–	Capitalization
Schedule 3.4(c)	–	Equity Capitalization of the Company
Schedule 3.5	–	Government Authorizations
Schedule 3.6	–	Financial Statements
Schedule 3.7	–	Absence of Material Adverse Effect
Schedule 3.8	–	Tax Matters
Schedule 3.9	–	Real Property
Schedule 3.10	–	Intellectual Property
Schedule 3.11	–	Environmental Matters
Schedule 3.12	–	Contracts
Schedule 3.13(a)	–	Insurance
Schedule 3.13(b)	–	Workers Compensation
Schedule 3.13(c)	–	Losses and Claims
Schedule 3.14	–	Litigation
Schedule 3.15(a)	–	Employee Matters
Schedule 3.15(e)	–	Multiemployer Plans
Schedule 3.15(g)	–	ERISA
Schedule 3.15(i)	–	Severance and Bonus Payments
Schedule 3.15(j)	–	Collective Bargaining
Section 3.15(m)	–	Code Section 4999 Tax Gross-Up Agreements
Section 3.15(o)	–	Business Employees Without Non-Competition Agreements
Schedule 3.16	–	Legal Compliance
Schedule 3.18	–	Brokers’ Fees – Company Group
Schedule 3.19	–	Bank Accounts
Schedule 3.20	–	Electric Energy Facilities
Schedule 4.3	–	Noncontravention – Parent and Seller
Schedule 4.5	–	Brokers’ Fees – Parent and Seller
Schedule 6.1(a)	–	Conduct of the Company
Schedule 6.13	–	Names Following Closing
Schedule 6.14(b)	–	Shared Contracts
Schedule 6.16	–	Non-Company Group Employees
Schedule 6.17(a)	–	Company Financial Assurance Instruments and Seller Credit Support Obligations
Schedule 6.20	–	Equipment Leases
Schedule 6.21	–	Pre-Closing Transactions
Schedule 6.23	–	Transfer of IT Assets

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LIST OF EXHIBITS

Exhibit A	–	Transition Services Agreement
Exhibit B	–	Letter of Credit
Exhibit C	–	Seller Parent Guaranty

v

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT, dated as of July 18, 2012, is entered into by and among Veolia Environmental Services North America Corp., a Delaware corporation (“Parent”), VES Solid Waste Holding, LLC, a Delaware limited liability company (“Seller”), and Star Atlantic Waste Holdings II, L.P., a Delaware limited partnership (“Buyer”). Parent, Seller and Buyer are referred to collectively herein as the “Parties.”

W I T N E S S E T H:

WHEREAS, Seller owns all of the issued and outstanding shares of common stock (the “Shares”) in Veolia ES Solid Waste, Inc., a Wisconsin corporation (the “Company”);

WHEREAS, Buyer has conducted such legal, financial, operational, accounting and tax due diligence investigation with respect to the Company Group (as hereinafter defined) as Buyer, in its discretion, has deemed appropriate; and

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of the Shares, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises herein made, and in consideration of the representations and warranties herein contained, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties hereto, intending to become legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Accounting Principles” has the meaning set forth in Section 2.7(a).

“Action” means any action, charge, complaint, citation, grievance, arbitration, investigation, suit or other proceeding, at law or in equity, in each case by or before any arbitration tribunal, court or Governmental Authority.

“Additional Fee” has the meaning set forth in Section 6.17(d).

“Affiliate” means any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliated Group” has the meaning set forth in Section 3.8(a).

“Affiliated Group Tax Return” means any tax return of the Affiliated Group or any consolidated, combined or unitary group tax return for which any member of the Affiliated Group, other than a member of the Company Group, is the parent.

“Agreement” means this Share Purchase Agreement, including all Exhibits, Annexes and Schedules hereto (including the Disclosure Schedule), as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Applicable Consent” has the meaning set forth in Section 6.14(a).

“Audited Balance Sheet” has the meaning set forth in Section 3.6.

“Audited Financial Statements” has the meaning set forth in Section 3.6.

“Bahamas Cash” has the meaning set forth in Section 2.2(b).

“Bahamas Joint Venture Company” means Urban Sanitation Limited, a Bahamas company limited by shares.

“Balance Sheet Date” means March 31, 2012.

“Benefit Plan Taxes” means Liabilities for Taxes under the Laws described in Section 3.15.

“Business” means the solid waste management business conducted by the Company Group in the United States, and consisting of offering to customers services for solid waste collection, transportation, sorting, recycling, treatment and landfilling.

“Business Day” means any day other than Saturday, Sunday or any other day on which banks in New York or France are authorized or required to be closed.

“Business Employees” has the meaning set forth in Section 6.16(a).

“Buyer” has the meaning set forth in the preamble to this Agreement.

“Buyer Breach Notice” has the meaning set forth in Section 10.1(e).

“Buyer Cure Plan” has the meaning set forth in Section 10.1(e).

“Buyer Group” means Buyer and its respective Subsidiaries and Affiliates.

“Buyer Schedule Supplement” has the meaning set forth in Section 6.11(b).

“Buyer Terminating Breach” has the meaning set forth in Section 10.1(e).

“Buyer’s Flexible Account Plan” has the meaning set forth in Section 6.16(c).

“Buyer’s 401(k) Plan” has the meaning set forth in Section 6.16(e).

“Buyer’s Subsidiaries” means Advanced Disposal Services, Inc., a Delaware corporation, and Highstar Waste Holdings Corp., a Delaware corporation.

“Buyer’s Plans” has the meaning set forth in Section 6.16(b).

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“Buyout Cost” means the amount required upon exercise of the Early Buyout Options on the terms originally provided in the Equipment Leases, plus such additional amounts, including breakage or termination fees (if applicable), as are expressly set forth in the Equipment Lease Amendments.

“Case Counsel” has the meaning set forth in Section 9.8(a).

“Clearance Date” has the meaning set forth in Section 6.4(c).

“Closing” has the meaning set forth in Section 2.4.

“Closing Date” has the meaning set forth in Section 2.4.

“Closing Financial Certificate” has the meaning set forth in Section 2.3.

“Closing Net Company Debt” has the meaning set forth in Section 2.2(a).

“Closing Net Working Capital” has the meaning set forth in Section 2.7(a).

“Closing Payment” has the meaning set forth in Section 2.3.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Collective Bargaining Agreement” means any agreement with any labor organization representing Business Employees subject to Section 301 of the Labor Management Relations Act of 1947, 29 U.S.C. § 185.

“Company” has the meaning set forth in the recitals to this Agreement.

“Company Benefit Plans” has the meaning set forth in Section 3.15(a).

“Company Debt” means (i) indebtedness for borrowed money, (ii) Intercompany Debt Accounts Payable, (iii) the current and long-term portions of the amounts payable under the Taylor County Land Lease, and (iv) accrued interest in respect of the foregoing, in each case as calculated on a basis consistent with the Audited Balance Sheet, but excluding (x) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (y) Financial Assurance Instruments or Seller Credit Support Obligations of the type described in Section 6.17, including any of the foregoing entered into after the date of this Agreement.

“Company Financial Assurance Instruments” has the meaning set forth in Section 6.17(a).

“Company Group” means the Company and the Company’s Subsidiaries.

“Company Intellectual Property” has the meaning set forth in Section 3.10(b).

“Confidential Information Memorandum” means the Spring 2012 confidential information memorandum prepared by Barclays Capital and Credit Suisse Group AG, Paris Branch and its affiliates with respect to the Company Group.

“Confidentiality Agreement” means that certain confidentiality agreement, dated April 18, 2012, by and between Parent and Buyer’s Affiliate.

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“Consents” means consents, approvals, exemptions, waivers, authorizations, filings, registrations and notifications from, by or to any Person.

“Contest” has the meaning set forth in Annex I.

“Contract” means any written indenture, mortgage, deed of trust, security agreement, lease, license agreement, contract, instrument, understanding, purchase or sales order, promise, undertaking or other commitment or other legally binding arrangement.

“Daily Rate” has the meaning set forth in Section 6.17(d).

“Damages” means all losses, claims, damages, payments, penalties, fines, interest, Taxes, liabilities, costs and expenses (including costs and expenses of Actions, amounts paid in connection with any assessments, judgments or settlements relating thereto, interest and penalties recovered by a third party with respect thereto and out-of pocket expenses and reasonable attorneys’ fees and expenses reasonably incurred in defending against any such Actions).

“Data Room” means the Project Brewers electronic data rooms maintained by Merrill Corporation and the Title Company, and all information, data, materials, and documents contained or referenced therein, all such information, data, materials and documents having been numerically copied on DVD in two original sets, one of which has been delivered as of the date hereof to Buyer and Seller.

“Debt Financing Commitments” has the meaning set forth in Section 5.3(a).

“Deductible Amount” has the meaning set forth in Section 9.3(c).

“Delayed Assets” has the meaning set forth in Section 2.6.

“Delayed Closing” has the meaning set forth in Section 2.6.

“Delayed Closing Date” has the meaning set forth in Section 2.6.

“Designated Buyer” has the meaning set forth in Section 2.9.

“Disclosure Schedule” means the disclosure schedule delivered by Seller to Buyer on the date hereof.

“Early Buyout Options” has the meaning set forth in Section 6.20.

“Employee Stay Bonuses” means amounts actually paid to eligible employees of members of the Company Group in consideration of such employees remaining employed by the Company Group for a specified number of days following the Closing (including the employer portion of all social security, Medicare, unemployment, and other similar Taxes that the Company Group incurs with respect to the Employee Stay Bonuses) less any Income Tax benefit available to the Company Group or any member thereof arising in connection with the accrual, incurrence, or payment of such amounts. For purposes of determining the timing and amount of an Income Tax benefit, the Company Group or relevant member thereof shall be deemed to realize a 30 percent net Income Tax benefit at the time the amounts are paid. “Employee Stay Bonuses” shall not include any amounts payable in respect of performance bonuses or severance compensation or benefits to be provided upon termination of employment.

“Enterprise Value” has the meaning set forth in Section 2.2(a).

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“Environment” means soil, land surface, sea water, surface waters, ground water, drinking water supply, stream sediments, ambient air and any other environmental medium or natural resource.

“Environmental Action” means any Action arising under or pursuant to Environmental Laws.

“Environmental Laws” means any Law existing on the date hereof concerning (i) pollution or protection of the Environment or (ii) exposure of persons to toxic or Hazardous Materials; provided, however, that the term “Environmental Law” shall not include any Law relating to worker safety matters to the extent not related to exposure to Hazardous Materials.

“Environmental Permits” has the meaning set forth in Section 3.11(a)(i).

“Equipment Lease Amendments” means those certain amendments to the Equipment Leases establishing the Early Buyout Options, to be executed by each of Banc of America Leasing & Capital, LLC, MassMutual Asset Finance LLC, Wells Fargo Equipment Finance, Inc., and Chase Equipment Finance, Inc.

“Equipment Leases” has the meaning set forth in Section 6.20.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Estimated Net Company Debt” has the meaning set forth in Section 2.2(d).

“Evergreen” means Evergreen National Indemnity Company and its agent, United Nations Insurance Agency, Inc.

“Evergreen Buyer Indemnity Agreement” means a Bonding, Indemnity and Security Agreement, dated as of the Closing Date, by and between Buyer (and/or one or more of its Subsidiaries or Affiliates) and Evergreen.

“Evergreen Closing Agreements” means the Evergreen Buyer Indemnity Agreement, the Evergreen Release and the Evergreen Seller Group Indemnity Agreement.

“Evergreen Release” means a release from (i) the Existing Evergreen Indemnity Agreement and (ii) the Existing Evergreen Security Agreement, each in favor of Parent, dated as of the Closing Date, executed by Evergreen.

“Evergreen Seller Group Indemnity Agreement” means a Bonding, Indemnity and Security Agreement, dated as of the Closing Date, by and between Evergreen and such members of the Seller Group as Evergreen and Parent determine to be necessary and appropriate, replacing the Existing Evergreen Indemnity Agreement and the Existing Evergreen Security Agreement in respect of bonds outstanding thereunder that do not relate to the Business.

“Existing Evergreen Indemnity Agreement” means the Bonding, Indemnity and Security Agreement, dated December 31, 2001, by and between Evergreen and Onyx North America Corp., as amended.

“Existing Evergreen Security Agreement” means Collateral and Security Agreement, dated December 31, 2001, by and between Evergreen and Onyx North America Corp., as amended.

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“Financial Assurance Instruments” means all bonds, guarantees, letters of credit, indemnities, financial support, assurances, comfort letters and other arrangements similar to the foregoing.

“Financing” has the meaning set forth in Section 5.3(a).

“Financing Materials” has the meaning set forth in Section 6.22.

“Financing Source Parties” has the meaning set forth in Section 5.3(a).

“Fundamental Representations” has the meaning set forth in Section 9.3(a).

“Funding Obligations” has the meaning set forth in Section 5.3(a).

“GAAP” means United States generally accepted accounting principles as in effect on the date of the applicable financial statements in respect of which GAAP is being referenced, applied on a consistent basis.

“Governmental Authority” means any United States or foreign federal, state or local government, court, department, administrative agency, legislative body, official, or commission or other governmental or regulatory authority or instrumentality.

“Hazardous Materials” means (i) asbestos, polychlorinated biphenyls or petroleum, (ii) any substance the use, management, storage, or disposal of which is regulated under any Environmental Law, or is defined, listed or identified as a “hazardous waste” or “hazardous substance” by any Environmental Law, or (iii) any substance, material or waste that is regulated by any Environmental Law because it is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“IFRS” means International Financial Reporting Standards applied on a basis consistent with the Company’s unaudited financial statements.

“Included Current Assets” has the meaning set forth in Section 2.2(c).

“Included Current Liabilities” has the meaning set forth in Section 2.2(c).

“Income Tax” means any Tax on net or gross income, profits or receipts (and any franchise Tax or other Tax in connection with doing business imposed in lieu thereof) and any related penalties or interest imposed by any Governmental Authority.

“Indemnified Claim” has the meaning set forth in Section 9.4(f).

“Indemnified Officers” has the meaning set forth in Section 6.9(a).

“Indemnified Party” has the meaning set forth in Section 9.2.

“Indemnifying Party” has the meaning set forth in Section 9.2.

“Indemnity Reduction Amounts” has the meaning set forth in Section 9.3(g).

“Independent Auditor” has the meaning set forth in Section 2.7(b).

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“Initial Transition Period” has the meaning set forth in Section 6.15.

“Initial Transition Services” has the meaning set forth in Section 6.15.

“Injunction” has the meaning set forth in Section 6.3.

“Intellectual Property” means all (a) patents and patent applications, together with reissues, continuations, continuations-in-part, revisions, divisionals, extensions and reexaminations thereof, (b) trademarks, service marks, trade dress, logos, trade names and Internet domain names, and applications, registrations, and renewals in connection therewith, and all goodwill associated with any of the foregoing (“Marks”), (c) works of authorship (whether or not copyrightable), copyrights and applications, registrations and renewals in connection therewith, (d) trade secrets, including methods, techniques, processes and know-how, and (e) computer software (including source code, data, databases and related documentation).

“Intercompany Debt Accounts Payable” means financial interest bearing debts of the Company Group due to any member of the Seller Group, excluding Intercompany Trade Accounts.

“Intercompany Debt Accounts Receivable” means financial interest bearing debts of any member of the Seller Group due to any member of the Company Group, excluding Intercompany Trade Accounts.

“Intercompany Debt Statement” has the meaning set forth in Section 2.2(d).

“Intercompany Trade Accounts” means any payables, not bearing interest, of the Company Group due to or from any member of the Seller Group, that are billed and paid directly by such Persons for services rendered in the ordinary and normal course of business, including landfill, hauling, disposal, and contract capping services.

“Interim Financial Statements” has the meaning set forth in Section 3.6.

“International Competition Laws” has the meaning set forth in Section 6.4(c).

“IT Assets” means (i) application software and (ii) information technology fixed assets including computer workstations, laptops, servers, network equipment, telephony equipment, storage equipment and other similar equipment.

“Joint Venture Companies” means those joint ventures of the Company Group in which the Company owns, directly or indirectly, less than 100% and at least 50% of the voting rights and/or equity shares, as listed in Schedule 1.1.JV.

“Knowledge” means (a) with respect to Parent, Seller and the Company, the actual knowledge of James Long, Raphael Bruckert, Bill Westrate, Richard Burke, Michael Slattery, Todd Watermolen, Hank Karius, Jay Rooney and Mike Dougherty and (b) with respect to Buyer, the actual knowledge of Charles Appleby, Steven R. Carn, Christopher Beall, Wally Hall, Steven del Corso, Christian Mills, Gerald Allen, Robert Wholey, Matthew Rinklin, and James Burchetta.

“KPMG Report” means the Pre-Sale Due Diligence Report prepared by KPMG and included in the Data Room.

“Laws” means all applicable federal, state, local and foreign laws, statutes, constitutions, rules, regulations, ordinances and similar provisions having the force of law and all judgments, rulings, orders, decrees, injunctions, guidance and guidelines of Governmental Authorities, in each case in effect as of the date hereof.

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“Letter of Credit” has the meaning set forth in Section 6.17(c).

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due).

“Licenses” means licenses, permits, consents, approvals, authorizations, registrations, qualifications and certifications of any Governmental Authority.

“Lien” means any mortgage, pledge, lien, encumbrance, restriction, option, charge or other security interest.

“Marks” has the meaning set forth in the definition of Intellectual Property.

“Material Adverse Effect” means (a) with respect to the Company Group, a material adverse effect on the results of operation or financial condition of the Company Group, taken as a whole, or on the ability of the Seller or Parent to consummate the sale of the Shares as contemplated by, this Agreement; provided, however, that without limiting the generality of what shall not constitute a “Material Adverse Effect”, an event, occurrence, change or effect which results, directly or indirectly, from any of the following shall not constitute a “Material Adverse Effect”: (i) general business, economic, climate, industry or market (including capital, securities or financial markets) events, occurrences, developments, changes, circumstances or conditions, (ii) the effect of any change that generally affects the industries or markets in which the Company Group operates (including changes in the fuel, power, natural gas, or waste-to-energy industries), the products or services for or in such industries or markets, or the market prices of commodities, including oil, fuel, fibers, aluminum and glass, and energy-related products such as methane gas and electricity, (iii) changes in applicable Laws or regulatory policies, including the adoption of climate change regulation, regulations restricting emissions of greenhouse gases, and “flow-control” or other regulations restricting the transport or disposal of waste excluding any such change to the extent it disproportionately affects the Company Group, taken as a whole relative to other participants in the industry in which the Company Group operates, (iv) changes in accounting standards, principles or interpretations, (v) changes in political conditions, weather, natural disasters or other acts of God, acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism, including any of the foregoing threatened or underway as of the date of this Agreement, (vi) any change in or effect on the assets or properties of the Company Group which is cured (including by the payment of money) by Parent or Seller prior to the Closing Date, (vii) the negotiation, execution, announcement, pendency or performance of this Agreement or the transactions contemplated hereby, the consummation of the transactions contemplated by this Agreement or any public communications by the other party regarding this Agreement or the transactions contemplated hereby, including, in any such case, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, venture partners or other third parties, (viii) any failure to meet any projections, guidance, estimates, forecasts, budgets, or milestones or financial or operating predictions, (ix) labor conditions generally in the industry in which the Company Group operates and expressly excluding any such change to the extent it disproportionately affects the Company Group, taken as a whole relative to other participants in the industry in which the Company Group operates, (x) any action permitted or required to be taken by Parent, Seller or the Company Group under this Agreement or taken at the request or with the consent of Buyer or (xi) any action taken by Buyer or any of its Affiliates or representatives and (b) with respect to Buyer, a material adverse effect on the ability of Buyer to perform its obligations under, or to consummate the transaction contemplated by, this Agreement.

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“Material Contract” has the meaning set forth in Section 3.12(a).

“Material Leased Real Property” has the meaning set forth in Section 3.9(a).

“Material Owned Real Property” means real property owned by the Company Group that is material to the operation of the Business, taken as a whole.

“Material Real Property” has the meaning set forth in Section 3.9(a).

“Material Real Property Lease” means any lease of real property (a) providing for the payment by the Company Group (or any member thereof) of aggregate annual rental payments of $250,000 or more or (b) governing a facility that is material to the operation of the Business, taken as a whole.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 3(37) of ERISA.

“Net Company Debt” has the meaning set forth in Section 2.2(b).

“Net Intercompany Debt” means an amount, if positive, equal to (a) Intercompany Debt Accounts Payable, minus (b) Intercompany Debt Accounts Receivable.

“Net Working Capital” has the meaning set forth in Section 2.2(c).

“NJDEP” has the meaning set forth in Section 6.18.

“NJDEP Approvals” has the meaning set forth in Section 6.18.

“NJDEP Subsidiaries” means the members of the Company Group subject to the NJDEP Approvals.

“Non-Company Group Employees” means all employees of the Seller Group who are (a) engaged in the Business, (b) not employees of any member of the Company Group, and (c) listed in Schedule 6.16.

“Objections Statement” has the meaning set forth in Section 2.7(b).

“Other Parties” has the meaning set forth in Section 3.12(b).

“Other Policies” has the meaning set forth in Section 3.13(a).

“Parent” has the meaning set forth in the preamble to this Agreement.

“Parties” has the meaning set forth in the preamble to this Agreement.

“Pass-Through Arrangement” has the meaning set forth in Section 6.14(b)(ii).

“Per Occurrence Amount” means (a) $1,000,000 until such time as the aggregate amount of Damages subject to indemnification under Sections 9.1(a) and 9.1(b) exceeds the Deductible Amount, and (b) thereafter, $250,000.

“Permitted Liens” means any (a) mechanic’s, materialmen’s, laborer’s, workmen’s, repairmen’s, carrier’s and similar Liens, including all statutory Liens, arising or incurred in the ordinary course of business for amounts not delinquent, (b) Liens for Taxes, assessments and other governmental charges not yet due and payable or, if due, (i) not delinquent or (ii) being contested in good faith through appropriate

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proceedings as disclosed on Schedule 3.8, (c) purchase money Liens and Liens securing rental payments under capital lease arrangements, (d) pledges or deposits under workers’ compensation legislation, unemployment insurance Laws or similar Laws, (e) Liens identified in the Audited Financial Statements, (f) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property, which are not materially violated by the current use or occupancy of such real property or the operation of the Company Group thereon, (g) any Liens that are released or otherwise terminated at or prior to Closing, (h) all exceptions, restrictions, easements, charges, rights-of-way and monetary and nonmonetary encumbrances which are set forth in any permits, licenses, governmental authorizations, registrations or approvals listed, described or referenced in the Disclosure Schedule, (i) in the case of real property, (x) easements, covenants, conditions and other restrictions or similar matters of record affecting title to such property which do not materially impair the current use, occupancy or value of the property subject thereto or (y) shown in the Title Commitments, and (j) Liens that do not materially interfere with the use of any asset that is materially used in connection with the Business. For avoidance of doubt, mortgages, deeds of trust, deeds to secure debt and similar instruments securing indebtedness and Liens securing monetary obligations shall not constitute Permitted Liens, except to the extent such indebtedness is identified in the Audited Financial Statements or released or otherwise terminated at or prior to Closing.

“Person” means an individual, partnership, limited liability partnership, corporation, limited liability company, association, joint stock company, trust, estate, joint venture, unincorporated organization, or Governmental Authority.

“Post-Closing Balance Sheet” has the meaning set forth in Section 2.7(a).

“Post-Closing Financial Certificate” has the meaning set forth in Section 2.7(a).

“Pre-Closing Transactions” has the meaning set forth in Section 6.21.

“Pre-Closing Taxable Period” has the meaning set forth in Annex I.

“Pre-Closing Taxes” has the meaning set forth in Annex I.

“Purchase Price” has the meaning set forth in Section 2.2(a).

“Recognition Marks” means all logos, trademarks, signs and other recognition marks used by any member of the Company Group that are also used by members, or in parts, of the Seller Group.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into or through the Environment.

“Remaining Obligations” has the meaning set forth in Section 6.17(c).

“Remedial Action” means all actions, whether voluntary or involuntary, reasonably necessary to comply with or discharge any obligation under Environmental Laws to (i) clean up, remove, treat, cover or in any other way remediate any Release of Hazardous Materials; (ii) prevent the Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger the Environment; or (iii) perform studies, investigations, and monitoring related to any Release of Hazardous Materials (including any post-remediation studies or monitoring).

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“Remedies Exception” means (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other Laws of general application, heretofore or hereafter enacted or in effect, affecting the rights and remedies of creditors generally, and (ii) the exercise of judicial or administrative discretion in accordance with general equitable principles, particularly as to the availability of the remedy of specific performance or other injunctive relief.

“Required Third-Party Consents” means (1)(a)(x) with respect to Buyer, the Evergreen Buyer Indemnity Agreement, and (y) with respect to Seller, the Evergreen Release or (b) Consent of Evergreen under the Existing Evergreen Indemnity Agreement and the Existing Evergreen Security Agreement with respect to maintaining all Financial Assurance subject thereto in full force and effect after Closing in accordance with their terms and (2) the Equipment Lease Amendments.

“Retained Claims” means the actions Danny Lynn Electrical & Plumbing, L.L.C., et al. v. Veolia ES Solid Waste Southeast, Inc., et al. (M.D. Ala., CV No. 2009-192), D&J Plastics, Inc. and Tower Road Fitness, Inc. v. Veolia ES Solid Waste Southeast, Inc., et al. (Super. Ct. of Muscogee County, Ga., No. 4-09-CV-156), Markaty, Inc. v. Veolia ES Solid Waste Midwest, LLC (N.D. Ill., Case No. 1:11-cv-05863), Janoka, Inc. v. Veolia ES Solid Waste Southeast, Inc. (M.D. Ala., Case No. 2:11-cv-00790-MHT-WC), JRM Properties, LLC v. Richard Burke, et al. (Cir. Ct. of Barbour County, Ala., Case No. CV-2012-900017), Bernard Cox v. Richard Burke, et al. (Cir. Ct. of Barbour County, Ala., Case No. CV-2012-900015), A-1 Lube & Car Wash v. Richard Burke, et al. (Dist. Ct. of Barbour County, Ala., Case No. DV-2012-005), and Pat O’Neal d/b/a Joey’s Thrift Mall v. Veolia ES Solid Waste Southeast, Inc., et al., (Super. Ct. of Muscogee County, Ga., 12-CV-647-05), such other actions as are described in the Settlement, and any and all subsequent appeals therefrom. All references to the “Retained Claims” are deemed to encompass (i) all claims (whether filed or unfiled) raised in the above-described actions brought by any putative class members in the above styled actions and made part of the pleadings in the above-described actions, and (ii) all claims involving any member of the Company Group arising out of the alleged unlawful assessment prior to the Closing of fuel surcharges, environmental fees, maintenance fees, administrative fees, document fees, late fees of any kind, CPIU fees or charges (including, but not limited to, any amount charged as an increased rate or fee because of any annual increase in charges), fees assessed because of state or federal environmental agencies (for instance, any “ADEM” fee) and other service fees, breach of contract, or any other claims of the type and nature brought in the actions described in the Settlement, asserted by persons in any federal or state court.

“Reversion Amounts” has the meaning set forth in Section 9.8(f).

“Right” means any option, warrant, convertible or exchangeable security or other right, however denominated, to subscribe for, purchase or otherwise acquire any equity interest or other security of any class or any restricted stock or phantom equity, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.

“Schedule Supplement” has the meaning set forth in Section 6.11.

“Section 6.13(b)(v) Period” has the meaning set forth in Section 6.13(b)(v).

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Seller Breach Notice” has the meaning set forth in Section 10.1(d).

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“Seller Credit Support Obligations” has the meaning set forth in Section 6.17(a).

“Seller Cure Plan” has the meaning set forth in Section 10.1(d).

“Seller Group” means Parent, Seller and their respective Subsidiaries and Affiliates, other than any member of the Company Group.

“Seller Parent Guarantor” means Veolia Environnement.

“Seller Parent Guaranty” means the Guaranty Agreement, dated the Closing Date, from Seller Parent Guarantor in favor of Buyer in the form of Exhibit C.

“Seller Policies” has the meaning set forth in Section 3.13(a).

“Seller Terminating Breach” has the meaning set forth in Section 10.1(d).

“Seller’s Flexible Account Plan” has the meaning set forth in Section 6.16(c).

“Seller’s 401(k) Plan” has the meaning set forth in Section 6.16(e).

“Separation Consent” has the meaning set forth in Section 6.14(b)(i).

“Settlement” means the class-wide resolution of the Retained Claims, subject to preliminary and final approval, as tentatively agreed on May 22, 2012 by mutual acceptance of Judge Sheila Finnegan’s mediator’s proposal.

“Settlement Amounts” means any relief afforded by the Settlement, as tentatively agreed and as preliminarily and finally approved, including the establishment of a $15,000,000 claims fund from which (i) a maximum of $5,000,000 shall be set aside for class counsel attorneys’ fees and expenses; (ii) an amount not to exceed $2,500,000 shall be set aside as a guaranteed class pay-out; and (iii) an amount not to exceed $7,500,000 shall be set aside and used to satisfy class claims that exceed in aggregate the guaranteed $2,500,000 class pay-out, and which shall include a reversion interest for any unclaimed balance in favor of Parent or the Company.

“Settlement Period” means the period beginning on the date hereof and ending on the date of the final class-wide resolution of the Retained Claims as accepted by Judge Sheila Finnegan’s mediator and the final resolution of any appeals therefrom or the expiration of all possible appeals therefrom.

“Shares” has the meaning set forth in the recitals to this Agreement.

“Shared Contracts” means the Contracts that relate to both the Company Group, on the one hand, and Parent or its Affiliates, on the other hand, or under which both a member of the Company Group and a member of the Seller Group provides services or purchases goods or services, and any renewals, amendments or modifications thereof.

“Short-Term LTCC Spending” means the information set forth on Schedule 1.1LTCC.

“Straddle Period” has the meaning set forth in Annex I.

“Subject Environmental Reports” mean (a) the Golder Report dated April 20, 2012 (exclusive of any other third party report referred to therein), (b) the reports dated June 2012 of Cornerstone Environmental Group, LLC covering (i) Veolia Transfer Stations, Hauling Operations, Material Recovery

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Facilities (MRFS), and Property, (ii) Veolia ES Solid Waste Active Landfill Assets—North Central United States—Wisconsin and Minnesota, (iii) Veolia ES Solid Waste Active Landfill Assets—Central United States—Indiana, Illinois, Kentucky, Michigan and Missouri, (iv) Veolia ES Solid Waste Active Landfill Assets—Southeast United States, and (v) Veolia ES Solid Waste Active Landfill Assets—Pennsylvania United States, and (c) the Company’s VES Solid Waste Environmental Liability summary—July 2012.

“Subsidiary,” when used with respect to any Person, means any other Person of which (a) in the case of a corporation, at least (i) 50% of the equity and (ii) 50% of the voting interests are owned or controlled (as defined in the definition of Affiliate), directly or indirectly, by such first Person, by any one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries or (b) in the case of any Person other than a corporation, such first Person, one or more of its Subsidiaries, or such first Person and one or more of its Subsidiaries (i) owns 50% of the equity interests thereof and (ii) has the power to elect or direct the election of 50% of the members of the governing body thereof.

“Surveys” has the meaning set forth in Section 6.19.

“Tax” means any federal, state, provincial, local, or foreign tax, charge, duty, fee, levy or other assessment, in each case imposed or assessed by or otherwise payable to a Governmental Authority, including income, capital gain, net receipts, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real or personal property, unclaimed property, sales, use, transfer, registration, ad valorem, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, and including any interest, penalty, or addition thereto.

“Tax Indemnified Buyer Party” has the meaning set forth in Annex I.

“Tax Loss” has the meaning set forth in Annex I.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, filed with any Governmental Authority.

“Taylor County Land Lease” means the Amended and Restated Lease Agreement, by and among Charing Properties, LLC, Veolia ES Taylor County Landfill, LLC (as assignee of Allied Services, LLC), and Veolia ES Solid Waste of North America, LLC (as guarantor), dated July 1, 2007 and amended August 31, 2007.

“Termination Date” means December 31, 2012; provided that the Termination Date shall be automatically extended to January 31, 2013 if the sole condition not satisfied (other than those customarily satisfied at Closing) as of December 31, 2012 is the condition set forth in Section 7.1(b).

“Third Party Claim” has the meaning set forth in Section 9.4(a).

“Title Commitments” has the meaning set forth in Section 6.19.

“Title Company” has the meaning set forth in Section 6.19.

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“Transaction Documents” means this Agreement, the Transition Services Agreement, the Evergreen Closing Agreements, the Letter of Credit, the Seller Parent Guaranty and all other documents delivered or required to be delivered by any Party pursuant to this Agreement.

“Transfer Taxes” means all transfer or similar Taxes (excluding Taxes measured by net income), including sales, real property, use, ad valorem, value added, registration, excise, stock transfer, stamp, documentary, filing, recording, permit, license, authorization and similar Taxes, filing fees and similar charges, including all material interest and penalties.

“Transition Services Agreement” means the form of Transition Services Agreement attached as Exhibit A hereto and to be completed in accordance with Section 6.15.

“VENAO” means Veolia Environnement North America Operations, Inc., a Delaware corporation.

“Veolia Environnement” means Veolia Environnement SA, a public company incorporated under the laws of France.

“Waiving Party” has the meaning set forth in Section 7.5.

“WARN Act” has the meaning set forth in Section 3.15(h).

“Working Capital Target” means $2,790,000.

Section 1.2 Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “herein”, “hereof” and “hereunder” and words of similar import refer to this Agreement (including the Exhibits to this Agreement and the Disclosure Schedule) in its entirety and not to any part hereof unless the context shall otherwise require. All references herein to Articles, Sections, Exhibits and the Disclosure Schedule shall be deemed references to Articles and Sections of, and Exhibits and the Disclosure Schedule to, this Agreement unless the context shall otherwise require. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference to any federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Any reference in this Agreement to a “day” or a number of “days” (without explicit reference to “Business Days”) shall be interpreted as a reference to a calendar day or number of calendar days. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day. Except as otherwise provided herein, all accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

ARTICLE II

PURCHASE AND SALE OF THE SHARES

Section 2.1 Purchase and Sale of the Shares. Upon the terms and subject to the conditions of this Agreement, Buyer or the Designated Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer or the Designated Buyer, all of the Shares at the Closing, for the consideration specified in Section 2.2.

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Section 2.2 Purchase Price; Closing Purchase Price Adjustment.

(a) Upon the terms and subject to the conditions of this Agreement, Buyer shall (i) pay to Seller an amount (the “Purchase Price”) equal to the aggregate of (x) $1,909,000,000 (the “Enterprise Value”), (y) minus or (if negative) plus Net Company Debt as of the Closing Date (the “Closing Net Company Debt”), and (z) plus or minus the amount of the Net Working Capital adjustment, if any, described in Section 2.7(c)(ii), and (ii) fund an amount to the Company equal to the Net Intercompany Debt as described in Section 2.3(b).

(b) “Net Company Debt” shall mean, at any particular date, (i)(x) Company Debt, plus (y)(1) Employee Stay Bonuses, (2) the total Buyout Cost payable upon exercise of the Early Buyout Options under the Equipment Leases if and to the extent not exercised on or prior to the Closing, (3) accrued branding fees, (4) accrued expenses and payables related to capital expenditures, (5) accrued Income Taxes of any member of the Company Group (other than Income Taxes of the Affiliated Group that a member of the Company Group is responsible for under applicable Law, pursuant to a contract terminated as provided in Section 9 of Annex I or otherwise), (6) accrued acquisition holdback, and (7) Short-Term LTCC Spending, minus (ii)(x) Intercompany Debt Accounts Receivable and (y) cash and cash equivalents (excluding (A) restricted cash to the extent set forth in Schedule 2.2(b) and (B) Veolia ES Grand Bahama Ltd.’s 50% interest in cash held in the Bahamas Joint Venture Company (the “Bahamas Cash”)), as calculated on a basis consistent with the Audited Balance Sheet, as of such particular date, in each case, of the Company Group as illustrated in Schedule 2.2(b), it being understood that Net Company Debt may be a negative number.

(c) “Net Working Capital” shall mean (i) the consolidated Included Current Assets of the Company Group less (ii) the consolidated Included Current Liabilities of the Company Group, each as determined as of the close of business on the day immediately preceding the Closing Date and each as illustrated and defined in Schedule 2.2(c), without giving effect to any purchase accounting adjustments resulting from the consummation of the transactions contemplated hereby. “Included Current Assets” means current assets as defined in the Audited Balance Sheet, including accounts receivable (net of allowance for doubtful accounts), prepaid expenses and other current assets, but excluding cash and cash equivalents, any prepaid expenses relating to the Equipment Leases, and current or deferred Income Tax assets. “Included Current Liabilities” means (x) current liabilities as defined in the Audited Balance Sheet, including accounts payable, accrued payroll and related expenses, other accrued expenses and deferred revenue, but excluding (y) current and deferred Income Tax liabilities of any member of the Company Group (including Income Taxes of the Affiliated Group that a member of the Company Group is responsible for under applicable Law, pursuant to a contract terminated as provided in Section 9 of Annex I or otherwise), any care and closure provision, including the current portion thereof, self insurance reserves, amounts payable under the Taylor County Land Lease, accrued interest, accrued branding fees, any payables relating to the Equipment Leases, any accruals in respect of the Retained Claims (including accrued legal fees and expenses in respect of the Retained Claims), accrued expenses and payables related to capital expenditures, and accrued acquisition holdback. Net Working Capital includes Intercompany Trade Accounts. Any items included within the definition of Net Company Debt shall be excluded from Net Working Capital.

(d) At least three (3) Business Days prior to the Closing Date, Seller shall prepare and deliver to Buyer a statement setting forth the estimated amount of (i) Net Intercompany Debt, specifying the bank account(s) to which such payment(s) should be made in accordance with Section 2.5(b)(i) (the “Intercompany Debt Statement”) and (ii) Net Company Debt (the “Estimated Net Company Debt”) as illustrated in Schedule 2.2(d).

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Section 2.3 Payments at Closing. At the Closing, Buyer shall (a) pay to Seller, in the manner set forth in Section 2.5(b), (i) the Enterprise Value minus or, if negative, plus (ii) Estimated Net Company Debt as of the Closing Date, as set forth on a certificate to be delivered by Seller with respect thereto at least three (3) Business Days prior to the Closing (the “Closing Financial Certificate”) and calculated on a basis consistent with that used in the illustrative calculations of Net Company Debt in Schedule 2.2(b), and (b) pay and fund to the Company an amount equal to the Net Intercompany Debt to be applied to the repayment by the Company of such Debt as of the Closing, by wire transfers of immediately available funds (such amount in clauses (a) and (b), the “Closing Payments”).

Section 2.4 Closing. Unless this Agreement shall have been terminated pursuant to Article X and subject to the satisfaction or, when permissible, waiver of the conditions set forth in Article VII, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place (a) at the offices of Jones Day, 77 West Wacker Drive, Chicago, Illinois 60601, commencing at 10:00 a.m. local time on the day which is three Business Days after the date on which the last of the conditions set forth in Article VII (other than any such conditions which by their terms are not capable of being satisfied until the Closing Date) is satisfied or, when permissible, waived or (b) on such other date and/or at such other time and/or place as the Parties may mutually agree in writing (the “Closing Date”).

Section 2.5 Closing Deliveries.

(a) At or prior to the Closing, Seller will deliver or cause to be delivered to Buyer the following:

(i) stock powers endorsed in blank necessary to transfer the certificates representing the Shares to Buyer and originals of all certificated securities representing the Shares and all other equity interests in the Company;

(ii) resignations or terminations of the directors of each member of the Company Group from their status as directors effective as of the Closing (other than those Persons identified by Buyer prior to Closing with respect to whom such resignation or termination is not required);

(iii) the certificates referred to in Sections 7.3(a) and 7.3(b);

(iv) a non-foreign affidavit, dated as of the Closing Date, in form and substance required under the Treasury Regulations issued pursuant to Section 1445 of the Code, stating that Seller is not a “foreign person” as defined in Section 1445 of the Code (or if Seller is a disregarded entity, a certificate that Seller is a disregarded entity and the appropriate member of the Affiliated Group is not a “foreign person” as defined in Section 1445 of the Code);

(v) the Closing Financial Certificate;

(vi) a copy of the Seller Parent Guaranty executed by Seller Parent Guarantor;

(vii) a copy of the Transition Services Agreement executed by Parent and Seller;

(viii) each of the Required Third-Party Consents, to the extent required to be executed by a member of the Company Group, a member of the Seller Group, or any other Person (other than the Buyer Group); and

(ix) an instrument of discharge, termination and release, following repayment in accordance with Section 2.3 and Section 2.5(b)(i), of all of the Net Intercompany Debt owed by any member of the Company Group to the Seller Group in accordance with the Intercompany Debt Statement in a form reasonably satisfactory to Buyer.

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(b) At the Closing, Buyer will deliver or cause to be delivered to Seller the following:

(i) the Closing Payments (and evidence of receipt thereof), by wire transfer of immediately available funds to the accounts which are designated by Seller at least three (3) Business Days prior to the Closing, in the amounts determined pursuant to Section 2.3;

(ii) the certificates referred to in Sections 7.2(a) and 7.2(b);

(iii) a copy of the Transition Services Agreement executed by Buyer;

(iv) each of the Required Third-Party Consents, to the extent required to be executed by a member of the Buyer Group; and

(v) the Letter of Credit.

Section 2.6 Delayed Closing. To the extent that the NJDEP Approvals shall not have been obtained prior to the Closing Date, this Agreement shall not constitute an agreement to sell the NJDEP Subsidiaries. Following the Closing, Parent, Seller and Buyer shall use their reasonable best efforts, and cooperate with each other, to obtain promptly such NJDEP Approvals; provided, however, that neither Parent, Seller nor Buyer nor any of their respective Affiliates shall be required to incur any obligation or pay any additional consideration therefor, other than (i) a nominal filing, application or similar cost or fee, and (ii) nominal amounts to cover processing and review by third parties of such authorizations, approvals, consents, agreements or waivers, including de minimis amounts of attorneys’ fees. Pending obtaining such NJDEP Approvals, Parent, Seller and Buyer shall cooperate with each other in any reasonable and lawful arrangements designed to provide to Buyer the profits and other benefits and liabilities of use or ownership of the NJDEP Subsidiaries (excluding liabilities for Taxes relating to such use or ownership or the profits to Buyer therefrom). Once the NJDEP Approvals are obtained, Parent and Seller shall promptly sell, assign, transfer and deliver the NJDEP Subsidiaries to Buyer for no additional consideration (other than as provided for above) at a closing to be held on the fifth Business Day after receipt of the NJDEP Approvals (the “Delayed Closing Date”), or such other time as Parent, Seller and Buyer may mutually agree (the “Delayed Closing”). For purposes of this Section 2.6, any NJDEP Subsidiaries subject to a Delayed Closing shall be referred to as “Delayed Assets”. The risk in any such Delayed Assets shall pass to Buyer effective as of the Closing. After Closing and prior to the Delayed Closing, if requested by Buyer and subject to compliance with Laws and any contractual obligations of Parent and Seller prohibiting or limiting the execution of a declaration of trust relating to any such Delayed Assets, Parent and Seller shall execute a declaration of trust pursuant to which it will hold the benefit of such Delayed Assets in trust for Buyer. Parent and Seller shall account to Buyer for all sums received, less any direct costs (not including management time) which relate to any such Delayed Assets. From and after Closing and prior to the Delayed Closing, Parent and Seller shall, at Buyer’s expense (but without prejudice to Buyer’s rights to indemnification pursuant to Article IX) maintain adequate (but in no event less than was maintained in respect of the relevant Delayed Assets prior to Closing) insurance coverage on any such Delayed Assets and, to the extent permitted under the relevant policies, cause Buyer to be added to all applicable insurance policies as an additional insured. Subject to compliance with Laws and any contractual obligations of Parent of Seller, if the benefit of such Delayed Assets cannot be held in trust for Buyer, Parent, Seller and Buyer

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will use their reasonable best efforts to make such other reasonable and lawful arrangements among themselves to implement the transfer of the benefit of such Delayed Assets to the extent possible. After Closing and prior to the Delayed Closing and without prejudice to any claim which Buyer has under Article IX, Buyer shall indemnify Parent and Seller for all costs and expenses (excluding Tax liabilities) suffered or reasonably incurred by Parent or Seller in connection with such Delayed Assets, provided that Buyer shall not be required to indemnify Parent or Seller in respect of internal administrative costs (except to the extent attributable to the gross negligence or willful misconduct of Seller). In the case of the Delayed Closing, Parent and Seller shall, from the Closing Date to the date of the Delayed Closing, establish (if not already established) and maintain, at the expense of Buyer, separate books of account and financial statements relating to such Delayed Assets. Buyer shall have the right, at Buyer’s expense, to audit such accounts (upon reasonable notice and at reasonable times) and Parent and Seller shall reasonably cooperate with Buyer and its accountants in any such audit. Parent and Seller shall, and shall cause their Affiliates to, keep confidential all information in relation to any such Delayed Assets with the same degree of care as such party maintains its own confidential information. Parent, Seller and Buyer shall keep each other reasonably informed of matters within their knowledge that are reasonably likely to affect the other in relation to any such Delayed Assets.

Section 2.7 Post-Closing Adjustment.

(a) As promptly as possible, but in any event within 65 days after the Closing Date, Buyer shall deliver to Seller a consolidated unaudited balance sheet of the Company Group (the “Post-Closing Balance Sheet”), together with a post-closing financial certificate (the “Post-Closing Financial Certificate”) setting forth the calculation of the Closing Net Company Debt and the Net Working Capital (the “Closing Net Working Capital”), in each case based on the Post-Closing Balance Sheet and as of the close of business on the day immediately preceding the Closing Date, which shall be calculated on a basis consistent with the principles and methodologies used to prepare the Audited Balance Sheet and Schedule 2.2(b) and Schedule 2.2(c). The Closing Financial Certificate has been, and the Post-Closing Balance Sheet and Post-Closing Financial Certificate shall be, prepared (i) in accordance with GAAP applied on a basis consistent with the Audited Balance Sheet and (ii) otherwise applying the accounting principles and reflecting those adjustments and allocations described in Schedule 2.2(b) and Schedule 2.2(c) (collectively, the “Accounting Principles”). The Parties agree that the purpose of preparing the Closing Financial Certificate and the Post-Closing Financial Certificate and the related purchase price adjustment contemplated by this Section 2.7 is to measure the changes in Net Working Capital and Net Company Debt, and such processes are not intended to permit the introduction of judgments, accounting methods, policies, principles, practices, procedures, classifications or estimation methodologies that differ from the Accounting Principles for the purpose of preparing the Closing Financial Certificate or Post-Closing Financial Certificate. Without limiting the generality of Section 6.7, during the 65-day period following the Closing, Buyer will cause the Company Group to cooperate with Seller, and Seller and its accountants and advisors shall be permitted reasonable access to review the Company Group’s books and records and work papers, in connection with Buyer’s preparation of the Post-Closing Financial Certificate.

(b) After delivery of the Post-Closing Financial Certificate, if Seller has any objections to the Post-Closing Financial Certificate, Seller shall deliver to Buyer a statement setting forth its objections thereto (an “Objections Statement”). If an Objections Statement is not delivered to Buyer within 20 Business Days after delivery of the Post-Closing Financial Certificate, the Post-Closing Financial Certificate shall be final, binding and non-appealable by the Parties. Seller and Buyer shall negotiate in good faith to resolve any such objections, but if they do not reach a final resolution within 20 Business Days after the delivery of the Objections Statement, Seller and Buyer shall each promptly designate an independent certified public accountant (other than Ernst & Young) which shall in turn select a third independent certified public accountant (other than Ernst & Young)

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(the “Independent Auditor”) whereupon such dispute shall be submitted to the Independent Auditor for resolution. Seller and Buyer shall use their commercially reasonable efforts to cause the Independent Auditor to resolve all disagreements as soon as practicable. The resolution of the dispute by the Independent Auditor shall be final, binding on and non-appealable by the parties hereto. The costs and expenses of the Independent Auditor shall be allocated between Buyer and Seller based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party. For example, if the items in dispute total in amount to $1,000,000 and the Independent Auditor awards $600,000 in favor of Seller’s position, 60% of the costs of its review would be borne by Buyer, on the one hand, and 40% of the costs would be borne by Seller, on the other hand.

(c) (i) If the Closing Net Company Debt determined in accordance with subsection (b) above is higher than Estimated Net Company Debt, then Seller shall pay to Buyer (or if the Closing Net Company Debt is lower than the Estimated Net Company Debt, Buyer shall pay to Seller) the amount of such difference in immediately available funds.

(ii) If Closing Net Working Capital is:

(x) above the Working Capital Target, then Buyer shall pay Seller the amount of such excess.

(y) below the Working Capital Target, then Seller shall pay Buyer the amount of such deficiency.

(iii) Buyer shall promptly (but in any event within five Business Days after the final determination of the Post-Closing Financial Certificate) deliver to Seller the amount, if any, determined pursuant to Sections 2.7(a) and 2.7(b) to be due by Buyer to Seller by wire transfer of immediately available funds to an account or accounts designated by Seller. Seller shall promptly (but in any event within five Business Days after the final determination of the Post-Closing Financial Certificate) deliver to Buyer the amount, if any, determined pursuant to Sections 2.7(a) and 2.7(b) to be due by Seller to Buyer, by wire transfer of immediately available funds to an account or accounts designated by Buyer.

The foregoing payments shall be netted if determined at the same time. Any payment contemplated by this Section 2.7(c) shall be deemed to be an adjustment to the Purchase Price.

(d) Following the Closing, Seller and Buyer shall cooperate and provide each other and, if applicable the Independent Auditor, reasonable access to such books, records and employees (including those of the Company Group) as are reasonably requested in connection with the matters addressed in Section 2.7(b).

Section 2.8 Settlement and Elimination of Intercompany Debt and Intercompany Trade Accounts. Intercompany Debt Accounts Payable and Intercompany Debt Accounts Receivable shall be settled in consideration of the payment described in Section 2.3(b). Intercompany Trade Accounts will be paid and settled as set forth in the invoices for each such Intercompany Trade Account, but in any event shall be paid and settled no later than 60 days after the Closing Date.

Section 2.9 Designated Buyer. Prior to the Closing, Buyer may elect to cause an affiliate or wholly-owned Subsidiary or Subsidiaries, to assign its rights and obligations under this Agreement to any such Subsidiary and to cause any such Subsidiary to perform the obligations of Buyer under this Agreement, including rights and obligations of Buyer to acquire the Shares (each a “Designated Buyer”); provided, however, that no such assignment shall otherwise vary or diminish any of Buyer’s rights or obligations under this Agreement.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY GROUP

Seller and Parent represent and warrant to Buyer, except (a) as disclosed or set forth in the Disclosure Schedule (it being understood that any matter disclosed in any section of the Disclosure Schedule shall be deemed to be disclosed in any other section of the Disclosure Schedule) to this Agreement; provided that, in each such case, the relevance of the disclosure is reasonably apparent from the disclosed matter, or (b) for such changes contemplated by the Pre-Closing Transactions, as follows:

Section 3.1 Organization of the Company and the Company Group. The Company is a corporation, validly existing and in good standing under the laws of Wisconsin, and the Company has all requisite corporate power and authority to carry on its business as it is currently conducted and to own, lease and operate its properties where such properties are now owned, leased or operated. Each other member of the Company Group (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite organizational power and authority to carry on its respective business as it is currently conducted and to own, lease and operate its properties where such properties are now owned, leased or operate. Each member of the Company Group is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or license necessary, except in such jurisdictions where the failure to be so duly qualified or licensed or in good standing would not have a Material Adverse Effect.

Section 3.2 Noncontravention. Subject to the obtaining of any Consents required by the HSR Act, neither the execution and delivery of this Agreement by Parent and Seller, nor the consummation by Parent and Seller of the transactions contemplated hereby will (i) conflict with any provision of the certificate of incorporation or bylaws or similar governing documents of each member of the Company Group, (ii) subject to the receipt of each of the Consents set forth on Schedule 3.2, or in respect of any Material Contract with any Governmental Authority, the Consents described in Section 3.5, violate or result in a breach of or give rise to any notification or consent requirement under any Material Contract or Material Real Property Lease, or (iii) subject to the Consents of Governmental Authorities described in Section 3.5, violate any Law to which any member of the Company Group is subject.

Section 3.3 Title to Shares. Seller holds of record and owns beneficially the Shares set forth as owned by it in Schedule 3.3, which Shares constitute 100% of the issued and outstanding capital stock of the Company, free and clear of any and all Liens, except (i) as may be created by this Agreement, (ii) for any restrictions on sales of securities under applicable securities Laws and (iii) as may be set forth in Schedule 3.3. All of the Shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Schedule 3.3, neither Seller nor any member of the Company Group is a party to, nor has Seller or any member of the Company Group issued or granted to any Person, any convertible securities, calls, preemptive rights, options, warrants, purchase rights or other contracts, agreements or commitments (other than this Agreement) that would require Seller to sell, transfer or otherwise dispose of the Shares held by it. Except for this Agreement and as set forth in Schedule 3.3, Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Shares held by it.

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Section 3.4 Subsidiaries of the Company; Capitalization.

(a) Schedule 3.4(a) sets forth for each of the Company’s Subsidiaries (i) its name and jurisdiction of organization, (ii) its form of organization and (iii) the percentage of capital stock, membership interests or units held by the Company, directly or indirectly, in such Subsidiary. The Company is the sole beneficial and record owner of the outstanding shares of capital stock or other interests in the Company’s Subsidiaries, free and clear of all Liens, except (i) as may be created by this Agreement, (ii) for any restrictions on sales of securities under applicable securities Laws and (iii) as set forth in Schedule 3.4(a).

(b) Except as disclosed in Schedule 3.4(b), (i) the Company Group has no equity investments (whether through acquisition of an equity interest or otherwise) in any other Person other than a member of the Company Group, (ii) there are no stockholder agreements, voting trusts, proxies or other agreements with respect to the purchase, sale or voting of the capital stock or stock rights of any member of the Company Group, and (iii) there is no existing Right or contract to which any member of the Company Group is a party requiring, and there are no convertible securities of a member of the Company Group outstanding which upon conversion or exchange would require, the issuance of any shares of capital stock or other equity interests in any member of the Company Group or other securities convertible into shares of capital stock or other equity interests of the Company or any Subsidiary, and there are no outstanding or authorized equity appreciation, phantom unit, profit participation or similar rights of the Company or any Subsidiary in any member of the Company Group. Except as set forth in Schedule 3.4(b), no outstanding securities of the Company other than shares of its common stock have any right to vote on matters as to which the shareholders of the Company have a right to vote.

(c) The equity capitalization of the Company, including (i) each class of capital stock, and (ii) the name of each holder and the number of shares held, is as set forth in Schedule 3.4(c).

Section 3.5 Government Authorizations. Except for (i) Consents required by the HSR Act, (ii) the Consents set forth on Schedule 3.5, (iii) Consents that, if not obtained or made, would not have a Material Adverse Effect on the Company Group, and (iv) Consents required to be made or given by Buyer, no Consent of, with or to any Governmental Authority is required to be obtained or made by Parent, Seller or any member of the Company Group in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than any such requirement that is applicable solely as a result of the specific legal or regulatory status of Buyer or solely as a result of any other facts that specifically relate to the business or activities in which Buyer is or proposes to be engaged.

Section 3.6 Financial Statements. Included as Data Room Files 6.1.1, 6.1.2, and 6.1.3 are true and complete copies of (a) the audited consolidated balance sheet of the Company as of December 31, 2011 (the “Audited Balance Sheet”), 2010 and 2009 and the related consolidated statements of income and retained earnings and cash flows for the fiscal years then ended, and the notes thereto, accompanied by the reports thereon of the Company’s independent auditors statements for the periods then ended (the “Audited Financial Statements”) and (b) the unaudited consolidated balance sheet and statements of operations and retained earnings and cash flows of the Company as at and for the five month period ended May 31, 2012 (the “Interim Financial Statements,” and, collectively with the Audited Financial Statements, the “Financial Statements”). Except as set forth therein, each of the Audited Financial Statements and Interim Financial Statements (a) present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Company and its Subsidiaries, at the date set forth therein and for the period covered thereby, subject, in the case of the Interim Financial Statements to normal year-end adjustments and the absence of footnotes and (b) were prepared in accordance with GAAP, consistently applied.

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Section 3.7 Absence of Material Adverse Effect. Since the Balance Sheet Date, except as set forth in Schedule 3.7, there has not been any event, circumstance, development, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect on the Company Group.

Section 3.8 Tax Matters. Except as set forth in Schedule 3.8:

(a) Each member of the Company Group is a member of an “affiliated group” (the “Affiliated Group”) within the meaning of Section 1504(a) of the Code, VENAO is the common parent of the Affiliated Group, and such Affiliated Group has properly elected to file a consolidated return for U.S. federal income tax purposes.

(b) Each member of the Company Group, or VENAO on such Company Group’s behalf, has timely filed, or caused to be timely filed, with the appropriate federal, state, provincial, local, foreign or other Governmental Authority all material Tax Returns required to have been filed by or on behalf of any member of the Company Group prior to the Closing Date (taking into account permissible extensions). All such Tax Returns are true, correct and complete in all material respects.

(c) All material Taxes of any member of the Company Group for Pre-Closing Taxable Periods, whether or not shown as due on a Tax Return, have been timely paid, accrued in the Audited Financial Statements (or will be accrued in the Closing Financial Certificate) or are being contested in good faith.

(d) No member of the Company Group has received any written notice of any federal, provincial, state or local Tax deficiency outstanding, proposed or assessed against or allocable to it.

(e) There is no request for a private letter ruling, a request for administrative relief, a request for technical advice, a request for a change of any method of accounting, or any other request that is pending with any Governmental Authority that relates to the Taxes or Tax Returns of any member of the Company Group, and no such ruling, relief or advice has been obtained that could have an effect on the Taxes or Tax Returns of any member of the Company Group after the Closing Date. No power of attorney granted by the Company Group with respect to Taxes is currently in force. No statute of limitations will remain open as a result of its having been waived or extended with respect to the collection of Taxes of the Affiliated Group or any member of the Company Group.

(f) No audit or other examination is ongoing or pending or, to Seller’s Knowledge, threatened in writing, with respect to any Taxes due from or with respect to the income, assets or operations of the Company Group which audit or other examination would materially adversely affect the Tax liability of the Company Group (other than audits of the Affiliated Group, the adverse determination of which will not adversely affect the separate Tax liability of any member of the Company Group).

(g) Except with respect to the Affiliated Group, no member of the Company Group has been included in any “affiliated,” “consolidated,” “unitary” or “combined” Tax Return provided for under any Law with respect to Taxes for which any member of the Company Group may be liable for any taxable period for which the statute of limitations has not expired.

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(h) There are no tax sharing, allocation, indemnification or similar agreements in effect between any member of the Company Group and any other Person for which any member of the Company Group will have obligations or Liabilities after the Closing Date (except for (i) customary agreements to indemnify lenders or security holders in respect of Taxes contained in credit agreements disclosed pursuant to Section 3.12, and (ii) provisions in agreements disclosed pursuant to Section 3.12 for the acquisition or divestiture of subsidiaries, assets or business lines of any member of the Company Group that require such members of the Company Group to indemnify a purchaser for Taxes imposed on any member of the Company Group). No member of the Company Group has any current obligation to pay any Taxes (or amounts in reference to any Taxes) under the agreements specified in clauses (i) and (ii), and each member of the Company Group is in material compliance with all obligations under such agreements that relate to any Tax matters. No member of the Company Group is required to share any Tax benefits pursuant to any Contract.

(i) No member of the Company Group participates or has “participated” in any “listed transaction” or “tax shelters” within the meaning of the Code requiring any member of the Company Group to file, register, prepare, and produce, or maintain any disclosure, report, list or any other statement or document under Sections 6011, 6111 or 6112 of the Code and the Treasury regulations thereunder, and, with respect to the transactions set forth in Schedule 3.8, the Company Group has filed all disclosures and properly registered or maintained all lists, reports, and other similar documents in compliance and as required by Sections 6011, 6111 and 6112 of the Code and the Treasury regulations thereunder.

(j) There are no Liens for Taxes on any assets of the Company Group, other than Permitted Liens.

(k) Each member of the Company Group has timely and properly withheld (i) all required amounts from payments to its employees, agents, contractors, nonresidents, shareholders, lenders, and other Persons and (ii) all sales, use, ad valorem, and value added Taxes. Each member of the Company Group timely remitted all withheld Taxes to the proper Governmental Authority in accordance with all applicable Laws.

(l) No member of the Company Group is subject to a Tax holiday or Tax incentive or grant in any jurisdiction that will terminate (or be subject to a clawback or recapture) as a result of any transaction contemplated by this Agreement.

(m) No member of the Company Group is required to include an item of income, or exclude an item of deduction, for any period after the Closing Date as a result of (i) an installment sale transaction occurring on or before the Closing governed by Section 453 of the Code (or any similar provision of state, local or non-U.S. Laws); (ii) a transaction occurring on or before the Closing reported as an open transaction for U.S. federal income tax purposes (or any similar doctrine under state, local, or non-U.S. Laws); (iii) any prepaid amounts received on or prior to the Closing Date; (iv) a change in method of accounting requested or occurring on or prior to the Closing Date; or (v) an agreement entered into with any Government Authority (including a “closing agreement” under Section 7121 of the Code) on or prior to the Closing Date. No election has been made (including a protective election) by, or with respect to, any member of the Company Group pursuant to Section 108(i) of the Code.

(n) No member of the Company Group owns an interest, other than in another member of the Company Group or a Joint Venture Company, in (i) (A) an entity, plan or arrangement that is treated for Income Tax purposes as a partnership, (B) a “controlled foreign corporation” within the meaning of Section 957 of the Code, or (C) a “passive foreign investment corporation” within the

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meaning of Section 1297 of the Code or (ii) any other entity with respect to which a holder of a (direct or indirect) equity interest in the entity is (or could be) subject to Tax under the Code (or other applicable Laws relating to Taxes) by reference to earnings, income, assets, or activities of the entity.

(o) Schedule 3.8 lists each of the members of the Company Group for which an election has been made pursuant to Section 7701 of the Code and the Treasury regulations thereunder to be treated other than its default classification for U.S. federal income tax purposes.

(p) Notwithstanding any other representation or warranty in Article III of this Agreement, the representations and warranties contained in this Section 3.8 constitute the sole and exclusive representations and warranties of the Company that are subject to the provisions of Annex I.

Section 3.9 Real Property.

(a) Schedule 3.9 sets forth as of the date hereof: (i) in Part A, a list of all Material Owned Real Property and (ii) in Part B, a list of all Material Real Property Leases, in each case setting forth: (a) the street address, if available, of each property covered thereby (the “Material Leased Real Property”) and (b) the name of the company or division operating at such premises. The Material Owned Real Property and the Material Leased Real Property are collectively referred to herein as the “Material Real Property”. The Company Group has good title to, or valid leasehold interests in, as applicable, the Material Real Property except for Permitted Liens.

(b) (i) All facilities located on Material Real Property have received all material approvals of applicable Governmental Authorities (including Licenses) required in connection with the ownership or operation thereof and have been operated and maintained substantially in accordance with applicable Laws; (ii) all improvements and buildings located on the Material Real Property and material to the operations of the Business, as currently conducted, of the Company Group thereon, are in good repair in all material respects (consistent with the age and use of such property) and adequate in all material respects for the use of such Material Real Property in the manner in which they are presently used; (iii) there are no pending or, to Seller’s Knowledge, threatened condemnation or eminent domain proceedings affecting all or any material part of the Material Real Property; and (iv) with respect to the Material Real Property Leases, (1) such leases are in full force and effect, (2) there is no breach or default thereunder by any member of the Company Group or, to Seller’s Knowledge, by any other party thereunder and (3) all rental and other material payments due under each of the Material Real Property Leases have been duly paid in accordance with the terms of such leases.

Section 3.10 Intellectual Property.

(a) Schedule 3.10 contains a complete and accurate list of all of the following that are owned by any member of the Company Group that are material to the business of the Company Group as currently conducted: (i) issued patents and pending patent applications, (ii) registrations and applications for registration of any Marks, (iii) registered copyrights, and (iv) computer software (other than off-the-shelf software with a total replacement cost and/or license fee of less than $100,000).

(b) A member of the Company Group (i) owns all Intellectual Property set forth in Schedule 3.10, and (ii) owns or has the right to use, all Intellectual Property that is material to, and necessary for, the operation of the business of any member of the Company Group, as each is currently conducted, free and clear of all Liens (other than Permitted Liens) (collectively, the “Company Intellectual Property”). To Seller’s Knowledge, the conduct of the business of the Company Group is not currently operated in a manner that infringes or misappropriates any Intellectual Property rights of any third parties. Except as set forth in Schedule 3.10, (A) there are no claims or actions against any

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member of the Company Group that are presently pending, and to Seller’s Knowledge, no claims or actions have been threatened since January 1, 2011 that contest the validity, use, ownership or enforceability of any Company Intellectual Property; and (B) to Seller’s Knowledge, no third party is infringing or misappropriating any Company Intellectual Property.

Section 3.11 Environmental Matters. This Section 3.11 shall constitute the sole representations of Parent and Seller with respect to environmental matters, including, without limitations matters relating to Environmental Law or Hazardous Materials.

(a) Except as set forth in Schedule 3.11 or the Subject Environmental Reports:

(i) the Company Group has all material Licenses required pursuant to Environmental Laws (“Environmental Permits”), and all such Environmental Permits are in full force and effect (including by operation of Law);

(ii) the Company Group has each taken all commercially reasonable actions to maintain the effectiveness of its Environmental Permits, including the submission of timely and complete applications for renewal or reissuance of such permits, and the Company Group is in material compliance with all material terms and conditions thereof;

(iii) no member of the Company Group has received any written notice, complaint or claim that remains uncured, alleging that any member of the Company Group is in material violation of any Environmental Law or subject to any material Liability under any Environmental Law;

(iv) no member of the Company Group is subject to any outstanding, effective consent decree, compliance order or administrative order from or settlement agreement with any Governmental Authority pursuant to any Environmental Law that would reasonably be expected to result in material Liability to the Company Group; and

(v) there are no material Actions pending or, to Seller’s Knowledge, threatened, before any Governmental Authority against any member of the Company Group pursuant to Environmental Law.

(b) True and complete copies of all material environmental audits, assessments or investigation reports with respect to the Material Real Property in the possession of the Company Group have been made available to Buyer.

(c) Schedule 3.11 lists the landfills for which the Company Group has applied for Environmental Permits for landfill expansions, and as of the date hereof (i) all such applications are currently pending and (ii) to Seller’s Knowledge, no member of the Company Group has received notice, written or otherwise, from any Governmental Authority that such Governmental Authority has taken or will take action to deny such application.

(d) (i) No Hazardous Materials have been Released at or under any real property currently owned, leased or operated by any member of the Company Group, during the period of ownership, lease, or operation of such real property by any member of the Company Group and, to the Knowledge of the Seller, during any time prior to the ownership, lease or operation by any member of the Company Group, in a quantity or manner that has resulted in contamination of the soil, ground water, surface water or structures that requires any member of the Company Group to undertake any Remedial Action or would reasonably be expected to result in the assertion of an Environmental Action

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against any member of the Company Group, and (ii) no member of the Company Group has assumed either by contract or operation of law liability for any other Person’s generation, treatment, storage, Release, transportation or arrangement for transportation or disposal of any such Hazardous Materials that, in either case of clause (i) or (ii), would reasonably be expected to result, either individually or in the aggregate, in Damages (net of insurance proceeds) in excess of the amounts accrued or estimated for all Remedial Action and Environmental Action costs in the Financial Statements or described in Schedule 3.11 or the Subject Environmental Reports.

(e) Except as set forth in the Subject Environmental Reports, no member of the Company Group has generated, treated, stored, Released, transported or arranged for transportation or disposal of any Hazardous Material at any location except in material compliance with Environmental Laws, and in a manner and quantity reasonably necessary for the conduct of the Business.

Section 3.12 Contracts.

(a) Schedule 3.12 sets forth a list, as of the date of this Agreement, of each of the following types of Contracts to which any member of the Company Group is a party or by which any member of the Company Group is bound (each, a “Material Contract”):

(i) Any personal property lease Contract involving future Liability of any member of the Company Group for annual rental payments in excess of $250,000;

(ii) Any Contract involving the future performance of services, or the future delivery of goods, by any member of the Company Group that provides for a price, fee or other consideration payable to any member of the Company Group in excess of $1,000,000 in any one year;

(iii) Any Contract involving the future performance of services for the benefit of, or the future delivery of goods to, any member of the Company Group that provides for a price, fee or other consideration payable by such member of the Company Group in excess of $1,000,000 in any one year;

(iv) Any outstanding agreements or other documents evidencing Company Debt;

(v) Intentionally Omitted;

(vi) Any Collective Bargaining Agreement with any labor organization that represents Business Employees;

(vii) Any Contract (exclusive of provisions of any organizational documents of any member of the Company Group) providing for the indemnification or holding harmless of any officer, manager, or employee in their capacity as such;

(viii) Any joint venture, partnership or similar Contract; and

(ix) Any Contract containing any non-competition, customer non-solicitation or similar covenant that materially restricts any future business activity of the Company Group or restricts the future business activity of Buyer.

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(b) Except as set forth in Schedule 3.12 (i) subject to the receipt of the Consents listed on Schedule 3.2, each Material Contract is in full force and effect and is the legal, valid and binding obligation of a member of the Company Group thereof which is a party to such Material Contract, subject to the Remedies Exception and, to Seller’s Knowledge, the other parties thereto (the “Other Parties”), and (ii) no member of the Company Group or to Seller’s Knowledge any of the Other Parties to any Material Contract is in material breach, violation or default under such Material Contract.

Section 3.13 Insurance.

(a) Schedule 3.13(a) contains a correct and complete list of all material policies or binders of insurance maintained by (i) Parent, Seller or their Affiliates (other than the Company Group) for the benefit of the Business or the members of the Company Group (“Seller Policies”) and (ii) any member of the Company Group (“Other Policies”). Except as would not have a Material Adverse Effect on the Company Group, all such Seller Policies and Other Policies are in full force and effect, are current on premium payments, no written notice of cancellation, non-renewal, termination, premium increase or change in coverage has been received with respect thereto, and each insured is otherwise in material compliance with the terms and conditions of all such policies. To Seller’s Knowledge, there is no threatened termination of any of such policies.

(b) Each member of the Company Group, as appropriate, subscribes to, or is otherwise insured under, the workers compensation or similar statute in the states where such member of the Company Group operates. Schedule 3.13(b) describes all currently open claims and summaries of the total claim history for employees of the Company Group with respect to employment-related injury or illness in the United States since the dates set forth in Schedule 3.13(b).

(c) Schedule 3.13(c) sets forth, by year, for the current policy year and each of the two (2) preceding policy years for the Company Group: (i) a summary of the loss experience under each umbrella and excess policy; (ii) a statement describing each open claim under any such insurance policy for an amount in excess of $100,000, which sets forth: (A) the name of the claimant; (B) a description of such policies by insurer, type of insurance and period of coverage; and (C) the amount and a brief description of the claim; and (iii) a statement describing the loss experience for all claims that were self-insured, including the number and aggregate cost of such claims, and no coverage has been denied by the underwriters of any of such policies.

Section 3.14 Litigation. Except with respect to Tax matters (which are addressed exclusively in Section 3.8 and Section 3.15) and environmental matters (which are addressed exclusively in Section 3.11), and except as set forth in Schedule 3.14, (i) there are no Actions pending or, to Seller’s Knowledge, threatened in law or in equity before any Governmental Authority or arbitrator against any member of the Company Group which if adversely determined would (x) result in Liability for any member of the Company Group exceeding $500,000 individually or in the aggregate, and (ii) there are no outstanding Injunctions, judgments, orders, decrees, awards or rulings to which any member of the Company Group is a party or by which any member of the Company Group is bound by or from any Governmental Authority or arbitrator.

Section 3.15 Employee Matters. This Section 3.15 shall constitute the sole representations of Parent and Seller with respect to Benefit Plan Taxes.

(a) Schedule 3.15(a) sets forth a complete and correct list of each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), and each other material benefit plan, program, written policy, agreement or arrangement of any kind that covers any current or former employees of any member of the Company Group or any Non-Company Group Employee, or that any

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member of the Company Group maintains or sponsors, or with respect to which any member of the Company Group has or would reasonably be expected to have any material Liability (collectively, but excluding any Multiemployer Plans, the “Company Benefit Plans”). No Company Benefit Plan is, or within the last six (6) years has been, a defined benefit pension plan subject to Title IV of ERISA.

(b) Each Company Benefit Plan (and each related trust, insurance contract, or fund) has been maintained, funded, and administered in all material respects in accordance with the terms of such Company Benefit Plan and the terms of any applicable Collective Bargaining Agreement and complies in form and in operation in all material respects with the applicable requirements of ERISA and the Code, and all other applicable Laws.

(c) (i) All contributions (including all employer contributions and employee salary reduction contributions) and premium payments that are due have been made within the time periods prescribed by ERISA and the Code with respect to each Company Benefit Plan, and (ii) all contributions and premium payments for any period ending on or before the Closing Date that are not yet due have been made with respect to each Company Benefit Plan or properly accrued in accordance with GAAP.

(d) Seller has made available to Buyer correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent annual report on IRS Form 5500, with all applicable attachments, and all related trust agreements, insurance contracts, and other funding arrangements that implement each Company Benefit Plan that is sponsored or maintained by a member of the Company Group.

(e) Except as set forth in Schedule 3.15(e) or as set forth in the Audited Financial Statements, with respect to any Multiemployer Plan to which any member of the Company Group has an obligation to contribute or with respect to which any member of the Company Group otherwise has liability (i) the members of the Company Group have made all required contributions to such plan in accordance with the applicable Collective Bargaining Agreement, (ii) no member of the Company Group has received any notice that the Multiemployer Plan is insolvent or is in reorganization, (iii) no member of the Company Group has withdrawn from any such Multiemployer Plan (whether a complete or partial withdrawal) within the six (6) year period ending on the Closing Date, (iv) no member of the Company Group has received written notice that any Multiemployer Plan is in “endangered” or “critical” status, as such terms are defined in Section 432 of the Code, (v) no member of the Company Group has received written notice that any Multiemployer Plan is a party to any pending merger or asset or liability transfer, (vi) with respect to each such Multiemployer Plan, Seller has provided to Buyer true and complete copies of the most recent statement of potential withdrawal liability provided by the plan sponsor to the Company, and (vii) no event has occurred, and no condition exists, that could subject any of the assets of the Company Group to any Lien with respect to any such Multiemployer Plan.

(f) Except as would not have a Material Adverse Effect on the Company Group, (i) there have been no non-exempt prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Benefit Plan, (ii) no fiduciary (as defined in Section 3(21) of ERISA) has any Liability for any breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Company Benefit Plan, and (iii) no Action with respect any Company Benefit Plan (other than routine claims for benefits) is pending or, to Seller’s Knowledge, threatened, and to Seller’s Knowledge, there is no basis for any such Action.

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(g) Except as set forth in Schedule 3.15(g), no Company Benefit Plan provides medical, health, or life insurance or other welfare type benefits for current or future retired or terminated directors, officers, employees or contractors of any member of the Company Group (or any spouse or other dependent thereof) other than in accordance with Part 6 of Subtitle B of Title I of ERISA or similar continuation coverage Laws.

(h) With respect to the Veolia ES Solid Waste Union 401(k) Retirement Plan, no event has occurred, either by reason of any action or failure to act, that would reasonably be expected to cause the loss of tax qualification of such Plan.

(i) Except as set forth in Schedule 3.15(i), no member of the Company Group is party to any Company Benefit Plan that in connection with transactions contemplated by this Agreement or any termination of employment in connection therewith or subsequent thereto would (i) result in any payment (including severance, bonus, or other similar payment) becoming due to any Business Employee, (ii) increase or otherwise enhance any benefits otherwise payable by the Company Group, or (iii) result in the acceleration of time of payment or vesting of any such benefits.

(j) Except as set forth in Schedule 3.15(j), no Company Group member is party to or otherwise bound by any Collective Bargaining Agreement or involved in negotiations for a collective bargaining agreement with any labor organization representing any Business Employees, no Company Group member has received a demand to engage in bargaining for a Collective Bargaining Agreement, and no labor organization has been certified by the National Labor Relations Board or recognized by a member of the Company Group as the bargaining representative for any Business Employees. There is no strike, work stoppage, concerted work slowdown or concerted interruption of any business operations of the Company Group, lockout, picketing, or material labor dispute pending or, to Seller’s Knowledge, threatened against or involving any facility owned or operated by any member of the Company Group, and no event has occurred that could reasonably be expected to give rise to any such strike, work stoppage, work slowdown, concerted interruption, lockout, picketing, or material labor dispute or grievance. There is currently no outstanding demand for recognition, petition or representation proceeding pending or, to Seller’s Knowledge, threatened, with respect to any group of Business Employees, and no union organizing or decertification activities are underway or, to the Seller’s Knowledge, threatened involving any facility owned or operated by any member of the Company Group.

(k) Within the past three years, no Company Group member has implemented any “Plant Closing” or “Mass Layoff” as those terms are defined in, and that required notice to be provided under, the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar foreign, state or local Law (collectively, the “WARN Act”).

(l) No transaction has occurred (or will occur) in connection with this Agreement that will result in a change in the ownership of a substantial portion of the Affiliated Group’s assets within the meaning of Treasury Regulation § 1.280G-1, Q&A-29 for purposes of Section 280G of the Code.

(m) Except as set forth in Schedule 3.15(m), no member of the Company Group has agreed to pay, gross up, or otherwise indemnify any employee or contractor for any Taxes imposed under Section 409A or Section 4999 of the Code.

(n) There is no Action currently pending or, to Seller’s Knowledge, threatened alleging that any Company Group member has misclassified an employee as an independent contractor.

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(o) Except as set forth in Schedule 3.15(o), to the Seller’s Knowledge, as of the date of this Agreement, no Business Employee earning more than $100,000 in base salary has not executed a non-competition agreement.

Section 3.16 Legal Compliance. Except with respect to Tax matters (which are addressed exclusively in Section 3.8 and Section 3.15) and environmental matters (which are addressed exclusively in Section 3.11), no member of the Company Group is in material violation of any Law or arbitration award applicable to its business or operations. Since January 1, 2009, none of Parent, Seller, nor any member of the Company Group has received written notice of any material violation of any such Law applicable to any member of the Company Group, except for violations that have been fully and completely resolved and are no longer continuing to exist. Except in compliance with the requirements of all applicable Laws, none of the Parent, the Seller or any member of the Company Group, nor any of their respective officers, directors, employees or agents, have, directly or indirectly, made, offered or agreed to offer anything of material value for the purpose of obtaining business by any member of the Company Group to (a) any employees, representatives or agents of any customers of any member of the Company Group or (b) any employee or other representative of any Governmental Authority or any of their employees, representatives or agents. To the Seller’s Knowledge, as of the date of this Agreement, no Governmental Authority has officially and formally introduced or adopted any “flow control” legislation in the markets in which the Company Group currently operates and that would affect the Business.

Section 3.17 Licenses and Permits. Except for (a) ownership or operation of real estate (which are addressed exclusively in Section 3.9) and (b) environmental matters (which are addressed exclusively in Section 3.11), (i) the members of the Company Group hold all material Licenses necessary for the lawful conduct of its business and the ownership, use, occupancy and operation of its assets and properties, and (ii) the members of the Company Group are in compliance with the terms of such Licenses in all material respects, except for such matters for which the Company Group has received written notice from a Governmental Authority, which notice asserts a lack of compliance with a particular License, but permits such member of the Company Group to cure such non-compliance within a reasonable period of time following the issuance of such notice and which cure is being undertaken by such member or other members of the Company Group.

Section 3.18 Brokers’ Fees. Except as set forth in Schedule 3.18, no member of the Company Group has any obligation to pay any fees or commissions to any broker or finder or Person providing comparable or similar services with respect to the consummation of the transactions contemplated by this Agreement. Neither Buyer nor any Affiliate of Buyer has or will have any Liability for any such fees or commissions.

Section 3.19 Bank Accounts. Schedule 3.19 sets forth an accurate and complete list of the names and locations of banks, trust companies and other financial institutions at which each member of the Company Group maintains accounts of any nature or safe deposit boxes and the names of all Persons authorized to draw thereon, make withdrawals therefrom or have access thereto.

Section 3.20 Electric Energy Facilities. Schedule 3.20 sets forth an accurate and complete description of any facilities owned, leased or operated by any member of the Company Group that are used for the generation or transmission of electric energy. Each such facility is owned, leased or operated by the respective member of the Company Group identified on Schedule 3.20 and is a “qualifying small power production facility” as defined in Section 3(17) of the Federal Power Act.

Section 3.21 Holding Company Act Status. Any member of the Company Group that is a “holding company” as such term is defined by the Public Utility Holding Company Act of 2005, is a holding company solely because of its ownership interest in a “qualifying small power production facility” as defined in Section 3(17) of the Federal Power Act.

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Section 3.22 IT Assets. All material IT Assets either owned by the Company Group or that are materially utilized for the Business will either (a) remain with the Company Group following the Closing, (b) be provided to the Company Group under the terms and conditions of the Transition Services Agreement, or (c) be transferred pursuant to Section 6.23.

Section 3.23 NO ADDITIONAL REPRESENTATIONS. Except as to those matters covered by the representations and warranties in this Agreement, (I) NONE OF PARENT, SELLER, NOR ANY MEMBER OF THE COMPANY GROUP MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER (INCLUDING ANY IMPLIED OR EXPRESS WARRANTY AS TO THE CONDITION, VALUE OR QUALITY OF THE BUSINESS OR IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS) TO BUYER, (II) THE ASSETS OF THE COMPANY GROUP ARE BEING CONVEYED ON AN “AS-IS, WHERE-IS” AND “WITH ALL FAULTS” BASIS, AND (III) PARENT, SELLER, AND THE COMPANY GROUP HEREBY DISCLAIM ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT, OR INFORMATION NOT INCLUDED HEREIN THAT WAS MADE, COMMUNICATED, OR FURNISHED (ORALLY OR IN WRITING) TO BUYER OR ITS REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION, OR ADVICE THAT MAY HAVE BEEN OR MAY BE PROVIDED TO BUYER BY ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT, CONSULTANT, OR REPRESENTATIVE OF PARENT OR SELLER). Without limiting the foregoing, except as to those matters specifically covered by the representations and warranties in this Agreement, no representation or warranty is made with respect to (a) the information provided by Parent, Seller, or their representatives to Buyer or its representatives, or any supplement or amendment thereof or other information provided in connection with the solicitation of proposals to acquire the Company or the negotiations related thereto or to this Agreement, such information being provided for Buyer’s convenience only, (b) any projections, estimates or budgets delivered to or made available to Buyer of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Business or the future business and operations of the Business or (c) any other information or documents made available to Buyer or its Affiliates, counsel, accountants or other representatives or advisors with respect to the Business, in each case except as expressly set forth in this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

REGARDING PARENT AND SELLER

Parent and Seller represent and warrant to Buyer, except as disclosed or set forth in the Disclosure Schedule (it being understood that any matter disclosed in any section of the Disclosure Schedule shall be deemed to be disclosed in any other section of the Disclosure Schedule) to this Agreement, as follows; provided that, in each such case, the relevance of the disclosure is reasonably apparent from the disclosed matter:

Section 4.1 Organization. Parent is a limited liability company validly existing and in good standing under the laws of Delaware. Seller is a limited liability company validly existing and in good standing under the laws of Delaware.

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Section 4.2 Authorization. Parent and Seller have all requisite power and authority to execute and deliver this Agreement and the other Transaction Documents to which they are party, to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Parent and Seller of this Agreement and the other Transaction Documents to which they are party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Parent, Seller, and their members. This Agreement has been duly executed and delivered by Parent and Seller and, assuming this Agreement constitutes a legal, valid and binding obligation of Buyer, constitutes a legal, valid and binding obligation of Parent and Seller, enforceable against Parent and Seller in accordance with its terms, subject to the Remedies Exception.

Section 4.3 Noncontravention. Neither the execution and delivery of this Agreement by Parent or Seller, nor the consummation by Parent or Seller of the transactions contemplated hereby will (i) conflict with any provision of the organizational documents of Parent or Seller, (ii) except as set forth in Schedule 4.3, or in respect of any Material Contract with any Governmental Authority , the Consents described in Section 3.5, violate or result in a breach of or give rise to any notification or consent requirement under any Material Contract, or (iii) subject to the Consents specified in Section 3.5 and compliance with the HSR Act, violate any Law to which Parent or Seller is subject.

Section 4.4 Litigation. There is no Action pending or to Seller’s Knowledge threatened against Parent, Seller or any member of the Company Group which seeks to enjoin or otherwise prohibit or make illegal the consummation of the transactions contemplated hereby.

Section 4.5 Brokers’ Fees. Except as set forth in Schedule 4.5, neither Parent nor Seller has any obligation to pay any fees or commissions to any broker or finder or Person providing comparable or similar services with respect to the consummation of the transactions contemplated by this Agreement. Neither Buyer nor any Affiliate of Buyer has or will have any Liability for any such fees or commissions.

ARTICLE V

REPRESENTATIONS AND WARRANTIES REGARDING BUYER

Buyer represents and warrants to Parent and Seller as follows:

Section 5.1 Organization. Buyer and is a limited partnership duly organized, validly existing, and in good standing under the laws of Delaware and Buyer and has all requisite power and authority to carry on its business as it is currently conducted and to own, lease and operate its properties where such properties are now owned, leased or operated. Buyer is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or license necessary, except in such jurisdictions where the failure to be so duly qualified or licensed or in good standing would not have a Material Adverse Effect on Buyer. Except for equity interests owned by senior management of Buyer’s Subsidiaries, Buyer is directly or indirectly the sole beneficial and record owner of the outstanding shares of capital stock or other equity interests in Buyer’s Subsidiaries, free and clear of all Liens.

Section 5.2 Authorization. Buyer has all requisite power and authority to execute and deliver this Agreement and the other Transaction Documents to which they are party, to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and

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thereby. The execution, delivery and performance by Buyer of this Agreement and the other Transaction Documents to which it is party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Buyer and its partners. This Agreement has been duly executed and delivered by Buyer and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent and Seller, constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the Remedies Exception.

Section 5.3 Financial Capacity; Financing Commitments.

(a) Buyer has binding commitments that will enable Buyer to pay in cash the Enterprise Value of the Company in accordance with the terms of Article II and any other amounts to be paid by it hereunder (the “Funding Obligations”). Buyer has delivered to Parent and Seller a true, complete and correct copy of the executed commitment letter, dated as of July 6, 2012, among Buyer and Deutsche Bank Trust Company Americas, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., MIHI LLC, Macquarie Capital (USA) Inc., UBS Loan Finance LLC, UBS Securities LLC and Barclays Bank PLC (collectively with their Affiliates and any entities that are assigned Debt Financing Commitments in accordance with the terms of such commitment letter, the “Financing Source Parties”), pursuant to which the Financing Source Parties have committed (the “Debt Financing Commitments”), subject to the terms and conditions set forth therein, to provide the financing described to enable Buyer to satisfy the Funding Obligations (the “Financing”).

(b) None of the Debt Financing Commitments has been amended or modified prior to the date of this Agreement and, as of the date hereof, (i) no such amendment or modification is contemplated and (ii) the respective commitments contained in the Debt Financing Commitments have not been withdrawn or rescinded in any respect. As of the date of this Agreement, the Debt Financing Commitments are in full force and effect and each such commitment constitutes the legal, valid and binding obligation of Buyer (subject to the Remedies Exception) and, to the Knowledge of Buyer, the other parties thereto. Except for a fee letter relating to fees with respect to the Financing and an engagement letter (a copy of which fee letter, with fee amounts, certain other economic terms, the terms of the market flex and certain other customary provisions redacted (none of which redactions provides for any additional conditions precedent or other contingencies to the Financing or adversely affects the amount or availability of the Financing), has been provided to Parent and Seller), as of the date hereof, there are no side letters or other agreements, Contracts or arrangements related to the Financing, other than as set forth in the Debt Financing Commitments delivered to Parent and Seller prior to the date hereof. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financing, other than as set forth in such Debt Financing Commitments.

(c) Subject to the satisfaction of the conditions contained in Sections 7.1 and 7.3, as of the date hereof, Buyer has no reason to believe that any of the conditions to the Financing contemplated by the Debt Financing Commitments will not be satisfied or that the Financing or any other funds necessary for the satisfaction of all of the Funding Obligations will not be available to Buyer on the Closing Date. Subject to the satisfaction of the conditions to the Financing, the aggregate proceeds from the Financing, together with the cash and cash equivalents available to Buyer, are sufficient to satisfy the Funding Obligations. Buyer have fully paid any commitment fees or other fees required to be paid prior to the date of this Agreement pursuant to the Debt Financing Commitments.

Section 5.4 Noncontravention. Neither the execution and delivery of this Agreement by Buyer nor the consummation by Buyer of the transactions contemplated hereby will (i) conflict with any provision of the organizational documents of Buyer, (ii) violate or result in a breach of any material agreement, contract, lease, license, instrument or other arrangement to which Buyer or any of its Affiliates is a party or by which any of their respective properties are bound, or (iii) subject to compliance with the HSR Act, violate any Law to which Buyer or any of its Subsidiaries are subject.

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Section 5.5 Government Authorizations. Except for required filings under the HSR Act, no Consent of, with or to any Governmental Authority is required to be obtained or made by or with respect to Buyer or any of its Subsidiaries or Affiliates in connection with the execution and delivery of this Agreement and the other Transaction Documents to which it is party by Buyer or the consummation by Buyer of the transactions contemplated hereby and thereby.

Section 5.6 Holding Company Act Status. Buyer is not (i) a “holding company,” (ii) a “subsidiary company” of a “holding company,” (iii) an “affiliate” of a “holding company,” or (iv) an “affiliate” of a “subsidiary company” of a “holding company” as such terms are defined in the Public Utility Holding Company Act of 2005, as amended.

Section 5.7 Utility Status Under PURPA. Neither Buyer nor any of its Subsidiaries or any of its members or any of the members’ upstream owners is an electric utility or utilities, an electric utility holding company or companies, or any combination thereof as defined in the Public Utility Regulatory Policies Act of 1978, as amended.

Section 5.8 Litigation. There are no Actions pending or, to Buyer’s Knowledge, threatened in law or in equity or before any Governmental Authority against Buyer or any of its Affiliates which would have a Material Adverse Effect on Buyer, and there are no outstanding Injunctions, judgments, orders, decrees, rulings, or charges to which Buyer or any of its Affiliates is a party or by which it is bound by or with any Governmental Authority which would have a Material Adverse Effect on Buyer.

Section 5.9 Solvency. After giving pro forma effect to the transactions contemplated hereby, (i) the expected fair value of the assets of the Company Group, on a consolidated basis, will exceed its known debts and liabilities, subordinated, contingent or otherwise; (ii) the expected present fair saleable value of the property of the Company Group, on a consolidated basis, will be greater than the amount that will be required to pay the probable liability its known debts and other known liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Company Group, on a consolidated basis, is expected to be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Company Group, on a consolidated basis, is expected not to have unreasonably small capital with which to conduct the business in which the Company Group is engaged as such business is now conducted and is proposed to be conducted. For purposes of this Section 5.9, all contingent liabilities of the Company Group have been estimated in light of all the presently existing known facts and circumstances, and the amount of such contingent liabilities represents the amount that can reasonably be expected by Buyer to become an actual or matured liability.

Section 5.10 Brokers’ Fees. Except for Deutsche Bank Securities and Macquarie Capital, Buyer has no any obligation to pay any fees or commissions to any broker or finder or Person providing comparable or similar services with respect to the consummation of the transactions contemplated by this Agreement. Neither Parent, Seller nor any of their respective Affiliates has or will have any Liability for any such fees or commissions.

Section 5.11 Investment. Buyer is aware that the Shares being acquired by Buyer pursuant to the transactions contemplated hereby have not been registered under the Securities Act or under any state securities Laws. Buyer is qualified as an “accredited investor” as such terms is defined in Rule 501(a) promulgated under the Securities Act, and Buyer is purchasing the Shares solely for

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investment and not with a view toward, or for sale in connection with, any distribution thereof within the meaning of the Securities Act, nor with any present intention of distributing or selling any of the Shares. Buyer and its Subsidiaries and Affiliates will not sell or otherwise dispose of the Shares except in compliance with the registration requirements or exemption provisions under the Securities Act and the rules and regulations promulgated thereunder, or any other applicable securities Laws.

Section 5.12 Information. Parent, Seller, and the Company Group have provided Buyer with such access to the facilities, books, records and personnel of each member of the Company Group and their Affiliates as Buyer has deemed necessary and appropriate in order for Buyer to investigate to its satisfaction the business and properties of the Company Group sufficiently to make an informed investment decision to purchase the Shares and to enter into this Agreement. Buyer (either alone or together with its advisors) has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of Buyer’s purchase of the Shares and is capable of bearing the economic risks of such purchase. Subject to the terms and conditions set forth in this Agreement, Buyer agrees that Buyer will accept the Shares on the Closing Date based upon Buyer’s own investigation, examination and determination with respect thereto as to all matters and without reliance upon any express or implied representations or warranties of any nature made by or on behalf of or imputed to Parent or Seller, except as expressly set forth in this Agreement.

ARTICLE VI

COVENANTS

Section 6.1 Conduct of the Company and Buyer.

(a) Conduct of the Company.

(i) Seller covenants and agrees that, except (i) as otherwise expressly permitted or required by this Agreement (including as described in Schedule 6.1(a) and the other matters expressly set forth in the other Schedules and Exhibits hereto) and the other Transaction Documents, (ii) as required by any change in applicable Law, (iii) to the extent necessary for Parent and Seller to effectuate the Pre-Closing Transactions or (iv) as otherwise approved in writing by Buyer, during the period commencing on the date hereof and ending on the Closing Date, Seller will cause the Company (and each member of the Company Group) to (A) conduct the business of the Company Group in the ordinary course, (B) use commercially reasonable efforts to keep available the services of the officers of the Company Group and (C) use commercially reasonable efforts to maintain and preserve intact the business, organizations and relationships with customers, suppliers and others having business relationships with the Company Group in all material respects in order to preserve for Buyer to and after the Closing Date the business of the Company Group (it being understood that such efforts will not include any requirement or obligation to pay any consideration not otherwise required to be paid by the terms of an existing agreement or offer or grant any financial accommodation or other benefit not otherwise required to be made by the terms of an existing agreement).

(ii) Until the Closing, Seller covenants and agrees that except (i) as otherwise contemplated by this Agreement (including as described in Schedule 6.1(a) and the other matters contemplated by the other Schedules and Exhibits hereto) and the other Transaction Documents, (ii) as required by any change in applicable Law, (iii) to the extent necessary for Parent and Seller to effectuate the Pre-Closing Transactions, (iv) as provided for in the Company’s annual or capital budgets for 2011 or 2012, true and correct copies of which have been made available in Data Room File 6.3.3, or (v) as otherwise approved in writing by Buyer (which approval shall not be unreasonably withheld, conditioned or delayed), Seller will cause each member of the Company Group not to take any of the following actions:

A. (1) amend its certificate of formation, limited liability company agreement, certificate of incorporation, bylaws, partnership agreement or operating agreement, as applicable; or (2) authorize for issuance, issue, grant, sell, deliver, dispose of, pledge or otherwise encumber any shares of its capital stock or issue any Rights to subscribe for or acquire any shares of its capital stock;

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B. sell, transfer, lease or otherwise dispose of or encumber any of the material tangible assets or material properties pertaining to the business of the Company Group with a value in excess of $250,000 individually or $750,000 in the aggregate, other than recycling materials and the sale of used, obsolete or worn out equipment in the ordinary course of business;

C. settle any litigation (whether or not commenced prior to the date of this Agreement), other than settlements of the Retained Claims or other settlements that are consistent with the provisions of Sections 9.4 and 9.8;

D. enter into or materially amend or modify, or grant any waiver of any material right under, renew or terminate any Material Contract (or an agreement that would constitute a Material Contract if in effect on the date hereof), other than any of the foregoing entered into in the ordinary course of business consistent with past practice in respect of Material Contracts renewed on substantially similar terms as those in effect on the date hereof;

E. subject to Section 6.16(i), enter into or materially amend, modify, renew or terminate any Collective Bargaining Agreement;

F. make any change in the compensation payable or to become payable to any Business Employees or consultants or independent contractors (other than normal recurring increases in the ordinary course of business or pursuant to any Company Benefit Plans existing on the date hereof) or (ii) become a party to, establish, amend, commence participation in, terminate, or commit itself to the adoption of any stock option plan or other stock-based compensation plan, compensation, severance, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement or employment agreement;

G. engage in any “Plant Closing” or “Mass Layoff” that gives rise to any notice obligations under the WARN Act;

H. permit any of the member(s) of the Company Group to (1) create, incur or assume any Company Debt in excess of $100,000 in the aggregate other than borrowings that will be paid off or satisfied at Closing and the incurrence of trade payables in the ordinary course of business, (2) make any loans or advances of cash or cash equivalents to any Person, other than any member of Seller Group or the Company Group or in the ordinary course of business, or (3) make any capital contributions to or equity investments in any Person other than any member of the Company Group;

I. impose any Liens upon any asset other than Permitted Liens;

J. except as may be required to meet the requirements of applicable Laws, IFRS or GAAP, change any accounting method or principle;

K. liquidate, dissolve, recapitalize, reorganize or otherwise wind up its business or operations;

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L. purchase any securities of any Person, except for short-term investments made in the ordinary course of business;

M. cancel or waive any material claims or rights;

N. to, or allow any member of the Company Group or any other member of the Affiliated Group to, (1) make, change or revoke any Tax election that relates to any Tax or Tax Return of any member of the Company Group, (2) amend any separate Tax Return of any member of the Company Group, (3) settle or resolve any Tax controversy, claim or assessment with respect to Taxes or Tax Returns of any member of the Company Group, (4) waive or extend any statute of limitations with respect to Taxes or Tax Returns of any member of the Company Group, or (5) surrender any right to claim a refund for Taxes of any member of the Company Group; in each case except to the extent any such action relates to an aspect of an Affiliated Group Tax Return the effect of which is not limited to the Company Group; or

O. agree or commit to do any of the foregoing.

(iii) Seller shall not be liable to Buyer in respect of any breach of this Section 6.1(a) in respect of the Joint Venture Companies, unless it could be prevented through the reasonable exercise of rights of any member of the Company Group pursuant to any shareholder or other agreements in place with its co-owners or the organizational documents of the Joint Venture Companies.

(iv) Prior to the Closing, Seller shall have the right to take or cause to be taken the following actions:

A. pay off or otherwise eliminate Company Debt; or

B. distribute cash dividends or withdraw cash (including Bahamas Cash) from the Company Group (and the Bahamas Joint Venture Company) in any other manner permissible under applicable Law, including by repurchase of Shares or reduction of capital.

(b) Conduct of Buyer. Buyer covenants and agrees that during the period commencing on the date hereof and ending on the Closing Date, Buyer will, and will cause each member of the Buyer Group to (A) conduct the business of the Buyer Group in the ordinary course and (B) maintain and preserve Buyer’s Subsidiaries as wholly-owned Subsidiaries and cause them to maintain and preserve in all material respects their respective assets.

Section 6.2 Access to Information. Prior to the Closing Date, or, if earlier, the date this Agreement is terminated pursuant to Section 10.1, if requested by Buyer, Seller shall, and shall cause the Company Group to, deliver to Buyer copies of the monthly unaudited interim consolidated balance sheets and statements of income and cash flows of the Company (which may be presented in accordance with IFRS) (subject to the absence of footnotes and to normal year-end adjustments) and such other Business information as Buyer may reasonably require to enable it to consummate the transactions contemplated by this Agreement. In addition, prior to the Closing Date, or, if earlier, the date this Agreement is terminated pursuant to Section 10.1, if requested by Buyer, Seller shall provide Buyer and its representatives with reasonable access to the locations, facilities and employees of the members of the Company Group who have significant responsibility for the Business. Notwithstanding the foregoing, (i) Buyer’s review of such information and such access shall only be upon reasonable notice, shall be during normal business hours, shall not unreasonably disrupt personnel and operations of the business of the Company Group, and shall be conducted in compliance with all applicable Laws and

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all agreements to which Seller or any member of the Company Group is a party (which agreements Buyer is advised of by Seller), (ii) all requests for such information and such access shall be made to such representatives of Seller as Seller shall designate, who shall be solely responsible for coordinating all such requests, (iii) neither Buyer nor any of its Affiliates or representatives shall conduct any environmental site assessment, compliance evaluation or investigation with respect to any member of the Company Group without prior consultation with Seller and without ongoing consultation with Seller with respect to any such activity (it being understood and agreed that in no event shall any subsurface investigation or testing of any environmental media be conducted), and (iv) neither Buyer nor any of its Affiliates or representatives shall contact any of the employees, customers, suppliers, parties that have business relationships with or are joint venture partners of any member of the Company Group or any of their respective Affiliates in connection with the transactions contemplated hereby, whether in person or by telephone, mail or other means of communication, without the specific prior authorization of Seller.

Section 6.3 Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement and applicable Law, each of the Parties hereto shall use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws and regulations or otherwise to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including such actions or things as any other Party hereto may reasonably request in order to cause any of the conditions to such other Party’s obligation to consummate such transactions specified in Article VII to be fully satisfied. Without limiting the generality of the foregoing, the Parties shall (and shall cause their respective directors, officers and Subsidiaries, and use their commercially reasonable efforts to cause their respective Affiliates, employees, agents, attorneys, accountants and representatives) to consult and fully cooperate with and provide reasonable assistance to each other in (i) obtaining all necessary Consents (including Consents set forth on Schedule 3.2 and Schedule 3.5) or other permission or action by, and giving all necessary notices to and making all necessary filings, meetings or appearances with and applications and submissions to, any Governmental Authority or other Person, (ii) lifting any permanent or preliminary injunction or restraining order or other similar order issued or entered by any court or Governmental Authority (an “Injunction”) of any type referred to in Section 7.1(a) and (iii) consummating and making effective the transactions contemplated hereby. Neither Buyer and its Affiliates on the one hand, nor Seller and its Affiliates on the other hand, shall enter into or complete any transactions that could reasonably be expected to delay, hinder or prohibit the consummation of the transactions contemplated hereby, including causing the failure of the closing conditions set forth in Article VII to be satisfied.

Section 6.4 HSR Act Compliance; Government Approvals.

(a) Buyer, Parent, and Seller shall timely and promptly cause to be made all filings which may be required under applicable Law by each of them and their respective Affiliates in connection with the consummation of the transactions contemplated hereby, including those filings required for the satisfaction of the closing condition set forth in Section 7.1(b). In furtherance and not in limitation of the foregoing, each of the Parties agrees to file, and to cause each of their Affiliates to file in conjunction with such party, Notification and Report Forms under the HSR Act and similar applications with any other applicable Governmental Authority whose approval is required in connection with the consummation of the purchase by Buyer of the Shares as promptly as practicable following the date of this Agreement and in any event no later than five (5) Business Days following the date of this Agreement. Parent, Seller and Buyer agree, and shall cause each of their respective Subsidiaries and Affiliates, to (i) request in their respective Notification and Report Forms under the HSR Act for early termination of the waiting period under the HSR Act, (ii) cooperate and use their respective commercially reasonable efforts to obtain any governmental Consent required for the Closing (including through compliance with the HSR Act, (iii) respond to any governmental requests

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for information, and (iv) use commercially reasonable efforts to contest and resist any Action, including any legislative, administrative or judicial Action, and to have vacated, lifted, reversed or overturned any decree, judgment, Injunction or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the transactions contemplated by this Agreement, including by vigorously pursuing all available avenues of administrative and judicial appeal. Each Party shall furnish to the other Party such necessary information and assistance as such other Party may reasonably request in connection with the preparation of any necessary filings or submissions by it to any Governmental Authority referred to in Section 7.1(b). Without in any way limiting the foregoing, the Parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party in connection with proceedings under or relating to the HSR Act.

(b) Each of the Parties shall notify and keep the other Party advised as to (i) any material communication from the Federal Trade Commission, the United States Department of Justice or any other Governmental Authority regarding any of the transactions contemplated hereby and (ii) any Action pending and known to such Party, or to its knowledge threatened, which challenges the transactions contemplated hereby. Subject to the provisions of Article X, Parent, Seller, and Buyer shall not take any action inconsistent with their obligations under this Agreement or, without prejudice to Buyer’s rights under this Agreement, which would materially hinder or delay the consummation of the transactions contemplated by this Agreement.

(c) Buyer shall pay all of the filing fees associated with the HSR Act and any antitrust filings or notifications that may be required in jurisdictions outside of the United States (“International Competition Laws”). If all relevant waiting periods have not expired (or any necessary consents have not been obtained) pursuant to the HSR Act or any relevant International Competition Laws within 4 months after entering this Agreement (“Clearance Date”), Buyer agrees to take any and all steps necessary to avoid or eliminate each and every impediment under the HSR Act or relevant International Competition Laws to enable the transactions contemplated by this Agreement to be consummated as expeditiously as possible after the Clearance Date, and in no event later than the Termination Date, including proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of such assets or businesses (or otherwise taking or committing to take any action that limits the freedom of action with respect to, or its ability to retain, any businesses, product lines, or assets) as may be required in order to obtain any merger clearance under the HSR Act or any relevant International Competition Laws or to avoid the entry of, or to effect the dissolution of, any Injunction or other order in any suit or proceeding by any Governmental Authority or other Person, which would otherwise have the effect of preventing the consummation of the transactions contemplated by this Agreement on or before the Termination Date.

Section 6.5 Public Announcements.

(a) Except to the extent otherwise required by applicable Law (and then only after consultation with Parent, Seller or Buyer, as the case may be), (a) at any time prior to the Closing none of the Parties will issue any press release or make any other public announcements concerning the transactions contemplated hereby or the contents of this Agreement without the prior written consent of the other Party, and (b) the press release announcing the Closing shall be a joint release of, and shall not be issued prior to the approval of each of, the Parties. Following the Closing, either Party may issue such other press releases and make such other public announcements contemplated above, without the consent of the other Parties hereto.

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(b) Notwithstanding the foregoing, Parent, Seller or their Affiliates shall not following the Closing disclose any confidential or proprietary information concerning any member of the Company Group or the Business unless required to do so by deposition, interrogatory, subpoena, civil investigative demand, regulatory review, or similar process in accordance with applicable Law, and only to the extent that Parent or Seller shall have first provided Buyer with prompt prior notice of, and the terms of and circumstances surrounding, such requirement to the extent permitted by applicable Law; provided further that the foregoing exception shall not apply to any portion of any confidential or proprietary information that (x) is or becomes generally available to the public through no action by Parent, Seller or their Affiliates, (y) is or becomes available to Parent, Seller or their Affiliates on a nonconfidential basis from a source, other than any member of the Company Group or Person involved in the Business, that Parent, Seller or their Affiliates believe, after reasonable inquiry, was not prohibited from so disclosing such portion by a contractual, legal or fiduciary obligation, or (z) is independently developed by Parent, Seller or their Affiliates without reference to such confidential or proprietary information. The provisions of this Section 6.5(b) shall survive for two (2) years after the Closing.

Section 6.6 Notification of Certain Matters. Between the date hereof and the Closing Date, each Party will give prompt written or electronic notice to the other Party after it obtains Knowledge of: (i) the occurrence or non-occurrence of any event which will result, or has a reasonable prospect of resulting, in the failure of any condition, covenant or agreement contained in this Agreement to be complied with or satisfied and (ii) any failure of Seller or Buyer, as the case may be, to comply with or satisfy any condition, covenant or agreement to be complied with or satisfied by it hereunder.

Section 6.7 Post-Closing Access; Preservation of Records. From and after the Closing, Buyer will make or cause to be made available to Seller all books, records, Tax Returns and documents of the Company Group (and the assistance of employees responsible for such books, records and documents or whose participation that Seller determines is otherwise reasonably necessary or desirable in connection therewith) during regular business hours, upon reasonable notice as may be reasonably necessary for (i) investigating, settling, preparing for the defense or prosecution of, defending or prosecuting any Action, (ii) preparing reports to stockholders and Government Authorities or (iii) such other purposes for which access to such documents is believed by Seller to be reasonably necessary, including preparing and delivering any accounting or other statement provided for under this Agreement or otherwise, preparing Tax Returns or responding to or disputing any Tax audit; provided, however, that access to such books, records, documents and employees will not interfere with the normal operations of the Company Group. Buyer will cause the Company Group to maintain and preserve all such Tax Returns, books, records and other documents for the greater of (A) seven years after the Closing Date or (B) any applicable statutory or regulatory retention period, as the same may be extended and, in each case, shall offer to transfer such records to Seller at the end of any such period by providing Seller with not less than twenty (20) days written notice of Buyer’s intention to destroy or dispose of such records so that Seller may exercise its rights to obtain such records within such twenty (20) day period. Seller shall be responsible for all out of pocket costs and expenses reasonably incurred by any member of the Company Group in connection with complying with the terms of this Section 6.7. The proviso in the penultimate sentence of Section 6.5 and the final sentence of Section 6.5 shall be equally applicable to this Section 6.7.

Section 6.8 Insurance.

(a) General. Following the Closing, the Seller Policies and the Other Policies shall be and remain the primary liability and casualty insurance for any claim against any member of the Company Group, in respect of an incident occurring prior to the Closing Date. As of the Closing Date, insurance requirements of the Company Group shall be the sole responsibility of Buyer. As of July 1,

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2012, Parent and Seller have caused the first named insured under Seller Policies relating to workers’ compensation, general liability, excess liability, and automobile coverage to be the Company. Subject to the foregoing, effective as of the Closing Date, Parent and Seller will cause the termination of all coverage under Seller Policies (other than those Seller Policies relating to workers’ compensation, general liability, excess liability, and automobile coverage) relating to the Company Group, the Business or any member of the Company Group’s assets and current or former employees and directors of the Company Group in respect of the operation of the Business after the Closing.

(b) Certain Pre-Closing Events. To the extent that any claims arise under insurance policies issued by third-party insurers and owned by or covering any member of the Company Group with respect to occurrences arising prior to the Closing Date, such member shall make claims, through Seller and with the prior consent of Seller (which consent shall not be unreasonably withheld), under such policies without regard to any other provision hereof, but subject to such conditions set forth in any such policies, including all reporting and notice requirements thereof. Buyer shall be responsible to undertake reporting and administrative handling of such claim under such policies, including the posting of any collateral required under such policies. Buyer and the Company Group shall be responsible for, and neither Buyer nor any member of the Company Group shall have the right to make a claim against the Seller Group with respect to, any “self-insured” or “self-funded” program of risk management or the amount of any deductible or self-insured retention for any loss suffered by any member of the Company Group prior to, on or after the Closing Date, regardless of the date on which the claim is made.

(c) No Representations, Warranties or Covenants. Except for the representations and warranties set forth in Section 3.13, Parent and Seller make no representations, warranties or covenants regarding the scope, availability or amount of coverage under any insurance policy, and shall not have any responsibility, and shall not be held liable, for the actions of the insurers under insurance policies, including with regard to those claims submitted by Buyer or any member of the Company Group.

(d) Information. To the extent that after the Closing Date either Party reasonably requires any information from the other Party regarding claims data, payroll or other information in order to make filings with insurance carriers or self insurance regulators, the other Party will use its commercially reasonable efforts to promptly supply such information.

Section 6.9 Director and Officer Indemnification; Insurance.

(a) For six (6) years from and after the Closing Date, to the fullest extent permitted by applicable Law, Buyer shall cause the Company Group to indemnify and hold harmless the officers and directors of any member of the Company Group who held any such position at any time on or prior to the Closing (collectively, “Indemnified Officers”) in respect of acts or omission occurring prior to the Closing to the same extent as would have been permitted in the organization documents of the applicable member of the Company Group immediately prior to Closing, and Buyer shall cause the applicable member of the Company Group to maintain, for six (6) years from and after the Closing, indemnification provisions in its organizational documents that are no less favorable to the Indemnified Officers than those in effect with respect to such member of the Company Group immediately prior to the Closing. Without limiting the foregoing and in connection therewith, the applicable member of the Company Group shall, and Buyer shall cause such member of the Company Group to, periodically advance or reimburse each Indemnified Officer for all reasonable fees and expenses of counsel as such fees and expenses are incurred.

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(b) Buyer shall cause to be obtained and maintained in effect, for a period of six (6) years after the Closing, policies of directors’ and officers’ liability insurance protecting the Indemnified Officers with coverages and containing terms and conditions (including with respect to deductible, amount and payment of attorneys’ fees) that are no less favorable than those in existing policies; provided, that in no event shall the Company or any its Subsidiaries be required to pay annual premiums for any such director’s and officer’s liability policy in excess of 300% of the annual premium of such policy in effect as of the date hereof and if such premiums for comparable coverage would exceed such limit then the Company will obtain the maximum coverage available within such limit. The Company may, with the consent of Buyer, but shall not be obliged to, acquire a six (6) year tail policy for the Persons currently covered by the Company’s directors’ and officers’ liability insurance policy that is consistent with the preceding sentence. If acquired, such policy shall be prepaid at the Closing, or if the Company should so elect, any time after Closing, and shall be non-cancelable. Notwithstanding any other provision of this Agreement to the contrary, each of the Parties agrees that from and after the Closing Date each Indemnified Officer shall be a third party beneficiary under this Agreement for purposes of enforcing this Section 6.9.

Section 6.10 WARN Act. For the ninety-one (91)-day (inclusive) period immediately following the Closing Date, should Buyer cause any successor or permitted assign of any portion of the Company Group to engage in a “Plant Closing,” “Mass Layoff” or other termination of its employees that gives rise to any notice obligations under the WARN Act, Buyer shall cause the successor or assign to comply with such obligations following the Closing Date. Should such notices be required on or before the Closing Date, Buyer may request that Seller or the Company Group provide appropriate and timely notices prior to the Closing Date in compliance with such obligations, and Seller or Company Group shall provide such notices upon request. Buyer shall indemnify Parent and Seller with respect to any Liability arising under the WARN Act with respect to employees terminated from the Company Group, its successors or assigns following the Closing Date and with respect to notice obligations arising after the Closing Date, provided that, in either case, the Seller or Company Group has complied with Buyer’s requests for Seller or the Company Group to provide appropriate and timely notices on or before the Closing Date.

Section 6.11 Disclosure Schedule Supplements.

(a) From time to time commencing on the date of this Agreement and until the Closing Date, the Company and Seller shall deliver to Buyer written notice of any event or development that would render any representation or warranty of the Company or Seller in this Agreement (including the Disclosure Schedule) inaccurate or incomplete due to the events or circumstances occurring after the date hereof such that the condition set forth in Section 7.3(a) would not reasonably be expected to be satisfied at Closing (each, a “Seller Schedule Supplement”). No Seller Schedule Supplement shall be deemed to cure any representation or warranty for purposes of or effect a waiver of the condition set forth in Section 7.3(a); however, if a Seller Schedule Supplement is delivered to Buyer by the Company or Seller and the Closing occurs in accordance with the terms of this Agreement, then Buyer shall not be entitled to seek indemnification in respect of the matters set forth on such Seller Schedule Supplement.

(b) From time to time commencing on the date of this Agreement and until the Closing Date, Buyer shall deliver to Seller written notice of any event or development that would render any representation or warranty of Buyer in this Agreement (including the Disclosure Schedule) inaccurate or incomplete due to the events or circumstances occurring after the date hereof such that the condition set forth in Section 7.2(a) would not reasonably be expected to be satisfied at Closing (each, a “Buyer Schedule Supplement”). No Buyer Schedule Supplement shall be deemed to cure any representation or warranty for purposes or effect a waiver of the condition set forth in Section 7.2(a);

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however, if a Buyer Schedule Supplement is delivered to Seller by Buyer and the Closing occurs in accordance with the terms of this Agreement, then Seller shall not be entitled to seek indemnification in respect of the matters set forth on such Buyer Schedule Supplement.

Section 6.12 Tax Matters. Annex I hereto sets forth the Parties’ agreement with respect to certain matters related to Taxes.

Section 6.13 Names Following Closing.

(a) Buyer acknowledges that all rights to the name “Veolia,” “Onyx,” and all other Recognition Marks listed in Schedule 6.13, as well as other Intellectual Property related thereto, shall remain with the Seller Group, and will not be transferred to Buyer pursuant to this Agreement.

(b) As soon as practicable and no later than the deadlines set forth in this Section 6.13(b), Buyer shall:

(i) on the Closing Date change the name of the Company to exclude the word “Veolia”;

(ii) within seven (7) Business Days after the Closing Date change the names of all relevant members of the Company Group to exclude the word “Veolia”;

(iii) take such action as may be necessary in order for the registration of all domain names that are currently held by any member of the Company Group and that contain the word “Veolia” to be transferred to Seller or Persons nominated by Seller within one (1) month after the Closing Date;

(iv) within three (3) months after the Closing Date remove all Recognition Marks from any website, domain name, headed paper, invoice, fax, publicity material and other written documents of the Company Group and destroy any stocks of such documents in existence at that date;

(v) use reasonable best efforts within six (6) months after the Closing Date to, and in any event no later than nine (9) months after the Closing Date (the “Section 6.13(b)(v) Period”) shall, remove all Recognition Marks and the word “Veolia” from any asset of the Company Group (other than (I) residential containers and (II) vehicles that are classified as spares in the Data Room), and change any workwear used by personnel of the Company Group to exclude the word “Veolia” and any Recognition Mark;

(vi) otherwise take any commercially reasonable steps required to ensure that any links between the business sold and the remaining companies within the Seller Group are removed, and to ensure that the Company Group does not after the Closing Date use any corporate or trade names which are similar to or which may reasonably be confused with the name “Veolia”, or use any logo or other mark which is similar to or which may reasonably be confused with any of the Recognition Marks; and

(vii) to the extent requested by Parent or Seller, within 10 days of such request, transfer to Seller or any company nominated by Seller, any rights to the name “Veolia” or any of the Recognition Marks or other relevant Intellectual Property that for whatever reason has remained with any member of the Company Group after the Closing Date.

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Section 6.14 Consents to Assignments; Shared Contracts.

(a) Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any Contract or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without the Consent of another Person thereto, would constitute a default or violation thereof, or would in any way adversely affect the rights of Buyer or its Affiliates under such Contract, claim or right. If any transfer or assignment by Parent or Seller or their Affiliates to Buyer or its Affiliates, or any assumption by Buyer or its Affiliates, of any interest in, or Liability, obligation or commitment under, any Contract requires the Consent of another Person (an “Applicable Consent”), then such transfer or assignment or assumption shall be made subject to such Applicable Consent being obtained. If any Applicable Consent is not obtained prior to the Closing, then the Closing shall nonetheless take place on the terms set forth herein, subject to the satisfaction of the conditions set forth in Article VII.

(b) (i) If requested by Buyer, Parent and Seller shall use commercially reasonable efforts to obtain as promptly as practicable all Consents of the counterparties under the Shared Contracts listed on Schedule 6.14(b) (each, a “Separation Consent”) if required to separate the rights and obligations under the Shared Contracts relating to the Company Group from the rights and obligations relating to the businesses retained by Parent or Seller and their Affiliates after the Closing Date. Buyer shall provide or cause to be provided commercially reasonable assistance to Parent and Seller in connection with obtaining the Separation Consents.

(ii) Unless and until any Applicable Consent or Separation Consent is obtained with respect to a Contract or a Shared Contract, Parent and Seller shall, or shall cause their Affiliates to, enter into an arrangement (a “Pass-Through Arrangement”) with Buyer under which Buyer or its Affiliates shall obtain (without infringing upon the legal rights of the counterparties under the Contracts or Shared Contracts or violating any applicable Law) the economic claims, rights and benefits, and Buyer or such Affiliates shall become responsible for the obligations arising from and after the Closing Date (including, if applicable, the payment of rent) under the applicable Contract or Shared Contract (only with respect to the rights and obligations relating to the Company Group). Buyer may elect to terminate a Pass-Through Arrangement at any time. Notwithstanding the foregoing, in no event shall Parent or Seller be required to enter into or maintain any Pass-Through Arrangement after the second anniversary of the Closing Date.

(c) For a period commencing at the Closing and continuing for the duration of the applicable contractual commitment, the Company Group shall provide services to the Seller Group, and the Seller Group shall provide services to the Company Group, under the applicable Shared Contracts at the prices and on the terms in effect as of the date hereof. Each Party shall provide the other Party with (i) all information necessary to enable the other Party to operate in accordance with this Section 6.14(c), including to the extent available a copy of the related customer contract, (ii) all data and information required to be included in any bid or proposal of the other party, and (iii) all information necessary to enable the other Party to invoice customers.

(d) From and after the Closing Date until the end of the periods specified in Section 6.14(c):

(i) Buyer shall indemnify and hold harmless, and cause the Company Group to indemnify and hold harmless, Parent and Seller from and against any and all liabilities incurred in connection with any claim or action pertaining to the provision of services by the Company Group pursuant to Section 6.14(c), except for liabilities arising from the willful misconduct or gross negligence of Parent, Seller, or the Seller Group; and

(ii) Parent and Seller shall indemnify and hold harmless the Company Group from and against any and all liabilities incurred in connection with any claim or action pertaining to the provision of services by the Seller Group pursuant to Section 6.14(c), except for liabilities arising from the willful misconduct or gross negligence of Buyer or the Company Group.

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(e) Nothing in this Section 6.14 shall limit Buyer or Seller’s obligations under Section 6.3, or Seller or its Affiliates’ obligations under the Transition Services Agreement.

Section 6.15 Transition Services. Between the date of this Agreement and the Closing Date, the Parties shall negotiate in good faith to finalize the list of Transition Services (as defined in the Transition Services Agreement) set forth on Annex A to the Transition Services Agreement. The final Annex A to the Transition Services Agreement will be attached to the definitive form of such agreement executed at Closing and shall provide the following services under the Transition Services Agreement for a period of six (6) months after the Closing Date (the “Initial Transition Period”) at no cost to Buyer: an IT environment, SSC environment, and payroll environment necessary for supporting the Business in a manner consistent with the manner of support provided by Parent prior to Closing (the “Initial Transition Services”). For a period of six (6) months following the Initial Transition Period, Seller shall provide the Initial Transition Services at a cost per such Initial Transition Service requested by Buyer to be negotiated in good faith and agreed by the Parties. The Initial Transition Services and all services otherwise reflected in the Transition Services Agreement shall be provided using Parent’s and Seller’s existing contracts, licenses and other assets. Parent and Seller shall also assist Buyer with the separation and segregation of the IT Assets transferred by Seller to Buyer pursuant to Section 6.23 at no cost to Buyer; provided, however, that the Initial Transition Services and the services otherwise reflected in the Transition Services Agreement shall not otherwise include, nor shall Parent nor Seller otherwise provide, services involved in the migration from Seller’s overall IT environment to Buyer’s systems unless Parent, Seller and Buyer shall negotiate a separate fee to be paid by Buyer to Parent and Seller for such services. All services contemplated by this Section 6.15 and otherwise reflected in the Transition Services Agreement shall terminate on the twelve (12) month anniversary of the Closing Date.

Section 6.16 Employees and Employee Benefits.

(a) On the Closing Date, Buyer shall make offers of employment to all Non-Company Group Employees. On the Closing Date, the Non-Company Group Employees who accept Buyer’s offer of employment and the employees of the Company Group (together, the “Business Employees”) shall cease participating in any Company Benefit Plans that are not sponsored or maintained by any member of the Company Group. From the Closing Date until the date that is eighteen (18) months following the Closing Date, Buyer shall, or shall cause one of its Affiliates or the Company Group to, (i) provide Business Employees who are not covered by a Collective Bargaining Agreement with compensation arrangements (including base salary, bonus and commissions) and employee benefit plans, programs and arrangements that are substantially comparable, in the aggregate (as determined without reference to any specific type of benefit or any specific Business Employee), to those provided to the Business Employees immediately prior to the Closing Date, and (ii) honor all employment, severance or similar agreements to which the Business Employees are party. Further, Buyer shall, or shall cause one of its Affiliates or the Company Group to, continue in effect in accordance with their terms, the Company’s 2012 Management Incentive Plan and all other 2012 annual bonus plans or programs that are sponsored or maintained by the Company Group and shall honor all obligations under all such plans and programs and shall pay all amounts that become due thereunder.

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(b) Buyer shall, or shall cause its Affiliates to, recognize each Business Employee’s service with the Company Group or its Affiliates as service with Buyer and its Affiliates, as applicable, for all purposes (other than for benefit accrual purposes under any defined benefit pension plan) under Buyer’s and its Affiliates’ employee benefit plans, programs or arrangements in which the Business Employees will be entitled to participate on or after the Closing Date (the “Buyer’s Plans”) to the extent that such service was credited under the equivalent Company Benefit Plans. Buyer shall, or shall cause its Affiliates to, waive any pre-existing condition limitations and eligibility waiting periods under Buyer’s Plans (but only to the extent such pre-existing condition limitations and eligibility waiting periods were satisfied under the Company Benefit Plans as of the Closing Date) and shall recognize (or cause to be recognized) the dollar amount of all expenses incurred by Business Employees and their respective spouses and dependents during the calendar year in which the Closing occurs for purposes of satisfying the deductibles and co-payment or out-of-pocket limitations for such calendar year under the relevant Buyer’s Plans.

(c) To the extent Business Employees participate in a dependent care or medical expense reimbursement account under a Company Benefit Plan (“Seller’s Flexible Account Plan”) during the calendar year that includes the Closing, Buyer shall establish (or cause its Affiliates, if applicable, to establish) one or more comparable plans (“Buyer’s Flexible Account Plan”), and Buyer’s Flexible Account Plan shall (i) assume the obligations of the Seller’s Flexible Account Plan with respect to Business Employees as of the Closing Date and (ii) provide the same level of dependent care and medical expense reimbursement account benefits as those provided under Seller’s Flexible Account Plan at least through the end of the plan year in effect as of the Closing. Buyer shall be responsible for all liability for and administration of reimbursement claims that have not been received by Parent, Seller, or one of their Affiliates as of the date of the Closing, regardless of when the claim was incurred. Parent shall transfer to Buyer accumulated net contributions to any such account that covers a Business Employee.

(d) Buyer shall have the sole responsibility for “continuation coverage” benefits provided after the Closing for all Business Employees and “qualified beneficiaries” of Business Employees for whom a “qualifying event” occurs after the Closing Date. Seller shall retain responsibility for any qualifying event occurring prior to the Closing Date or in connection with the transactions contemplated herein. The terms “continuation coverage,” “qualified beneficiaries” and “qualifying event” shall have the meanings ascribed to them under Section 4980B of the Code and Sections 601-608 of ERISA. Parent and Seller shall be solely responsible for providing medical, dental, and vision benefits on or after the Closing Date to any Business Employee who becomes entitled to such benefits upon such Business Employee’s termination of employment on the Closing Date pursuant to the terms of any employment agreement amendment to which both Parent and Company are parties.

(e) As soon as practicable after the Closing Date, Buyer shall establish a defined contribution plan for the benefit of the Business Employees and/or allow the Business Employees to participate in a defined contribution plan Buyer presently maintains (in either case, the “Buyer’s 401(k) Plan”). As soon as reasonably practicable after the Closing Date, Parent and Seller shall cause to be transferred from the Veolia Environmental Services North America Corp. 401(k) Retirement Plan to the Buyer’s 401(k) Plan in a spinoff/merger transaction liability for the vested and unvested account balances, including any outstanding loans, of the Business Employees, together with cash (or other assets acceptable to the trustee of the Buyer’s 401(k) Plan) equal to such liability, and Buyer shall cause the Buyer’s 401(k) Plan to accept such transfer. The obligations of Parent, Seller, and Buyer under the preceding sentence are conditioned upon the receipt from the other of a current favorable Internal Revenue Service determination letter or opinion letter with respect to the other’s 401(k) plan (or such other evidence of the tax-qualified status of such plan as Buyer, Parent, or Seller may provide).

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(f) Parent and Seller shall retain the responsibility for payment of all covered medical and dental claims under the Veolia Environmental Services North America Employee Health Benefit Plan with respect to Business Employees to the extent such claims were incurred (i) prior to the Closing Date or (ii) during a continuous period of hospitalization which commences prior to the Closing Date and ends after the Closing Date, and in each such case Buyer shall not be responsible for payment of such claims or expenses.

(g) From and after the Closing, Buyer shall be responsible for providing short-term disability benefits and long-term disability benefits to those Business Employees who become disabled on or after the Closing Date, to the extent consistent with applicable benefit plans. Parent and Seller shall retain responsibility for providing short-term disability benefits and long-term disability benefits to those Business Employees who, prior to the Closing Date, had qualified for short-term disability benefits or long-term disability benefits under the terms of the applicable Company Benefit Plan.

(h) Nothing herein expressed or implied shall (i) create any third-party beneficiary or other rights in any employee or former employee (including any beneficiary or dependent thereof) of Parent, Seller, or any of their Affiliates or any other Person other than the Parties hereto and their respective successors and permitted assigns, (ii) constitute or create an employment agreement, (iii) constitute or be deemed to constitute an amendment to any employee benefit plan sponsored or maintained by Parent, Seller, or any of their Affiliates or Buyer, (iv) require the Buyer or any member of the Buyer Group to maintain any employee benefit plan, program or coverage described in this Section 6.16 for any period of time after the Closing or (v) impede the Buyer or any member of the Buyer Group from being able to amend or terminate any employee benefit plan program or coverage at any time or to terminate the employment of any Business Employee.

(i) To the extent that the terms of any Collective Bargaining Agreement provide requirements or benefits that differ from those set forth in this Section 6.16, such terms shall govern in lieu of this Section 6.16. In cases where benefit plans or benefit coverages provided to Business Employees covered by Collective Bargaining Agreements are maintained under Company Benefit Plans that are sponsored or maintained by a member of the Seller Group, prior to the Closing Buyer will bargain and negotiate in good faith and use its commercially reasonable efforts to enter into written agreements with any labor unions representing such Business Employees to substitute the benefit plans or benefit coverages provided by the Seller Group under such Collective Bargaining Agreements with benefit plans or coverages of Buyer and that otherwise comply with the applicable Collective Bargaining Agreement.

(j) Prior to the Closing Date, any member of the Company Group required to provide notice of the transactions contemplated by this Agreement or engage in bargaining with respect to the effects of the transactions pursuant to any employment Law or collective bargaining agreement will timely provide such notice and engage in such bargaining (subject to Section 6.1(a)(ii)(E)).

Section 6.17 Financial Obligations.

(a) Schedule 6.17(a) sets forth a list of (i) all Financial Assurance Instruments outstanding as of the date hereof issued for the benefit of a member of the Company Group and under which Parent, Seller, or any Affiliate of Parent or Seller (other than a member of the Company Group) may bear the ultimate responsibility to make payments (“Company Financial Assurance Instruments”), and (ii) each Contract that obligates Parent, Seller, or their Affiliates (other than a member of the Company Group) to reimburse or indemnify any Person that is an obligor on, or otherwise liable with respect to, any Company Financial Assurance Instruments as of the date hereof (“Seller Credit Support Obligations”). Schedule 6.17(a) will be supplemented as required from time to time prior to the Closing Date.

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(b) On or before the Closing Date, Buyer shall negotiate in good faith with Evergreen or such other indemnity company as Buyer may elect, and otherwise at their sole cost and expense, use their best efforts to substitute Buyer’s Financial Assurance Instruments for the Company Financial Assurance Instruments and Seller Credit Support Obligations listed in Schedule 6.17(a) or provided by Parent or Seller to any member of the Company Group after the date hereof and of which Parent or Seller gives Buyer written notice no later than ten (10) Business Days prior to Closing. No later than ten (10) Business Days following the Closing, Buyer shall, at its sole cost and expense, substitute Buyer’s Financial Assurance Instruments for any Company Financial Assurance Instruments and Seller Credit Support Obligations provided by Parent or Seller to any member of the Company Group after the date hereof and of which Parent or Seller gives Buyer written notice within ten (10) Business Days prior to Closing. Such substitutions shall include the assumption by Buyer of, and the release of Parent, Seller, and their Affiliates of all of their respective obligations under, the Company Financial Assurance Instruments and Seller Credit Support Obligations and shall be in form and substance satisfactory to Parent and Seller.

(c) If any Company Financial Assurance Instruments or Seller Credit Support Obligations have not been released as of the Closing (“Remaining Obligations”), Buyer shall deliver to Parent and Veolia Environnement at the Closing an irrevocable standby letter of credit in favor of Parent and Veolia Environnement in a stated amount equal to the sum of the aggregate amount of the Remaining Obligations plus 5% of such amount (the “Letter of Credit”). The Letter of Credit shall: (i) be issued by (x) Bank of America NA, (y) a bank organized under the laws of and maintaining its principal office in the United States, or (z) a United States branch of a bank organized under the laws of another jurisdiction, in each case for (y) and (z) the long-term unsecured debt obligations (not subject to any credit enhancement) of which are rated A+/A1 or better by S&P and A1/P1 or better by Moody’s, or a bank acceptable to Parent and Veolia Environnement in their sole and absolute discretion, (ii) have an expiration date not later than twelve (12) months after the Closing, (iii) be subject to one or more drawings by Parent and/or Veolia Environnement, from time to time, on not later than three (3) Business Days’ Notice to Buyer in the event that (A) Parent, Seller, or any of their Affiliates is required to make any payment pursuant to or in connection with any of the Remaining Obligations, (B) there are unpaid amounts due to Seller pursuant to Section 6.17(d), such drawings to be in an amount or amounts equal to such payment or payments or unpaid amounts and to be subject to no other drawing conditions, or (C) Buyer has not substituted all the Remaining Obligations twenty (20) calendar days prior to the expiration of the Letter of Credit, such drawings to be equal to the outstanding total commitment under the Letter of Credit and to be subject to no other drawing conditions, (iv) be subject to periodic, but not more frequently than monthly, reductions in stated amount to the extent that any Remaining Obligations are thereafter released, and (v) be in the form attached hereto as Exhibit B or in a form satisfactory to Parent and Veolia Environnement in their sole and absolute discretion. Buyer shall cause such Letter of Credit to be maintained for the benefit of Parent and Veolia Environnement until all of the Remaining Obligations are released in full and all amounts payable pursuant to Section 6.17(d) are indefeasibly paid in full. Upon such release and payment, Parent and Veolia Environnement shall cause the Letter of Credit to be promptly returned to Buyer, or upon notice from Buyer, to the issuing bank for cancellation and shall provide to Buyer evidence of such return.

(d) Buyer acknowledges that if any of the Remaining Obligations are not released on or before the Closing, Parent and Seller will incur substantial costs, including incurring additional interest and financing charges on funds required to be obtained by Parent and Seller, reduction of return on Parent and Seller’s equity, and other operating costs and charges. With respect to any Remaining Obligations that remain outstanding after the Closing, Buyer shall pay to Seller (x) Parent’s and Seller’s

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actual costs and expenses of continuing to maintain the Remaining Obligations outstanding, and (y) as an additional fee to Seller (“Additional Fee”) the Daily Rate for each such calendar day (or part thereof) thereafter until all such Remaining Obligations are released. Any amounts that Buyer are obligated to pay to Seller under this Section 6.17(d) shall (A) be in addition to Parent’s and Seller’s ability to immediately draw the full then-stated amount of the Letter of Credit in accordance with its terms and (B) be payable on a monthly basis by the third day of the month following the month in which such amounts accrue. The “Daily Rate” shall be a dollar amount determined as the product of (i) (w) after 10 Business Days following the Closing and before 30 calendar days following the Closing, 0.5% per annum, (x) after 30 calendar days following the Closing and before 60 calendar days following the Closing, 0.75% per annum, (y) after 60 calendar days following the Closing and before 90 calendar days following the Closing, 1% per annum, and (z) after 90 calendar days following the Closing Date, 1.25% per annum and (ii) the aggregate amount of Parent’s, Seller’s, and their Affiliates’ Liabilities under the Remaining Obligations not released as of such day.

Section 6.18 New Jersey Public Utility Approvals and Licensing and Integrity Review. Buyer, Parent and Seller shall timely and promptly (1) cause to be made all filings which may be required under the Solid Waste Utility Regulations set forth in N.J.A.C. 7:26H et. seq. in connection with the consummation of the transactions contemplated hereby and obtain all corresponding approvals (the “NJDEP Approvals”) from the New Jersey Department of Environmental Protection (the “NJDEP”), and (2) submit to the NJDEP all disclosures and other documents to satisfy the licensing and integrity review process mandated by N.J.S.A. 13:1E-126 et. seq. and N.J.A.C. 7:26-16.1 et. seq.

Section 6.19 Preliminary Title Reports; Surveys. Buyer acknowledges that Seller has made available to Buyer a preliminary title commitment for each Material Owned Real Property, prepared by Chicago Title Insurance Company (in such capacity, the “Title Company”), together with all documents referenced as exceptions in each such commitment (the “Title Commitments”). In its sole discretion and at its sole expense Buyer may order a current survey for such Material Owned Real Property, in form reasonably satisfactory to Buyer and the Title Company (collectively, the “Surveys”). Seller shall reasonably cooperate with Buyer so it can obtain the Surveys and, if Buyer elects in its sole discretion and at its sole expense, owner’s policies of title insurance issued by the Title Company, including by executing such Consents or other instruments as may be reasonably requested by the Title Company in connection therewith and providing reasonable access to the Material Owned Real Property to the surveyors. Seller further covenants and agrees that it shall (and shall cause the Company Group to) make commercially reasonable efforts to obtain, on or before the Closing Date, recordable satisfactions, reconveyances, releases and discharges, as applicable, of any mortgages, deeds of trust, deeds to secure debt and similar instruments that secure indebtedness previously repaid in full that are disclosed in any Title Commitment as an encumbrance upon the interest of the Company Group in the real property described therein.

Section 6.20 Equipment Leases. Schedule 6.20 sets forth a list of the leases for certain rolling stock and equipment used in the Business and to which Parent, Seller, or the Company are party (such leases, as amended being the “Equipment Leases”). Prior to the Closing Date, Parent and Seller shall use their commercially reasonable efforts to take, or cause to be taken, all actions necessary to exercise the early buyout options contained in the Equipment Leases and the Equipment Lease Amendments as may be necessary to transfer title to the equipment that is subject of the Equipment Leases to the Company Group, free and clear of all Liens (the “Early Buyout Options”).

Section 6.21 Pre-Closing Transactions. Prior to the Closing Date, Parent, Seller, and the Company shall be permitted to, and shall be permitted to cause the relevant members of the Company Group to, effect the reorganizations and transfers set forth on Schedule 6.21 (the “Pre-Closing Transactions”). Without limitation of the foregoing, prior to the Closing Date and upon no less than five

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(5) Business Days’ notice to Buyer, Parent, Seller, and the Company may, and may permit any member of the Company Group to, make such other organizational and structural changes and enter into such transactions with members of the Company Group, in each case, as may be reasonably required or desirable to consummate or expedite the transactions contemplated by this Agreement and to satisfy the requirements of applicable Law, including conversion of corporations to limited liability companies, transferring assets of the Company Group to newly-formed entities and/or incorporating new entities and making contributions in exchange for share capital thereof, provided that no such changes shall adversely affect the net Tax position of the Company Group arising out of the transactions contemplated hereby or the operation of the Business following the Closing Date. If the Company is converted to a limited liability company prior to the Closing, all references to “Shares” shall be deemed to mean and include limited liability company interests and not shares of common stock.

Section 6.22 Financing; Financing Cooperation.

(a) Buyer shall take, or cause to be taken, all actions and do, or cause to be done, all things commercially reasonable to timely arrange and obtain the Financing on the terms and conditions described in the Debt Financing Commitments and shall not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, the Debt Financing Commitments if such amendment, modification or waiver would, or would reasonably be expected to, delay or prevent the Closing Date.

(b) Seller shall cause the Company Group to provide reasonably promptly, and shall use its commercially reasonable efforts to cause the officers, employees and advisors of the Company Group to provide reasonably promptly, in connection with the Financing, such reasonable cooperation, at Buyer’s sole expense, as is customary for debt financings of the type to be obtained by Buyer in connection with the transactions contemplated hereunder and as may be reasonably requested by Buyer, including (i) participation in a reasonable number of meetings, presentations, road shows, due diligence sessions and sessions with prospective lenders, investors and rating agencies, (ii) furnishing Buyer and its financing sources with financial and other pertinent information regarding the Company Group, (iii) assisting with the preparation of customary offering documents and materials, including prospectuses, private placement memoranda, information memoranda and packages, lender and investor presentations, rating agency presentations, and similar documents and materials (collectively, the “Financing Materials”), (iv) requesting assistance and cooperation of the Company Group’s independent accountants, including participating in a reasonable number of drafting and accounting due diligence sessions and providing consents for the use of their reports in materials related to the financing and customary “comfort” letters (including “negative assurance” comfort) with respect to the financial information to be included in any offering memorandum, and providing such accountants with any documentation reasonably requested by them in connection therewith, and (v) facilitating the pledging of collateral (which shall only be effective at Closing); provided, however, that nothing herein shall require (I) any member of the Seller Group or its officers, employees and advisors, to enter into any definitive agreement in connection with the Financing, or (II) with respect to the Company Group, except in connection with the Closing of the Financing, enter into any definitive agreement in connection with the Financing, or (III) Seller or the Company Group or the officers, employees and advisors of Seller or the Company Group, as the case may be, to (x) take any action that would be effective prior to the Closing to the extent it would, in the Company’s reasonable judgment, interfere unreasonably with the business or operations of the Company, (y) pay any commitment or other similar financing fee, or (z) unless promptly reimbursed by Buyer, incur any expenses in connection with the Financing. Buyer shall, other than in the case of a judicial determination that Seller has committed willful misconduct, indemnify and hold harmless Seller and the Company Group, and the officers, employees and advisors of Seller and the Company Group, from and against any and all damages, losses, costs, liabilities or expenses suffered or incurred by any of them in connection with the

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arrangement of, or otherwise in connection with, the Financing and any information used in connection therewith (other than information relating to the Seller Group and provided to Buyer in writing specifically for use in connection with the Financing).

(c) Nothing set forth in this Section 6.22 shall limit or derogate from the rights and obligations of the Parties under Article IX.

Section 6.23 Transfer of Certain IT Assets. On the Closing Date, Parent and Seller shall transfer to Buyer, without additional consideration, the IT Assets described in Schedule 6.23. The Parties acknowledge that Schedule 6.23 represents an estimation of IT Assets that are on Seller’s books that relate to, or are used in connection with, the Business and that are available for transfer to Buyer. Prior to the Closing, the Parties shall reasonably cooperate to finalize such Schedule 6.23 to appropriately and fairly allocate shared IT Assets to enable Buyer to acquire the segregable IT Assets that are necessary for it to operate the Business (exclusive of IT network and general IT environment-related assets).

ARTICLE VII

CONDITIONS TO CLOSING

Section 7.1 Conditions Precedent to Obligations of Buyer, Parent and Seller. The respective obligations of each Party to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or, where legally permissible, waiver by such Party in writing) at or prior to the Closing Date of each of the following conditions:

(a) No Adverse Order. There shall be no Injunction, restraining order or decree of any nature of any Governmental Authority of competent jurisdiction that is in effect that restrains in any material respect or prohibits the consummation of the transactions contemplated hereby.

(b) Antitrust Authorizations. All applicable waiting periods (and any extensions thereof) under the HSR Act shall have expired or been terminated.

Section 7.2 Conditions Precedent to Obligation of Parent and Seller. The obligation of Parent and Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by Parent and Seller) at or prior to the Closing Date of each of the following additional conditions:

(a) Accuracy of Buyer’s Representations and Warranties. (i) The representations and warranties of Buyer contained in Section 5.1 (first two sentences), Section 5.2, Section 5.4(i), and Section 5.10 of this Agreement shall be true and correct in all material respects (except for representations or warranties that are qualified by materiality, including by reference to Material Adverse Effect, which shall be true and correct in all respects) on the date hereof and as of the Closing Date (other than representations and warranties made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date), and (ii) the representations and warranties of Buyer contained in all other Sections of Article V of this Agreement shall be true and correct in all respects (disregarding all qualifications contained therein relating to materiality, including by reference to Material Adverse Effect) on the date hereof and as of the Closing Date (other than representations and warranties made as of a specified date, in which case such representations and warranties shall be true and correct as of such date), except, in the case of clause (ii), to the extent that the failure of such representations and warranties to be true and correct would not constitute a Material Adverse Effect on the Buyer Group, and Seller shall have received a certificate from Buyer signed by a duly authorized officer of Buyer confirming the information in this Section 7.2(a) as of the Closing Date.

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(b) Covenants and Agreements of Buyer. Buyer shall have performed and complied with all of its covenants and agreements hereunder in all material respects through the Closing, and Seller shall have received a certificate signed by a duly authorized officer of Buyer confirming the foregoing as of the Closing Date.

(c) Purchase Price. Buyer shall have delivered the Closing Payments to Seller by wire transfers in immediately available funds.

(d) Closing Documents. On or prior to the Closing Date, Buyer shall have delivered all agreements, instruments and documents required to be delivered by Buyer under Section 2.5(b).

Section 7.3 Conditions Precedent to Obligations of Buyer. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by Buyer) at or prior to the Closing Date of each of the following additional conditions:

(a) Accuracy of Parent’s and Seller’s Representations and Warranties. (i) The representations and warranties of Parent and Seller contained in Section 3.8 of this Agreement (the liability for which are not covered by Seller’s indemnification obligations set forth in Annex I) and the Fundamental Representations shall be true and correct in all material respects (except for representations or warranties that are qualified by materiality, including by reference to Material Adverse Effect, which shall be true and correct in all respects) on the date hereof and as of the Closing Date (other than representations and warranties made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date), and (ii) the representations and warranties of Parent and Seller contained in all other Sections of Article III and Article IV of this Agreement shall be true and correct in all respects (disregarding all qualifications contained therein relating to materiality, including by reference to Material Adverse Effect) on the date hereof and as of the Closing Date (other than representations and warranties made as of a specified date, in which case such representations and warranties shall be true and correct as of such date), except, in the case of clause (ii), to the extent that the failure of such representations and warranties to be true and correct would not constitute a Material Adverse Effect on the Company Group, and Buyer shall have received a certificate from Parent and Seller signed by a duly authorized officer of Seller confirming the information in this Section 7.3(a) as of the Closing Date.

(b) Covenants and Agreements of Parent and Seller. Parent and Seller shall have performed and complied with all of their covenants and agreements hereunder in all material respects through the Closing, and Buyer shall have received a certificate signed by a duly authorized officer of Parent and Seller confirming the foregoing as of the Closing Date.

(c) Closing Documents. On or prior to the Closing Date, Seller shall have delivered all agreements, instruments and documents required to be delivered by Seller pursuant to Section 2.5(a).

Section 7.4 Frustration of Closing Conditions. Neither Buyer, Parent nor Seller may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by such party’s failure to act in good faith, use commercially reasonable efforts to cause the Closing to occur as required by Section 6.3, or otherwise perform its obligations under this Agreement.

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Section 7.5 Effect of Certain Waivers of Closing Conditions. If, prior to the Closing any Party (the “Waiving Party”) has knowledge of any breach by the other Party of any representation, warranty or covenant contained in this Agreement and the Waiving Party proceeds with the Closing, the Waiving Party shall be deemed to have waived such breach and the Waiving Party and its successors, assigns and Affiliates shall not be entitled to sue for damages or to assert any other right or remedy for any loss arising from any matters relating to such condition or breach, notwithstanding anything to the contrary contained herein or in any certificate delivered pursuant hereto.

ARTICLE VIII

LIMITATIONS

Section 8.1 Waiver of Damages. Notwithstanding anything to the contrary contained in this Agreement, Parent, Seller and Buyer agree that (i) the recovery by any Party of any Damages suffered or incurred by such Party as a result of any breach by the other Party of any of its representations, warranties, or obligations under this Agreement shall be limited to the direct, actual damages suffered or incurred by such Party as a result of the breach by the breaching Party of its obligations hereunder and (ii) in no event shall any Party have any Liability to any other Party except (A) if there is a Closing, as expressly provided in Article IX and (B) if there is no Closing, for Damages incurred or suffered by such Party for any breach by the other Party of an obligation or covenant or willful breach of a representation or warranty contained in this Agreement to the extent such breach resulted in the failure of the Closing to occur, subject to any other express limitations set forth in this Agreement.

Section 8.2 Consequential Damages. Notwithstanding anything contained herein to the contrary and in furtherance of and without limiting the foregoing, but subject to Article X, (i) no member of the Seller Group and no member of Buyer Group will be entitled, after the Closing, to any recovery under this Agreement for its own special, exemplary, punitive, consequential, incidental or indirect damages or lost profits, including any Damages on account of lost opportunities, loss of revenue, income or profits, or diminution in value of assets or securities (it being understood that Damages shall not include any event that does not result in a claim for an immediate actual payment, including the reduction of Tax loss carryforwards), and (ii) in calculating Damages, no provision or adjustment shall be made for any multiple of earnings, increase factor, or any other premium over book or historical value which may have been paid by Buyer for the Shares, whether or not such multiple, increase factor or other premium had been used by Buyer at the time of, or in connection with, calculating or preparing its bid, its proposed purchase price for the Shares or its final purchase price for the Shares; provided, however, that nothing herein shall prevent any member of the Seller Group or Buyer Group from being indemnified pursuant to Article IX for all components of awards against them in claims by third parties for which indemnification is provided pursuant to Article IX, including special, exemplary, punitive, consequential, incidental or indirect damages or lost profits components of such claims.

ARTICLE IX

INDEMNIFICATION

Section 9.1 Indemnification by Parent and Seller. Following the Closing and subject to the terms and conditions of Article VIII and this Article IX, Parent and Seller will jointly and severally indemnify, defend and hold harmless the Buyer Group from and against any and all Damages actually incurred by the Buyer Group based upon or arising out of (a) any breach of any representation or warranty made by the Company, Parent, or Seller contained in Article III or Article IV after giving effect to any supplements delivered in accordance with Section 6.11, (b) any breach by Parent or Seller

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of any of its covenants contained herein, and (c) the Retained Claims (in accordance with Section 9.8). Notwithstanding the foregoing, unless specifically provided for in Annex I and except for Benefit Plan Taxes, none of the provisions of this Article IX shall apply to any claim for indemnification for Taxes (and related Damages) and such claims shall be governed by Annex I.

Section 9.2 Indemnification by Buyer. Following the Closing and subject to the terms and conditions of Article VIII and this Article IX, the Buyer Group will indemnify, defend and hold harmless the Seller Group from and against any and all Damages actually incurred by the Seller Group based upon or arising out of (a) any breach of any representation or warranty made by Buyer contained in Article V, (b) any breach by Buyer of any of its covenants or agreements contained herein, (c) any Company Financial Assurance Instruments or Seller Credit Support Obligations issued in connection with the business of the Company Group that remains outstanding after the Closing Date, including (i) as a result of Parent, Seller, or any of their Affiliates being required to make any payment thereunder, and (ii) all of Parent’s and Seller’s costs and expenses of continuing to maintain such Company Financial Assurance Instruments or Seller Credit Support Obligations after the Closing Date, (d) any claim or suit brought against the Seller Group at any time on or after the Closing Date relating to actions taken by Buyer or any member of the Company Group on or after the Closing Date, including any claim or suit under the WARN Act to the extent of Buyer’s obligation to indemnify the Seller Group pursuant to Section 6.10 or any other requirement under applicable Law which relates to actions taken by Buyer or the Company Group, at any time on or after the Closing Date, with regard to any site of employment or one or more facilities or operating units within any site of employment of Buyer or the Company Group, and (e) the ownership or operation by Seller after the Closing and prior to the Delayed Closing Date of the NJDEP Subsidiaries (except to the extent attributable to the gross negligence or willful misconduct of Seller). Any party providing indemnification pursuant to this Article IX is referred to herein as an “Indemnifying Party”, and any party seeking indemnification pursuant to this is referred to herein as an “Indemnified Party”.

Section 9.3 Certain Limitations.

(a) (i) The representations and warranties of Parent and Seller contained in Section 3.1 (first two sentences), Section 3.2(i), Section 3.3 and Section 3.18, and the representations and warranties of Parent and Seller contained in Article IV (collectively, the “Fundamental Representations”), shall survive the Closing until the ten (10) year anniversary of the Closing Date. The representations and warranties of Parent and Seller contained in Section 3.11 shall survive the Closing for a period of eighteen (18) months following the Closing Date. The remaining representations and warranties of Parent and Seller contained in Article III shall survive the Closing until the twelve (12) month anniversary of the Closing Date.

(ii) The representations and warranties of Buyer contained in Article V shall survive the Closing until the three (3) year anniversary of the Closing Date.

(iii) The covenants contained in (i) Section 6.1, Section 6.6, and Section 6.11 shall survive the Closing until the twelve (12) month anniversary of the Closing Date, and (ii) subject to clause (i), all other covenants contained in Article VI shall survive the Closing until the ten (10) year anniversary of the Closing Date.

(iv) The agreements and covenants set forth in Article IX and Article XI shall survive in accordance with the terms thereof and if no time period is specified (including indefinitely), for the applicable statute of limitations.

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(b) The obligations to indemnify and hold harmless pursuant to Section 9.1 and Section 9.2 shall survive the consummation of the transactions contemplated hereby for the applicable periods set forth in Section 9.3(a), except for claims for indemnification asserted prior to the end of such applicable period (which claims shall survive until final resolution thereof). Buyer shall not be entitled to be indemnified from or held harmless against any Damages pursuant to the terms of Section 9.1 unless Buyer delivers written notice of its claim for indemnification to Parent and Seller pursuant to Section 11.3 on or prior to the dates set forth in Section 9.3(a). Buyer shall not be entitled to make a claim for any Damages resulting from the Retained Claims other than pursuant to Section 9.1(c). Seller shall not be entitled to be indemnified from or held harmless against any Damages pursuant to the terms of Section 9.2 unless Seller delivers written notice of its claim for indemnification to Buyer pursuant to Section 11.3.

(c) Buyer shall not be entitled to recover Damages pursuant to Sections 9.1(a) or 9.1(b): (i) until the total amount of Damages which Buyer would recover under such sections, but for this Section 9.3(c), exceeds $10,000,000 (the “Deductible Amount”), in which case Buyer shall only be entitled to recover Damages in excess of such amount and (ii) arising out of any single act, omission, event or circumstance (or series of related acts, omissions, events or circumstances) unless such Damages equal or exceed the Per Occurrence Amount, and no Damages less than the Per Occurrence Amount shall be aggregated for purposes of this Section 9.3(c).

(d) The maximum Liability of Parent and Seller with respect to Damages indemnifiable pursuant to Sections 9.1(a) and 9.1(b) other than as a result of a breach of a Fundamental Representation shall be $95,000,000. The maximum Liability of Parent and Seller with respect to Damages indemnifiable pursuant to Section 9.1(a) as a result of a breach of a Fundamental Representation shall be the Purchase Price.

(e) Buyer shall not be entitled to indemnification pursuant to Sections 9.1(a) or 9.1(b) for any Damages to the extent that (i) prior to the date hereof the Company Group recorded a reserve in their consolidated books and records with respect to such Damages or in a general category of items or matters similar in nature to the specific items or matters giving rise to such Damages, (ii) such Damages were taken into account in the determination of the Closing Net Company Debt or Closing Net Working Capital pursuant to Section 2.7, (iii) Buyer could have, with commercially reasonable efforts, mitigated or prevented such Damages, or (iv) such Damages resulted from or are magnified by the action or inaction of Buyer after the Closing.

(f) The amount which an Indemnifying Party is or may be required to pay to an Indemnified Party in respect of Damages for which indemnification is provided under this Agreement will be reduced by any amounts received (including amounts received under insurance policies) by or on behalf of the Indemnified Party from third parties and any Tax benefit available to any such Indemnified Party or its Affiliates arising in connection with the ability to deduct the accrual, incurrence or payment of any such Damages (to the extent not taken into account in the computation of the Loss, determined taking into account Tax consequences of receiving the indemnity payment) (such amounts and benefits are collectively referred to herein as “Indemnity Reduction Amounts”). For purposes of determining the timing and amount of a Tax benefit, the Indemnified Party shall be deemed to realize a 30 percent net Tax benefit at the time the indemnification payment is made. Buyer shall use commercially reasonable efforts to recover any Damages against insurers under any insurance policies or other third parties with respect to any contractual rights of indemnification, reimbursement, offset or recovery against such third parties; provided, however, that to the extent Buyer does not exhaust its remedies available against such insurers or third parties, Seller shall be subrogated to the rights of the Buyer Group (including the Company Group) against such insurers or third parties and Seller’s obligations under this Article IX shall not be diminished. If any Indemnified Party receives any

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Indemnity Reduction Amounts in respect of an Indemnified Claim for which indemnification is provided under this Agreement after the full amount of such Indemnified Claim has been paid by an Indemnifying Party or after an Indemnifying Party has made a partial payment of such Indemnified Claim and such Indemnity Reduction Amounts exceed the remaining unpaid balance of such Indemnified Claim, then the Indemnified Party will promptly remit to the Indemnifying Party an amount equal to the excess (if any) of (i) the amount theretofore paid by the Indemnifying Party in respect of such Indemnified Claim, less (ii) the amount of the indemnity payment that would have been due if such Indemnity Reduction Amounts in respect thereof had been received before the indemnity payment was made. An insurer or other third party who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or any other third party shall be entitled to any benefit they would not be entitled to receive in the absence of the indemnification provisions by virtue of the indemnification provisions hereof. Parent, Seller, and Buyer, as appropriate, will, or will cause each Indemnified Party to, use its commercially reasonable efforts to pursue promptly any claims or rights it may have against all third parties which would reduce the amount of Damages for which indemnification is provided under this Agreement.

(g) Notwithstanding anything contained in this Agreement, any amounts payable pursuant to the indemnification obligations under Section 6.9, Article IX and Annex I shall be paid without duplication, and in no event shall any Party be indemnified under different provisions of this Agreement for the same Damages.

(h) In no event shall any Indemnified Party be entitled to indemnification hereunder for any Damages arising out of or in connection with a change or development in Law after the Closing Date, including, without limitation, in any accounting requirement, policies or practices, or Environmental Laws and Environmental Permits or any change or development in the enforcement thereof. There shall be no obligation for Damages or for indemnification if the claim is based upon or arises out of action taken or omission by Buyer or the Company Group after the Closing Date, including actions constituting the continuation of business or operating practices or the business model of the Company Group in effect prior to the Closing.

(i) Unless otherwise required by applicable Law, the Parties shall treat any indemnity payment made under this Article IX or Annex I as an adjustment to the Purchase Price for Tax purposes.

(j) Notwithstanding anything to the contrary contained herein, none of the limitations set forth in Section 9.3(a) through (d), inclusive, shall apply in the case of any claim that is based on or arises out of fraud.

Section 9.4 Indemnification Procedures.

(a) If any claim or demand is made against an Indemnified Party with respect to any matter, or any Indemnified Party shall otherwise learn of an assertion or of a potential claim, by any Person who is not a Party (or an Affiliate thereof) (a “Third Party Claim”) which may give rise to a claim for indemnification against an Indemnifying Party under this Agreement, then the Indemnified Party shall notify the Indemnifying Party in writing and in reasonable detail of the Third Party Claim within five (5) Business Days (including the factual basis for the Third Party Claim, and, to the extent known, the amount of the Third Party Claim); provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party will relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is actually prejudiced

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as a result thereof (except that the Indemnifying Party will not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice); it being understood and agreed that the failure of the Indemnified Party to so notify the Indemnifying Party prior to settling a Third Party Claim (whether by paying a claim or executing a binding settlement agreement with respect thereto) or the entry of a judgment or issuance of an award with respect to a Third Party Claim shall constitute actual prejudice to the Indemnifying Party’s ability to defend against such Third Party Claim. Thereafter, the Indemnified Party will deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received or transmitted by the Indemnified Party relating to the Third Party Claim.

(b) The Indemnifying Party will have the right to participate in or to assume the defense of the Third Party Claim (in either case at the expense of the Indemnifying Party) with counsel of its choice reasonably satisfactory to the Indemnified Party. The Indemnifying Party will be liable for the reasonable fees and expenses of counsel employed by the Indemnified Party if (i) the Indemnifying Party has failed to assume the defense thereof (other than during any period in which the Indemnified Party shall have failed to give notice of the Third Party Claim as provided above following a reasonable period of time to provide such notice) or (ii) if the Indemnifying Party is a party in the applicable Action and the Indemnified Party has been advised by counsel (which may be internal counsel) that joint representation of the Indemnifying Party and the Indemnified Party by the same counsel in respect of such Action is inappropriate because of a conflict of interest. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Indemnifying Party is conducting the defense of the Third Party Claim and there shall not exist any conflict of interest between the Indemnifying Party and the Indemnified Party, the Indemnified Party, at its sole cost and expense, may retain separate counsel, and participate in the defense of the Third Party Claim, it being understood that the Indemnifying Party will control such defense subject to the limitations set out in this Section 9.4.

(c) No Indemnifying Party will consent to any settlement, compromise or discharge (including the consent to entry of any judgment) of any Third Party Claim without the Indemnified Party’s prior written consent (which consent will not be unreasonably withheld or delayed); provided, that if the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party will agree to any settlement, compromise or discharge of such Third Party Claim which the Indemnifying Party may recommend and which by its terms obligates the Indemnifying Party to pay the full amount of Damages in connection with such Third Party Claim and unconditionally releases the Indemnified Party completely from all Liability in connection with such Third Party Claim and provided that such settlement does not impose any material non-monetary restrictions or material obligations on the Indemnified Party. Whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, the Indemnified Party will not admit any Liability, consent to the entry of any judgment or enter into any settlement or compromise with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (which consent will not be unreasonably withheld or delayed).

(d) If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnifying Party will keep the Indemnified Party informed of all material developments relating to or in connection with such Third Party Claim. If the Indemnifying Party chooses to defend a Third Party Claim, the Parties will cooperate in the defense thereof (with the Indemnifying Party being responsible for all reasonable out-of-pocket expenses of the Indemnified Party (other than for the fees and expenses of its counsel) in connection with such cooperation), which cooperation will include the provision to the Indemnifying Party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

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(e) Any claim on account of Damages for which indemnification is provided under this Agreement which does not involve a Third Party Claim will be asserted by reasonably prompt written notice (but in any event within the relevant period specified in Section 9.3(a)) given by the Indemnified Party to the Indemnifying Party.

(f) In the event of payment in full by an Indemnifying Party to any Indemnified Party in connection with any claim (an “Indemnified Claim”), such Indemnifying Party will be subrogated to and will stand in the place of such Indemnified Party as to any events or circumstances in respect of which such Indemnified Party may have any right or claim relating to such Indemnified Claim against any claimant or plaintiff asserting such Indemnified Claim or against any other Person. Such Indemnified Party will cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

Section 9.5 Exclusive Remedy. After the Closing, the remedies set forth in this Article IX and Section 1 of Annex I shall be the sole and exclusive remedy with respect to any and all claims (other than to the extent any such claims are based solely on fraud) relating, directly or indirectly, to the subject matter of this Agreement. In addition, Buyer shall not be entitled to a rescission of this Agreement (or any related agreements) or any further indemnification rights or claims of any nature whatsoever, all of which are hereby expressly waived by Buyer to the fullest extent permitted under applicable Law. Buyer shall be entitled only to a single recovery for all Damages that arise in connection with the matter giving rise to a breach of representation, warranty or covenant, even if such matter shall involve breaches of multiple representations, warranties and covenants. Without limiting the generality of the foregoing and subject to Article IX and Section 11.4, Buyer, Parent and Seller hereby waive, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of action it or any of their respective Subsidiaries or Affiliates may have against the other Party or any of its Subsidiaries and Affiliates with respect to the subject matter of this Agreement (other than to the extent any such claims are based solely on fraud), whether arising under or based upon any Federal, state, provincial, local or foreign statute, Law, Environmental Law, ordinance, rule, regulation or common law. Any reference herein with respect to “fraud” shall refer to the law of the State of Delaware, and shall not be deemed to expand or limit any party’s rights under Delaware law, which rights are not being modified or waived by this Agreement.

Section 9.6 Mitigation. Buyer, Parent and Seller shall cooperate with each other with respect to resolving any claim or Liability with respect to which one Party is obligated to provide indemnification hereunder, including by making commercially reasonable efforts to mitigate or resolve any such claim or Liability.

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Section 9.7 Certain Environmental Limits.

(a) Parent and Seller shall have no obligation to Buyer for any Damages under Sections 9.1(a) or 9.1(b) to the extent that such Damages result from or would not have arisen but for:

(i) Buyer undertaking any drilling and sampling of the Environment other than (1) as required by Environmental Law or Environmental Permit, or (2) as agreed in writing by Parent or Seller, which agreement shall not be unreasonably withheld in connection with activities undertaken in the ordinary course of business for purposes unrelated to any Environmental Law or Environmental Permit; or

(ii) any change of the use or operation of any property or facility after the Closing, including any cessation, closure or close down of the operations or relevant facility on the premises or development of new buildings, installations, improvements or infrastructure on the premises, or as a change in existing buildings, installations, improvements or infrastructure to a use requiring heightened environmental protection; or

(iii) any solicitation after the Closing by Buyer or the Company Group for any Governmental Authority to undertake investigations or to require investigation or remediation, but without prejudice to the right of Buyer to comply with Environmental Laws, including with respect to Releases or threatened Releases which Buyer is required to report or disclose pursuant to Environmental Laws.

(b) Parent and Seller shall have no obligations to Buyer under Sections 9.1(a) or 9.1(b) for Damages (i) that relate to works on a property or facility to the extent that such Damages arise out of or result from works which exceed the standards necessary to (A) bring a condition into compliance with Environmental Law or Environmental Permits or (B) satisfy the requirements of an applicable Governmental Authority, or (ii) result from, or to the extent such Damages are increased as a result of, any Environmental Law which is not binding and in effect as of the date hereof, or any Environmental Permit that is not required to be in effect as of the date hereof.

(c) Subject to the provisions of Section 9.4, Parent and Seller shall have the power and right, but not the obligation, to direct, manage and control, and take such actions as are reasonably necessary in connection with, any defense, Remedial Action or other resolution of any claim, event or condition involving the Environment which is subject to indemnification under Sections 9.1(a) or 9.1(b), and Buyer shall provide Parent and Seller with access to any property or facility reasonably necessary for Parent and Seller to exercise its rights under this Section 9.7(c); provided that Seller shall (i) keep Buyer fairly and reasonably advised throughout any such defense or Remedial Action, (ii) comply with all applicable Laws (including, without limitation, Environmental Laws), (iii) carry out such works at the property or facility in a manner that will not unreasonably interfere with the operations or business thereon or compromise the safety of the property or facility or any Person at the property or facility, (iv) restore the property or facility to its condition existing immediately prior to the commencement of Seller’s work, unless otherwise agreed by Buyer and Seller, and (v) furnish or cause to be furnished to Buyer certificates of insurance evidencing coverage maintained by Seller’s agents, employees, independent contractors, subcontractors, suppliers or environmental consultants who are performing the work at the property or facility, which coverage shall be reasonable and customary for the type of work being performed at the property or facility.

Section 9.8 Retained Claims.

(a) Control of Retained Claims. Parent and Seller shall retain control over and continue the defense of the Retained Claims, at Parent’s and Seller’s cost and expense. The general counsel of Parent and Seller shall continue to manage and supervise the defense of the Retained Claims with Burr Forman LLP or another firm reasonably acceptable to Buyer, together with any local or other counsel referenced in the pleadings (the “Case Counsel”). Fees and expenses of the Retained Claims, including fees and expenses of the Case Counsel and other outside counsel engaged to represent the

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Company, consultants and experts, shall be paid by Parent and Seller as incurred. Seller shall consult with Buyer and obtain Buyer’s approval (which shall not be unreasonably withheld) with respect to any “safe harbor” or similar provision that would benefit the Business and that Seller or the Company determines to propose or include in the Settlement in respect of future claims for the types of fees at issue in the Retained Claims.

(b) Procedures. The provisions of Section 9.4 shall govern the Retained Claims.

(c) Post-Closing Actions of Buyer. Notwithstanding anything to the contrary contained in this Agreement, Buyer will not be entitled to indemnification with respect to any Damages (1) associated with post-Closing periods, including Damages resulting from changes in the business model of any member of the Company Group, whether made as a result of the Retained Claims or not, or (2) associated with Buyer’s fees and expenses in its participation in the Retained Claims. During the Settlement Period and after the Closing Date, Buyer shall not engage in any conduct that interferes with, impairs, or prejudices Parent’s and Seller’s negotiation, implementation, management or administration of the Settlement.

(d) Privileges. The Company Group, Parent, Seller, and Buyer shall cooperate and take such measures as may be necessary to preserve the attorney-client privilege, attorney work product, joint defense privilege, common interest privilege and other privileges applicable to the prosecution or defense of Retained Claims.

(e) Actions against Parties; Notification. Buyer shall give notice as promptly as reasonably practicable to Parent and Seller of any future legal proceedings threatened or commenced against it or the Company Group which are included in the definition of Retained Claims, but failure to so notify Parent and Seller shall not relieve Parent or Seller from any liability hereunder to the extent Parent or Seller is not actually prejudiced as a result thereof, and in any event shall not relieve Parent or Seller from any liability which it may otherwise have on account of Section 9.1(c). Any such future legal proceedings shall be handled consistently with Section 9.8(a) to Section 9.8(d) above.

(f) Reversion of Settlement Payments. Parent and Seller shall be entitled to any Settlement Amounts or any other adjudicated or settlement payments in excess of the distributed claims payments to class members, or any other amounts described in any judicial order or opinion covering the Retained Claims (“Reversion Amounts”). If any Reversion Amounts are reimbursed to Buyer or the Company Group, such reimbursed amounts shall revert to, and be the property of, Parent and Seller, and Buyer shall promptly pay such reimbursed amounts to Parent or Seller.

(g) Survival. The provisions of this Section 9.8 shall survive the Closing and will remain in force indefinitely.

ARTICLE X

TERMINATION

Section 10.1 Termination Events. Without prejudice to other remedies which may be available to the Parties by Law or this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by mutual written consent of Parent, Seller, and Buyer;

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(b) by either Parent and Seller, on the one hand, or Buyer, on the other hand, by giving written notice to the other Parties if the Closing shall not have occurred by the Termination Date, as extended; provided that the right to terminate this Agreement under this clause (b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

(c) by either Parent and Seller, on the one hand, or Buyer, on the other hand, by giving written notice to the other Parties if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by this Agreement, and such order, decree, ruling or other Action shall not be subject to appeal or shall have become final and unappealable;

(d) by Buyer (provided that Buyer is not then in material breach of any representation or warranty, or material covenant contained herein), if there shall have been a material breach of any of the representations or warranties, or material covenants of Parent or Seller set forth in this Agreement, which breach would constitute, either individually or in the aggregate, if occurring on the Closing Date, the failure of the conditions set forth in Sections 7.3(a) or 7.3(b) (a “Seller Terminating Breach”); provided that if, (x) within ten (10) Business Days following receipt by Seller of written notice from Buyer specifying the nature of the Seller Terminating Breach in reasonable detail (the “Seller Breach Notice”), Seller delivers to Buyer a notice outlining the manner in which, and the time within which, such Seller Terminating Breach shall be, or is reasonably likely to be, cured such that a Seller Terminating Breach shall no longer be continuing (a “Seller Cure Plan”), and (y) within 30 days following receipt by Seller of the Seller Breach Notice, Parent or Seller commences implementation of the actions described in such Seller Cure Plan and continues to exercise its reasonable best efforts to cure such Seller Terminating Breach such that a Seller Terminating Breach shall no longer be continuing, Buyer may not terminate this Agreement under this Section 10.1(d) until the Termination Date; provided further that Buyer’s right to terminate pursuant to this Section 10.1(d) shall lapse if and when such Seller Terminating Breach is cured such that the Seller Terminating Breach is no longer continuing and Parent and Seller are otherwise no longer in breach, which breach would give rise to a right of termination under this Section 10.1(d); or

(e) by Parent and Seller (provided that Parent and Seller are not then in material breach of any representation or warranty, or material covenant contained herein), if there shall have been a material breach of any of the representations or warranties, or material covenants of Buyer set forth in this Agreement, which breach would constitute, either individually or in the aggregate, if occurring on the Closing Date, the failure of the conditions set forth in Sections 7.2(a) or 7.2(b) (a “Buyer Terminating Breach”); provided that if, (x) within ten (10) Business Days following receipt by Buyer of written notice from Seller specifying the nature of the Buyer Terminating Breach in reasonable detail (the “Buyer Breach Notice”), Buyer delivers to Seller a notice outlining the manner in which, and the time within which, such Buyer Terminating Breach shall be, or is reasonably likely to be, cured such that a Buyer Terminating Breach shall no longer be continuing (a “Buyer Cure Plan”), and (y) within 30 days following receipt by Buyer of the Buyer Breach Notice, Buyer commences implementation of the actions described in such Buyer Cure Plan and continues to exercise its reasonable best efforts to cure such Buyer Terminating Breach such that a Buyer Terminating Breach shall no longer be continuing, Parent and Seller may not terminate this Agreement under this Section 10.1(e) until the Termination Date; provided further that Parent’s and Seller’s right to terminate pursuant to this Section 10.1(e) shall lapse if and when such Buyer Terminating Breach is cured such that the Buyer Terminating Breach is no longer continuing and Buyer is otherwise no longer in breach, which breach would give rise to a right of termination under this Section 10.1(e).

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Section 10.2 Effect of Termination. In the event of any termination of this Agreement pursuant to Section 10.1, all rights and obligations of the Parties hereunder shall terminate without any Liability on the part of either Party or its Subsidiaries and Affiliates in respect thereof, except that (a) the obligations of Buyer, Parent and Seller under Section 6.5 (Public Announcements) and Article XI of this Agreement shall remain in full force and effect and (b) such termination shall not relieve any Party of any Liability for damages incurred or suffered by the other Party for any breach of an obligation or covenant or willful breach of a representation or warranty contained in this Agreement prior to termination to the extent such breach resulted in the failure of the Closing to occur. For the avoidance of doubt, the Parties understand and agree that any termination of this Agreement shall be without prejudice to, and shall not affect, any and all rights to damages that any Party may have hereunder or otherwise under applicable Law.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Parties in Interest. Except as provided in Section 6.9, Section 11.13 and in this Section 11.1, nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the Parties or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

Section 11.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign (by contract, stock sale, operation of Law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the express prior written consent of the other Parties, and any attempted assignment, without such consent, shall be null and void.

Section 11.3 Notices. All notices and other communications required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile transmission (with acknowledgment received), charges prepaid and addressed to the intended recipient as follows, or to such other addresses or numbers as may be specified by a Party from time to time by like notice to the other Parties:

If to Parent or Seller:	Veolia Environmental Services North America Corp.
200 E. Randolph Street, Suite 7900
Chicago, Illinois 60601
Attn.: General Counsel
Facsimile: (312) 552-2866
E-mail: michael.slattery@veoliaes.com

with copies to:	Veolia Propreté
169 avenue Georges Clémenceau
92735 Nanterre Cedex,
France
Attn.: General Counsel
Facsimile: +33 1 71 75 06 86
E-mail: bruno.masson@veolia.com

and

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Jones Day
77 West Wacker Drive
Chicago, Illinois 60601
Attn.: Elizabeth C. Kitslaar
Facsimile: (312) 782-8585
E-mail: ekitslaar@jonesday.com

If to Buyer:	Star Atlantic Waste Holdings II, L.P.
c/o Advanced Disposal Services, Inc.
7915 Baymeadows Way, Suite 300
Jacksonville, Florida 32256
Attn.: General Counsel
Facsimile: (904) 493-3041
E-mail: cmills@advanceddisposal.com

with a copy to:	Star Atlantic Waste Holdings II, L.P.
c/o Highstar Capital
277 Park Avenue, 45th Floor
New York, New York 10172
Attn.: General Counsel
Facsimile: (646) 857-8848
E-mail: scott.litman@highstarcapital.com

All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received when delivered by hand or transmitted by facsimile or electronic mail (with acknowledgment received), three (3) Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested or one (1) Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt.

Section 11.4 Amendments and Waivers. This Agreement may not be amended, supplemented or otherwise modified except in a written instrument executed by each of the Parties. No waiver by any of the Parties of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No waiver by any of the Parties of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the Party sought to be charged with such waiver. Notwithstanding anything to the contrary contained herein, Sections 11.13(a), 11.13(b) and this Section 11.4 (and any provision of this Agreement to the extent an amendment, modification, waiver or termination of such provision would modify the substance of Sections 11.13(a), 11.13(b) and this Section 11.4) may not be amended, modified, waived or terminated in a manner that impacts or is adverse in any respect to the Financing Source Parties without the prior written consent of the Financing Source Parties.

Section 11.5 Exhibits and Disclosure Schedule.

(a) All Exhibits, Annexes, Schedules and the Disclosure Schedule attached hereto are hereby incorporated herein by reference and made a part hereof. Any matter disclosed pursuant to any Section of or Schedule or Exhibit to this Agreement or the Disclosure Schedule (or any section of any Schedule or Exhibit to this Agreement or the Disclosure Schedule) shall be deemed to be an exception to such representations and to be disclosed with respect to all such other Sections of and Schedules and Exhibits to this Agreement and the Disclosure Schedule (and all sections of all

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Schedules and Exhibits to this Agreement and the Disclosure Schedule) to which the applicability of the disclosure is reasonably apparent on its face, notwithstanding the omission of a reference or cross-reference thereto.

(b) Neither the specification of any dollar amount in any representation nor the mere inclusion of any item in a Schedule or in the Disclosure Schedule as an exception to a representation or warranty shall be deemed an admission by a Party that such item represents an exception or material fact, event or circumstance or that such item would have a Material Adverse Effect on the Company Group or Buyer.

Section 11.6 Headings. The table of contents and section headings contained in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement or affect in any way the meaning or interpretation of this Agreement.

Section 11.7 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

Section 11.8 No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Agreement, Buyer acknowledges that none of Parent, Seller, or any of their Subsidiaries and Affiliates or any other Person makes any representation or warranty, express or implied, at law or in equity, with respect to the Company Group and Affiliates, the Shares or any of the assets or Liabilities of the Company Group and its Affiliates, or with respect to any other information provided to Buyer, whether on behalf of Parent, Seller, the Company or such other Persons, including as to the probable success or profitability of the Company Group after the Closing. Neither Parent, Seller, nor any other Person will have or be subject to any Liability or indemnification obligation to Buyer or any other Person resulting from the distribution to Buyer, or Buyer’s use of, any such information, including any information, document or material made available to Buyer as part of the Data Room or in any other form in expectation or contemplation of the transactions contemplated by this Agreement.

Section 11.9 Entire Agreement. This Agreement (including the Disclosure Schedule and the Exhibits, Annexes and Schedules hereto), the Transaction Documents and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede any prior understandings, negotiations, agreements, discussions or representations among the Parties of any nature, whether written or oral, to the extent they relate in any way to the subject matter hereof or thereof.

Section 11.10 Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be declared by any court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, all other provisions of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, illegal, void or unenforceable, shall nevertheless remain in full force and effect and will in no way be affected, impaired or invalidated thereby. Upon such determination that any provision, or the application of any such provision, is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

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Section 11.11 Expenses. Unless otherwise provided herein, each of Buyer and Seller agrees to pay, without right of reimbursement from the other, all costs and expenses incurred by it in connection with the process leading to the execution of this Agreement, the negotiations and preparations of this Agreement and the performance of its obligations hereunder, including, without limitation, the fees and disbursements of counsel, accountants, financial advisors, experts and consultants employed by the respective Parties in connection with the transactions contemplated hereby, whether or not the transactions contemplated by this Agreement are consummated. Buyer shall be obligated to pay any and all costs of any audit of any member of the Company Group as may be required to enable Buyer to obtain any financing or complete and file any filing by Buyer or an Affiliate of Buyer with any Governmental Authority or otherwise. Notwithstanding anything to the contrary in this Agreement, the provisions and covenants of this Section 11.11 will survive the Closing and will remain in force indefinitely.

Section 11.12 Governing Law. This Agreement and all claims arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by the Laws of the State of Delaware, without regard to the conflicts of law principles that would result in the application of any Law other than the Law of the State of Delaware.

Section 11.13 Consent to Jurisdiction; Waiver of Jury Trial.

(a) Each of the Parties irrevocably submits to the exclusive jurisdiction of (i) state courts of the State of New York sitting in New York County and (ii) the United States District Court for the Southern District of New York for the purposes of any suit, Action or other proceeding arising out of or relating to this Agreement or any transaction contemplated hereby (and agrees not to commence any Action, suit or proceeding relating hereto except in such courts). Each of the Parties agrees that it will not bring or support any Action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise, against the Financing Source Parties in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the Debt Financing Commitments or the performance thereof, in any forum other than the state courts of the State of New York sitting in New York County, or, if under applicable Law exclusive jurisdiction is vested in the Federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof). Each of the Parties further agrees that service of any process, summons, notice or document hand delivered or sent by U.S. registered mail to such Party’s respective address set forth in Section 11.3 will be effective service of process for any Action, suit or proceeding in Delaware or New York with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentences. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any Action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, including any dispute arising out of or relating in any way to the Debt Financing Commitments or the performance thereof, in (i) state courts of the State of New York sitting in New York County or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, each Party agrees that a final judgment in any Action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment in any jurisdiction or in any other manner provided in law or in equity.

(b) EACH OF THE PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE

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ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF, OR ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) AGAINST ANY FINANCING SOURCE PARTIES OR THEIR AFFILIATES.

(c) The Financing Source Parties shall be third-party beneficiaries of, and shall be entitled to rely on and enforce, the provisions of this Section 11.13.

Section 11.14 Specific Performance. Notwithstanding anything to the contrary contained herein, the Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and it is accordingly agreed that the Parties shall be entitled to an Injunction or Injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.

Section 11.15 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Any facsimile or electronically transmitted copies hereof or signature hereon shall, for all purposes, be deemed originals.

Section 11.16 Waiver of Conflicts. Recognizing that Jones Day, Cleary Gottlieb Steen & Hamilton LLP, Baker & McKenzie LLP, Crowell & Moring LLP, and Burr & Forman LLP have acted as legal counsel to Parent, Seller, their Affiliates and the Company Group prior to the Closing, and that Jones Day, Cleary Gottlieb Steen & Hamilton LLP, Baker & McKenzie LLP, Crowell & Moring LLP, and Burr & Forman LLP intend to act as legal counsel to Parent, Seller and their Affiliates (which will no longer include the Company Group) after the Closing, each of Buyer and the members of the Company Group hereby waives, on its own behalf and agrees to cause its Affiliates to waive, any conflicts that may arise in connection with Jones Day, Cleary Gottlieb Steen & Hamilton LLP, Baker & McKenzie LLP, Crowell & Moring LLP, or Burr & Forman LLP representing Parent, Seller, and/or their Affiliates after the Closing as such representation may relate to Buyer, any member of the Company Group or the transactions contemplated herein. In addition, all communications involving attorney-client confidences between Parent, Seller, their Affiliates or any member of the Company Group and Jones Day, Cleary Gottlieb Steen & Hamilton LLP, Baker & McKenzie LLP, Crowell & Moring LLP, or Burr & Forman LLP in the course of the negotiation, documentation and consummation of the transactions contemplated hereby shall be deemed to be attorney-client confidences that belong solely to Parent, Seller, and their Affiliates (and not the Company Group). Accordingly, the Company Group shall not have access to any such communications, or to the files of Jones Day, Cleary Gottlieb Steen & Hamilton LLP, Baker & McKenzie LLP, Crowell & Moring LLP, or Burr & Forman LLP relating to such engagement, whether or not the Closing shall have occurred. Without limiting the generality of the foregoing, upon and after the Closing, (i) Parent, Seller, and their Affiliates (and not the Company Group) shall be the sole holders of the attorney-client privilege with respect to such engagement, and no member of the Company Group shall be a holder thereof, (ii) to the extent that files of Jones Day, Cleary Gottlieb Steen & Hamilton LLP, Baker & McKenzie LLP, Crowell & Moring LLP, or Burr & Forman LLP in respect of such engagement constitute property of the client, only Parent, Seller, and their Affiliates (and not the Company Group) shall hold such property rights and (iii) Jones Day, Cleary Gottlieb Steen & Hamilton LLP, Baker & McKenzie LLP, Crowell & Moring LLP, and Burr & Forman LLP shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to any member of the Company Group by reason of any attorney-client relationship between Jones Day, Cleary Gottlieb Steen & Hamilton LLP, Baker & McKenzie LLP, Crowell & Moring LLP, and Burr & Forman LLP, on the one hand, and any member of the Company Group, on the other hand.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

VEOLIA ENVIRONMENTAL SERVICES NORTH AMERICA CORP.

By:
Name:	Jérôme Le Conte
Title:	Authorized Representative

[Signature Page to Share Purchase Agreement]

VES SOLID WASTE HOLDING, LLC

By:
Name:	Jérôme Le Conte
Title:	Authorized Representative

[Signature Page to Share Purchase Agreement]

STAR ATLANTIC WASTE HOLDINGS II, L.P.

By:	STAR ATLANTIC GP, INC.,
its General Partner

By:
	Name:	Chris Beall
	Title:	Authorized Signatory

[Signature Page to Share Purchase Agreement]

Annex I

Special Tax Provisions

Section 1 Tax Indemnification.

(a) From and after the Closing Date, Parent and Seller shall indemnify and defend Buyer, its Affiliates and each member of the Company Group (each, a “Tax Indemnified Buyer Party” and collectively, the “Tax Indemnified Buyer Parties”) against and hold the Tax Indemnified Buyer Parties harmless from any and all of the following Taxes and related Damages (in each case, whether imposed, assessed, due or otherwise payable directly, as a successor or transferee, jointly and/or severally, pursuant to a contract or other agreement entered (or assumed) by any member of the Company Group on or prior to the Closing Date, or for any other reason) actually incurred (each a “Tax Loss” and collectively, the “Tax Losses”), subject to the limitations in Section 9.3(f) of the Agreement, in respect of: (i) Taxes of any member of the Company Group attributable to taxable periods ending on or before the Closing Date or allocable under Section 5 of this Annex I to the portion of any Straddle Period ending on the Closing Date (“Pre-Closing Taxes”, and such periods (and portions thereof), collectively, the “Pre-Closing Taxable Period”); (ii) Taxes of any member of an affiliated, consolidated, combined or unitary group of which any member of the Company Group is or was a member on or prior to the Closing Date (including the Affiliated Group), including such Taxes that any member of the Company Group is liable for under Treas. Reg. § 1.1502-6 or comparable provision of foreign, state or local Law; (iii) Taxes resulting from (A) a breach of a representation or warranty contained in Section 3.8 (Tax Matters) (in each case construed as if they were not qualified by “knowledge,” “material,” “material adverse effect” or similar language) or (B) a breach of a covenant or other agreement of the Seller contained in this Annex I or Section 6.1(a)(ii)(N); (iv) Seller’s allocable share of all Transfer Taxes as determined under Section 8 of this Annex I; (v) Taxes resulting from any loss, reduction, disallowance, or unavailability (in whole or in part) of any refund (whether as cash or a credit or offset against Taxes otherwise payable) that (A) was included in the computation of Net Working Capital or Net Company Debt as finally determined or (B) gave rise to a payment to, or for the benefit of Seller under Section 6 of this Annex I; (vi) Taxes resulting from the Pre-Closing Transactions; and (vii) Taxes incurred by Buyer, or any of its Affiliates with respect to any income of any member of the Company Group that is a “controlled foreign corporation” or partnership for U.S. federal Income Tax purposes which was realized in its year including the Closing Date, but is attributable to the portion of such year that ends on the Closing Date (computed assuming each member of the Company Group had a year that ended as of the end of the Closing Date); provided, however, that Parent and Seller shall not be liable for (x) any Taxes to the extent reserved for as an Included Current Liability in the computation of Net Working Capital, as finally determined (or in the case of Income Taxes, to the extent included in the computation of Net Company Debt, as finally determined); (y) any Taxes imposed on any member of the Company Group as a result of transactions occurring on the Closing Date that are outside the ordinary course of business and not contemplated by this Agreement and properly allocable (based on, among other relevant factors, factors set forth in Treas. Reg. § 1.1502-76(b)(1)(ii)(B)) to the portion of the Closing Date after the Closing; or (z) any interest or penalties imposed or assessed, or Tax Losses incurred, to the extent attributable to Buyer’s late filing or lack of cooperation as required by Section 3(c) of this Annex I that causes late filing by Parent or Seller of any Tax Return of a member of the Company Group due after the Closing Date (after taking into account all appropriately requested extensions made by Parent, Seller or a member of the Company Group prior to the Closing Date) or late payment of any Taxes shown as due on such Tax Return (unless such late filing or payment is attributable to a breach of a covenant by Seller or Parent or representation or warranty with respect to any member of the Company Group by the Seller or Parent).

(b) From and after the Closing Date, Buyer shall indemnify and defend Parent, Seller, and their Affiliates, and hold them harmless against the following Taxes: (i) Taxes of any member of the Company Group for a taxable period, or portion of the Straddle Period for which Buyer is responsible pursuant to Section 5 of this Annex I, (other than to the extent such Taxes are to be paid or otherwise indemnified by Parent of Seller under Section 1(a) of this Annex I); (ii) Buyer’s allocable share of all Transfer Taxes as determined under Section 8 of this Annex I; (iii) Taxes as a result of transaction occurring on the Closing Date that are outside of the ordinary course of business and not contemplated by this Agreement and properly allocable (based on, among other relevant factors, factors set forth in Treas. Reg. § 1.1502-76(b)(1)(ii)(B)) to the portion of the Closing Date after the Closing; (iv) Taxes to the extent reserved for as an Included Current Liability in the computation of the Net Working Capital, as finally determined (or in the case of Income Taxes, included in the computation of Net Company Debt, as finally determined); and (v) any interest or penalties imposed or assessed, or Tax Losses incurred, to the extent attributable to Buyer’s late filing or lack of cooperation as required by Section 3(c) of this Annex I that causes late filing by Parent or Seller of any Tax Return of any member of the Company Group due after the Closing Date (after taking into account all appropriately requested extensions made by Parent, Seller or member of the Company Group prior to the Closing Date) or a late payment of any Taxes shown as due on such Tax Return (other than to the extent such Taxes are to be indemnified by Parent or Seller under Section 1(a) of this Annex I).; provided, however, Buyer shall not have any obligation under any provision of this Annex I for any interest or penalties imposed or assessed, or Tax Losses incurred, to the extent attributable to Parent, Seller, or any of their Affiliates late filing of any Tax Return or late payment of any Taxes shown as due on such Tax Return, other than as a result of a lack of cooperation by Buyer as required by Section 3(c) of this Annex I.

Section 2 Tax Indemnification Procedures.

(a) After the Closing, Buyer shall promptly (and in any event within sixteen (16) calendar days) notify Seller in writing of any demand, claim or notice of the commencement of an audit received by Buyer from any Governmental Authority or any other Person with respect to Taxes for which Parent or Seller may be liable pursuant to Section 1 of this Annex I; provided, however, that a failure to give such notice will not affect Buyer’s rights to indemnification under this Annex I, except to the extent that the failure to notify Seller adversely affects Parent, Seller, or their ability to adequately defend a Contest (as defined in Section 3 of this Annex I) in respect of such Taxes.

(b) Payment by an indemnitor of any amount due to an indemnitee under this Annex I shall be made within twenty (20) days following written notice by the indemnitee that payment of such amounts to the appropriate Governmental Authority or other applicable third party is due by the indemnitee, provided that the indemnitor shall not be required to make any payment earlier than five (5) Business Days before it is due to the appropriate Governmental Authority (whether in connection with a Tax Return or the imposition or assessment by the Governmental Authority) or applicable third party (for this purpose, Taxes shall be due to a Governmental Authority if the Taxes are being contested but as part of contesting such Tax, it is required, or it is decided by Seller as part of controlling a relevant Contest (or if agreed to by Seller (which shall not be unreasonably withheld, delayed or conditioned), if the Contest is being controlled by Buyer) to pay (in whole or in part) the subject Taxes prior to, or during, the course of such Contest). In the case of a Tax that is contested in accordance with the provisions of Section 3 of this Annex and for which payment is stayed until a date no earlier than the date of a “final determination,” payment of such contested Tax will not be considered due earlier than the date a “final determination” to such effect is made by such Tax authority or a court. For this purpose, a “final determination” shall include a settlement, compromise, or other agreement with the relevant Tax authority, whether contained in an Internal Revenue Service Form 870 or other comparable form or otherwise, or other document or agreement, such as a closing agreement with the relevant Tax authority, an agreement contained in Internal Revenue Service Form 870-AD or other comparable form, an agreement or other document that constitutes a “determination” under Section 1313(a) of the Code, a deficiency notice with respect to which the period for filing a petition with the Tax authority or a court or the relevant state, local or foreign tribunal has expired or a decision of any court of competent jurisdiction that is not subject to appeal or as to which the time for appeal has expired.

Section 3 Tax Audits and Contests; Cooperation.

(a) Parent and Seller shall have the right to settle and control the conduct, through counsel of its own choosing at its own expense, of any audit or administrative, judicial or other proceeding involving any asserted Tax liability or refund with respect to any member of the Company Group (any such audit or proceeding relating to an asserted Tax liability referred to herein as a “Contest”) relating to any taxable period ending on or prior to the Closing Date; provided, however, to the extent the Contest does not relate to an Affiliated Group Tax Return, Buyer shall have the right to participate, at their own expense, in such Contest (and Seller shall keep Buyer reasonably informed of the progress of such Contest and shall consult with Buyer before taking any significant action in connection therewith). Parent and Seller shall not settle or compromise any such Contest in a manner which adversely affects the Tax liability of Buyer or the Company Group (to the extent Buyer or the Company Group may be required to make any payment for such Tax liability that is not fully indemnified by Parent and Seller) without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed. Parent and Seller may decline to control any such Contest by providing Buyer with a written notice of such decision, provided that such decision shall not impact Parent’s or Seller’s obligation for any Tax Losses with respect to such Contest. Notwithstanding the foregoing, if any Contest relates to an Affiliated Group Tax Return, Parent and Seller shall have the sole right to control and settle such Contest, provided, Parent and Seller shall keep Buyer reasonably informed to the extent such Contest relates to Taxes or Tax matters of any member of the Company Group.

(b) In the case of a Contest that relates to a Straddle Period (as defined in Section 5 of this Annex I), Buyer shall control the conduct of such Contest, but Parent and Seller shall have the right to participate in such Contest at Parent’s and Seller’s own expense. With respect to a Contest that relates to a Straddle Period controlled by Buyer, neither Buyer nor the Company shall settle or compromise any such Contest to the extent it would result in a Tax that Parent or Seller is obligated to pay or indemnify for under this Annex I without the prior written consent of Parent and Seller, which consent shall not be unreasonably withheld, conditioned or delayed.

(c) Buyer, the Company, Parent and Seller shall (and shall cause their respective Affiliates to) (i) assist in the preparation and timely filing of any Tax Return of the Affiliated Group or any member of the Company Group; (ii) reasonably assist in any audit or other legal proceeding with respect to Taxes or Tax Returns of the Affiliated Group or any member of the Company Group (whether or not a Contest); (iii) make available any information, records, or other documents relating to any Taxes or Tax Returns of the Affiliated Group or of any member of the Company Group; (iv) provide any information necessary or reasonably requested to allow Buyer or any member of the Company Group to comply with any information reporting or withholding requirements contained in the Code or other applicable Laws; and (v) reasonably make available, upon request and during mutually convenient normal business hours, personnel with knowledge relevant to any Tax matter or contest involving the Affiliated Group or any member of the Company Group.

(d) Each of the Parties shall (a) use its reasonable best efforts to properly retain and maintain the tax and accounting records of and relating to the Company and its Subsidiaries that relate to Pre-Closing Taxes until the later of (i) the expiration of the statute of limitations for the taxable periods to which such Tax Returns and other documents relate, without regard to extensions, and (ii) six (6) years following the due date (including allowed extensions) for such Tax Returns and shall thereafter provide each other with written notice prior to any destruction, abandonment or disposition of all or any portions of such records, (b) transfer such records to Seller upon its written request prior to any such destruction, abandonment or disposition; and (c) allow the other Party and its Affiliates and their respective agents and representatives, at times and dates reasonably and mutually acceptable to the parties, to from time to time inspect and review such records as reasonably necessary for the filing of Tax Returns or the conduct of a Contest. Any information obtained under this Section 3(d) of this Annex I shall be kept confidential, except as may be otherwise necessary in connection with the filing of Tax Returns or in the conduct of a Contest.

(e) This Section 3 of this Annex I (and not Section 9.4) shall govern with respect to any Tax matters.

Section 4 Preparation of Tax Returns and Payment of Taxes.

(a) Seller, at its sole cost and expense, shall prepare and timely file (or have prepared and cause to be timely filed) all Tax Returns of any member of the Company Group due under applicable Law prior to the Closing Date and all Income Tax Returns (other than Straddle Period returns) of any member of the Company Group for any Pre-Closing Taxable Period that are required to be filed by applicable Law after the Closing Date. All Taxes indicated as due and payable on such Tax Returns shall be paid or will be paid by Seller as and when required by Law. Seller shall make available to Buyer for its review such Tax Returns, other than Affiliated Group Tax Returns, no later than fifteen (15) days prior to the filing of such Tax Returns. Such Tax Returns shall be prepared in accordance with existing procedures, practices, and accounting methods of the members of the Company Group.

(b) Except as provided in Section 4(a) of this Annex I, Buyer shall prepare and timely file (or cause to be prepared and timely filed) all Tax Returns that are required to be filed with respect to any member of the Company Group that are due after the Closing Date (including all Tax Returns for Straddle Periods) and shall, subject to Buyer’s and the Tax Indemnified Party’s right to indemnification for Tax Losses, remit any Taxes shown as due in respect of such Tax Returns. To the extent relating to a Pre-Closing Taxable Period, such Tax Returns shall be prepared on a basis consistent with existing procedures, practices, and accounting methods of the members of the Company, unless otherwise required by Law. Buyer shall deliver any Income Tax Return for a Straddle Period or any other Tax Return that is required under this Section 4(b) of this Annex I that shows a Tax that the Seller or Parent is required to pay or indemnify under this Annex I for Seller’s review as soon as reasonably practical but in any case at least fifteen (15) days prior to the date on which such return is required to be filed and Buyer shall incorporate any reasonable comments of Seller to such Tax Returns prior to filing.

(c) Unless required by Law or a determination of a Governmental Authority that is final, neither Buyer nor any of its Affiliates shall (or shall cause or permit any member of the Company Group), without the prior written consent of Seller, which shall not be unreasonably withheld, conditioned or delayed, take any action (including, without limitation, making or changing any Tax election of or with respect to any member of the Company Group that is attributable to any Pre-Closing Tax Period or Straddle Period, amending, re-filing or otherwise modifying (or granting an extension of any applicable statute of limitations with respect to any Pre-Closing Tax Period or Straddle Period) any Tax Return of any member of the Company Group that relates or is attributable to any Pre-Closing Tax Period or Straddle Period) that could result in any increased Tax liability of any member of the Company Group (or Seller or any of its Affiliates) or a reduction in any Tax asset in respect of a Pre-Closing Tax Period or Straddle Period.

(d) Unless otherwise required by Law, Parent and Seller agree that none of the Employee Stay Bonuses payments have accrued for Income Tax purposes as of the Closing Date, and neither Parent nor Seller shall (and neither Parent nor Seller shall allow any member of the Affiliated Group to) claim any deductions for Income Tax purposes with respect to the Employee Stay Bonuses.

Section 5 Straddle Periods.

For purposes of this Agreement, in the case of any Taxes of any member of the Company Group that are payable with respect to any taxable period that begins before or on and ends after the Closing Date (a “Straddle Period”), the portion of any such Taxes that constitutes Pre-Closing Taxes shall (i) in the case of Taxes that are either (x) based upon or related to income or receipts, or (y) imposed in connection with any sale, purchase, transfer or assignment or any deemed sale, purchase, transfer or assignment of property (real or personal, tangible or intangible) including withholding Taxes, be deemed equal to the amount that would be payable if the Tax year or period ended on the Closing Date; and (ii) in the case of Taxes other than those described in clause (i) above, be deemed to be the amount of such Taxes for the entire Straddle Period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding Tax period) multiplied by a fraction the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period; provided that Buyer shall pay the amount of Taxes of any member of the Company Group that are incurred solely as a result of any transactions relating to the Company and its Subsidiaries undertaken subsequent to the Closing Date that are not in the ordinary course of business and are not contemplated by this Agreement and which are properly allocable (based on, among other relevant factors, factors set forth in Treas. Reg. § 1.1502-76(b)(1)(ii)(B)) to the portion of the Closing Date after the Closing. For purposes of clause (i) of the preceding sentence, any exemption, deduction, credit or other item (including, without limitation, the effect of any graduated rates of tax) that is calculated on an annual basis shall be allocated to the portion of the Straddle Period ending on the Closing Date on a pro rata basis determined by multiplying the total amount of such item allocated to the Straddle Period times a fraction, the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period. The parties hereto will, to the extent permitted by applicable law, elect with the relevant Tax authority to treat a portion of any Straddle Period as a short taxable period ending as of the close of business on the Closing Date.

Section 6 Refunds.

(a) Subject to Section 6(c) of this Annex I, all refunds of Taxes of any member of the Company Group for any Pre-Closing Taxable Period (or portion of a Straddle Period ending on the Closing Date as determined in accordance with the same principles provided for in Section 5 of this Annex I) (whether in the form of cash received from the applicable Governmental Authority or a direct credit against Taxes otherwise payable for any taxable period beginning on the day immediately after the Closing Date (or portion of a Straddle Period beginning on the day immediately after the Closing Date) shall be for the benefit of Seller. Buyer shall cooperate with Seller to claim any refunds that may give rise to payment to Seller under this Section 6 of Annex I, including, to the extent requested by Seller, by filing claims for such refunds. For purposes of this Section 6(a) of this Annex I, to the extent the reserve for Tax liabilities that was included in the computation of Net Working Capital or Net Company Debt as finally determined is in excess of the Taxes actually payable by a member of the Company Group following the Closing for a Pre-Closing Tax Period (or portion of a Straddle Period ending on the Closing Date as determined under Section 5 of this Annex I), such excess shall be treated as a refund received on the date the Tax Return of the Company Group is filed showing the reduced Taxes; provided, however, that to the extent such excess is paid to Seller in accordance with this Section 6 of this Annex I, the amount of the Taxes included in the computation of the Net Working Capital or Net Company Debt, as finally determined, for purposes of Section 1 of this Annex I shall be reduced by the amount of such payment.

(b) To the extent Buyer or any member of the Company Group receives a refund that is for the benefit of Seller, Buyer shall pay to Seller the amount of such refund (without interest other than interest received from the Governmental Authority), net of any Taxes (including withholding Taxes and Income Taxes that would be imposed on the immediate repatriation of cash equal to the amount of any refund received by a member of the Company Group not organized under the Laws of the United States to the United States) and any reasonable out-of-pocket expenses that Buyer or any member of the Company Group or any of its Affiliates incur with respect to such refund (and related interest). The net amount due to Seller shall be payable ten (10) days after receipt of the refund from the applicable Governmental Authority (or, if the refund is in the form of direct credit, ten (10) days after filing the Tax Return claiming such credit).

(c) Nothing in this Section 6 of this Annex I shall require Buyer to make any payment with respect to any refund for a Tax (and such refunds shall be for the benefit of Buyer, Company, and its Subsidiaries) that is with respect to (i) any refund of Tax that is the result of the carrying back of any net operating loss or other Tax attribute or Tax credit incurred in a taxable period beginning on the day immediately after the Closing Date (or portion of any Straddle Period beginning on the day immediately after the Closing Date); (ii) any refund of Tax attributable to taxable years or periods beginning after the Closing Date to the extent Seller has not indemnified Buyer, Company, or the applicable Subsidiary for such Taxes; (iii) any refund for Tax that is reflected as an Included Current Asset on the Net Working Capital, as finally determined, or included in the computation of Net Company Debt, as finally determined; (iv) any refund for Tax that gives rise to a payment obligation by any member of the Company Group to any Person under applicable Law or pursuant to a provision of a contract or other agreement entered (or assumed) by any member of the Company Group on or prior to the Closing Date; or (v) any refund of Buyer’s allocable share of any Transfer Taxes as determined under Section 8 of this Annex I.

(d) All refunds of Taxes of any member of the Company Group to the extent they do not give rise to a payment to Seller under this Section 6 of Annex I and all refunds for Taxes that Buyer has indemnified for under Section 1(b) of Annex I shall be for the sole benefit of Buyer. To the extent Seller or Parent receives a refund of any Tax that is for the benefit of Buyer, Parent and Seller shall pay to Buyer the amount of such refund (without interest other than interest received from a Governmental Authority), net of any Taxes or any reasonable out of pocket expenses that Seller or Parent incur with respect to such refund (or interest). The net amount due to Buyer shall be payable ten (10) days after receipt of the refund from the applicable Governmental Authority (or, if the refund is in the form of direct credit, ten (10) days after filing the Tax Return claiming such credit).

Section 7 Tax Treatment of Indemnity Payments. Unless otherwise required by applicable Law, the parties shall treat any indemnity payment made under this Agreement as an adjustment to the Purchase Price for purposes of all Taxes, and the parties agree to file their Tax Returns accordingly.

Section 8 Transfer Taxes. All Transfer Taxes (and refunds thereof) shall be paid fifty percent (50%) by Buyer and fifty percent (50%) by Seller. Seller and Buyer and their respective Affiliates shall cooperate in timely filing all Tax Returns as may be required in connection with the payment of such Transfer Taxes and shall, as appropriate, execute and deliver all instruments and certificates reasonably necessary to enable the other parties to comply with any filing requirements and Laws relating to any such Transfer Taxes.

Section 9 Termination of Tax Allocation Agreements. Any and all Tax allocation, Tax sharing, Tax indemnity or other agreements or arrangements relating to Tax matters, between the Company or any of its Subsidiaries, on the one hand, and Parent, Seller, or any of their Affiliates or any other Person, on the other hand, shall be terminated as to any member of the Company Group prior to the Closing Date and, from and after the Closing Date, no member of the Company Group shall be obligated to make any payment pursuant to, or otherwise bound by, any such agreement or arrangement. Nothing in this Section 9 of Annex I or in the Agreement shall prohibit any member of the Company Group from making any payments prior to the Closing Date pursuant to any Tax sharing, Tax indemnity or other agreements or arrangements relating to Tax matters to the extent such payments reduce the cash and cash equivalents for purposes of computing Net Company Debt, or suspend the effectiveness thereof.

Section 10 Carrybacks. Following the Closing Date, Buyer and the Company shall, to the extent permissible under applicable Law, waive the right to, and shall not, carry back any Income Tax losses, credits or similar items attributable to a member of the Company Group from a taxable period (or portion thereof) beginning after the Closing Date to a taxable year that ends on the Closing Date, except with the prior written consent of Seller.

Section 11 Survival; Limitations.

(a) The obligation to pay or indemnity for Taxes in Section 1 of this Annex I, including Parent’s or Seller’s obligation to pay or indemnify for a Tax as a result of a breach of a representation or warranty in Section 3.8 (Tax Matters), shall survive the Closing and continue in full force and effect until forty-five (45) days following the expiration of the statute of limitations on assessment of the relevant Tax; provided, however, (i) to the extent the Tax is with respect to a contract, such indemnity obligation shall survive for a period that is not less than forty-five (45) days after the obligation to pay or indemnify for such Tax expires pursuant to the terms of the relevant contract and (ii) to the extent the Tax is with respect to an Affiliated Group, the obligation shall survive for a period that is not less than forty-five (45) days after the statute of limitations for collection of such Tax from any Acquired Company expires. All other obligations under this Annex I shall survive until fully performed.

(b) None of the limitations in Article IX (except as set forth in Section 9.3(f)) shall apply to any claims for Tax Losses under this Annex I.

Section 12 Confidentiality. Notwithstanding anything to the contrary in this Annex I, none of Buyer, Parent nor Seller, nor any of their respective Affiliates shall be required to make available to the other party any federal or state consolidated, combined or unitary income Tax Return that includes entities other than the Company and its Subsidiaries. If any of Buyer, Parent or Seller is required to provide any information contained in a Tax Return described in the immediately preceding sentence, the relevant information shall be provided in such format (including pro formas) as may be deemed appropriate by the party required to provide such information acting in good faith.

SCHEDULES TO THE
SHARE PURCHASE AGREEMENT
by and among
VEOLIA ENVIRONMENTAL SERVICES NORTH AMERICA CORP.,
VES SOLID WASTE HOLDING LLC,
and
STAR ATLANTIC WASTE HOLDINGS II, L.P.

INTRODUCTION TO SCHEDULE
This Schedule is being delivered by VES Solid Waste Holding LLC, a Delaware limited liability company (“Seller”) and Veolia Environmental Services North America Corp., a Delaware corporation (“Parent”), pursuant to that certain Purchase Agreement, dated as of July 18, 2012 (the “Agreement”), by and among Seller, Parent, Star Atlantic Waste Holdings II, L.P., a Delaware limited partnership (“Buyer”). Capitalized terms used herein shall have the meanings set forth in the Agreement unless otherwise defined herein.
This Schedule is qualified in its entirety by reference to the Agreement and is not intended to constitute, and shall not be construed as constituting, representations, warranties, covenants or agreements of Sellers, except as and to the extent provided in the Agreement. Items disclosed on one section of this Schedule shall be deemed constructively disclosed or listed in all other sections of this Schedule to the extent it is reasonably apparent that such disclosure is applicable to such other sections of this Schedule. Any references in this Schedule to the enforceability of agreements with third parties, the existence or non-existence of third-party rights, the absence of breaches or defaults by third parties or similar matters or statements, are intended only to allocate rights and risks among the Parties and are not intended to be admissions against interests, give rise to any inference or proof of accuracy, be admissible against any party to the Agreement by any Person who is not a party to the Agreement, constitute an admission to any third party of any liability of any Company Group member to any third party, or give rise to any claim or benefit to any Person who is not a party to the Agreement. The fact that any item of information is contained in this Schedule shall not be construed as an admission of liability under any applicable Law, or to mean that such information is required to be disclosed in or by the Agreement or this Schedule, or to mean that such information is material, or to mean that any member of the Company Group has had a Material Adverse Effect. Such information shall not be used as a basis for interpreting the term “material,” “materially,” “materiality” or any similar qualification in the Agreement. No reference in this Schedule shall be construed to broaden the scope of any representation or warranty set forth in the Agreement.
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INDEX OF SCHEDULE

SCHEDULE 1.1.LTCC	—	SHORT-TERM LTCC SPENDING
SCHEDULE 1.1.JV	—	JOINT VENTURE COMPANIES
SCHEDULE 2.2(b)	—	ILLUSTRATION OF CALCULATION OF NET COMPANY DEBT
SCHEDULE 2.2(c)	—	ILLUSTRATION OF CALCULATION OF NET WORKING CAPITAL
SCHEDULE 2.2(d)	—	INTERCOMPANY DEBT STATEMENT
SCHEDULE 3.2	—	NONCONTRAVENTION – COMPANY GROUP
SCHEDULE 3.3	—	TITLE TO SHARES
SCHEDULE 3.4(a)	—	SUBSIDIARIES – COMPANY
SCHEDULE 3.4(b)	—	CAPITALIZATION
SCHEDULE 3.4(c)	—	EQUITY CAPITALIZATION OF THE COMPANY
SCHEDULE 3.5	—	GOVERNMENT AUTHORIZATIONS– SELLER
SCHEDULE 3.6	—	FINANCIAL STATEMENTS
SCHEDULE 3.7	—	ABSENCE OF MATERIAL ADVERSE EFFECT
SCHEDULE 3.8	—	TAX MATTERS
SCHEDULE 3.9	—	REAL PROPERTY
SCHEDULE 3.10	—	INTELLECTUAL PROPERTY
SCHEDULE 3.11	—	ENVIRONMENTAL MATTERS
SCHEDULE 3.12	—	CONTRACTS
SCHEDULE 3.13(a)	—	INSURANCE
SCHEDULE 3.13(b)	—	WORKERS COMPENSATION
SCHEDULE 3.13(c)	—	LOSSES AND CLAIMS
SCHEDULE 3.14	—	LITIGATION
SCHEDULE 3.15(a)	—	EMPLOYEE MATTERS
SCHEDULE 3.15(e)	—	MULTIEMPLOYER PLANS
SCHEDULE 3.15(g)	—	ERISA
SCHEDULE 3.15(i)	—	SEVERANCE AND BONUS PAYMENTS
SCHEDULE 3.15(j)	—	COLLECTIVE BARGAINING
SCHEDULE 3.15(m)	—	CODE SECTION 4999 TAX GROSS-UP AGREEMENTS
SCHEDULE 3.15(o)	—	BUSINESS EMPLOYEES WITHOUT NONCOMPETITION AGREEMENTS
SCHEDULE 3.16	—	LEGAL COMPLIANCE
SCHEDULE 3.18	—	BROKERS' FEES – COMPANY GROUP
SCHEDULE 3.19	—	BANK ACCOUNTS
SCHEDULE 3.20	—	ELECTRIC ENERGY FACILITIES
SCHEDULE 4.3	—	NONCONTRAVENTION – PARENT AND SELLER
SCHEDULE 4.5	—	BROKERS' FEES – PARENT AND SELLER
SCHEDULE 6.1(a)	—	CONDUCT OF THE COMPANY
SCHEDULE 6.13	—	NAMES FOLLOWING CLOSING
SCHEDULE 6.14(b)	—	SHARED CONTRACTS
SCHEDULE 6.16	—	NON-COMPANY GROUP EMPLOYEES
SCHEDULE 6.17(a)	—	COMPANY FINANCIAL ASSURANCE INSTRUMENTS AND SELLER CREDIT SUPPORT OBLIGATIONS
SCHEDULE 6.20	—	EQUIPMENT LEASES
SCHEDULE 6.21	—	PRE-CLOSING TRANSACTIONS
SCHEDULE 6.22	—	IT ASSETS

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EXHIBIT INDEX

EXHIBIT 1.1.LTCC	—	SHORT-TERM LTCC SPENDING
EXHIBIT 2.2(b)	—	NET COMPANY DEBT
EXHIBIT 2.2(c)	—	NET WORKING CAPITAL
EXHIBIT 2.2(d)	—	NET INTERCOMPANY DEBT
EXHIBIT 3.6-1	—	2011 AUDITED FINANCIAL STATEMENTS
EXHIBIT 3.6-2	—	2010 AUDITED FINANCIAL STATEMENTS
EXHIBIT 3.6-3	—	2009 AUDITED FINANCIAL STATEMENTS
EXHIBIT 3.6-4	—	INTERIM FINANCIAL STATEMENTS
EXHIBIT 3.6-5	—	PAYMENT HISTORY
EXHIBIT 3.6-6	—	RESTATED INTERIM FINANCIAL STATEMENTS
EXHIBIT 3.9-1	—	MATERIAL OWNED REAL PROPERTY
EXHIBIT 3.9-2	—	TITLE COMMITMENTS
EXHIBIT 3.9-3	—	LEASED PROPERTY (COMPANY GROUP MEMBERS AS LESSEE)
EXHIBIT 3.9-4	—	LEASED PROPERTY (COMPANY GROUP MEMBERS AS LESSOR)
EXHIBIT 3.10	—	TRADEMARKS
EXHIBIT 3.11-1	—	GOLDER REPORT
EXHIBIT 3.11-2	—	CORNERSTONE ENVIRONMENTAL GROUP REPORTS
EXHIBIT 3.11-3	—	ENVIRONMENTAL LIABILITY/SUMMARY
EXHIBIT 3.13(a)	—	INSURANCE POLICIES
EXHIBIT 3.13(b)	—	BASIC CLAIM LISTING
EXHIBIT 3.13(c)	—	SUMMARY CLAIM LIST
EXHIBIT 3.14	—	LITIGATION
EXHIBIT 3.19	—	BANK ACCOUNTS
EXHIBIT 6.13-1	—	VEOLIA AND VEOLIA ENVIRONNEMENT TRADEMARKS
EXHIBIT 6.13-2	—	CYCLOTRUCK TRADEMARK
EXHIBIT 6.13-3	—	ONYX TRADEMARK
EXHIBIT 6.16	—	NON-COMPANY GROUP EMPLOYEES
EXHIBIT 6.17(a)-1	—	LETTERS OF CREDIT BONDS
EXHIBIT 6.17(a)-2	—	BONDS
EXHIBIT 6.17(a)-3	—	STANDBY TRUST AGREEMENTS
EXHIBIT 6.23	—	IT ASSETS

4

SCHEDULE 1.1.LTCC
SHORT-TERM LTCC SPENDING
Short-Term LTCC Spending is set forth on Exhibit 1.1.LTCC attached hereto.
5

Exhibit 1.1.LTCC

Short term LTCC Spending assuming a 2012 closing date	Formula	Agreed amount
2012E landfill LTCC spending	A	$16.9
2013E landfill LTCC spending	B	14.1
(Days between first anniversary closing date and 12/31/2012)/365	C	
Pro rated 2013E landfill LTCC spending (B * C)	D	
Aggregate spending from 1/1/2012 until closing date per GL accounts 281050 and 282050	E	
Next 12 months of LTCC spending	A+D-E	

Short term LTCC Spending assuming a 2013 closing date		Agreed amount
2012E landfill LTCC spending	A	$16.9
2013E landfill LTCC spending	B	14.1
2014E landfill LTCC spending	C	6.0
(Days between first anniversary closing date and 12/31/2013)/365	D	
Pro rated 2014E landfill LTCC spending (C * D)	E	
Aggregate spending from 1/1/2012 until closing date per GL accounts 281050 and 282050	F	
Next 12 months of LTCC spending	A+B+E-F

SCHEDULE 1.1.JV
JOINT VENTURE COMPANIES
1. Urban Sanitation Ltd., a Bahamian company limited by shares.
2. Sanitation Services Company Ltd., a Bahamian company limited by shares.
7

SCHEDULE 2.2(b)
ILLUSTRATION OF CALCULATION OF NET COMPANY DEBT
Net Company Debt is set forth on Exhibit 2.2(b) attached hereto.
8

Exhibit 2.2(b)

Net Company Debt
$’000 31 Dec-11
Intercompany Debt Payables (502,531)
Indebtedness for borrowed money -
Current and long-term portions of the amounts payable under the Taylor County Land Lease (3,126)
Company debt (505,658)
Adjustments to Net Debt
Intercompany Debt Receivables 117,947
Cash and Cash Equivalents 4,316
Buyout Cost payable upon termination of the Equipment Leases (1) (28,291)
Employee Stay Bonuses (1) (2) (9,057)
Tax on employee stay bonuses (1) 2,717
Short-Term LTCC Spending (3) (16,900)
Company Group Income Tax Receivable / (Accrual) 210
Branding fees (2,048)
Acquisition holdback (1,105)
Accrued capex (9,962)
Net Company Debt (447,831)
(1) Estimated cost at time of closing
(2) Amount at closing should also include employer portion of all social security, Medicare, unemployment and other similar taxes
(3) Illustrative value based on 2012 agreed amount per Schedule 1.1.LTCC

SCHEDULE 2.2(c)
ILLUSTRATION OF CALCULATION OF NET WORKING CAPITAL
Net Working Capital is set forth on Exhibit 2.2(c) attached hereto.
10

Exhibit 2.2(c)

Reported and Adjusted Working Capital as at 31 December 2011
Working Capital Adjustments
Unaudited USD’000 NWC Reported Cash Def. inc taxes Group tax pay. Inc. tax Pay CP of LTC&C Acc. int due to aff. Taylor Cty lease Branding fees CP of Self-ins. Acc. lease Retained Claims Acc. acq. holdback Acc. capex Total NWC Adjustments NWC Adjusted
Assets
Current Assets
Cash and Cash Equivalents 4,316 (4,316) - - - - - - - - - - (4,316) -
Accounts receivable, net 123,126 - - - - - - - - - - - - 123,126
Deferred Income Taxes 3,492 - (3,492) - - - - - - - - - (3,492) -
Prepaid Expenses and Other 13,089 - - - - - - - - - - - - 13,089
Total Current Assets 144,023 (4,316) (3,492) - - - - - - - - - - - (7,808) 136,216
Liabilities -
Current Liabilities -
Accounts Payable 44,493 - - - - - - - - - - (9,962) (9,962) 34,531
Accrued Payroll & Related 17,906 - - - - - - - - - - - - 17,906
Other accrued liabilities 65,000 - - 692 (758) (18,500) (573) (135) (2,048) (11,009) (164) (547) (1,105) - (34,147) 30,853
Deferred Revenue 50,080 - - - - - - - - - - - - 50,080
Total Current Liabilities 177,480 - - 692 (758) (18,500) (573) (135) (2,048) (11,009) (164) (547) (1,105) (9,962) (44,109) 133,371
Working capital (33,457) (4,316) (3,492) (692) 758 18,500 573 135 2,048 11,009 164 547 1,105 9,962 36,301 2,845

SCHEDULE 2.2(d)
INTERCOMPANY DEBT STATEMENT
Net Intercompany Debt is set forth on Exhibit 2.2(d) attached hereto.
12

Exhibit 2.2(d)

Net Intercompany Debt
$’000 31 Dec-11
VESNA “medium term” debt (211,000)
VESNA $180m dividend debt (180,000)
VESNA “long term” debt (110,958)
Accrued interest on due to affiliates (573)
Intercompany Debt Payables (502,531)
VESNA “cash-pooling” balance 117,947
Intercompany Debt Receivables 117,947
Net Intercompany Debt (384,584)

SCHEDULE 3.2
NONCONTRAVENTION – COMPANY GROUP
A. Consents, Waivers and Amendments
Equipment Leases
1. The items set forth on Schedule 6.20. Financial Assurance Instruments
2. Bonding, Indemnity and Security Agreement, by and among Evergreen National Indemnity Company, Parent, the Company and Veolia Energy Operating Services, LLC, dated December 31, 2001, as amended March 2011.
3. $1,250,000,000 Revolving Letter of Credit and Loan Facility Agreement, by and among (1) Veolia Environnement, Veolia Environnement North America Operations, Inc., Parent, Veolia Water North America Operating Services, LLC, Veolia Water Solutions & Technologies North America, Inc., Veolia Transportation, Inc., Veolia Energy North America Holdings, Inc., and Dalkia North America Holdings, Inc., as borrowers, (2) Veolia Environnement, as guarantor, (3) the bank parties thereto, and (4) Bank of America and Société Générale, as letter of credit banks, dated November 17, 2010, and letters of credit issued thereunder as set forth on Exhibit 6.17(a)-1 attached hereto.
Real Estate Leases
4. Office Lease, by and between the Company and Geneva-Honey Creek I, LLC, dated March 26, 1998, as amended.
Florida
5. Waste Transfer, Transportation and Disposal Agreement, by and between City of Ocala and Onyx Waste Services Southeast, Inc., dated January 21, 2003, as amended.
B. Notices
Financial Assurance Instruments
6. Agreement of Indemnity, by and among Westchester Fire Insurance Company, as Surety, the Company, Veolia ES Industrial Services, Inc., Veolia ES Solid Waste Midwest, LLC, Veolia ES Solid Waste of NJ, Inc., Veolia ES Solid Waste of PA, Inc., Veolia ES Solid Waste Southeast, Inc., Veolia ES Special Services, Inc. and Veolia ES Technical Solutions, LLC, as Principals, and Parent, as Indemnitor, dated March 29, 2011.
Collective Bargaining Agreements
7. Items 1, 2, 4, 5, 6, 7, 8, 11, 12, 13, 14, 16, 18, 19, 20, 21, 22, 23, 24, and 25 set forth on Schedule 3.15(j).
14

Minnesota
8. Sales Agreement, by and between Flint Hills Resources, L.P. and Veolia ES Solid Waste of North America, LLC, dated March 17, 2009.
Other
9. Purchase Agreement #20633 (Master Services), by and between The Procter and Gamble Company and Veolia ES Solid Waste, Inc., Veolia ES Technical Solutions, LLC, and Veolia ES
Industrial Services, Inc., dated October 1, 2010.
15

SCHEDULE 3.3 TITLE TO SHARES
Seller owns 1,000 shares of common stock, $0.01 par value, of the Company, constituting 100% of the issued and outstanding capital stock of the Company.
16

SCHEDULE 3.4(a)
SUBSIDIARIES - COMPANY

This Schedule 3.4(a) sets forth information with respect to the Company's Subsidiaries as of the execution of the Agreement.

Alabama

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Cedar Hill Landfill, Inc.	Corporation	100%
Veolia ES Eagle Bluff Landfill, Inc.	Corporation	100%
Veolia ES Star Ridge Landfill, Inc.	Corporation	100%

Florida

Name	Form of Organization	Percentage Owned by the Company
Parker Sanitation II, Inc.	Corporation	100%
Veolia ES Cypress Acres Landfill, Inc.	Corporation	100%
Veolia ES Solid Waste Southeast, Inc.	Corporation	100%

Georgia

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Evergreen Landfill, Inc.	Corporation	100%
Veolia ES Magnolia Ridge Landfill, LLC	Limited Liability Company	100%
Veolia ES Pecan Row Landfill, LLC	Limited Liability Company	100%
Veolia ES Taylor County Landfill, LLC	Limited Liability Company	100%

Illinois

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Orchard Hills Landfill, Inc.	Corporation	100%
Veolia ES Sumner Landfill, Inc.	Corporation	100%
Veolia ES Valley View Landfill, Inc.	Corporation	100%
Veolia ES Wayne County Landfill, Inc.	Corporation	100%
Veolia ES Zion Landfill, Inc.	Corporation	100%

17

Indiana

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Blackfoot Landfill, Inc.	Corporation	100%
Veolia ES Hoosier Landfill, Inc.	Corporation	100%

Kentucky

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Blue Ridge Landfill, Inc.	Corporation	100%
Veolia ES Morehead Landfill, Inc.	Corporation	100%

Michigan

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Arbor Hills Landfill, Inc.	Corporation	100%
Veolia ES Pontiac Landfill, Inc.	Corporation	100%

Minnesota

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Rolling Hills Landfill, Inc.	Corporation	100%
Veolia ES Vasko Rubbish Removal, Inc.	Corporation	100%
Veolia ES Vasko Solid Waste, Inc.	Corporation	100%

Missouri

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Maple Hill Landfill, Inc.	Corporation	100%
Veolia ES Oak Ridge Landfill, Inc.	Corporation	100%

New Jersey

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Solid Waste of NJ, Inc.	Corporation	100%

18

New York

Name	Form of Organization	Percentage Owned by the Company
Superior Waste Services of New York City, Inc.	Corporation	100%

Pennsylvania

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Chestnut Valley Landfill, Inc.	Corporation	100%
Veolia ES Greentree Landfill, LLC	Limited Liability Company	100%
Veolia ES Lancaster, LLC	Limited Liability Company	100%
Veolia ES Solid Waste of PA, Inc.	Corporation	100%

Wisconsin

Name	Form of Organization	Percentage Owned by the Company
Veolia ES Solid Waste of North America, LLC	Limited Liability Company	100%
Land and Gas Reclamation, Inc.	Corporation	100%
Landsouth, Inc.	Corporation	100%
South Suburban, LLC	Limited Liability Company	100%
Summit, Inc.	Corporation	100%
Veolia ES Cranberry Creek Landfill, LLC	Limited Liability Company	100%
Veolia ES Emerald Park Landfill, LLC	Limited Liability Company	100%
Veolia ES Glacier Hill Landfill, LLC	Limited Liability Company	100%
Veolia ES Hickory Meadows Landfill, LLC	Limited Liability Company	100%
Veolia ES Mallard Ridge Landfill, Inc.	Corporation	100%
Veolia ES Seven Mile Creek Landfill, LLC	Limited Liability Company	100%
Veolia ES Solid Waste Leasing Corp.	Corporation	100%
Veolia ES Solid Waste Midwest, LLC	Limited Liability Company	100%
Veolia ES Valley Meadows Landfill, LLC	Limited Liability Company	100%

19

Bahamas
Name Form of Organization Percentage Owned by the Company
Veolia ES Grand Bahama Ltd. Company Limited by Shares 100%
Urban Sanitation Ltd. Company Limited by Shares 50%
Sanitation Services Company Ltd. Company Limited by Shares 50%
20

SCHEDULE 3.4(b)
CAPITALIZATION
None.
21

SCHEDULE 3.4(c)
EQUITY CAPITALIZATION OF THE COMPANY
Authorized Equity Capital Issued and Outstanding Equity Capital Owner Number of Shares Held
1,000 Shares of Common Stock 1,000 Shares of Common Stock Issued Seller 1,000 Shares Common Stock Issued
22

SCHEDULE 3.5
GOVERNMENT AUTHORIZATIONS - SELLER
INDIANA
Statute and Requirements Action and Time Frame
Responsible Property Transfer Law
If a “Transfer” occurs as defined in the statute, 30 days before the transfer is finalized, Seller must disclose environmental defects to the property. If agreed to by the other parties to the transfer, this obligation may be postponed to require delivery of the disclosure on or before the date on which the transfer is to become final.
Ind. Code 13-25-3
A “Transfer” is defined in the statute as a conveyance in property, including a deed, lease of more than 40 years, assignment of more than 25% of the beneficial interest in a land trust, a collateral assignment of a beneficial interest in a land trust, an installment contract for sale of property, a mortgage or trust deed, or a lease with an option to purchase (may apply to Buyer’s mortgage of real property in a financing).1
MICHIGAN
Statute and Requirements Action and Time Frame
Michigan Department of Environmental Quality (“MDEQ”) Approval of Solid Waste Disposal Area Licenses / Permits, Air Renewable Operating Permit, Wastewater Industrial User Permits, and Storm Water Permit Certificate of Coverage, Haul Point Permits
1. Post closing, Buyer or Seller must notify MDEQ if there is a new operator, a new contact person regarding the permit, or a new responsible official. (Air Permit)
2. Pre-closing, Seller may chose to inform MDEQ of the pending reorganization and transfer of ownership of Solid Waste, but it is not required to do so.
Disclosure of Known Environmental Problems
MCL 324.20101 et seq.
Although Seller is not obligated to conduct a Baseline Environmental Assessment of the current conditions of the facility, in order to avoid liability under common law theories of fraud, misrepresentation, and applicable securities law, prior to closing Seller must make full disclosure of known environmental problems to Buyers of Solid Waste.
MISSOURI
Statute and Requirements Action and Time Frame
Notification of the Missouri Department of Natural Resources (“MDNR”), Division of Environmental Quality, Solid Waste Management Program
At least 30 days prior to closing, Seller or Buyer must submit a letter to MDNR as notification of the change in ownership. The letter shall be signed by both the existing owner and the proposed new owner.
1 Awaiting confirmation from Indiana Department of Environmental Management.
23

NEW JERSEY
Statute and Requirements Action and Time Frame
Regulation of Solid Waste as a Public Utility.
N.J.A.C. 7:26H-3.1
At least 30 days before the sale, notice of the sale must be published in a newspaper of general circulation in the service territory.
WISCONSIN
Statute and Requirements Action and Time Frame
Wisconsin Department of Natural Resources Notification (“WDNR”)
Prior to closing, Seller should advise WDNR of the proposed stock sale and reorganization. WDNR will confirm whether any transfer of operating licenses and/or permits is required.
BAHAMAS
Statute and Requirements Action and Time Frame
Approval from the Grand Bahama Port Authority, Limited (“GBPA”)
Prior to closing, the license holder (Sanitation Services Company Ltd. or Urban Sanitation Ltd.) must file an application with GBPA for approval. The application should include details of the proposed purchaser and details of proposed operations after the transfer.
Stamp Duty
Stamp Duty will be assessed on Seller’s 50% interest in the land owned by Sanitation Services Company Ltd. at the rate of 12% on the consideration or open market value (if higher) of the land and at the rate of 6% on the consideration or open market value (if higher) attributable to personalty (other than cash and monies on deposit in any bank).
PRE-CLOSING TRANSACTIONS UNDER SECTION 6.21
Statute and Requirements Action and Time Frame
Bahamas - Stamp Duty Exemption
Prior to any conversion by Parent to an LLC as set forth on Schedule 6.21, Seller must make an application to the Bahamas Public Treasury to approve the stamp duty exception. Otherwise, stamp duty would be assessed on Seller’s interest in the land owned by its subsidiaries located in the Bahamas. This application is only required if Parent converts to an LLC pursuant to Schedule 6.21.
24

SCHEDULE 3.6 FINANCIAL STATEMENTS
1. The Audited Financial Statements for years ended December 31, 2011 and 2010, set forth on Exhibit 3.6-1 attached hereto.
2. The Audited Financial Statements for years ended December 31, 2010 and 2009, set forth on Exhibit 3.6-2 attached hereto.
3. The Audited Financial Statements for years ended December 31, 2009 and 2008, set forth on Exhibit 3.6-3 attached hereto.
4. The May 31, 2012 Interim Financial Statements, set forth on Exhibit 3.6-4 attached hereto.
5. In connection with the Company’s May 15, 2012 settlement of its litigation against Brenda Head relating to the Company’s obligation to make royalty payments over the life of the site in respect of tonnage deposited at the Taylor County landfill, the Company agreed to convert its formula-based royalty obligation to Ms. Head to a fixed, quarterly sum of $50,000 per quarter for 36 quarter (nine years), an amount that is generally consistent with payments made by the Company for prior periods under the presettlement formula-based obligation. See Exhibit 3.6-5 attached hereto. As a result of this settlement, the Company will restate the Interim Financial Statements to debit assets, and credit liabilities, in an amount equal to this fixed obligation ($1.8 million), present-valued using a 6% rate. See Exhibit 3.6-6 attached hereto.
6. The Company will record a liability equal to the present value of the required stream of quarterly payments using an annual interest rate of 6%. The entry to record this obligation as of May 2012 is as follows (in $000’s):
Dr. Account 150500 Landfill $1,404
Cr. Account 290000 Other Liabilities-LT $1,404
The amount charged to the Landfill asset will be amortized over the currently permitted site life using the units-of-production method.
25

Exhibit 3.6-1

CONSOLIDATED FINANCIAL STATEMENTS
Veolia ES Solid Waste, Inc.
Years Ended December 31, 2011 and 2010 With Report of Independent Auditors
Ernst & Young LLP
ERNST & YOUNG

Veolia ES Solid Waste, Inc.
Consolidated Financial Statements
Years Ended December 31, 2011 and 2010
Contents
Report of Independent Auditors 1
Consolidated Financial Statements
Consolidated Balance Sheets 2
Consolidated Statements of Income and Retained Earnings 3
Consolidated Statements of Cash Flows 4
Notes to Consolidated Financial Statements 5
1112-1313646

ERNST & YOUNG
Ernst & Young LLP
155 North Wacker Drive Chicago, IL 60606-1787 Tel: +1 312 879 2000 Fax: +1 312 879 4000 www.ey.com
Report of Independent Auditors
The Board of Directors and Shareholder Veolia ES Solid Waste, Inc.
We have audited the accompanying consolidated balance sheets of Veolia ES Solid Waste, Inc. (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Veolia ES Solid Waste, Inc. at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
Ernst & Young LLP
March 19, 2012
1112-1313646
1
A member firm of Ernst & Young Global Limited

Veolia ES Solid Waste, Inc.
Consolidated Balance Sheets
(In Thousands)
December 31
2011 2010
Assets
Current assets:
Cash and cash equivalents $4,316 $2,776
Accounts receivable, net of allowance for doubtful accounts of $2,086 and $1,625 in 2011 and 2010, respectively 123,126 120,652
Deferred tax assets 3,492 5,344
Prepaid expenses and other current assets 13,089 10,215
Total current assets 144,023 138,987
Property and equipment, net 751,247 729,382
Goodwill 869,961 865,051
Other intangible assets, net 18,187 16,108
Restricted funds held in trust 1,965 1,860
Investment in unconsolidated affiliates 16,001 15,208
Other assets 2,867 3,240
Total assets $1,804,251 $1,769,836
Liabilities and shareholder’s equity
Current liabilities:
Accounts payable $44,493 $43,898
Accrued payroll and related expenses 17,906 18,149
Other accrued expenses 65,000 71,734
Deferred revenue 50,080 46,200
Total current liabilities 177,479 179,981
Disposal site closure and long-term care obligation 173,082 170,137
Deferred tax liabilities 87,800 82,914
Due to affiliates 384,012 419,149
Other liabilities 26,732 30,431
Total liabilities 849,105 882,612
Shareholder’s equity:
Paid-in capital 725,865 725,865
Retained earnings 229,281 161,359
Total shareholder’s equity 955,146 887,224
Total liabilities and shareholder’s equity $1,804,251 $1,769,836
See accompanying notes.
1112-1313646
2

Veolia ES Solid Waste, Inc.
Consolidated Statements of Income and Retained Earnings
(In Thousands)
Year Ended December 31
2011 2010
Revenues $812,472 $780,640
Expenses:
Cost of operations (excluding depreciation and amortization) 488,519 459,196
Selling, general, and administrative expenses 86,432 81,616
Depreciation and amortization 111,176 110,774
Total expenses 686,127 651,586
Income from operations 126,345 129,054
Other income (expense):
Earnings from equity investee 1,043 996
Interest expense, net - related party (Note 7) (3,064) (3,214)
Related-party fees (Note 7) (20,013) (19,052)
Other, net 3,235 2,866
Income before income taxes 107,546 110,650
Provision for income taxes 39,624 44,110
Net income 67,922 66,540
Retained earnings at beginning of year 161,359 94,819
Retained earnings at end of year $229,281 $161,359
See accompanying notes.
1112-1313646
3

Veolia ES Solid Waste, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
Year Ended December 31
2011 2010
Operating activities
Net income $67,922 $66,540
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization 111,176 110,774
Closure and post-closure accretion expense 9,912 10,196
Deferred income taxes 6,738 (279)
Gain on sales of assets (1,308) (1,662)
Dividends in (less than) excess of earnings from equity investee (793) 504
Changes in operating assets and liabilities, net of effects of acquired businesses:
Accounts receivable (2,017) (10,079)
Prepaid expenses and other current assets (2,827) 1,314
Accounts payable and accrued expenses (7,109) 4,263
Disposal site closure and long-term care spending (15,290) (6,905)
Other (3,316) (2,551)
Net cash provided by operating activities 163,088 172,115
Investing activities
Acquisition of businesses, net of cash acquired (14,092) (41,967)
Purchases of property and equipment (114,439) (89,392)
Proceeds from sale of assets 2,225 4,644
Proceeds from sale of business - 34,392
Increase in restricted funds held in trust (105) (55)
Net cash used in investing activities (126,411) (92,378)
Financing activities
Repayments to affiliates, net (35,137) (79,847)
Net cash used in financing activities (35,137) (79,847)
Net increase (decrease) in cash and cash equivalents 1,540 (110)
Cash and cash equivalents at beginning of year 2,776 2,886
Cash and cash equivalents at end of year $4,316 $2,776
See accompanying notes.
1112-1313646
4

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements
(In Thousands)
December 31, 2011
1. Organization and Basis of Presentation
Veolia ES Solid Waste, Inc. (the Company) is a wholly owned subsidiary of Veolia Environmental Services North America Corp. (VESNA), which is an indirect subsidiary of Veolia Environnement (VE). VE is publicly traded on the Paris stock exchange, with American Depository Receipts also traded on the New York Stock Exchange.
The Company is an integrated solid waste services company providing a range of collection, transfer, transportation, disposal, and recycling services to generators of solid waste and special waste. The Company provides these services in Alabama, Florida, Georgia, Illinois, Indiana, Kentucky, Michigan, Minnesota, Missouri, New Jersey, Pennsylvania, and Wisconsin. As of December 31, 2011, the Company owned and operated 26 landfills, two closed landfills, 67 solid waste collection operations, 14 recycling facilities, and 41 solid waste transfer stations. The Company also manages two other third-party-owned landfills, one recycling facility, and six transfer stations.
The Company markets its services principally through its facility managers and direct-sales representatives. The Company also obtains new customers from referral sources, reputation, and local media marketing. The Company has a diverse customer base, with no single customer accounting for more than 3% of the Company’s revenues during the years ended December 31, 2011 and 2010. The Company does not believe that the loss of any single customer would have a material adverse effect on the Company’s results of operations.
The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.
2. Significant Accounting Policies
Revenue Recognition
The Company earns revenue principally by providing collection, transportation, recycling, and disposal services to generators of solid and special waste. Revenues are recorded as services are performed. Certain customers are billed in advance and, accordingly, recognition of the related revenues is deferred until the services are provided. Revenues are recorded net of applicable landfill and sales taxes.
5
1112-1313646

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
The Company grants credit to the majority of its customers. It is not the policy of the Company to require collateral from its customers in order to provide credit. On a periodic basis, the Company evaluates its accounts receivable and establishes the allowance for doubtful accounts based on a combination of specific customer circumstances and credit conditions, as well as the Company’s history of write-offs and collections. The Company’s policy is, generally, to not charge interest on trade receivables after the invoice becomes past due. A receivable is considered past due if payments have not been received by the due date listed on the invoice terms. Write-offs are recorded against the allowance for doubtful accounts when all reasonable efforts for collection have been exhausted.
Cash and Cash Equivalents
The Company considers all short-term investments with maturities of three months or less when purchased to be cash equivalents.
Property and Equipment
Property and equipment are stated at cost. Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the respective assets. Vehicles and equipment are depreciated over their useful lives ranging from 3 to 10 years. Containers and carts are depreciated over their useful lives ranging from 5 to 10 years. Buildings are depreciated over their useful lives ranging from 5 to 20 years. Leasehold improvements are depreciated over the lesser of the life of the asset or the remaining term of the lease.
Landfill costs include the purchase price of the landfill, landfill construction, engineering, and permit costs and certain other professional fees. These costs are amortized using the units-of-production method. Under this method, an amortization cost per ton is calculated for various types of solid waste for each of the Company’s landfills. The cost per ton is based on landfill-specific compaction factors, the determination of airspace utilization, and estimated remaining permitted airspace. The determination of airspace utilization and remaining permitted airspace is performed annually by conducting annual topographic surveys, using aerial and field survey techniques of the Company’s landfill facilities to determine the remaining airspace in each landfill. The surveys are reviewed by the Company’s consulting engineers, the Company’s internal engineering staff, and its accounting staff. Amortization is recorded by multiplying the respective cost per ton by the tonnage deposited into the landfill.
6
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Landfill costs incurred for future development are not amortized until the permit is obtained and operations have commenced. Until such time, these costs are included with land and land improvements. If the Company determines that the landfill cannot be developed, these costs are charged to expense.
Goodwill and Other Intangible Assets
Goodwill is not amortized, but is subject to an annual impairment test. Amortizable intangible assets primarily consist of customer lists, which are amortized over 8 to 10 years.
The Company is required to perform goodwill impairment tests on an annual basis and between annual tests in certain circumstances. The Company performs its annual test for impairment in its fourth fiscal quarter, and in 2011 and 2010 concluded that an impairment charge was not required. There can be no assurance that future goodwill impairment tests will not result in a charge to earnings.
Restricted Funds Held in Trust
Restricted funds held in trust at December 31, 2011 and 2010, consisted of amounts on deposit with various regulatory bodies in accordance with state and local requirements. These funds, together with letters of credit, performance bonds (see Financial Assurance Bonds and Corporate Guarantees section in Note 2), and corporate guarantees support the Company’s financial assurance obligations for its facilities’ closure and post-closure costs.
Disposal Site Closure and Long-Term Care
The Company has material financial obligations relating to closure and post-closure costs (long-term care) for which it is or may become responsible. Estimates for final closure and post-closure costs are developed using input from the Company’s engineers and accountants and are reviewed by management, typically at least once per year. These estimates involve projections of costs that will be incurred after the landfill ceases operations and during the legally required post-closure monitoring period. Once the final costs have been estimated, the Company inflates those costs to the expected time of payment and discounts the expected future costs back to present value.
7
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
An inflation rate of 2.50% and a discount rate, using a credit-adjusted, risk-free discount rate of 5.94%, was used to determine the present value of the initial future closure and post-closure costs. The discount rate, established upon adoption of Accounting Standards Codification (ASC) Topic 410, Asset Retirement and Environmental Obligations, is based on the risk-free interest rate on obligations of similar maturity, adjusted for VE’s credit rating. Interest accretion on closure and post-closure liabilities is recorded using the effective-interest method and is included in the cost of operations on the consolidated statements of income and retained earnings.
The Company accrues prospectively for a landfill’s estimated total final closure and post-closure costs on a units-of-consumption basis by applying a rate per ton over the permitted capacity of the landfill. The debit corresponding to the increase in the accrual is recorded as an increase to landfill assets. These assets are then fully depreciated in the same period through depreciation expense. Closure and post-closure costs are fully accrued for each landfill once the site discontinues accepting waste. In addition, the Company accrues for landfill retirement costs arising from final capping obligations as discrete events, rather than as a part of closure costs. These capping obligations are also accrued prospectively on a units-of-consumption basis.
The Company does not believe that it is practical to develop a methodology to reliably estimate a market-risk premium, and has therefore, excluded any such market-risk premium from the determination of expected cash flows for landfill asset retirement obligations.
The changes to disposal site closure and long-term care obligation for the years ended December 31, 2011 and 2010, are as follows:
January 1, 2010 $ 171,119
Liabilities incurred 11,153
Liabilities settled (6,905)
Accretion expense 10,196
Acquisition of landfill (Note 3) 7,198
Divestiture of landfills (Note 3) (6,624)
December 31, 2010 186,137
Liabilities incurred 10,823
Liabilities settled (15,290)
Accretion expense 9,912
December 31, 2011 $ 191,582
8
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Financial Assurance Bonds and Corporate Guarantees
For certain obligations, the Company elects to satisfy its financial assurance obligations through the use of bonds. The Company pays annual premiums to obtain performance bonds underwritten by insurance carriers. These premiums are amortized over the life of the bond when material. At December 31, 2011 and 2010, the Company had $216,835 and $159,165, respectively, of coverage under performance bonds for closure and post-closure activities, and coverage of $74,684 and $69,825, respectively, for other activities.
The Company satisfies certain financial assurance obligations to state regulatory agencies for landfill closure and post-closure through corporate guarantees. At December 31, 2011 and 2010, the Company provided corporate guarantees totaling $55,842 and $59,600, respectively.
There are no probable and reasonably estimable losses under these corporate guarantees at either December 31, 2011 or 2010. Accordingly, there are no liabilities recorded on the consolidated balance sheets.
Investments in Unconsolidated Affiliates
The Company has a 50% equity interest in Urban Sanitation Company Limited, a Bahamian company. The 50% interest provides the Company significant influence, but is not a controlling interest; therefore, the Company accounts for its investment using the equity method.
Income Taxes
The operations of the Company and certain affiliates are included in the consolidated federal income tax return of Veolia Environnement North America Operations, Inc. (VENAO), a subsidiary of VE. Taxes payable to or receivable from VENAO are included with other accrued expenses on the consolidated balance sheets (see Note 6) and are calculated as if the Company were a stand-alone taxpayer (see Note 8). Actual federal taxes paid are determined at the VENAO consolidated level.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statements carrying amounts and the tax bases of existing assets and liabilities.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
The Company recognizes a tax benefit for positions taken on a tax return when such positions are considered more likely than not to be sustained based solely on their technical merits. Although the Company believes that the positions taken on previously filed tax returns are appropriate, it nevertheless has established tax, penalties, and interest reserves through the income tax provision for certain tax positions that do not meet the recognition threshold based on an evaluation of all available evidence. The tax reserves are reviewed as circumstances warrant, and are adjusted as events occur that affect the Company’s estimated liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits, additional exposure based on current calculations, identification of new issues, issuance of administrative guidance, or rendering of a court decision affecting a particular tax issue.
Consolidated Statements of Cash Flows
Supplemental disclosures of cash flow information are as follows:
Year Ended December 31
2011 2010
Interest paid, including payments to affiliates $ 6,840 $ 7,126
Income taxes paid, including payments to affiliates 43,917 47,086
Income tax refunds received 114 214
Fair Value of Financial Instruments
The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, restricted funds held in trust, accounts payable, debt instruments with related parties, and amounts due from and due to affiliates. None of the Company’s debt instruments outstanding at December 31, 2011, have readily ascertainable market values due to the related-party status. It was not practicable to estimate the fair value of these amounts. See Note 7 for the terms and carrying values of the Company’s various debt instruments. The carrying values of the other financial instruments are considered to be representative of their respective fair values.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Impairment of Long-Lived Assets
Property and equipment and amortizable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of expected undiscounted cash flows is less than the carrying value of the related asset, or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets.
Use of Estimates
The preparation of consolidated financial statements in conformity with United States generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. Although management believes that the Company’s estimates and assumptions are reasonable, they are based upon information presently available. Actual results may differ significantly from the estimates.
Subsequent Events
In connection with the preparation of these consolidated financial statements, the Company evaluated subsequent events through March 19, 2012, the date these consolidated financial statements were available to be issued. There were no subsequent events required to be recognized or disclosed in these consolidated financial statements.
New Accounting Pronouncements Adopted
In September 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) 2011-09, Multiemployer Plans (Subtopic 715-80) Disclosures about an Employer’s Participation in a Multiemployer Plan, which expands the disclosure requirements regarding the financial health of the plans to address concerns from various users of financial statements on the lack of transparency about an employer’s participation in a multi-employer pension plan. Previously, disclosures were limited primarily to the historical contributions made to the plans. The new guidance will help users of financial statements assess the potential future cash flow implications relating to the Company’s participation in multi-employer pension plans.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
The disclosures also will indicate the financial health of all of the significant plans in which the Company participates, and assist a financial statement user to access additional information that is available outside of the financial statements. The ASU is effective for fiscal years beginning after December 15, 2011, with early adoption permitted. The Company has elected early adoption of this ASU. The expanded disclosures are included in Note 9.
In September 2011, the FASB issued ASU 2011-08, Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment, which gives companies the option to perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount and, in some cases, the two-step impairment test would not be required. The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. The Company has elected early adoption of this ASU. Adoption did not have a material impact on the Company’s consolidated financial statements.
Recently Issued Accounting Pronouncements Not Yet Adopted
In May 2011, the FASB issued guidance to amend the requirements related to fair value measurement, which changes the wording used to describe many requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. Additionally, the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements. The amended guidance is effective for annual periods beginning after December 15, 2011, and is applied prospectively. Adoption of this guidance at the beginning of 2012 is not expected to have a material impact on the Company’s consolidated financial statements.
In June 2011, the FASB issued an update to ASC No. 220, Presentation of Comprehensive Income, which eliminates the option to present other comprehensive income and its components in the statement of shareholders’ equity. The items of net income and other comprehensive income can either be presented in a single continuous statement of comprehensive income or in two separate, but consecutive statements. Under either method, the statement would need to be presented with equal prominence as the other primary financial statements. The amended guidance, which must be applied retrospectively, is effective for fiscal years beginning after December 15, 2011, with earlier adoption permitted. In December 2011, the FASB deferred the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income. Adoption of this guidance at the beginning of 2012 is not expected to have a material impact on the Company’s consolidated financial statements.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
In December 2011, the FASB issued guidance to amend the requirements related to balance sheet offsetting. These amendments require the Company to disclose information about rights of offset and related arrangements to enable users of its financial statements to understand the effect or potential effect of those arrangements on its financial position. The amended guidance is effective for fiscal years beginning on or after January 1, 2013, with required disclosures made retrospectively for all comparative periods presented. Adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.
3. Acquisitions and Divestitures
During 2011, the Company paid approximately $14.1 million in cash to acquire certain businesses, including two solid waste collection operations with certain equipment, customers, and routes that the Company can integrate with its existing landfills and solid waste transfer operations. The preliminary allocation of the purchase price was primarily to property and equipment of $6.2 million; other intangible assets of $4.5 million; and goodwill of $4.9 million. Goodwill represents the premium paid to acquire solid waste collection and disposal operations, and an employee workforce with potential synergies involved in integrating the purchased solid waste collection operations into the Company’s existing landfills and solid waste transfer operations. The resulting goodwill from these acquisitions is deductible for tax purposes.
During 2010, the Company paid approximately $42.0 million in cash to acquire certain businesses, including one landfill and two solid waste collection operations with certain equipment, customers, and routes that the Company can integrate with its existing landfills and solid waste transfer operations. The allocation of the purchase price was primarily to property and equipment of $24.4 million; other intangible assets of $6.8 million; goodwill of $16.4 million; and landfill closure liability of $(7.2) million. Goodwill represents the premium paid to acquire solid waste collection and disposal operations, and an employee workforce with potential synergies involved in integrating the purchased solid waste collection operations into the Company’s existing landfills and solid waste transfer operations. The resulting goodwill from these acquisitions is deductible for tax purposes.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
3. Acquisitions and Divestitures (continued)
As an integral part of certain acquisitions, the former shareholders signed contracts not to compete, and in certain situations key management members entered into employment agreements to continue in the management of these businesses. Costs associated with these arrangements are charged to operations over their respective lives.
On October 2, 2010, the Company disposed of two landfills and four hauling operations located in Missouri and Illinois for proceeds of $34.4 million. As a result of this transaction, the Company derecognized net assets with a carrying value of $13.2 million (primarily property, equipment, and landfill closure liability) and goodwill of $21.2 million was allocated to the disposal. No gain or loss was recognized related to this transaction. The buyer in this transaction was a third party and also the seller of a business, including one landfill and certain solid waste hauling operations acquired by the Company during 2010. Both transactions closed at the same time.
During 2010, the Company recorded certain adjustments to purchase accounting for previous acquisition transactions, resulting in an increase of approximately $2.1 million to goodwill, an increase of approximately $1.4 million to deferred tax assets, and an increase of approximately $3.5 million to other liabilities on the accompanying consolidated balance sheets.
4. Property and Equipment
Property and equipment consist of the following:
December 31
2011 2010
Land and land improvements $ 1,064,454 $ 1,017,880
Vehicles and equipment 456,812 418,270
Containers and carts 183,565 167,453
Buildings and leasehold improvements 113,610 103,985
1,818,441 1,707,588
Less accumulated depreciation and amortization 1,067,194 978,206
$ 751,247 $ 729,382
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Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

4. Property and Equipment (continued)

Gross landfill costs of approximately $1,027,295 and $982,655 are included in land and land improvements at December 31, 2011 and 2010, respectively. Landfill costs incurred for future development are a component of gross landfill costs and are included in land and land improvements. These costs represent various landfill properties and costs related to potential additional airspace expansions for which the Company intends to seek permits, with an aggregate book carrying value of approximately $39,453 and $56,759 at December 31, 2011 and 2010, respectively, which are not being amortized. During the years ended December 31, 2011 and 2010, interest of approximately $77 and $29, respectively, was capitalized related to land being actively developed.

Total depreciation expense recorded in 2011 and 2010 was $108,720 and $107,877, respectively.

5. Intangible Assets

The following tables present details of the Company's intangible assets:

		Gross		Accumulated Amortization		Net
December 31, 2011						
Customer lists	**$**	**86,148**	**$**	**70,814**	**$**	**15,334**
Other		**3,539**		**686**		**2,853**
	$	**89,687**	**$**	**71,500**	**$**	**18,187**
December 31, 2010						
Customer lists	$	82,161	$	68,640	$	13,521
Other		4,263		1,676		2,587
	$	86,424	$	70,316	$	16,108

Total amortization expense recorded was $2,456 and $2,897 in 2011 and 2010, respectively, related to these identifiable intangible assets. The estimated future amortization expense of purchased intangible assets for the five years succeeding December 31, 2011, is as follows: 2012 – $2,185; 2013 – $2,165; 2014 – $2,158; 2015 – $2,120; and 2016 – $1,784.

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15

Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

6. Other Accrued Expenses and Other Long-Term Liabilities

Other accrued expenses consist of the following:

	December 31	
	2011	**2010**
Insurance	**$ 11,000**	$ 11,000
Current portion of disposal site closure and long-term care obligation	**18,500**	16,000
State income taxes payable	**758**	2,733
Income taxes (receivable from) payable to VENAO (Note 7)	**(692)**	8,056
Accrued VESNA interest expense (Note 7)	**573**	534
Accrued Veolia Proprete S.A. royalty expense (Note 7)	**2,048**	1,977
Accrued taxes (property and environmental)	**24,898**	22,975
Other	**7,915**	8,459
	$ 65,000	$ 71,734

Other long-term liabilities consist of the following:

	December 31	
	2011	**2010**
Insurance	**$ 15,028**	$ 18,618
Post-retirement health insurance	**3,653**	3,497
Capital lease obligation	**2,991**	2,950
Other long-term liabilities	**5,060**	5,366
	$ 26,732	$ 30,431

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16

Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

7. Transactions With Affiliates

Amounts due to (from) affiliates are as follows:

	December 31	
	2011	**2010**
Income taxes (receivable from) payable to VENAO	**$ (692)**	$ 8,056
Veolia Proprete S.A.	**2,048**	1,977
VESNA	**384,585**	419,683
	$ 385,941	$ 429,716

Income taxes (receivable from) payable to VENAO are included in other accrued expenses and represent amounts due under tax-sharing arrangements with affiliates.

Amounts due to Veolia Proprete S.A., an affiliate of VESNA, are included in other accrued expenses on the consolidated balance sheets and represent unpaid brand royalty fees at December 31, 2011 and 2010.

Amounts due to VESNA represent promissory notes payable, as discussed below, and net cash sweeps relating to a cash-pooling arrangement offset by various expenses, including insurance coverage, interest expense and management fees paid by VESNA on behalf of the Company. At December 31, 2011 and 2010, the net cash sweep amount due from VESNA was $117,947 and $82,809, respectively, and has been reflected as a reduction in the amounts due to affiliates on the accompanying consolidated balance sheet. The balance due from VESNA under the cash-pooling arrangement bears interest at a rate of 2.68% and 4.92% in 2011 and 2010, respectively. Interest income on the principal balance due from VESNA under the cash-pooling arrangement is payable monthly and was $3,601 and $3,783 during 2011 and 2010, respectively.

On October 30, 2006, the Board of Directors of the Company authorized a dividend payment of $180,000 to VESNA. The dividend payment was funded through borrowings from a 10-year promissory note with VESNA in the same amount. The note bears interest at a rate that is reset quarterly equal to the London Interbank Offered Rate (LIBOR) plus 0.90% (1.28% and 1.19% at December 31, 2011 and 2010, respectively). Interest accrued on the principal balance is payable quarterly. The principal balance plus any unpaid interest is payable in full on October 30, 2016. Interest expense related to the note payable to VESNA was $2,172 and $2,238 for the years ended December 31, 2011 and 2010, respectively.

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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
7. Transactions With Affiliates (continued)
Debt Payable to VESNA
The Company is party to two debt agreements with VESNA. The first of the agreements (VESNA Medium-Term Loan) allows for a maximum principal balance of $211,000 and matures on August 26, 2014. The VESNA Medium-Term Loan bears interest at a rate that is reset semi-annually equal to LIBOR plus 0.60% (1.01% and 1.33% at December 31, 2011 and 2010, respectively). The second debt agreement (VESNA Long-Term Loan) allows for a maximum principal balance of $110,958 and matures on August 26, 2024. The VESNA Long-Term Loan bears interest at a rate that is reset semi-annually equal to LIBOR plus 1.60% (2.01% and 2.33% at December 31, 2011 and 2010, respectively). At December 31, 2011 and 2010, outstanding borrowings under the VESNA Medium-Term and Long-Term Loan agreements were $211,000 and $110,958, respectively, at each year end. Interest expense related to the VESNA Medium-Term and Long-Term Loan agreements totaled $2,216 and $2,277 for 2011, respectively, and $2,396 and $2,363 for 2010, respectively.
Interest and fees to affiliates were as follows:
Year Ended December 31
2011 2010
Interest expense (included in interest expense, net) $ 6,665 $ 6,997
Interest income (included in interest expense, net) (3,601) (3,783)
Veolia Proprete S.A. royalty fee (included in other, net) 8,147 7,812
VESNA management fee (included in other, net) 11,866 11,240
Interest expense includes interest on borrowings and debt due to VESNA. Interest income includes interest on balances due from VESNA under the cash-pooling arrangement. The Veolia Proprete S.A. royalty fee is approximately 1% of third-party revenue. The Company is charged a fee for various additional management and administrative services provided by VESNA. VESNA provides services in the areas of information technology, purchasing, risk management, processing and payment of vendor invoices, employee benefits administration, marketing and communications, and treasury and tax planning and compliance.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
7. Transactions With Affiliates (continued)
Insurance
The Company, through arrangements with VESNA, has insurance coverage for workers’ compensation and motor vehicle liabilities in excess of certain occurrence deductibles. Provisions are recorded each period for incidents and claims below the occurrence deductible and represent management’s best estimate of the ultimate settlement of developed claims, including claims incurred but not reported. Such provisions representing the obligations of the Company are reflected in the accompanying consolidated financial statements. VESNA purchases insurance coverage on behalf of the Company.
The Company also has arrangements through VESNA for insurance coverage for employee medical benefits in excess of certain occurrence deductibles. Provisions are recorded each period for incidents and claims below the occurrence deductible and represent management’s best estimate of the ultimate settlement of developed claims, including claims incurred but not reported. The provisions representing the obligations of the Company are reflected in the consolidated financial statements of VESNA.
Veolia Environment Letter-of-Credit Facility
The Company participates in a $1.25 billion letter-of-credit facility with VE and certain of its U.S. subsidiaries (VE LOC Facility). At December 31, 2011, the Company had open letters of credit totaling approximately $8,351 under the VE LOC Facility. Total expenses related to the VE LOC Facility were $739 and $878 during 2011 and 2010, respectively.
In addition, VESNA maintains open letters of credit as collateral to secure its obligations under its various insurance policies. The portion of these letters of credit related to the Company’s obligations is approximately $47,475 at December 31, 2011.
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19

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
8. Income Taxes
Current and deferred taxes have been presented by the Company on a stand-alone basis. The provision for income taxes consists of the following:
Year Ended December 31
2011 2010
Current:
Federal $ 31,218 $ 39,332
State 1,668 5,057
32,886 44,389
Deferred:
Federal 5,970 (247)
State 768 (32)
6,738 (279)
$ 39,624 $ 44,110
The differences in the provisions for income taxes and the amounts determined by applying the federal statutory rate of 35% for both 2011 and 2010 to income before income taxes are as follows:
Year Ended December 31
2011 2010
Tax at statutory rate $ 37,641 $ 38,727
State income taxes, net of federal benefit 1,634 3,434
Other 349 1,949
Tax expense $ 39,624 $ 44,110
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20

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
8. Income Taxes (continued)
The deferred income tax balances consist of the following:
December 31
2011 2010
Deferred tax liabilities:
Property and equipment $ 83,792 $ 84,430
Intangible assets and tax - deductible goodwill 84,724 76,850
Other 2,534 1,820
Total deferred tax liabilities 171,050 163,100
Deferred tax assets:
Closure and long-term care obligations 77,461 75,310
Other expenses not currently deductible 8,598 10,220
State net operating loss carryforwards and tax credits 2,413 2,372
88,472 87,902
Valuation allowance for deferred tax assets (1,730) (2,372)
Total deferred tax assets 86,742 85,530
Net deferred tax liabilities $ 84,308 $ 77,570
At December 31, 2011 and 2010, the Company had net operating loss carryforwards of approximately $24,146 and $23,119, respectively, for state income tax purposes that began to expire in 2009. A valuation allowance of $791 and $1,433 has been recorded as of December 31, 2011 and 2010, respectively, related to all of the state net operating loss carryforwards that management believes will not be available to offset the future taxable income of the Company.
The Company also has state tax credit carryovers of approximately $1,446. The deferred tax asset, net of federal taxes, recorded by the Company for these state tax credits was $939 at December 31, 2011 and 2010. This deferred tax asset is also offset by a valuation allowance. It is management’s opinion that the realization of the deferred tax assets relating to these state tax credits is not “more likely than not,” despite the fact that the state tax credits do not have any expiration date.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
9. Employee Benefit Plans
Defined-Contribution Plans
The Company participates in a defined-contribution 401(k) savings plan maintained by VESNA that covers substantially all non-union employees meeting certain minimum eligibility requirements. The Company also has a separate defined-contribution 401(k) savings plan covering certain collectively bargained employees. Participating employees can elect to defer a portion of their compensation and contribute to the plan on a pretax basis.
The Company also matches certain amounts, as defined in the plan documents. Contributions made by the Company under the various plans were $1,950 and $1,933 for the years ended December 31, 2011 and 2010, respectively, and are based on its required contributions to such plans.
Multi-Employer Pension Plans
The Company also participates in various trustee-managed “multi-employer” pension plans under collective-bargaining agreements covering union-represented employees. These plans generally provide retirement benefits to participants based on their service to contributing employers. The risks of participating in these multi-employer plans are different from single-employer plans in the following aspects:
a. Assets contributed to the multi-employer plan by one employer may be used to provide benefits to employees of other participating employers.
b. If a participating employer stops contributing to the plan the unfunded obligations of the plan may be borne by the remaining participating employers.
c. If Entity A chooses to stop participating in some of its multi-employer plans, Entity A may be required to pay those plans an amount based on the underfunded status of the plan, referred to as a withdrawal liability.
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Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

9. Employee Benefit Plans (continued)

The Company's participation in these plans for the annual period ended December 31, 2011, is outlined in the table below. The "EIN/Pension Plan Number" column provides the Employee Identification Number (EIN) and the three-digit plan number, if applicable. Unless otherwise noted, the most recent Pension Protection Act (PPA) zone status available in 2011 and 2010 was obtained from the plan's most recent Annual Funding Notice. Among other factors, plans in the critical (red) zone are generally less than 65 percent funded, plans in the endangered (yellow) zone are less than 80 percent funded, and plans in the not endangered or critical (green) zone are at least 80 percent funded. The "FIP/RP Status Pending/Implemented" column indicates plans for which a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented. The last column lists the expiration date(s) of the collective-bargaining agreement(s) to which the plans are subject. There have been no significant changes that affect the comparability of 2011 and 2010 contributions.

Pension Fund	EIN/Pension Plan Number	Pension Protection Act Zone Status		FIP/RP Status Pending/ Implemented (B)	Veolia ES Solid Waste Contributions		Expiration Date of Collective-Bargaining Agreement
		2010	2009		2011	2010	
Suburban Teamsters of Northern IL Pension Fund	36-6155778-001	Critical as of 1/1/10	Not Endangered or Critical as of 1/1/09	Implemented	$ **315**	$ 296	1/31/2014
Central States Pension Fund	36-6-52390-001	Not Endangered or Critical as of 2/1/10	Endangered as of 2/1/09	No	**27**	9	6/30/2014
Pension Fund of Automobile Mechanics Local No. 701	36-6042061-001	Endangered as of 1/1/10	Not Endangered or Critical as of 1/1/09	Implemented	**105**	101	12/31/2013
Local 731 Private Scavengers and Garage Attendants Pension Fund (A)	36-6513567-001	Endangered as of 10/1/10	Endangered as of 10/1/09	Implemented	**1,298**	1,234	9/30/2013
Midwest Operating Engineers Pension Fund	36-6140097-001	Not Endangered or Critical as of 4/1/10	Endangered as of 4/1/09	No	**402**	349	Various dates through 6/30/2014
Teamsters Local Union No. 301 Union Pension Fund (A)	36-6492992-001	Not Endangered or Critical as of 1/1/10	Not Endangered or Critical as of 1/1/09	No	**500**	506	9/30/2013
Central States Southeast and Southwest Areas Pension Fund	36-6064560-001	Critical as of 1/1/10	Critical as of 1/1/09	Implemented	**124**	111	1/31/2015
Laborer's National Industrial Pension Fund	52-6074345-001	Critical as of 1/1/10	Endangered as of 1/1/09	Implemented	**29**	28	11/15/2013
IBT Local 945 Pension Fund (A)	22-6196388-001	Critical as of 1/1/10	Critical as of 1/1/09	Implemented	**176**	220	Various dates through 10/31/2014
IAM National Pens ion Fund	51-6031295-002	Not Endangered or Critical as of 1/1/10	Not Endangered or Critical as of 1/1/09	No	**58**	57	12/31/2013
Local 705 Int'l Brotherhood of Teamsters Pension TR. FD.	36-6492502-001	Endangered as of 1/1/10	Endangered as of 1/1/09	Implemented	**176**	170	9/30/2013

1112-1313646

23

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
9. Employee Benefit Plans (continued)
(A)
-
The employers contributions to the plan represent greater than 5% of the total contributions to the plan for the most recent plan year available.
(B)
-
A multi-employer defined benefit pension plan that has been certified as endangered, seriously endangered, or critical may begin to levy a statutory surcharge on contribution rates. Once authorized, the surcharge is at the rate of 5% for the first 12 months and 10% for any periods thereafter. Contributing employers, however, may eliminate the surcharge by entering into a collective bargaining agreement that meets the requirements of the applicable FIP or RP.
The Company’s pension expense for multi-employer plans was $3,210 and $3,081 for the years ended December 31, 2011 and 2010, respectively, and is based on its required contributions to such plans.
Post-Retirement Health Insurance
The Company and VESNA are obligated to provide health insurance benefits to four former employees and their families under the terms of employment contracts originally entered into between the employees and the Company. Two of the employees were subsequently employed by VESNA, and the liability was assumed by VESNA as part of their amended employment contracts. However, the liability established under these arrangements remains on the books of the Company. The present value of the expected future obligation of $3,653 and $3,497 at December 31, 2011 and 2010, respectively, is included in other liabilities. At December 31, 2011, the portion of the liability attributable to the VESNA employees was $1,976, and the portion attributable to the Company’s employees was $1,677.
1112-1313646
24

Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

10. Commitments and Contingencies

Leases

The Company rents certain facilities and certain equipment under non-cancelable operating leases expiring at various dates through 2020. Future minimum lease payments under these leases as of December 31, 2011, are as follows:

Years ending December 31:		
2012	$	9,336
2013		9,102
2014		7,343
2015		3,352
2016		879
Thereafter		2,655
	$	32,667

The Company shares its leased headquarters in Milwaukee with VESNA. The operating lease is in the name of the Company. Expenses are allocated between the Company and VESNA based on their respective occupancy. The future minimum lease payments reflected above include amounts related to the space occupied by VESNA, as follows:

Years ending December 31:		
2012	$	329
2013		334
2014		340
2015		346
2016		351
Thereafter		1,409

Rent expense for the facilities and equipment under operating leases was $9,827 and $7,678 for the years ended December 31, 2011 and 2010, respectively.

Environmental

The Company engages independent environmental consulting firms as necessary to assist the Company in conducting environmental assessments of existing landfills or other properties in connection with companies acquired from third parties.

1112-1313646

25

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies (continued)
The ultimate amounts for environmental liabilities cannot be precisely determined, and estimates of such liabilities made by the Company, after consultation with the Company’s independent environmental engineers and legal counsel, require assumptions about future events due to a number of uncertainties, including the extent of any contamination, the appropriate remedy, the financial viability of other potentially responsible parties, and the final apportionment of responsibility among the potentially responsible parties. Where management has concluded that the Company’s estimated share of potential liabilities is probable, an undiscounted provision has been made in the consolidated financial statements.
The Company is subject to various laws and governmental regulations concerning environmental matters and continually monitors its operations with respect to potential environmental issues, including changes in environmental regulations and remediation technologies. The Company accrues for anticipated environmental monitoring and remediation costs for its landfills in the long-term care accrual (see Note 2).
The Company or its subsidiaries have been notified that they are potentially responsible parties at certain sites listed on the National Priorities List published by the U.S. Environmental Protection Agency. When the Company concludes that it is probable that a material liability has been incurred with respect to a site, a provision will be made in the Company’s consolidated financial statements reflecting the Company’s best estimate of the liability based on management’s judgment and experience, information available from regulatory agencies, and the number, financial resources, and relative degree of responsibility of other potentially responsible parties who are jointly and severally liable for remediation of the site, as well as the typical allocation of costs among such parties. The Company believes that ultimate resolution of these environmental liabilities will not have a material adverse effect on the Company’s results of operations or financial condition.
As is the case with all sites, the performance of the elected remedies will be subject to periodic review by regulatory agencies. In the event that the selected remedies do not perform adequately to meet applicable state and federal standards, additional remedial measures beyond those currently anticipated could be required by regulatory agencies. Implementation of any such additional remedial measures may involve substantial additional costs beyond those currently anticipated.
1112-1313646
26

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies (continued) Legal
The Company is subject to extensive and evolving laws and regulations and has implemented its own environmental safeguards to respond to regulatory requirements. In the normal course of conducting its operations, the Company may become involved in certain legal and administrative proceedings. Some of these actions may result in fines, penalties, or judgments against the Company, which may have an impact on earnings for a particular period. The Company accrues for litigation and regulatory compliance contingencies when such costs are probable and can reasonably be estimated. The Company expects that matters in process at December 31, 2011, which have not been accrued in the consolidated financial statements, will not have a material adverse effect on liquidity, financial position, or results of operations.
In February 2009, the Company and certain subsidiaries were named as defendants in a purported class action suit in Circuit Court, which was subsequently removed to the United States District Court for the Middle District of Alabama. The plaintiffs allege that the Company charged improper fees (fuel surcharge, administrative fees, environmental fees) that were in breach of the plaintiffs’ contracts. The plaintiffs subsequently filed amended complaints in which they alleged violations of the federal RICO statute, breach of contract, unjust enrichment/constructive trust, spoliation of evidence and injunctive relief. The Company filed a motion to dismiss which was partially granted during the fourth quarter of 2010, resulting in dismissal of the plaintiffs’ RICO claim. The RICO complaint was re-filed later in the fourth quarter of 2010 and named specific corporate officers. Following briefing and oral arguments, the Court granted the company’s motion to dismiss the RICO claim and further dismissed all individual defendants. All issues regarding the class certification and summary judgment have been fully briefed and are awaiting a ruling. The parties have mediated the case on two occasions without success. The Company believes it possesses meritorious defenses to both plaintiffs’ class and substantive allegations. Given the inherent uncertainties of litigation, the ultimate outcome of the case cannot be predicted at this time, nor can possible damages, if any, be reasonably estimated. Should the plaintiffs prevail on their substantive claims, any damages awarded could be significant.
1112-1313646
27

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies (continued)
Similar class action complaints have also been brought against the Company and certain subsidiaries in the States of Georgia, Alabama, and Illinois. The matter filed in the State of Illinois pertains to a class of individuals and entities in Indiana, Michigan, Illinois, Missouri, Kentucky, Minnesota, and Wisconsin. Each of these matters is in various stages of the discovery process. Given the inherent uncertainties of litigation, the ultimate outcome of these cases cannot be predicted at this time, nor can possible damages, if any, be reasonably estimated. Should the plaintiffs prevail on their substantive claims, any damages awarded could be significant.
The Company’s charter and bylaws require indemnification of its officers and directors if statutory standards of conduct have been met and allow the advancement of expenses to these individuals upon receipt of an undertaking by the individuals to repay all expenses if it is ultimately determined that they did not meet the required standards of conduct. The Company may incur substantial expenses in connection with the fulfillment of its advancement of costs and indemnification obligations in connection with current actions involving former or current officers of the Company or other actions or proceedings that may be brought against its former or current officers and employees.
In the normal course of its business, and as a result of the extensive government regulation of the solid waste industry, the Company periodically may become subject to various judicial and administrative proceedings and investigations involving federal, state, or local agencies. The Company is involved in various environmental matters and governmental proceedings, including original or renewal permit filings in connection with the establishment, operations, expansion, and closure and post-closure activities of certain landfills and other facilities. There can be no assurance that such permits will be granted or that other related proceedings will be resolved in a manner favorable to the Company. From time to time, the Company also may be subjected to actions brought by citizens’ groups in connection with the permitting of landfills and other facilities or alleging violations of the permits pursuant to which the Company operates. The Company is also subject from time to time to general commercial claims and litigation and personal injury or property damage claims and litigation arising out of accidents involving its vehicles. The Company believes that the ultimate resolution of these matters will not have a material adverse effect on its financial condition or results of operations.
1112-1313646
28

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies (continued) Royalties
The Company has various arrangements that require it to pay royalties to former landowners, lessors, or the host communities in which certain operations are located. These obligations are generally based on waste tonnage disposed at specified landfills or transfer stations. These royalties are payable monthly or quarterly and amounts incurred, but not paid, are accrued in the accompanying consolidated balance sheets.
Insurance
The Company, through arrangements with VESNA, carries a commercial general liability policy and a property damage policy. The Company maintains an environmental impairment liability policy on its landfills and transfer stations that provides coverage, on a “claims-made” basis, against certain third-party, off-site environmental damage. There can be no assurance that the environmental impairment policy will remain in place or provide sufficient coverage for existing, but not yet known, third-party, off-site environmental liabilities.
1112-1313646
29

Ernst & Young LLP
Assurance | Tax | Transactions | Advisory
About Ernst & Young
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Ernst & Young refers to the global organization of member firms of Ernst & Young Global Limited, each of which is a separate legal entity.
Ernst & Young Global Limited, a UK company limited by guarantee, does not provide services to clients. This Report has been prepared by Ernst & Young LLP, a client serving member firm located in the United States.

Exhibit 3.6-2

CONSOLIDATED FINANCIAL STATEMENTS
Veolia ES Solid Waste, Inc.
Years Ended December 31, 2010 and 2009 With Report of Independent Auditors
Ernst & Young LLP
ERNST & YOUNG

Veolia ES Solid Waste, Inc.
Consolidated Financial Statements
Years Ended December 31, 2010 and 2009
Contents
Report of Independent Auditors 1
Consolidated Financial Statements
Consolidated Balance Sheets 2
Consolidated Statements of Income and Retained Earnings 3
Consolidated Statements of Cash Flows 4
Notes to Consolidated Financial Statements 5
1009-1190594

ERNST & YOUNG
Ernst & Young LLP
155 North Wacker
Chicago, IL 60606-1787
Tel: +1 312 879 2000
Fax: +1 312 879 4000
www.ey.com
Report of Independent Auditors
The Board of Directors and Shareholder Veolia ES Solid Waste, Inc.
We have audited the accompanying consolidated balance sheets of Veolia ES Solid Waste, Inc. (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Veolia ES Solid Waste, Inc. at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.
March 28, 2011
Ernst & Young LLP
1009-1190594
1
A member firm of Ernst & Young Global Limited

Veolia ES Solid Waste, Inc.
Consolidated Balance Sheets
(In Thousands)
December 31
2010 2009
Assets
Current assets:
Cash and cash equivalents $2,776 $2,886
Accounts receivable, net of allowance for doubtful accounts of $1,625 and $1,628 in 2010 and 2009, respectively 120,652 110,998
Deferred tax assets 5,344 6,205
Due from affiliates - 2,671
Prepaid expenses and other current assets 10,215 11,721
Total current assets 138,987 134,481
Property and equipment, net 729,382 729,614
Intangible assets, net 16,108 13,090
Goodwill 865,051 867,728
Restricted funds held in trust 1,860 1,805
Investment in unconsolidated affiliates 15,208 15,712
Other assets 3,240 2,862
Total assets $1,769,836 $1,765,292
Liabilities and shareholder’s equity
Current liabilities:
Accounts payable $43,898 $42,344
Accrued payroll and related expenses 18,149 16,397
Other accrued expenses 71,734 66,659
Deferred revenue 46,200 48,319
Total current liabilities 179,981 173,719
Disposal site closure and long-term care obligation 170,137 158,619
Deferred tax liabilities 82,914 85,436
Due to affiliates, net (Note 7) 419,149 501,667
Other liabilities 30,431 25,177
Total liabilities 882,612 944,618
Shareholder’s equity:
Paid-in capital 725,865 725,855
Retained earnings 161,359 94,819
Total shareholder’s equity 887,224 820,674
Total liabilities and shareholder’s equity $1,769,836 $1,765,292
See accompanying notes.
1009-1190594
2

Veolia ES Solid Waste, Inc.
Consolidated Statements of Income and Retained Earnings
(In Thousands)
Year Ended December 31
2010 2009
Revenues $780,640 $751,155
Expenses:
Cost of operations 459,196 441,181
Selling, general, and administrative expenses 81,616 75,411
Depreciation and amortization 110,774 112,325
Total expenses 651,586 628,917
Income from operations 129,054 122,238
Other income (expense):
Earnings from equity investee 996 1,223
Interest expense, net - related party (3,214) (14,224)
Other, net (16,186) (15,859)
Income before income taxes 110,650 93,378
Provision for income taxes 44,110 33,968
Net income 66,540 59,410
Retained earnings at beginning of year 94,819 86,586
Dividends paid to VESNA (Note 7) - (51, 177)
Retained earnings at end of year $161,359 $ 94,819
See accompanying notes.
1009-1190594
3

Veolia ES Solid Waste, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
Year Ended December 31
2010 2009
Operating activities
Net income $66,540 $59,410
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization 110,774 112,325
Deferred income taxes (279) 5,376
Gain on sales of property and equipment (1,662) (1,086)
Dividends in excess of (less than) earnings from equity investee 504 (523)
Changes in operating assets and liabilities, net of effects of acquired businesses:
Accounts receivable (10,079) 10,769
Prepaid expenses and other current assets 1,314 (2,115)
Accounts payable and accrued expenses 4,263 (459)
Disposal site closure and long-term care obligation 3,289 8,165
Other (2,549) (2,756)
Net cash provided by operating activities 172,115 189,106
Investing activities
Acquisition of businesses, net of cash acquired (41,967) (2,226)
Purchases of property and equipment (89,392) (76,318)
Proceeds from sale of assets 4,644 2,503
Proceeds from sale of business 34,392 -
Increase in restricted funds held in trust (55) (11)
Net cash used in investing activities (92,378) (76,052)
Financing activities
(Repayments to) borrowings from affiliates, net (79,847) 264,673
Proceeds from debt payable to affiliate - 6,216
Repayment of debt payable to affiliate - (331,713)
Dividends paid to VESNA (Note 7) - (51,177)
Net cash used in financing activities (79,847) (112,001)
Net change in cash and cash equivalents (110) 1,053
Cash and cash equivalents at beginning of year 2,886 1,833
Cash and cash equivalents at end of year $2,776 $2,886
See accompanying notes.
1009-1190594
4

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements
(In Thousands)
December 31, 2010
1. Organization and Basis of Presentation
Veolia ES Solid Waste, Inc. (the Company) is a wholly owned subsidiary of Veolia Environmental Services North America Corp. (VESNA), which is an indirect subsidiary of Veolia Environment (VE). VE is publicly traded on the Paris stock exchange, with American Depository Receipts also traded on the New York Stock Exchange.
The Company is an integrated solid waste services company providing a range of collection, transfer, transportation, disposal, and recycling services to generators of solid waste and special waste. The Company provides these services in Alabama, Florida, Georgia, Illinois, Indiana, Kentucky, Michigan, Minnesota, Missouri, New Jersey, Pennsylvania, and Wisconsin. As of December 31, 2010, the Company owned and operated 27 landfills, one closed landfill, 67 solid waste collection operations, 13 recycling facilities, and 36 solid waste transfer stations. The Company also manages two other third-party-owned landfills, two recycling facilities, and six transfer stations.
The Company markets its services principally through its facility managers and direct-sales representatives. The Company also obtains new customers from referral sources, reputation, and local media marketing. The Company has a diverse customer base, with no single customer accounting for more than 3% of the Company’s revenues during the years ended December 31, 2010 and 2009. The Company does not believe that the loss of any single customer would have a material adverse effect on the Company’s results of operations.
The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.
2. Significant Accounting Policies Revenue Recognition
The Company earns revenue principally by providing collection, transportation, recycling, and disposal services to generators of solid and special waste. Revenues are recorded as services are performed. Certain customers are billed in advance and, accordingly, recognition of the related revenues is deferred until the services are provided. Revenues are recorded net of applicable sales taxes.
1009-1190594
5

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
The Company grants credit to the majority of its customers. It is not the policy of the Company to require collateral from its customers in order to provide credit. On a periodic basis, the Company evaluates its accounts receivable and establishes the allowance for doubtful accounts based on a combination of specific customer circumstances and credit conditions, as well as the Company’s history of write-offs and collections. The Company’s policy is, generally, to not charge interest on trade receivables after the invoice becomes past due. A receivable is considered past due if payments have not been received by the due date listed on the invoice terms. Write-offs are recorded against the allowance for doubtful accounts when all reasonable efforts for collection have been exhausted.
Cash and Cash Equivalents
The Company considers all short-term investments with maturities of three months or less when purchased to be cash equivalents.
Property and Equipment
Property and equipment are stated at cost. Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the respective assets. Vehicles and equipment are depreciated over their useful lives ranging from 3 to 10 years. Containers and carts are depreciated over their useful lives ranging from 5 to 10 years. Buildings are depreciated over their useful lives ranging from 5 to 20 years. Leasehold improvements are depreciated over the lesser of the life of the asset or the remaining term of the lease.
Landfill costs include the purchase price of the landfill, landfill construction, engineering, and permit costs and certain other professional fees. These costs are amortized using the units-of-production method. Under this method, an amortization cost per ton is calculated for various types of solid waste for each of the Company’s landfills. The cost per ton is based on landfill-specific compaction factors, the determination of airspace utilization, and estimated remaining permitted airspace. The determination of airspace utilization and remaining permitted airspace is performed annually by conducting annual topographic surveys, using aerial and field survey techniques of the Company’s landfill facilities to determine the remaining airspace in each landfill. The surveys are reviewed by the Company’s consulting engineers, the Company’s internal engineering staff, and its accounting staff. Amortization is recorded by multiplying the respective cost per ton by the tonnage deposited into the landfill.
1009-1190594
6

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Landfill costs incurred for future development are not amortized until the permit is obtained and operations have commenced. Until such time, these costs are included with land and land improvements. If the Company determines that the landfill cannot be developed, these costs are charged to expense.
Goodwill and Other Intangible Assets
Goodwill is not amortized, but is subject to an annual impairment test. Amortizable intangible assets primarily consist of customer lists, which are amortized over 8 to 10 years.
The Company is required to perform goodwill impairment tests on an annual basis and between annual tests in certain circumstances. The Company performs its annual test for impairment in its fourth fiscal quarter and, in 2010 and 2009, concluded that an impairment charge was not required. There can be no assurance that future goodwill impairment tests will not result in a charge to earnings.
Restricted Funds Held in Trust
Restricted funds held in trust at December 31, 2010 and 2009, consisted of amounts on deposit with various regulatory bodies in accordance with state and local requirements. These funds, together with letters of credit, performance bonds (see Financial Assurance Bonds and Corporate Guarantees section in Note 2), and corporate guarantees, support the Company’s financial assurance obligations for its facilities’ closure and post-closure costs.
Disposal Site Closure and Long-Term Care
The Company has material financial obligations relating to closure and post-closure costs (long-term care) for which it is or may become responsible. Estimates for final closure and post-closure costs are developed using input from the Company’s engineers and accountants and are reviewed by management, typically at least once per year. These estimates involve projections of costs that will be incurred after the landfill ceases operations and during the legally required post-closure monitoring period. Once the final costs have been estimated, the Company inflates those costs to the expected time of payment and discounts the expected future costs back to present value.
1009-1190594
7

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
An inflation rate of 2.50% and a discount rate, using a credit-adjusted, risk-free discount rate of 5.94%, was used to determine the present value of the initial future closure and post-closure costs. The discount rate, established upon adoption of Statement of Financial Accounting Standards (SFAS) No. 143, Accounting for Asset Retirement Obligations (now codified in Accounting Standards Codification (ASC) Topic 410, Asset Retirement and Environmental Obligations), is based on the risk-free interest rate on obligations of similar maturity, adjusted for VE’s credit rating. Interest accretion on closure and post-closure liabilities is recorded using the effective-interest method and is included in the cost of operations on the consolidated statements of income and retained earnings.
The Company accrues prospectively for a landfill’s estimated total final closure and post-closure costs on a units-of-consumption basis by applying a rate per ton over the permitted capacity of the landfill. The debit corresponding to the increase in the accrual is recorded as an increase to landfill assets. These assets are then fully depreciated in the same period through depreciation expense. Closure and post-closure costs are fully accrued for each landfill once the site discontinues accepting waste. In addition, the Company accrues for landfill retirement costs arising from final capping obligations as discrete events, rather than as a part of closure costs. These capping obligations are also accrued prospectively on a units-of-consumption basis.
The Company does not believe that it is practical to develop a methodology to reliably estimate a market-risk premium and has, therefore, excluded any such market-risk premium from the determination of expected cash flows for landfill asset retirement obligations.
The changes to disposal site closure and long-term care obligation for the years ended December 31, 2010 and 2009, are as follows:
January 1, 2009 $ 151,744
Liabilities incurred 11,211
Liabilities settled (2,476)
Accretion expense 10,640
December 31, 2009 171,119
Liabilities incurred 11,153
Liabilities settled (6,905)
Accretion expense 10,196
Acquisition of landfill (Note 3) 7,198
Divestiture of landfills (Note 3) (6,624)
December 31, 2010 $ 186,137
1009-1190594 8

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Financial Assurance Bonds and Corporate Guarantees
For certain obligations, the Company elects to satisfy its financial assurance obligations through the use of bonds. The Company pays annual premiums to obtain performance bonds underwritten by insurance carriers. These premiums are amortized over the life of the bond when material. At December 31, 2010 and 2009, the Company had $159,165 and $65,242, respectively, of coverage under performance bonds for closure and post-closure activities and coverage of $69,825 and $75,339, respectively, for other activities.
The Company satisfies certain financial assurance obligations to state regulatory agencies for landfill closure and post-closure through corporate guarantees. At December 31, 2010 and 2009, the Company had provided corporate guarantees totaling $59,600 and $61,200, respectively.
There are no probable and reasonably estimable losses under these corporate guarantees at either December 31, 2010 or 2009. Accordingly, there are no liabilities recorded on the balance sheets.
Investments in Unconsolidated Affiliates
The Company has a 50% equity interest in Urban Sanitation Company Limited, a Bahamian company. The 50% interest provides the Company significant influence but is not a controlling interest; therefore, the Company accounts for its investment using the equity method.
Income Taxes
The operations of the Company and certain affiliates are included in the consolidated federal income tax return of Veolia Environnement North America Operations, Inc. (VENAO), a subsidiary of VE. Taxes payable to VENAO are included with other accrued expenses on the consolidated balance sheets (see Note 6) and are calculated as if the Company were a stand-alone taxpayer (see Note 8). Actual federal taxes paid are determined at the VENAO consolidated level.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.
1009-1190594 9

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
The Company recognizes a tax benefit for positions taken on a tax return when such positions are considered more likely than not to be sustained based solely on their technical merits. Although the Company believes that the positions taken on previously filed tax returns are appropriate, it nevertheless has established tax, penalties, and interest reserves through the income tax provision for certain tax positions that do not meet the recognition threshold based on an evaluation of all available evidence. The tax reserves are reviewed as circumstances warrant and adjusted as events occur that affect the Company’s estimated liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits, additional exposure based on current calculations, identification of new issues, issuance of administrative guidance, or rendering of a court decision affecting a particular tax issue.
Consolidated Statements of Cash Flows
Supplemental disclosures of cash flow information are as follows:
Year Ended December 31
2010 2009
Interest paid, including payments to affiliates $ 7,126 $ 19,647
Income taxes paid, including payments to affiliates 47,086 27,228
Income tax refunds received 214 3,376
Fair Value of Financial Instruments
The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, restricted funds held in trust, accounts payable, debt instruments with related parties, and amounts due from and due to affiliates. None of the Company’s debt instruments outstanding at December 31, 2010, have readily ascertainable market values due to the related-party status. It was not practicable to estimate the fair value of these amounts. See Note 7 for the terms and carrying values of the Company’s various debt instruments. The carrying values of the other financial instruments are considered to be representative of their respective fair values.
1009-1190594 10

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Impairment of Long-Lived Assets
Property and equipment and amortizable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of expected undiscounted cash flows is less than the carrying value of the related asset or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets.
Use of Estimates
The preparation of consolidated financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. Although management believes that the Company’s estimates and assumptions are reasonable, they are based upon information presently available. Actual results may differ significantly from the estimates.
Subsequent Events
In connection with the preparation of these consolidated financial statements, the Company evaluated subsequent events through March 28, 2011, the date these consolidated financial statements were available to be issued. There were no subsequent events required to be recognized or disclosed in these consolidated financial statements.
New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (FASB) issued new accounting guidance on improving disclosures about fair value measurements. The new guidance requires additional disclosures relating to significant transfers between Level 1 and 2 of the fair value hierarchy and, for Level 3 fair value measurements, disclosures regarding purchases, sales, issuances, and settlements. The guidance also clarifies existing disclosures about inputs and valuation techniques and the appropriate level of disaggregation of assets and liabilities for which fair values are provided. At December 31, 2010, the Company did not have any fair value measurements involving transfers between Level 1 and 2, or any Level 3 fair value measurements under the fair value hierarchy.
1009-1190594 11

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
3. Acquisitions and Divestitures
During 2010, the Company paid approximately $42.0 million in cash to acquire certain businesses, including one landfill and two solid waste collection operations with certain equipment, customers, and routes that the Company can integrate with its existing landfills and solid waste transfer operations. The preliminary allocation of the purchase price was primarily to property and equipment of $24.4 million; other intangible assets of $6.8 million; goodwill of
$16.4 million; and landfill closure liability of $(7.2) million. Goodwill represents the premium paid to acquire solid waste collection and disposal operations and an employee workforce with potential synergies involved in integrating the purchased solid waste collection operations into the Company’s existing landfills and solid waste transfer operations. The entire amount of goodwill is expected to be deductible for tax purposes.
During 2009, the Company paid $2.2 million in cash to acquire certain businesses, including three solid waste collection operations with certain equipment, customers, and routes that the Company can integrate with its existing landfills and solid waste transfer operations. The allocation of the purchase price was primarily to property and equipment of $0.7 million; other intangible assets of $0.1 million; and goodwill of $1.7 million. Goodwill represents the premium paid to acquire solid waste collection operations and an employee workforce with potential synergies involved in integrating the purchased solid waste collection operations into the Company’s existing landfills and solid waste transfer operations. The entire amount of goodwill is expected to be deductible for tax purposes.
As an integral part of certain acquisitions, the former shareholders signed contracts not to compete and, in certain situations, key management members entered into employment agreements to continue in the management of these businesses. Costs associated with these arrangements are charged to operations over their respective lives.
On October 2, 2010, the Company disposed of two landfills and four hauling operations located in Missouri and Illinois for proceeds of $34.4 million. As a result of this transaction, the Company derecognized net assets with a carrying value of $13.2 million (primarily property, equipment, and landfill closure liability) and goodwill of $21.2 million was allocated to the disposal. No gain or loss was recognized related to this transaction. The buyer in this transaction was a third party and also the seller of a business including one landfill and certain solid waste hauling operations acquired by the Company during 2010. Both transactions closed at the same time.
1009-1190594 12

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
3. Acquisitions and Divestitures (continued)
During 2010, the Company recorded certain adjustments to purchase accounting for previous acquisition transactions, resulting in an increase of approximately $2.1 million to goodwill, an increase of approximately $1.4 million to deferred tax assets, and an increase of approximately $3.5 million to other liabilities on the accompanying balance sheet.
4. Property and Equipment
Property and equipment consist of the following:
December 31
2010 2009
Land and land improvements $ 1,017,880 $ 970,485
Vehicles and equipment 418,270 402,292
Containers and carts 167,453 163,877
Buildings and leasehold improvements 103,985 103,371
1,707,588 1,640,025
Less accumulated depreciation and amortization 978,206 910,411
$ 729,382 $ 729,614
Gross landfill costs of approximately $982,655 and $939,575 are included in land and land improvements at December 31, 2010 and 2009, respectively. Landfill costs incurred for future development are also included in land and land improvements. These costs represent various landfill properties and costs related to potential additional airspace expansions for which the Company intends to seek permits, with an aggregate book carrying value of approximately $56,759 and $46,594 at December 31, 2010 and 2009, respectively, which are not being amortized. During the years ended December 31, 2010 and 2009, interest of approximately $29 and $162, respectively, was capitalized related to land being actively developed.
Total depreciation expense recorded in 2010 and 2009 was $107,877 and $106,613, respectively.
1009-1190594 13

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
5. Intangible Assets
The following tables present details of the Company’s intangible assets:
December 31, 2010
Gross Accumulated Amortization Net
Customer lists $ 82,161 $ 68,640 $ 13,521
Other 4,263 1,676 2,587
$ 86,424 $ 70,316 $ 16,108
December 31, 2009
Gross Accumulated Amortization Net
Customer lists $ 82,635 $ 71,040 $ 11,595
Other 2,953 1,458 1,495
$ 85,588 $ 72,498 $ 13,090
Total amortization expense recorded was $2,897 and $5,712 in 2010 and 2009, respectively, related to these identifiable intangible assets. The estimated future amortization expense of purchased intangible assets for the five years succeeding December 31, 2010, is as follows: 2011 - $1,950; 2012 - $1,717; 2013 - $1,624; 2014 - $1,405; and 2015 - $1,305.
1009-1190594 14

Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

6. Other Accrued Expenses

Other accrued expenses consist of the following:

	December 31 2010	December 31 2009
Insurance	**$ 11,000**	$ 12,000
Current portion of disposal site closure and long-term care obligation	**16,000**	12,500
State income taxes payable	**2,733**	3,474
Income taxes payable to VENAO (Note 7)	**8,056**	9,800
Accrued VESNA interest expense (Note 7)	**534**	532
Accrued Veolia Proprete S.A. royalty expense (Note 7)	**1,977**	3,889
Accrued taxes (property and environmental)	**22,975**	16,402
Other	**8,459**	8,062
	$ 71,734	$ 66,659

7. Transactions With Affiliates

Amounts due from affiliates are as follows:

	December 31 2010	December 31 2009
Veolia ES Industrial Services	**$ –**	$ 2,671

Amounts due from Veolia ES Industrial Services represent net cash transactions.

1009-1190594

15

Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

7. Transactions With Affiliates (continued)

Amounts due to affiliates are as follows:

	December 31	
	2010	**2009**
Income taxes payable to VENAO	**$ 8,056**	$ 9,800
Veolia Proprete S.A.	**1,977**	3,889
VESNA	**419,683**	502,199
	$ 429,716	$ 515,888

Income taxes payable to VENAO are included in other accrued expenses and represent amounts due under tax-sharing arrangements with affiliates.

Amounts due to Veolia Proprete S.A., an affiliate of VESNA, are included in other accrued expenses on the consolidated balance sheets and represent unpaid brand royalty fees at December 31, 2010 and 2009.

Amounts due to VESNA represent a promissory note payable, as discussed below, and net cash sweeps relating to a cash-pooling arrangement offset by various expenses, including insurance coverage, interest expense and management fees paid by VESNA on behalf of the Company. At December 31, 2010, the net cash sweep amount due from VESNA was $82,809 and has been reflected as a reduction in the amounts due to affiliates on the accompanying consolidated balance sheet. The balance due from VESNA under the cash-pooling arrangement bears interest at a rate of 4.92% in 2010. Interest income (expense) on the principal balance due to or from VESNA under the cash-pooling arrangement is payable monthly and was $3,783 and $(518) during 2010 and 2009, respectively.

On October 30, 2006, the Board of Directors of the Company authorized a dividend payment of $180,000 to VESNA. The dividend payment was funded through borrowings from a 10-year promissory note with VESNA in the same amount. The note bears interest at a rate that is reset quarterly equal to the London Interbank Offered Rate (LIBOR) plus 0.90% (1.19% and 1.18% at December 31, 2010 and 2009, respectively). Interest accrued on the principal balance is payable quarterly. The principal balance plus any unpaid interest is payable in full on October 30, 2016. Interest expense related to the note payable to VESNA was $2,238 and $3,175 for the years ended December 31, 2010 and 2009, respectively.

1009-1190594

16

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
7. Transactions With Affiliates (continued)
On October 30, 2009, the Board of Directors of the Company authorized a dividend payment of $51,177 to VESNA. The dividend was paid to VESNA during 2009 and was funded through the cash-pooling arrangement.
Debt Payable to VESNA
On July 28, 2000, the Company entered into a debt agreement with Veolia Proprete S.A. The debt bore interest at LIBOR plus 0.90%. The outstanding principal balance of $318,359 and accrued interest under this debt agreement were paid in full on December 6, 2007, with proceeds from borrowings under two new debt agreements with Veolia Proprete S.A. The first of the new agreements (Medium-Term Loan) allowed for a maximum principal balance of $211,000. The Medium-Term Loan bore interest at LIBOR plus 0.60% and had a maturity date of December 6, 2012. The second debt agreement (Long-Term Loan) allowed for a maximum principal balance of $110,958. The Long-Term Loan bore interest at LIBOR plus 1.60% and had a maturity date of December 6, 2022. Interest expense related to the Medium-Term and Long-Term Loan agreements totaled $6,216 for 2009.
The outstanding principal balance of $321,958 and accrued interest under the Medium-Term and Long-Term Loan agreements were paid in full on August 26, 2009, with proceeds from borrowings under two new debt agreements with VESNA. The first of the new agreements (VESNA Medium-Term Loan) allows for a maximum principal balance of $211,000 and matures on August 26, 2014. During the period from August 26, 2009 to December 31, 2009, the VESNA Medium-Term Loan bore interest at a fixed rate of 4.01%. Following that period, the VESNA Medium-Term Loan bears interest at a rate that is reset semiannually equal to LIBOR plus 0.60% (1.33% at December 31, 2010). The second debt agreement (VESNA Long-Term Loan) allows for a maximum principal balance of $110,958 and matures on August 26, 2024. During the period from August 26, 2009 to December 31, 2009, the VESNA Long-Term Loan bore interest at a fixed rate of 4.01%. Following that period, the VESNA Long-Term Loan bears interest at a rate that is reset semiannually equal to LIBOR plus 1.60% (2.33% at December 31, 2010). At December 31, 2010, outstanding borrowings under the VESNA Medium-Term and Long-Term Loan agreements were $211,000 and $110,958, respectively. Interest expense related to the VESNA Medium-Term and Long-Term Loan agreements totaled $2,396 and $2,363 for 2010, respectively, and $2,828 and $1,487 for 2009, respectively.
1009-1190594 17

Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

7. Transactions With Affiliates (continued)

Interest and fees to affiliates were as follows:

	Year Ended December 31	
	2010	**2009**
Interest expense (included in interest expense, net)	**$ 6,997**	$ 14,224
Interest income (included in interest expense, net)	**(3,783)**	–
Veolia Proprete S.A. royalty fee (included in other, net)	**7,812**	7,506
VESNA management fee (included in other, net)	**11,240**	10,410

Interest expense includes interest on borrowings and debt due to Veolia Proprete S.A. and VESNA. Interest income includes interest on balances due from VESNA under the cash-pooling arrangement. The Veolia Proprete S.A. royalty fee is approximately 1% of third-party revenue. The Company is charged a fee for various additional management and administrative services provided by VESNA.

Veolia Environnement Letter-of-Credit Facility

The Company participates in a $1.25 billion letter-of-credit facility with VE and certain of its U.S. subsidiaries (VE LOC Facility). At December 31, 2010, the Company had open letters of credit totaling approximately $58,133 under the VE LOC Facility. Total expenses related to the VE LOC Facility were $878 and $1,038 during 2010 and 2009, respectively.

1009-1190594

18

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
8. Income Taxes
Current and deferred taxes have been presented by the Company on a stand-alone basis. The provision for income taxes consists of the following:
Year Ended December 31
2010 2009
Current:
Federal $ 39,332 $ 27,981
State 5,057 611
44,389 28,592
Deferred:
Federal (247) 4,513
State (32) 863
(279) 5,376
$ 44,110 $ 33,968
The differences in the provisions for income taxes and the amounts determined by applying the federal statutory rate of 35% for both 2010 and 2009 to income before income taxes are as follows:
Year Ended December 31
2010 2009
Tax at statutory rate $ 38,727 $ 32,682
State income taxes, net of federal benefit 3,434 2,109
Other 1,949 (823)
Tax expense $ 44,110 $ 33,968
1009-1190594 19

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
8. Income Taxes (continued)
The deferred income tax balances consist of the following:
December 31
2010 2009
Deferred tax liabilities:
Property and equipment $ 84,430 $ 85,893
Intangible assets and tax - deductible goodwill 76,850 72,331
Other 1,820 2,182
Total deferred tax liabilities 163,100 160,406
Deferred tax assets:
Closure and long-term care obligations 75,310 69,378
Other expenses not currently deductible 10,220 10,857
State net operating loss carryforwards and tax credits 2,372 2,575
87,902 82,810
Valuation allowance for deferred tax assets (2,372) (1,635)
Total deferred tax assets 85,530 81,175
Net deferred tax liabilities $ 77,570 $ 79,231
At December 31, 2010 and 2009, the Company had net operating loss carryforwards of approximately $23,119 and $26,047, respectively, for state income tax purposes that began to expire in 2009. A valuation allowance of $1,433 and $1,635 has been recorded as of December 31, 2010 and 2009, respectively, related to all of the state net operating loss carryforwards that management believes will not be available to offset the future taxable income of the Company.
The Company also has state tax credit carryovers of approximately $1,446, which are entirely offset by a valuation allowance. It is management’s opinion that realization of the state tax credits is doubtful, in spite of the fact that they have no expiration date.
1009-1190594 20

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
9. Employee Benefit Plans
Defined-Contribution Plans
The Company has two defined-contribution 401(k) savings plans that cover substantially all non-union employees meeting certain minimum eligibility requirements. Participating employees can elect to defer a portion of their compensation and contribute to the plan on a pretax basis.
The Company also matches certain amounts, as defined in the plan documents. Contributions made by the Company under the various plans were $1,933 and $1,907 for the years ended December 31, 2010 and 2009, respectively, and are based on its required contributions to such plans.
Multi-Employer Pension Plans
The Company also participates in various trustee-managed “multi-employer” pension plans under collective bargaining agreements covering union-represented employees. These plans generally provide retirement benefits to participants based on their service to contributing employers. The Company does not have access to current plan financial information and, therefore, is unable to determine its portion of the projected benefit obligation, plan assets, and unfunded liability of the multi-employer pension plans to which it contributes.
The Company’s pension expense for multi-employer plans was $3,382 and $3,178 for the years ended December 31, 2010 and 2009, respectively, and is based on its required contributions to such plans.
1009-1190594 21

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies
Leases
The Company rents certain facilities and certain equipment under non-cancelable operating leases expiring at various dates through 2017. Future minimum lease payments under these leases as of December 31, 2010, are as follows:
Years ending December 31:
2011 $ 8,967
2012 8,222
2013 8,057
2014 6,730
2015 2,337
Thereafter 38
$ 34,351
Rent expense for the facilities and equipment under operating leases was $7,678 and $4,424 for the years ended December 31, 2010 and 2009, respectively.
Environmental
The Company engages independent environmental consulting firms as necessary to assist the Company in conducting environmental assessments of existing landfills or other properties in connection with companies acquired from third parties.
The ultimate amounts for environmental liabilities cannot be precisely determined, and estimates of such liabilities made by the Company, after consultation with the Company’s independent environmental engineers and legal counsel, require assumptions about future events due to a number of uncertainties, including the extent of any contamination, the appropriate remedy, the financial viability of other potentially responsible parties, and the final apportionment of responsibility among the potentially responsible parties. Where management has concluded that the Company’s estimated share of potential liabilities is probable, an undiscounted provision has been made in the consolidated financial statements.
1009-1190594 22

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies (continued)
The Company is subject to various laws and governmental regulations concerning environmental matters and continually monitors its operations with respect to potential environmental issues, including changes in environmental regulations and remediation technologies. The Company accrues for anticipated environmental monitoring and remediation costs for its landfills in the long-term care accrual (see Note 2).
The Company or its subsidiaries have been notified that they are potentially responsible parties at certain sites listed on the National Priorities List published by the U.S. Environmental Protection Agency. When the Company concludes that it is probable that a material liability has been incurred with respect to a site, a provision will be made in the Company’s consolidated financial statements reflecting the Company’s best estimate of the liability based on management’s judgment and experience, information available from regulatory agencies, and the number, financial resources, and relative degree of responsibility of other potentially responsible parties who are jointly and severally liable for remediation of the site, as well as the typical allocation of costs among such parties. The Company believes that ultimate resolution of these environmental liabilities will not have a material adverse effect on the Company’s results of operations or financial condition.
As is the case with all sites, the performance of the elected remedies will be subject to periodic review by regulatory agencies. In the event that the selected remedies do not perform adequately to meet applicable state and federal standards, additional remedial measures beyond those currently anticipated could be required by regulatory agencies. Implementation of any such additional remedial measures may involve substantial additional costs beyond those currently anticipated.
Legal
The Company is subject to extensive and evolving laws and regulations and has implemented its own environmental safeguards to respond to regulatory requirements. In the normal course of conducting its operations, the Company may become involved in certain legal and administrative proceedings. Some of these actions may result in fines, penalties, or judgments against the Company, which may have an impact on earnings for a particular period. The Company accrues for litigation and regulatory compliance contingencies when such costs are probable and can reasonably be estimated. The Company expects that matters in process at December 31, 2010, which have not been accrued in the consolidated financial statements, will not have a material adverse effect on liquidity, financial position, or results of operations.
1009-1190594 23

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies (continued)
In the normal course of its business, and as a result of the extensive government regulation of the solid waste industry, the Company periodically may become subject to various judicial and administrative proceedings and investigations involving federal, state, or local agencies. The Company is involved in various environmental matters and governmental proceedings, including original or renewal permit filings in connection with the establishment, operations, expansion, and closure and post-closure activities of certain landfills and other facilities. There can be no assurance that such permits will be granted or that other related proceedings will be resolved in a manner favorable to the Company. From time to time, the Company also may be subjected to actions brought by citizens’ groups in connection with the permitting of landfills and other facilities or alleging violations of the permits pursuant to which the Company operates. The Company is also subject from time to time to general commercial claims and litigation and personal injury or property damage claims and litigation arising out of accidents involving its vehicles. The Company believes that the ultimate resolution of these matters will not have a material adverse effect on its financial condition or results of operations.
Insurance
The Company, through arrangements with VESNA, has insurance coverage for workers’ compensation and motor vehicle liabilities in excess of certain occurrence deductibles. Provisions are recorded each period for incidents and claims below the occurrence deductible and represent management’s best estimate of the ultimate settlement of developed claims, including claims incurred but not reported. Such provisions representing the obligations of the Company are reflected in the accompanying consolidated financial statements. VESNA purchases insurance coverage on behalf of the Company. To the extent that the insurance purchased by VESNA provides coverage for claims in excess of certain occurrence deductibles that are higher than the arrangements between the Company and VESNA, the additional liability is paid by VESNA on behalf of the Company and is not reflected as a liability in the accompanying consolidated financial statements.
The Company also carries a commercial general liability policy and a property damage policy. The Company maintains a limited environmental impairment liability policy on its landfills and transfer stations that provides coverage, on a “claims-made” basis, against certain third-party, off-site environmental damage. There can be no assurance that the limited environmental impairment policy will remain in place or provide sufficient coverage for existing, but not yet known, third-party, off-site environmental liabilities.
1009-1190594 24

Ernst & Young LLP
Assurance Tax Transaction Advisory
About Ernst & Young
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For more information, please visit www.ey.com
Ernst & Young refers to the global organization of member firms of Ernst & Young Global Limited, each of which is a separate legal entity.
Ernst & Young Global Limited, a UK company limited by guarantee, does not provide services to clients. This Report has been prepared by Ernst & Young LLP, a client serving member firm located in the United States.

Exhibit 3.6-3

CONSOLIDATED FINANCIAL STATEMENTS
Veolia ES Solid Waste, Inc.
Years Ended December 31, 2009 and 2008
With Report of Independent Auditors

Veolia ES Solid Waste, Inc.
Consolidated Financial Statements
Years Ended December 31, 2009 and 2008
Contents
Report of Independent Auditors 1
Consolidated Financial Statements
Consolidated Balance Sheets 2
Consolidated Statements of Income and Retained Earnings 3
Consolidated Statements of Cash Flows 4
Notes to Consolidated Financial Statements 5
0910-1096300

ERNST & YOUNG
Ernst & Young LLP
875 East Wisconsin Avenue
Milwaukee, WI 53202
Tel: +1 414 273 5900
Fax: +1 414 223 7200
www.ey.com
Report of Independent Auditors
The Board of Directors and Shareholder Veolia Solid Waste, Inc.
We have audited the accompanying consolidated balance sheets of Veolia ES Solid Waste, Inc. (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Veolia ES Solid Waste, Inc. at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.
Ernst & Young LLP
March 26, 2010
0910-1096300
1

Veolia ES Solid Waste, Inc.
Consolidated Balance Sheets
(In Thousands)
December 31
2009 2008
Assets
Current assets:
Cash and cash equivalents $2,886 $1,833
Accounts receivable, net of allowance for doubtful accounts of $1,628 and $2,778 in 2009 and 2008, respectively 110,998 121,480
Deferred tax assets 6,205 7,148
Due from affiliates 2,671 —
Prepaid expenses and other current assets 11,721 9,589
Total current assets 134,481 140,050
Property and equipment, net 729,614 749,399
Intangible assets, net 13,090 18,747
Goodwill 867,728 866,047
Restricted funds held in trust 1,805 1,794
Investment in unconsolidated affiliates 15,712 15,189
Due from affiliates —   2,549
Other assets 2,862 3,011
Total assets $1,765,292 $1,796,786
Liabilities and shareholder’s equity
Current liabilities:
Dividends paid to VESNA (Note 7) $42,344 $48,733
Accrued payroll and related expenses 16,397 18,759
Other accrued expenses 66,659 55,271
Deferred revenue 48,319 47,884
Total current liabilities 173,719 170,647
Debt payable to affiliate —   321,958
Disposal site closure and long-term care obligation 158,619 142,244
Deferred tax liabilities 85,436 81,003
Due to affiliates 501,667 240,411
Other liabilities 25,177 28,082
Total liabilities 944,618 984,345
Shareholder’s equity:
Paid-in capital 725,855 725,855
Retained earnings 94,819 86,586
Total shareholder’s equity 820,674 812,441
Total liabilities and shareholder’s equity $1,765,292 $1,796,786
See accompanying notes.
0910-1096300
2

Veolia ES Solid Waste, Inc.
Consolidated Statements of Income and Retained Earnings
(In Thousands)
Year Ended December 31
2009 2008
Revenues $751,155 $803,416
Expenses:
Cost of operations 441,181 493,051
Selling, general, and administrative expenses 75,411 78,020
Depreciation and amortization 112,325 116,395
Total expenses 628,917 687,466
Income from operations 122,238 115,950
Other income (expense):
Earnings from equity investee 1,223 1,200
Interest expense - related party (14,224) (25,282)
Other, net (15,859) (14,259)
Income before income taxes 93,378 77,609
Provision for income taxes 33,968 30,664
Net income 59,410 46,945
Retained earnings at beginning of year 86,586 39,641
Dividends paid to VESNA (Note 7) (51,177) -
Retained earnings at end of year $94,819 $86,586
See accompanying notes.
0910-l096300
3

Veolia ES Solid Waste, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
Year Ended December 31 2009 2008
Operating activities
Net income $59,410 $46,945
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization 112,325 116,395
Deferred income taxes 5,376 676
Gain on sales of property and equipment (1,086) (2,183)
Dividends in excess of earnings from equity investee (523) 400
Changes in operating assets and liabilities, net of effects of acquired businesses:
Accounts receivable 10,769 3,813
Prepaid expenses and other current assets (2,115) 6,674
Accounts payable and accrued expenses (459) 4,391
Disposal site closure and long-term care obligation 8,165 (726)
Other (2,756) (1,813)
Net cash provided by operating activities 189,106 174,572
Investing activities
Acquisition of businesses, net of cash acquired (2,226) (17,527)
Purchases of property and equipment (76,318) (126,913)
Dividends paid to VESNA (Note 7) 2,503 2,916
Increase in restricted funds held in trust (11) (79)
Net cash used in investing activities (76,052) (141,603)
Financing activities
Borrowings from (repayments to) affiliates, net 264,673 (37,254)
Proceeds from debt payable to affiliate 6,216 14,770
Repayment of debt payable to affiliate (331,713) (8,652)
Dividends paid to VESNA (Note 7) (51,1771) —
Net cash used in financing activities (112,001) (31,136)
Net change in cash and cash equivalents 1,053 1,833
Cash and cash equivalents at beginning of year 1,833 —
Cash and cash equivalents at end of year $2,886 $1,833
See accompanying notes.
0910-1096300 4

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements
(In Thousands)
December 31, 2009
1. Organization and Basis of Presentation
Veolia ES Solid Waste, Inc. (VES-SW or the Company) is a wholly owned subsidiary of Veolia Environmental Services North America Corp. (VESNA), which is an indirect subsidiary of Veolia Environnement (VE). VE is publicly traded on the Paris stock exchange, with American Depository Receipts also traded on the New York Stock Exchange.
The Company is an integrated solid waste services company providing a range of collection, transfer, transportation, disposal, and recycling services to generators of solid waste and special waste. The Company provides these services in Alabama, Florida, Georgia, Illinois, Indiana, Kentucky, Michigan, Minnesota, Missouri, New Jersey, Pennsylvania, and Wisconsin. As of December 31, 2009, the Company owned and operated 27 landfills, one closed landfill, 71 solid waste collection operations, 12 recycling facilities, and 35 solid waste transfer stations. The Company also manages two other third-party-owned landfills, two recycling facilities, and five transfer stations.
The Company markets its services principally through its facility managers and direct-sales representatives. The Company also obtains new customers from referral sources, reputation, and local media marketing. The Company has a diverse customer base, with no single customer accounting for more than 3% of the Company’s revenues during the years ended December 31, 2009 and 2008. The Company does not believe that the loss of any single customer would have a material adverse effect on the Company’s results of operations.
The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.
2. Significant Accounting Policies Revenue Recognition
The Company earns revenue principally by providing collection, transportation, recycling, and disposal services to generators of solid and special waste. Revenues are recorded as services are performed. Certain customers are billed in advance and, accordingly, recognition of the related revenues is deferred until the services are provided.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
The Company grants credit to the majority of its customers. It is not the policy of the Company to require collateral from its customers in order to provide credit. On a periodic basis, the Company evaluates its accounts receivable and establishes the allowance for doubtful accounts based on a combination of specific customer circumstances and credit conditions, as well as the Company’s history of write-offs and collections. The Company’s policy is, generally, to not charge interest on trade receivables after the invoice becomes past due. A receivable is considered past due if payments have not been received by the due date listed on the invoice terms. Write-offs are recorded against the allowance for doubtful accounts when all reasonable efforts for collection have been exhausted.
Cash and Cash Equivalents
The Company considers all short-term investments with maturities of three months or less when purchased to be cash equivalents.
Property and Equipment
Property and equipment are stated at cost. Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the respective assets. Vehicles and equipment are depreciated over useful lives ranging from 3 to 10 years. Containers and carts are depreciated over useful lives ranging from 5 to 10 years. Buildings are depreciated over useful lives ranging from 5 to 20 years. Leasehold improvements are depreciated over the lesser of the life of the asset or the remaining term of the lease.
Landfill costs include the purchase price of the landfill, landfill construction, engineering, and permit costs and certain other professional fees. These costs are amortized using the units-of-production method. Under this method, an amortization cost per ton is calculated for various types of solid waste for each of the Company’s landfills. The cost per ton is based on landfill-specific compaction factors, the determination of airspace utilization and estimated remaining permitted airspace. The determination of airspace utilization and remaining permitted airspace is performed annually by conducting annual topographic surveys, using aerial and field survey techniques of the Company’s landfill facilities to determine remaining airspace in each landfill. The surveys are reviewed by the Company’s consulting engineers, the Company’s internal engineering staff, and its accounting staff. Amortization is recorded by multiplying the respective cost per ton by the tonnage deposited into the landfill.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Landfill costs incurred for future development are not amortized until the permit is obtained and operations have commenced. Until such time, these costs are included with land and land improvements. If the Company determines that the landfill cannot be developed, these costs are charged to expense.
Goodwill and Other Intangible Assets
Goodwill is not amortized, but is subject to an annual impairment test. Amortizable intangible assets primarily consist of customer lists, which are amortized over 8 to 10 years.
The Company is required to perform goodwill impairment tests on an annual basis and between annual tests in certain circumstances. The Company performs its annual test for impairment in its fourth fiscal quarter and, in 2009 and 2008, concluded that an impairment charge was not required. There can be no assurance that future goodwill impairment tests will not result in a charge to earnings.
Restricted Funds Held in Trust
Restricted funds held in trust at December 31, 2009 and 2008 consisted of amounts on deposit with various regulatory bodies in accordance with state and local requirements. These funds, together with letters of credit, performance bonds (see Financial Assurance Bonds section in Note 2), and corporate guarantees support the Company’s financial assurance obligations for its facilities’ closure and post-closure costs.
Disposal Site Closure and Long-Term Care
The Company has material financial obligations relating to closure and post-closure costs (long-term care), or remediation of disposal facilities it operates, or for which it is or may become responsible. Estimates for final closure and post-closure costs are developed using input from the Company’s engineers and accountants and are reviewed by management, typically at least once per year. These estimates involve projections of costs that will be incurred after the landfill ceases operations and during the legally required post-closure monitoring period. Once the final costs have been estimated, the Company inflates those costs to the expected time of payment and
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
discounts the expected future costs back to present value. An inflation rate of 2.50% and a discount rate, using a credit-adjusted, risk-free discount rate, of 5.94% was used to determine the present value of the initial future closure and post-closure costs. The discount rate, established upon adoption of Statement of Financial Accounting Standards (SFAS) No. 143, Accounting for Asset Retirement Obligations (now codified in Accounting Standards Codification Topic 410,
Asset Retirement and Environmental Obligations), is based on the risk-free interest rate on obligations of similar maturity, adjusted for VE’s credit rating. Interest accretion on closure and post-closure liabilities is recorded using the effective-interest method and is included in the cost of operations on the consolidated statements of income and retained earnings.
The Company accrues prospectively for a landfill’s estimated total final closure and post-closure costs on a units-of-consumption basis by applying a rate per ton over the permitted capacity of the landfill. The debit corresponding to the increase in the accrual is recorded as an increase to landfill assets. These assets are then fully depreciated in the same period through depreciation expense. Closure and post-closure costs are fully accrued for each landfill once the site discontinues accepting waste. In addition, the Company accrues for landfill retirement costs arising from final capping obligations as discrete events, rather than as a part of closure costs. These capping obligations are also accrued prospectively on a units-of-consumption basis.
The Company does not believe that it is practical to develop a methodology to reliably estimate a market-risk premium and has, therefore, excluded any such market-risk premium from the determination of expected cash flows for landfill asset retirement obligations.
The changes to disposal site closure and long-term care obligation for the years ended December 31, 2009 and 2008, are as follows:
January 1, 2008 $ 138,736
Liabilities incurred 13,734
Liabilities settled (10,605)
Accretion expense 9,879
December 31, 2008 151,744
Liabilities incurred 11,211
Liabilities settled (2,476)
Accretion expense 10,640
December 31, 2009 $171,119
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Financial Assurance Bonds
For certain obligations, the Company elects to satisfy its financial assurance obligations through the use of bonds. The Company pays annual premiums to obtain performance bonds underwritten by insurance carriers. These premiums are amortized over the life of the bond when material. At December 31, 2009 and 2008, the Company had $65,242 and $60,811, respectively, of coverage under performance bonds for closure and post-closure activities and coverage of $75,339 and $91,350, respectively, for other activities.
Investments in Unconsolidated Affiliates
The Company has a 50% equity interest in Urban Sanitation Company Limited, a Bahamian company. The 50% interest provides the Company significant influence but is not a controlling interest; therefore, the Company accounts for its investment using the equity method.
Income Taxes
The operations of the Company and certain affiliates are included in the consolidated federal income tax return of Veolia Environnement North America Operations, Inc. (VENAO), a subsidiary of VE. Taxes payable to VENAO are included with other accrued expenses on the balance sheet (see also Note 6) and are calculated as if the Company were a stand-alone taxpayer (see also Note 8). Actual federal taxes paid are determined at the VENAO consolidated level.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.
The Company recognizes a tax benefit for positions taken on a tax return when such positions are considered “more likely than not” to be sustained based solely on their technical merits. Although the Company believes that the positions taken on previously filed tax returns are appropriate, it nevertheless has established tax and interest reserves for certain tax positions that do not meet the recognition threshold based on an evaluation of all available evidence. The tax reserves are reviewed as circumstances warrant and adjusted as events occur that affect the Company’s estimated liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits, additional exposure based on current calculations, identification of new issues, issuance of administrative guidance, or rendering of a court decision affecting a particular tax issue.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Consolidated Statements of Cash Flows
Supplemental disclosures of cash flow information are as follows:
Year Ended December 31
2009
2008
Interest paid, including payments to affiliates
$19,647
$19,794
Income taxes paid, including payments to affiliates
27,228
25,101
Income tax refunds received
3,376
7,167
Fair Value of Financial Instruments
The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, restricted funds held in trust, accounts payable, debt instruments with related parties, and amounts due from and due to affiliates. None of the Company’s debt instruments outstanding at December 31, 2009, have readily ascertainable market values due to the related-party status. It was not practicable to estimate the fair value of these amounts. See Note 7 for the terms and carrying values of the Company’s various debt instruments. The carrying values of the other financial instruments are considered to be representative of their respective fair values.
Impairment of Long-Lived Assets
Property and equipment and amortizable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of expected undiscounted cash flows is less than the carrying value of the related asset or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Use of Estimates
The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. Although management believes that the Company’s estimates and assumptions are reasonable, they are based upon information presently available. Actual results may differ significantly from the estimates.
New Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2009-01, Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 - The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles, which established the FASB Accounting Standards Codification (the Codification or ASC) as the official single source of authoritative GAAP. All existing accounting standards are superseded. All other accounting guidance not included in the Codification will be considered non-authoritative. Following the Codification, the FASB will not issue new standards in the forms of Statements, FASB Staff Positions, or Emerging Issues Task Force (EITF) Abstracts. Instead, FASB will issue an Accounting Standards Update (ASU) that will update the Codification. The Codification is not intended to change GAAP, but it does change the way GAAP is presented and organized. The Codification is effective for the Company’s 2009 financial statements. The principal impact of this adoption is limited to disclosures, because all references to authoritative accounting guidance have been updated to reference the Codification.
Effective January 1, 2009, the Company adopted FASB Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes An Interpretation of FASB Statement No. 109, now codified in ASC 740, Income Taxes. ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC 740-10 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The adoption of the provisions within ASC 740-10 with respect to tax uncertainties did not have a material effect on the Company’s financial position or results of operations.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, now codified in ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 applies under other accounting pronouncements that require or permit fair value measurements. As permitted, the Company applied the provisions of ASC 820 with respect to financial assets and financial liabilities, as well as for any other assets and liabilities that are carried at fair value on a recurring basis in the financial statements during 2008, and adopted the provisions of ASC 820 to non-financial assets and non-financial liabilities during 2009. The adoption of ASC 820 did not have a material effect on the Company’s financial statements.
Effective January 1, 2009, the Company adopted FASB SFAS No. 141(R), Business Combinations, as codified in ASC 805, Business Combinations. ASC 805 establishes the principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree; (b) recognizes and measures goodwill acquired in the business combination or a gain from a bargain purchase; and, (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This guidance applies prospectively to business combinations with an acquisition date on or after the effective date except for certain provisions related to deferred income tax accounts that apply to certain prior year acquisitions. The adoption of ASC 805 did not have an material effect on the Company’s consolidated financial statements.
Effective January 1, 2009, the Company adopted FASB Staff Position 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies, as codified in ASC 805-20, Business Combination: Identifiable Assets and Liabilities, and Any Non-controlling Interest. ASC 805-20 amends and clarifies accounting standards to address application issues associated with initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805-20 is effective for assets and liabilities arising from contingencies in business combinations for which the acquisition date is on or after the Company’s effective date. The adoption of ASC 805-20 did not have a material effect on the Company’s consolidated financial statements.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
2. Significant Accounting Policies (continued)
Effective January 1, 2009, the Company adopted FASB Staff Position FAS No. 142-3, Determination of the Useful Life of Intangible Assets, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets, as codified in ASC 350, Intangibles - Goodwill and Other. The adoption did not have a material effect on the Company’s consolidated financial statements.
Effective January 1, 2009, the Company adopted SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements, an amendment of ARB No. 5, as codified in ASC 810, Consolidation. ASC 810 establishes accounting and reporting standards that improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements. This guidance applies prospectively beginning in the fiscal year in which the guidance is initially applied, except for the presentation and disclosure requirements. The presentation and disclosure requirements must be applied retrospectively for all periods presented. The adoption of ASC 810 did not have a material effect on the Company’s consolidated financial statements.
Effective December 31, 2009, the Company adopted SFAS No. 165, Subsequent Events, as codified in ASC 855, Subsequent Events. ASC 855 refers to subsequent events that provide additional evidence about conditions that existed at the balance sheet date as “recognized subsequent events.” Subsequent events that provide evidence about conditions that arose after the balance sheet date, but prior to the issuance of the financial statements, are referred to as “non-recognized subsequent events.” It also requires companies to disclose the date through which subsequent events have been evaluated and whether this date is the date the financial statements were available to be issued for non-public companies, including the Company. The adoption of ASC 855 did not have a material effect on the Company’s consolidated financial statements. In connection with the Company’s adoption of ASC 855, the Company evaluated subsequent events through March 26, 2010, the date these financial statements were available to be issued.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
3. Acquisitions
During 2009, the Company paid $2,226 in cash to acquire certain businesses, including three solid waste collection operations with certain equipment, customers, and routes that the Company can integrate with its existing landfills and solid waste transfer operations.
During 2008, the Company paid $17,527 in cash to acquire certain businesses, including two solid waste collection operations with certain equipment, customers, and routes that the Company integrated with its existing landfills and solid waste transfer operations.
During 2009 and 2008, the Company recorded net increases to goodwill of $1,681 and $14,406, respectively, related to acquisition activity, which primarily represents the premium paid to acquire employees and potential synergies involved in integrating the purchased solid waste collection operations with the Company’s existing landfills and solid waste transfer operations.
As an integral part of certain acquisitions, the former shareholders signed contracts not to compete and, in certain situations, key management members entered into employment agreements to continue in the management of these businesses. Costs associated with these arrangements are charged to operations over their respective lives.
4. Property and Equipment
Property and equipment consist of the following:
December 31
2009
2008
Land and land improvements
$970,485
$930,882
Vehicles and equipment
402,292
392,258
Containers and carts
163,877
150,758
Buildings and leasehold improvements
103,371
100,769
1,640,025
1,574,667
Less accumulated depreciation and amortization
910,411
825,268
$729,614
$749,399
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Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

4. Property and Equipment (continued)

Gross landfill costs of approximately $929,871 and $901,417 are included in land and land improvements at December 31, 2009 and 2008, respectively. Landfill costs incurred for future development are also included in land and land improvements. These costs represent various landfill properties and costs related to potential additional airspace expansions for which the Company intends to seek permits, with an aggregate book carrying value of approximately $46,594 and $45,599 at December 31, 2009 and 2008, respectively, which is not being amortized. During the years ended December 31, 2009 and 2008, interest of approximately $162 and $448, respectively, was capitalized related to land being actively developed.

Total depreciation expense recorded in 2009 and 2008 was $106,613 and $107,833, respectively.

5. Intangible Assets

The following tables present details of the Company's intangible assets:

	December 31, 2009		
	Gross	Accumulated Amortization	Net
Customer lists	$ 82,635	$ 71,040	$ 11,595
Other	2,953	1,458	1,495
	$ 85,588	$ 72,498	$ 13,090

	December 31, 2008		
	Gross	Accumulated Amortization	Net
Customer lists	$ 82,580	$ 65,654	$ 16,926
Other	2,953	1,132	1,821
	$ 85,533	$ 66,786	$ 18,747

Total amortization expense recorded was $5,712 and $8,562 in 2009 and 2008, respectively, related to these identifiable intangible assets. The estimated future amortization expense of purchased intangible assets for the five years succeeding December 31, 2009, are as follows: 2010 – $3,172; 2011 – $1,676; 2012 – $1,322; 2013 – $1,197; and 2014 – $1,160.

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Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

6. Other Current Accrued Expenses

Other accrued expenses consist of the following:

	December 31 2009	2008
Insurance	**$ 12,000**	$ 10,000
Current portion of disposal site closure and long-term care obligation	**12,500**	9,500
State income taxes payable	**3,474**	838
Income taxes payable to VENAO *(Note 7)*	**9,800**	7,720
Accrued VESNA interest expense *(Note 7)*	**532**	2,266
Accrued Veolia Proprete S.A. interest expense	**–**	3,833
Accrued Veolia Proprete S.A. royalty expense *(Note 7)*	**3,889**	1,939
Accrued taxes (property and environmental)	**16,402**	14,027
Other	**8,062**	5,148
	$ 66,659	$ 55,271

7. Transactions With Affiliates

Amounts due from affiliates are as follows:

	December 31 2009	2008
Veolia ES Industrial Services	**$ 2,671**	$ 2,549

Amounts due from Veolia ES Industrial Services represent net cash transactions.

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Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

7. Transactions With Affiliates (continued)

Amounts due to affiliates are as follows:

	December 31 2009	2008
Income taxes payable to VENAO	$ **9,800**	$ 7,720
Veolia Proprete S.A.	**3,889**	5,772
VESNA	**502,199**	242,677
	$ **515,888**	$ 256,169

Income taxes payable to VENAO are included in other accrued expenses and represent amounts due under tax-sharing arrangements with affiliates.

Amounts due to Veolia Proprete S.A., an affiliate of VESNA, are included in other accrued expenses and represent unpaid brand royalty fees at December 31, 2009. Amounts due to Veolia Properte at December 31, 2008, include unpaid brand royalty fees and accrued interest on debt.

Amounts due to VESNA represent a promissory note payable, as discussed below, and liabilities for insurance coverage paid by VESNA on behalf of the Company, accrued interest expense, unpaid management fees and net cash sweeps relating to a cash-pooling arrangement. At December 31, 2009, the amount due to VESNA has been classified as a non-current liability on the accompanying consolidated balance sheet, since management does not currently anticipate that any significant amounts related to this liability will be repaid during 2010. The balance due to VESNA under the cash-pooling arrangement bears interest at a rate of 4.01% in 2009. Interest expense on the principal balance due to VESNA under the cash-pooling arrangement is payable monthly and was $518 and $2,442 during 2009 and 2008, respectively.

On October 30, 2006, the Board of Directors of the Company authorized dividend payment of $180,000 to VESNA. The dividend payment was funded through borrowings from a 10-year promissory note with VESNA in the same amount. The note bears interest at a rate of LIBOR plus 0.90% (1.18% and 5.05% at December 31, 2009 and 2008, respectively). Interest accrued on the principal balance is payable quarterly. The principal balance plus any unpaid interest is payable in full on October 30, 2016. Interest expense related to the note payable to VESNA was $3,175 and $8,070 for the years ended December 31, 2009 and 2008, respectively.

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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
7. Transactions With Affiliates (continued)
On October 30, 2009, the Board of Directors of the Company authorized a dividend payment of $51,177 to VESNA. The dividend was paid to VESNA during 2009.
Debt Payable to Veolia Proprete S.A.
On July 28, 2000, the Company entered into a debt agreement with Veolia Proprete S.A. The debt bore interest at a rate of LIBOR plus 0.90%. The outstanding principal balance of $318,359 and accrued interest under this debt agreement were paid in full on December 6, 2007, with proceeds from borrowings under two new debt agreements with Veolia Proprete S.A. The first of the new agreements (Medium Term Loan) allowed for a maximum principal balance of $211,000. The Medium Term Loan bore interest at a rate of LIBOR plus 0.60% (5.12% at December 31, 2008) and had a maturity date of December 6, 2012. The second debt agreement (Long Term Loan) allowed for a maximum principal balance of $110,958. The Long Term Loan bore interest at a rate of LIB OR plus 1.60% (6.12% at December 31, 2008) and had a maturity date of December 6, 2022. Outstanding borrowings, including accrued interest, at December 31, 2008, under the Medium Term Loan and Long Term Loan agreements were $213,396 and $112,395, respectively. Interest expense related to the Medium Term and Long Term Loan agreements totaled $6,216 and $14,770 for 2009 and 2008, respectively.
The outstanding principal balance of $321,958 and accrued interest under the Medium-Term and Long-Term Loan agreements were paid in full on August 26, 2009 with proceeds from borrowings under two new debt agreements with VESNA. The first of the new agreements (VESNA Medium-Term Loan) allows for a maximum principal balance of $211,000 and matures on August 26, 2014. During the period from August 26, 2009 to December 31, 2009, the VESNA Medium-Term Loan bore interest at a fixed rate of 4.01%. Following that period, the VESNA Medium-Term Loan bears interest at a rate of LIBOR plus 0.60%. The second debt agreement (VESNA Long-Term Loan) allows for a maximum principal balance of $110,958 and matures on August 26, 2024. During the period from August 26, 2009 to December 31, 2009, the VESNA Long-Term Loan bore interest at a fixed rate of 4.01%. Following that period, the VESNA Long-Term Loan bears interest at a rate of LIBOR plus 1.60%. At December 31, 2009, outstanding borrowings, under the VESNA Medium-Term and Long-Term Loan agreements were $211,000 and $110,958, respectively. Interest expense related to the VESNA Medium-Term and Long-Term Loan agreements totaled $2,828 and $1,487 for 2009.
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Veolia ES Solid Waste, Inc.

Notes to Consolidated Financial Statements (continued)
(In Thousands)

7. Transactions With Affiliates (continued)

Interest and fees to affiliates were as follows:

	Year Ended December 31	
	2009	**2008**
Interest expense	**$ 14,224**	$ 25,282
Veolia Proprete S.A. royalty fee (included in other, net)	**7,506**	8,057
VESNA management fee (included in other, net)	**10,410**	10,209

Interest expense includes interest on borrowings and debt due to Veolia Proprete S.A. and VESNA. The Veolia Proprete S.A. royalty fee is approximately 1% of third-party revenue. The Company is charged a fee for various additional management and administrative services provided by VESNA.

Veolia Environnement Letter-of-Credit Facility

The Company participates in a $1.23 billion letter-of-credit facility with VE and certain of its U.S. subsidiaries (VE LOC Facility). At December 31, 2009, the Company had open letters of credit totaling approximately $160,669 under the VE LOC Facility. Total expenses related to the VE LOC Facility were $1,038 and $1,087 during 2009 and 2008, respectively.

8. Income Taxes

Current and deferred taxes have been presented by the Company on a stand-alone basis. The provision for income taxes consists of the following:

	Year Ended December 31	
	2009	**2008**
Current:		
Federal	**$ 27,981**	$ 26,795
State	**611**	3,193
	28,592	29,988
Deferred:		
Federal	**4,513**	(316)
State	**863**	992
	5,376	676
	$ 33,968	$ 30,664

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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
8. Income Taxes (continued)
The differences in the provisions for income taxes and the amounts determined by applying the federal statutory rate of 35% for both 2009 and 2008 to income before income taxes are as follows:
Year Ended December 31
2009 2008
Tax at statutory rate $32,682 $27,163
State income taxes, net of federal benefit 2,109 3,068
Other (823) 433
Tax expense $33,968 $30,664
The deferred income tax balances consist of the following:
December 31
2009 2008
Deferred tax liabilities:
Property and equipment $85,893 $81,695
Intangible assets 72,331 65,648
Other 2,182 2,006
Total deferred tax liabilities 160,406 149,349
Deferred tax assets:
Closure and long-term care obligations 69,378 61,725
Other expenses not currently deductible 10,857 12,558
State net operating loss carryforwards and tax credits 2,575 3,036
82,810 77,319
Valuation allowance for deferred tax assets (1,635) (1,825)
Total deferred tax assets 81,175 75,494
Net deferred tax liabilities $79,231 $73,855
At December 31, 2009 and 2008, the Company has net operating loss carryforwards of approximately $26,047 and $29,051, respectively, for state income tax purposes that began to expire in 2008. The Company also has state tax credit carryovers of approximately $1,446, which have no expiration date.
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Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
8. Income Taxes (continued)
A valuation allowance of $1,635 and $1,825 has been recorded as of December 31, 2009 and 2008, respectively, related to a portion of the state net operating loss carryforwards that management believes will not be available to offset the future taxable income of the Company.
9. Employee Benefit Plans
Defined-Contribution Plans
The Company has two defined-contribution 401(k) savings plans that cover substantially all non-union employees meeting certain minimum eligibility requirements. Participating employees can elect to defer a portion of their compensation and contribute to the plan on a pretax basis.
The Company also matches certain amounts, as defined in the plan documents. Contributions made by the Company under the various plans were $1,907 and $1,726 for the years ended December 31, 2009 and 2008, respectively, and is based on its required contributions to such plans.
Multi-Employer Pension Plans
The Company also participates in various trustee-managed “multi-employer” pension plans under collective bargaining agreements covering union-represented employees. These plans generally provide retirement benefits to participants based on their service to contributing employers. The Company does not have access to current plan financial information and, therefore, is unable to determine its portion of the projected benefit obligation, plan assets, and unfunded liability of the multi-employer pension plans to which it contributes.
The Company’s pension expense for multi-employer plans was $3,178 and $3,146 for the years ended December 31, 2009 and 2008, respectively, and is based on its required contributions to such plans.
0910-l096300 21

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies Leases
The Company rents certain facilities and certain equipment under non-cancelable operating leases expiring at various dates through 2017. Future minimum lease payments under these leases as of December 31, 2009, are as follows:
Years Ending December 31:
2010 $6,632
2011 6,147
2012 5,760
2013 5,608
2014 4,327
Thereafter 133
$28,607
Rent expense for the facilities and equipment under operating leases was $4,424 and $4,673 for the years ended December 31, 2009 and 2008, respectively.
Environmental
The Company engages independent environmental consulting firms as necessary to assist the Company in conducting environmental assessments of existing landfills or other properties and in connection with companies acquired from third parties.
The ultimate amounts for environmental liabilities cannot be precisely determined, and estimates of such liabilities made by the Company, after consultation with the Company’s independent environmental engineers and legal counsel, require assumptions about future events due to a number of uncertainties, including the extent of any contamination, the appropriate remedy, the financial viability of other potentially responsible parties, and the final apportionment of responsibility among the potentially responsible parties. Where management has concluded that the Company’s estimated share of potential liabilities is probable, an undiscounted provision has been made in the financial statements.
0910-1096300 22

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies (continued)
The Company is subject to various laws and governmental regulations concerning environmental matters and continually monitors its operations with respect to potential environmental issues, including changes in environmental regulations and remediation technologies. The Company accrues for anticipated environmental monitoring and remediation costs for its landfills in the long-term care accrual (see Note 2).
The Company or its subsidiaries have been notified that they are potentialJy responsible parties at certain sites listed on the National Priorities List published by the U.S. Environmental Protection Agency. When the Company concludes that it is probable that a material liability has been incurred with respect to a site, a provision will be made in the Company’s financial statements reflecting the Company’s best estimate of the liability based on management’s judgment and experience, information available from regulatory agencies, and the number, financial resources, and relative degree of responsibility of other potentially responsible parties who are jointly and severally liable for remediation of the site, as well as the typical allocation of costs among such parties. The Company believes that ultimate resolution of these environmental liabilities will not have a material adverse effect on the Company’s results of operations or financial condition.
As is the case with all sites, the performance of the elected remedies will be subject to periodic review by regulatory agencies. In the event the selected remedies do not perform adequately to meet applicable state and federal standards, additional remedial measures beyond those currently anticipated could be required by regulatory agencies. Implementation of any such additional remedial measures may involve substantial additional costs beyond those currently anticipated.
Legal
The Company is subject to extensive and evolving laws and regulations and has implemented the Company’s own environmental safeguards to respond to regulatory requirements. In the normal course of conducting the Company’s operations, the Company may become involved in certain legal and administrative proceedings. Some of these actions may result in fines, penalties, or judgments against the Company, which may have an impact on earnings for a particular period. The Company accrues for litigation and regulatory compliance contingencies when such costs are probable and can reasonably be estimated. The Company expects that matters in process at December 31, 2009, which have not been accrued in the consolidated financial statements, will not have a material adverse effect on liquidity, financial position, or results from operations.
0910-1096300 23

Veolia ES Solid Waste, Inc.
Notes to Consolidated Financial Statements (continued)
(In Thousands)
10. Commitments and Contingencies (continued)
In the normal course of its business, and as a result of the extensive government regulation of the solid waste industry, the Company periodically may become subject to various judicial and administrative proceedings and investigations involving federal, state, or local agencies. The Company is involved in various environmental matters and governmental proceedings, including original or renewal permit filings in connection with the establishment, operations, expansion, and closure and post-closure activities of certain landfills and other facilities. There can be no assurance that such permits will be granted or that other related proceedings will be resolved in a manner favorable to the Company. From time to time, the Company also may be subjected to actions brought by citizen’s groups in connection with the permitting of landfills and other facilities or alleging violations of the permits pursuant to which the Company operates. The Company is also subject from time to time to general commercial claims and litigation and personal injury or property damage claims and litigation arising out of accidents involving its vehicles. The Company believes that the ultimate resolution of these matters will not have a material adverse effect on the Company’s financial condition or results of operations.
Insurance
The Company, through arrangements with VESNA, has insurance coverage for workers’ compensation and motor vehicle liabilities in excess of certain occurrence deductibles. Provisions are recorded each period for incidents and claims below the occurrence deductible and represent management’s best estimate of the ultimate settlement of developed claims, including claims incurred but not reported. Such provisions representing the obligations of the Company are reflected in the accompanying consolidated financial statements. VESNA purchases insurance coverages on behalf of the Company. To the extent the insurance purchased by VESNA provides coverage for claims in excess of certain occurrence deductibles that are higher than the arrangements between the Company and VESNA, the additional liability is paid by VESNA on behalf of the Company and is not reflected as a liability in the accompanying consolidated financial statements.
The Company also carries a commercial general liability policy and a property damage policy. The Company maintains a limited environmental impairment liability policy on its landfills and transfer stations that provides coverage, on a “claims made” basis, against certain third-party, off-site environmental damage. There can be no assurance that the limited environmental impairment policy will remain in place or provide sufficient coverage for existing, but not yet known, third-party, off-site environmental liabilities.
0910-1096300 24

Exhibit 3.6-4

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – UNAUDITED
Veolia ES Solid Waste, Inc.
As of May 31, 2012 and December 31, 2011, and the Five Months Ended May 31, 2012 and 2011 With Report of Independent Accountants
Ernst & Young LLP
ERNST & YOUNG

Veolia ES Solid Waste, Inc.
Condensed Consolidated Financial Statements – Unaudited
As of May 31, 2012 and December 31, 2011, and the Five Months Ended May 31, 2012 and 2011
Contents
Report of Independent Accountants 1
Condensed Consolidated Financial Statements
Condensed Consolidated Balance Sheets as of May 31, 2012 and December 31, 2011 2
Condensed Consolidated Statements of Income and Retained Earnings for the Five
Months Ended May 31, 2012 and 2011 3
Condensed Consolidated Statements of Cash Flows for the Five Months Ended May 31, 2012 and 2011 4
Notes to Condensed Consolidated Financial Statements 5
1206-1368113

ERNST & YOUNG
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606-1787
Tel: +1 312 879 2000
Fax: +1 312 879 4000
www.ey.com
Report of Independent Accountants
The Board of Directors and Shareholder Veolia ES Solid Waste, Inc.
We have reviewed the condensed consolidated balance sheet of Veolia ES Solid Waste, Inc. as of May 31, 2012, and the related condensed consolidated statements of income and retained earnings and cash flows for the five-month periods ended May 31, 2012 and 2011. This condensed financial information is the responsibility of the Company’s management.
We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States, the objective of which is the expression of an opinion regarding the financial information taken as a whole. Accordingly, we do not express such an opinion.
Based on our reviews, we are not aware of any material modifications that should be made to the condensed financial information referred to above for it to be in conformity with accounting principles generally accepted in the United States.
We have previously audited, in accordance with auditing standards generally accepted in the United States, the consolidated balance sheet of Veolia ES Solid Waste, Inc. as of December 31, 2011, and the related consolidated statements of income and retained earnings and cash flows for the year then ended (not presented herein); and in our report dated March 19, 2012, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of December 31, 2011, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.
Ernst & Young LLP
July 6, 2012
1206-1368113 1
A member firm of Ernst & Young Global Limited

Veolia ES Solid Waste, Inc.
Condensed Consolidated Balance Sheets – Unaudited
(In Thousands)
May 31, 2012 December 31, 2011
Assets
Current assets:
Cash and cash equivalents $504 $4,316
Accounts receivable, net of allowance for doubtful accounts of $1,261 and $2,086 in 2012 and 2011, respectively 107,177 123,126
Deferred tax assets 7,419 3,492
Prepaid expenses and other current assets 12,482 13,089
Total current assets 127,582 144,023
Property and equipment, net 745,443 751,247
Intangible assets, net 17,136 18,187
Goodwill 869,951 869,961
Restricted funds held in trust 1,949 1,965
Investment in unconsolidated affiliates 16,031 16,001
Other assets 2,806 2,867
Total assets $1,780,898 $1,804,251
Liabilities and shareholder’s equity
Current liabilities:
Accounts payable $30,777 $44,493
Accrued payroll and related expenses 13,675 17,906
Other accrued expenses 88,887 65,000
Deferred revenue 41,441 50,080
Total current liabilities 174,780 177,479
Disposal site closure and long-term care obligation 177,602 173,082
Deferred tax liabilities 85,699 87,800
Due to affiliates 343,590 384,012
Other liabilities 28,210 26,732
Total liabilities 809,881 849,105
Shareholder’s equity:
Paid-in capital 725,865 725,865
Retained earnings 245,152 229,281
Total shareholder’s equity 971,017 955,146
Total liabilities and shareholder’s equity $1,780,898 $1,804,251
See accompanying notes and report of independent accountants.
1206-1368113 2

Veolia ES Solid Waste, Inc.
Condensed Consolidated Statements of Income and Retained Earnings – Unaudited
(In Thousands)
Five Months Ended May 31
2012 2011
Revenues $330,341 $323,217
Expenses:
Cost of operations (excluding depreciation and amortization) 204,533 198,535
Selling, general, and administrative expenses 43,498 35,668
Depreciation and amortization 46,485 43,778
Total expenses 294,516 277,981
Income from operations 35,825 45,236
Other income (expense):
Earnings from equity investee 531 549
Interest expense, net – related party (Note 4) (2,249) (1,497)
Related-party fees (Note 4) (9,125) (8,072)
Other, net 1,100 1,051
Income before income taxes 26,082 37,267
Provision for income taxes 10,211 13,729
Net income 15,871 23,538
Retained earnings at beginning of year 229,281 161,359
Retained earnings at end of period $245,152 $184,897
See accompanying notes and report of independent accountants.
1206-1368113 3

Veolia ES Solid Waste, Inc.
Condensed Consolidated Statements of Cash Flows -Unaudited
(In Thousands)
Five Months Ended May 31
2012
2011
Operating activities
Net income
$15,871
$23,538
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization
46,485
43,778
Closure and post-closure accretion expense
4,030
4,130
Deferred income taxes
(6,028)
Gain on sales of assets
(383)
(293)
Dividends less than earnings from equity investee
(31)
(549)
Changes in operating assets and liabilities, net of effects of acquired businesses:
Accounts receivable
15,949
14,179
Prepaid expenses and other current assets
607
(363)
Accounts payable and accrued expenses
(2,634)
(13,825)
Disposal site closure and long-term care spending
(3,289)
(1,190)
Other
1539
123
Net cash provided by operating activities
72,116
69,528
Investing activities
Acquisition of businesses, net of cash acquired
8
(11,562)
Purchases of property and equipment
(36,543)
(30,621)
Proceeds from sale of assets
1,013
888
Increase in restricted funds held in trust
16
15
Net cash used in investing activities
(35,506)
(41,280)
Financing activities
Repayments to affiliates, net
(40,422)
(27,185)
Net cash used in financing activities
(40,422)
(27,185)
Net change in cash and cash equivalents
(3,812)
1,063
Cash and cash equivalents at beginning of year
4,316
2,776
Cash and cash equivalents at end of period
$504
$3,839
See accompanying notes and report of independent accountants.
1206-1368113
4

Veolia ES Solid Waste, Inc.
Notes to Condensed Consolidated Financial Statements — Unaudited
(In Thousands)
May 31, 2012
1. Organization and Basis of Presentation
Veolia ES Solid Waste, Inc. (the Company) is a wholly owned subsidiary of Veolia Environmental Services North America Corp. (VESNA), which is an indirect subsidiary of Veolia Environnement (VE). VE is publicly traded on the Paris Stock Exchange, with American Depository Receipts also traded on the New York Stock Exchange.
The condensed consolidated financial statements as of May 31, 2012, and for the five months ended May 31, 2012 and 2011, are unaudited. In the opinion of management, these financial statements include all adjustments, which unless otherwise disclosed, are of a normal recurring nature, necessary for the fair presentation of the financial position, results of operations, and cash flows for the periods presented. The results for interim periods are not necessarily indicative of results for the entire year. The condensed consolidated financial statements presented herein should be read in conjunction with the Company’s audited consolidated financial statements for the year ended December 31, 2011. There were no changes in the Company’s critical accounting policies as compared to those applied in the preparation of the Company’s audited consolidated financial statements for the year ended December 31, 2011. New accounting pronouncements adopted by the Company during 2012 did not have a material impact on the accompanying condensed consolidated financial statements.
The accompanying condensed consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.
In preparing these financial statements, the Company makes numerous estimates and assumptions that affect the accounting for and recognition and disclosure of assets, liabilities, equity, revenues, and expenses. The Company must make these estimates and assumptions because certain information used is dependent on future events, cannot be calculated with a high degree of precision from data available, or simply cannot be readily calculated based on generally accepted methods. In some cases, these estimates are particularly difficult to determine, and the Company must exercise significant judgment. In preparing these financial statements, the most difficult, subjective and complex estimates and the assumptions that present the greatest amount of uncertainty relate to the Company’s accounting for landfills, environmental remediation liabilities, asset impairments, deferred income taxes, and reserves associated with insured and self-insured claims. Actual results could differ materially from the estimates and assumptions that the Company uses in the preparation of the accompanying condensed consolidated financial statements.
1206-1368113 5

Veolia ES Solid Waste, Inc.
Notes to Condensed Consolidated Financial Statements — Unaudited (continued)
(In Thousands)
1. Organization and Basis of Presentation (continued)
Subsequent Events
In connection with the preparation of these condensed consolidated financial statements, the Company evaluated subsequent events through July 6, 2012, the date these condensed consolidated financial statements were available to be issued. There were no subsequent events required to be recognized or disclosed in these condensed consolidated financial statements.
2. Landfill Liabilities
The Company has material financial obligations relating to closure and post-closure costs (long-term care) for which it is or may become responsible. Estimates for final closure and post-closure costs are developed using input from the Company’s engineers and accountants and are reviewed by management, typically at least once per year. These estimates involve projections of costs that will be incurred after the landfill ceases operations and during the legally required post-closure monitoring period. Once the final costs have been estimated, the Company inflates those costs to the expected time of payment and discounts the expected future costs back to present value.
An inflation rate of 2.50% and a discount rate, using a credit-adjusted, risk-free discount rate of
5.94%, was used to determine the present value of the initial future closure and post-closure costs. The discount rate, established upon adoption of Accounting Standards Codification (ASC) Topic 410, Asset Retirement and Environmental Obligations, is based on the risk-free interest rate on obligations of similar maturity, adjusted for VE’s credit rating. Interest accretion on closure and post-closure liabilities is recorded using the effective-interest method and is included in the cost of operations on the condensed consolidated statements of income and retained earnings.
The Company accrues prospectively for a landfill’s estimated total final closure and post-closure costs on a units-of-consumption basis by applying a rate per ton over the permitted capacity of the landfill. The debit corresponding to the increase in the accrual is recorded as an increase to landfill assets. These assets are then fully depreciated in the same period through depreciation expense. Closure and post-closure costs are fully accrued for each landfill once the site discontinues accepting waste. In addition, the Company accrues for landfill retirement costs arising from final capping obligations as discrete events, rather than as a part of closure costs. These capping obligations are also accrued prospectively on a units-of-consumption basis.
1206-1368113 6

Veolia ES Solid Waste, Inc.

Notes to Condensed Consolidated Financial Statements – Unaudited (continued)
(In Thousands)

2. Landfill Liabilities (continued)

The Company does not believe that it is practical to develop a methodology to reliably estimate a market-risk premium and has therefore excluded any such market-risk premium from the determination of expected cash flows for landfill asset retirement obligations.

The changes to disposal site closure and long-term care obligation for the year ended December 31, 2011, and the five months ended May 31, 2012, are reflected in the table below:

January 1, 2011	$ 186,137
Liabilities incurred	10,823
Liabilities settled	(15,290)
Accretion expense	9,912
December 31, 2011	191,582
Liabilities incurred	3,779
Liabilities settled	(3,289)
Accretion expense	4,030
May 31, 2012	$ 196,102

3. Other Accrued Expenses and Other Long-Term Liabilities

Other accrued expenses consist of the following:

	May 31, 2012	December 31, 2011
Insurance	$ 11,000	$ 11,000
Current portion of disposal site closure and long-term care obligation	18,500	18,500
State income taxes payable	2,515	758
Income taxes (receivable from) payable to VENAO *(Note 4)*	6,059	(692)
Accrued VESNA interest expense *(Note 4)*	412	573
Accrued Veolia Proprete S.A. royalty expense *(Note 4)*	3,269	2,048
Accrued taxes (property and environmental)	25,927	24,898
Accrued settlement of litigation and other contingencies *(Note 5)*	9,867	–
Other	11,338	7,915
	$ 88,887	$ 65,000

1206-1368113

7

Veolia ES Solid Waste, Inc.
Notes to Condensed Consolidated Financial Statements — Unaudited (continued)
(In Thousands)
3. Other Accrued Expenses and Other Long-Term Liabilities (continued)
Other long-term liabilities consist of the following:
May 31,
December 31,
2012
2011
Insurance
$16,434
$15,028
Post-retirement health insurance
3,686
3,653
Capital lease obligation
3,013
2,991
Other long-term liabilities
5,077
5,060
$28,210
$26,732
4. Transactions With Affiliates
Amounts due to (from) affiliates are as follows:
May 31, 2012
December 31, 2011
Income taxes payable to (receivable from) VENAO
$6,059
$(692)
Veolia Proprete S.A.
3,269
2,048
VESNA
344,002
384,585
$353,330
$385,941
Income taxes payable to (receivable from) VENAO are included in other accrued expenses and represent amounts due under tax-sharing arrangements with affiliates.
Amounts due to Veolia Proprete S.A., an affiliate of VESNA, are included in other accrued expenses on the condensed consolidated balance sheets and represent unpaid brand royalty fees at May 31, 2012, and December 31, 2011.
1206-1368113 8

Veolia ES Solid Waste, Inc.
Notes to Condensed Consolidated Financial Statements — Unaudited (continued)
(In Thousands)
4. Transactions With Affiliates (continued)
Amounts due to VESNA represent promissory notes payable, as discussed below, and net cash sweeps relating to a cash-pooling arrangement offset by various expenses, including insurance coverage, interest expense and management fees paid by VESNA on behalf of the Company. At May 31, 2012, and December 31, 2011, the net cash sweep amount due from VESNA was $158,368 and $117,946, respectively, and has been reflected as a reduction in the amounts due to affiliates on the accompanying condensed consolidated balance sheet. The balance due from VESNA under the cash-pooling arrangement bears interest at a rate of 1.67% and 2.68% in 2012 and 2011, respectively. Interest income (expense) on the principal balance due to or from VESNA under the cash-pooling arrangement is payable monthly and was $1,095 and $1,309 during the five months ended May 31, 2012 and 2011, respectively.
On October 30, 2006, the Board of Directors of the Company authorized a dividend payment of $180,000 to VESNA. The dividend payment was funded through borrowings from a 10 -year promissory note with VESNA in the same amount. The note bears interest at a rate that is reset quarterly equal to the London Interbank Offered Rate (LIBOR) plus 0.90% (1.37% and 1.28% at May 31, 2012, and December 31, 2011, respectively). Interest accrued on the principal balance is payable quarterly. The principal balance plus any unpaid interest is payable in full on October 30, 2016. Interest expense related to the note payable to VESNA was $1,077 and $895 for the five months ended May 31, 2012 and 2011, respectively.
Debt Payable to VESNA
On August 26, 2009, the Company entered into new debt agreements with VESNA. The first of the new agreements (VESNA Medium-Term Loan) allows for a maximum principal balance of $211,000 and matures on August 26, 2014. The VESNA Medium-Term Loan bears interest at a rate that is reset semiannually equal to LIBOR plus 0.60% (1.40% and 1.01% for the five months ended May 31, 2012, and the year ended December 31, 2011, respectively). The second debt agreement (VESNA Long-Term Loan) allows for a maximum principal balance of $110,958 and matures on August 26, 2024. The VESNA Long-Term Loan bears interest at a rate that is reset semiannually equal to LIBOR plus 1.60% (2.40% and 2.01% at May31, 2012, and December 31, 2011, respectively). At May 31, 2012, outstanding borrowings under the VESNA Medium-Term and Long-Term Loan agreements were $211,000 and $110,958, respectively. Interest expense related to the VESNA Medium-Term and Long-Term Loan agreements totaled $1,180 and $1,086, respectively, for the five months ended May 31, 2012, and $950 and $961, respectively, for the five months ended May 31, 2011.
1206-1368113 9

Veolia ES Solid Waste, Inc.

Notes to Condensed Consolidated Financial Statements – Unaudited (continued)
(In Thousands)

4. Transactions With Affiliates (continued)

Interest and fees to affiliates were as follows:

	Five Months Ended May 31	
	2012	**2011**
Interest expense (included in interest expense, net)	**$ 3,344**	$ 2,806
Interest income (included in interest expense, net)	**(1,095)**	(1,309)
Veolia Proprete S.A. royalty fee (included in other, net)	**3,269**	3,250
VESNA management fee (included in other, net)	**5,856**	4,822

Interest expense includes interest on borrowings and debt due to VESNA. Interest income includes interest on balances due from VESNA under the cash-pooling arrangement. The Veolia Proprete S.A. royalty fee is approximately 1% of third-party revenue. The Company is charged a fee for various additional management and administrative services provided by VESNA. VESNA provides services in the areas of information technology, purchasing, risk management, processing and payment of vendor invoices, employee benefits administration, marketing and communications, and treasury and tax planning and compliance.

Insurance

The Company, through arrangements with VESNA, has insurance coverage for workers' compensation and motor vehicle liabilities in excess of certain occurrence deductibles. Provisions are recorded each period for incidents and claims below the occurrence deductible and represent management's best estimate of the ultimate settlement of developed claims, including claims incurred but not reported. Such provisions representing the obligations of the Company are reflected in the accompanying condensed consolidated financial statements. VESNA purchases insurance coverage on behalf of the Company.

The Company also has arrangements through VESNA for insurance coverage for employee medical benefits in excess of certain occurrence deductibles. Provisions are recorded each period for incidents and claims below the occurrence deductible and represent management's best estimate of the ultimate settlement of developed claims, including claims incurred but not reported. The provisions representing the obligations of the Company are reflected in the consolidated financial statements of VESNA.

1206-1368113

10

Veolia ES Solid Waste, Inc.
Notes to Condensed Consolidated Financial Statements - Unaudited (continued)
(In Thousands)
4. Transactions With Affiliates (continued) Veolia Environment Letter-of-Credit Facility
The Company participates in a $1.25 billion letter-of-credit facility with VE and certain of its U.S. subsidiaries (VE LOC Facility). At May 31, 2012, the Company had open letters of credit totaling approximately $8,351 under the VE LOC Facility. Total expenses related to the VE LOC Facility were $59 and $383 for the five months ended May 31, 2012 and 2011, respectively.
In addition, VESNA maintains open letters of credit as collateral to secure its obligations under its various insurance policies. The portion of these letters of credit related to the Company’s obligations is approximately $38,132 at May 31, 2012.
5. Commitments and Contingencies Environmental
The Company engages independent environmental consulting firms as necessary to assist the Company in conducting environmental assessments of existing landfills or other properties in connection with companies acquired from third parties.
The ultimate amounts for environmental liabilities cannot be precisely determined, and estimates of such liabilities made by the Company, after consultation with the Company’s independent environmental engineers and legal counsel, require assumptions about future events due to a number of uncertainties, including the extent of any contamination, the appropriate remedy, the financial viability of other potentially responsible parties, and the final apportionment of responsibility among the potentially responsible parties. Where management has concluded that the Company’s estimated share of potential liabilities is probable, an undiscounted provision has been made in the consolidated financial statements.
The Company is subject to various laws and governmental regulations concerning environmental matters and continually monitors its operations with respect to potential environmental issues, including changes in environmental regulations and remediation technologies. The Company accrues for anticipated environmental monitoring and remediation costs for its landfills in the long-term care accrual (see Note 2).
1206-1368113 11

Veolia ES Solid Waste, Inc.
Notes to Condensed Consolidated Financial Statements - Unaudited (continued)
(In Thousands)
5. Commitments and Contingencies (continued)
The Company or its subsidiaries have been notified that they are potentially responsible parties at certain sites listed on the National Priorities List published by the U.S. Environmental Protection Agency. When the Company concludes that it is probable that a material liability has been incurred with respect to a site, a provision will be made in the Company’s consolidated financial statements reflecting the Company’s best estimate of the liability based on management’s judgment and experience, information available from regulatory agencies, and the number, financial resources, and relative degree of responsibility of other potentially responsible parties who are jointly and severally liable for remediation of the site, as well as the typical allocation of costs among such parties. The Company believes that ultimate resolution of these environmental liabilities will not have a material adverse effect on the Company’s consolidated results of operations or financial condition.
As is the case with all sites, the performance of the elected remedies will be subject to periodic review by regulatory agencies. In the event that the selected remedies do not perform adequately to meet applicable state and federal standards, additional remedial measures beyond those currently anticipated could be required by regulatory agencies. Implementation of any such additional remedial measures may involve substantial additional costs beyond those currently anticipated.
Legal
The Company is subject to extensive and evolving laws and regulations and has implemented its own environmental safeguards to respond to regulatory requirements. In the normal course of conducting its operations, the Company may become involved in certain legal and administrative proceedings. Some of these actions may result in fines, penalties, or judgments against the Company, which may have an impact on earnings for a particular period. The Company accrues for litigation and regulatory compliance contingencies when such costs are probable and can reasonably be estimated. The Company expects that any matters in process at May 31, 2012, which have not been accrued in the consolidated financial statements, will not have a material adverse effect on liquidity, financial position, or results of operations.
1206-1368113 12

Veolia ES Solid Waste, Inc.
Notes to Condensed Consolidated Financial Statements - Unaudited (continued)
(In Thousands)
5. Commitments and Contingencies (continued)
In February 2009, the Company and certain subsidiaries were named as defendants in a purported class action suit in Circuit Court, which was subsequently removed to the United States District Court for the Middle District of Alabama. The plaintiffs allege that the Company charged improper fees (fuel surcharge, administrative fees, environmental fees) that were in breach of the plaintiffs’ contracts. Similar class action complaints were also brought against the Company and certain subsidiaries in the states of Georgia, Alabama, and Illinois. The matter filed in the state of Illinois pertains to a class of individuals and entities in Indiana, Michigan, Illinois, Missouri, Kentucky, Minnesota, and Wisconsin. After several attempts to mediate these issues, the Company and plaintiffs’ counsel agreed in May 2012 to settle this litigation. In exchange for a dismissal, with prejudice, of all cases pending against the Company and its officers, the Company agreed to fund a settlement pool up to a maximum of $15 million to pay plaintiffs’ counsel legal fees and related court costs, with the remainder of the settlement pool to be available for a claims-made payout with reversion rights to the Company for any settlement pool funds remaining unclaimed, except for a minimum agreed payout of at least $2.5 million. The Company and plaintiffs’ counsel are in the process of preparing a single settlement document with the agreed-upon terms that will be presented to the court for final approval. The Company believes it is probable that the agreed-upon settlement will be approved by the court. Accordingly, based on information currently available and with the input of external specialists and legal counsel in these matters, the Company recorded a provision of $8.5 million, included in selling, general, and administrative expenses on the accompanying condensed consolidated statement of income for the five months ended May 31, 2012, which represents management’s best estimate of the payments to be made to plaintiffs’ counsel and participants in the settlement of the class action litigation, as well as costs to administer the settlement. The range of possible loss, excluding administrative costs, related to the settlement of this litigation is $7.5 million to
$15.0 million.
The Company’s charter and bylaws require indemnification of its officers and directors if statutory standards of conduct have been met and allow the advancement of expenses to these individuals upon receipt of an undertaking by the individuals to repay all expenses if it is ultimately determined that they did not meet the required standards of conduct. The Company may incur substantial expenses in connection with the fulfillment of its advancement of costs and indemnification obligations in connection with current actions involving former or current officers of the Company or other actions or proceedings that may be brought against its former or current officers and employees.
1206-1368113 13

Veolia ES Solid Waste, Inc.
Notes to Condensed Consolidated Financial Statements - Unaudited (continued)
(In Thousands)
5. Commitments and Contingencies (continued)
In the normal course of its business, and as a result of the extensive government regulation of the solid waste industry, the Company periodically may become subject to various judicial and administrative proceedings and investigations involving federal, state, or local agencies. The Company is involved in various environmental matters and governmental proceedings, including original or renewal permit filings in connection with the establishment, operations, expansion, and closure and post-closure activities of certain landfills and other facilities. There can be no assurance that such permits will be granted or that other related proceedings will be resolved in a manner favorable to the Company. From time to time, the Company also may be subjected to actions brought by citizens’ groups in connection with the permitting of landfills and other facilities or alleging violations of the permits pursuant to which the Company operates. The Company is also subject from time to time to general commercial claims and litigation and personal injury or property damage claims and litigation arising out of accidents involving its vehicles. The Company believes that the ultimate resolution of these matters will not have a material adverse effect on its financial condition or results of operations.
Financial Assurance Bonds and Corporate Guarantees
For certain obligations, the Company elects to satisfy its financial assurance obligations through the use of bonds. The Company pays annual premiums to obtain performance bonds underwritten by insurance carriers. These premiums are amortized over the life of the bond when material. At May 31, 2012, and December 31, 2011, the Company had $219,561 and $216,835 respectively, of coverage under performance bonds for closure and post-closure activities, and coverage of $72,790 and $74,684, respectively, for other activities.
The Company satisfies certain financial assurance obligations to state regulatory agencies for landfill closure and post-closure through corporate guarantees. At May 31, 2012 and December 31, 2011, the Company provided corporate guarantees totaling $56,797 and $55,842, respectively.
There are no probable and reasonably estimable losses under these corporate guarantees at either May 31, 2012, or December 31, 2011. Accordingly, there are no liabilities recorded on the condensed consolidated balance sheets.
1206-1368113 14

Veolia ES Solid Waste, Inc.
Notes to Condensed Consolidated Financial Statements - Unaudited (continued)
(In Thousands)
5. Commitments and Contingencies (continued) Post-Retirement Health Insurance
The Company and VESNA are obligated to provide health insurance benefits to four former employees and their families under the terms of employment contracts originally entered into between the employees and the Company. Two of the employees were subsequently employed by VESNA, and the liability was assumed by VESNA as part of their amended employment contracts. However, the liability established under these arrangements remains on the books of the Company. The present value of the expected future obligation of $3,686 and $3,653 as of May 31, 2012, and December 31, 2011, respectively, is included in other liabilities. At May 31, 2012, the portion of the liability attributable to the VESNA employees was $1,994, and the portion attributable to the Company’s employees was $1,692.
Royalties
The Company has various arrangements that require it to pay royalties to former landowners, lessors, or the host communities in which certain operations are located. These obligations are generally based on waste tonnage disposed of at specified landfills or transfer stations. These royalties are payable monthly or quarterly and amounts incurred, but not paid, are accrued in the accompanying condensed consolidated balance sheets.
Insurance
The Company, through arrangements with VESNA, carries a commercial general liability policy and a property damage policy. The Company maintains an environmental impairment liability policy on its landfills and transfer stations that provides coverage, on a “claims-made” basis, against certain third-party, off-site environmental damage. There can be no assurance that the environmental impairment policy will remain in place or provide sufficient coverage for existing, but not yet known, third-party, off-site environmental liabilities.
1206-1368113 15

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Exhibit 3.6-5

Veolia ES Solid Waste, Inc.
Payments Made to Environmental Synergies
February 2008 - June 2012

Pay Cycle	Pay Cycle S	Vendor	Vendor Name	Account	Paid Date	Amount	Voucher	Invoice	Invoice Date
VNPYUS	74	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	5/15/2008	41,294.84	00000447	41008	4/10/2008
	0	0000003630	ENVIRONMENTAL SYNERGIES INC	4221	8/29/2008	43,168.50	00001005	4316850080808	8/8/2008
VNPYUS	191	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	10/21/2008	45,662.48	00001162	4566248101608	10/16/2008
VNPYUS	258	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	2/13/2009	34,277.88	00001562	3427788021009	2/10/2009
VNPYUS	285	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	4/13/2009	35,617.28	00001802	3561728040709	4/7/2009
VNPYUS	325	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	7/10/2009	47,070.86	00002202	4707086070609	7/6/2009
VNPYUS	369	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	10/12/2009	46,819.89	00002639	4681989100609	10/6/2009
VNPYUS	443	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	3/17/2010	41,774.29	00003372	CR4177429031110	3/11/2010
VNPYUS	456	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	4/9/2010	38,275.70	00003472	CR3827570040510	4/5/2010
VNPYUS	506	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	7/7/2010	45,831.12	00003826	CR4583112063010	6/30/2010
VNPYUS	556	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	10/27/2010	52,168.86	00004381	CR5216886101210	10/12/2010
VNPYUS	587	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	1/7/2011	48,845.37	00004686	CR4884537010311	1/3/2011
VNPYUS	821	0000003630	ENVIRONMENTAL SYNERGIES INC	4213	7/18/2012	50,000.00	00006915	CR5000000071212	7/12/2012

Exhibit 3.6-6

Veolia ES Solid Waste, Inc.
Condensed Consolidated Balance Sheets - Unaudited
(In Thousands)
May 31, 2012
December 31, 2011
Assets
Current assets:
Cash and cash equivalents $504 $4,316
Accounts receivable, net of allowance for doubtful accounts of $1,261 and $2,086 in 2012 and 2011, respectively 107,177 123,126
Deferred tax assets 7,419 3,492
Prepaid expenses and other current assets 12,482 13,089
Total current assets 127,582 144,023
Property and equipment, net 746,847 751,247
Intangible assets, net 17,136 18,187
Goodwill 869,951 869,961
Restricted funds held in trust 1,949 1,965
Investment in unconsolidated affiliates 16,031 16,001
Other assets 2,806 2,867
Total assets $1,782,302 $1,804,251
Liabilities and shareholder’s equity
Current liabilities:
Accounts payable $30,777 $44,493
Accrued payroll and related expenses 13,675 17,906
Other accrued expenses 88,887 65,000
Deferred revenue 41,441 50,080
Total current liabilities 174,780 177,479
Disposal site closure and long-term care obligation 177,602 173,082
Deferred tax liabilities 85,699 87,800
Due to affiliates 343,590 384,012
Other liabilities 29,614 26,732
Total liabilities 811,285 849,105
Shareholder’s equity:
Paid-in capital 725,865 725,865
Retained earnings 245,152 229,281
Total shareholder’s equity 971,017 955,146
Total liabilities and shareholder’s equity $1,782,302 $1,804,251
See accompanying notes and report of independent accountants.
1206-1368113
2

SCHEDULE 3.7
ABSENCE OF MATERIAL ADVERSE EFFECT
Claims made by customers that certain business practices of the Company Group in regards to billing for services included improper fees, including fuel surcharges, administrative fees, environmental fees and services charges, in violation of contract terms and applicable law as set forth in Item 1 on Schedule 3.14.
32

SCHEDULE 3.8 TAX MATTERS
3.8(e):
1. Statute extension through December 31, 2013 for the 2004-2006 Federal Corporate Income Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries.
2. Statute extension through September 30, 2013 for the 2007-2008 Federal Corporate Income Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries.
3. Statute extension through November 15, 2012 for the 2007-2010 Texas Franchise Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries.
4. Statute extension through October 31, 2012 for the 2000-2008 Wisconsin Franchise Tax Audit of the Company and Subsidiaries.
5. Statute extension through December 31, 2012 for the 2006-2009 New Jersey Franchise Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries.
6. Statute extension through December 31, 2012 for the 2007-2010 New Jersey Sales and Use Tax Audit of Veolia ES Solid Waste of New Jersey, Inc.
7. Power of Attorney to Daryl Ohland of Wipfli LLP, Craig Cookle and Sean Smith regarding the Wisconsin Tax Appeal Commission filing for 2009-2012 Wisconsin Sales and Use Taxes.
8. Power of Attorney to Sarah Kartz, a VENAO Tax Manager, regarding the 2012-2013 federal Excise Tax audit of Veolia ES Solid Waste, Southeast, Inc.
3.8(f):
1. 2004-2006 Federal Corporate Income Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries (in progress).
2. 2007-2008 Federal Corporate Income Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries (in progress).
3. 2008-2010 Michigan Single Business Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries (in progress).
4. 2007-2010 Texas Franchise Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries (in progress).
5. 2009-2010 Massachusetts Corporate Excise Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries (notified).
6. 2000-2008 Wisconsin Franchise Tax Audit of the Company (in progress).
7. 2006-2009 New Jersey Franchise Tax Audit of Veolia ES Solid Waste of New Jersey, Inc. (in progress).
33

8. 2007-2010 New Jersey Sales and Use Tax Audit of Veolia ES Solid Waste of New Jersey, Inc. (in progress).
9. 2011 Michigan Property Tax Audit 21268 for Veolia ES Solid Waste Midwest, LLC (in progress).
10. 2010 Federal Payroll and Benefits Tax Audit of Veolia Environmental Services North America Corp 401(k) Plan #003 (in progress).
11. July 1, 2011 Federal Excise Tax Audit for Veolia ES Solid Waste Southeast, Inc. (in progress).
12. 2008-2010 Minnesota Corporate Income Tax Audit of Veolia Environnement North America Operations, Inc. and Subsidiaries (notified).
3.8(h):
1. The Company and Parent are parties with VENAO and other members of the Affiliated Group to a tax sharing agreement dated as of September 30, 2008, which will be terminated as to the Company Group prior to the Closing Date in accordance with Section 9 of Annex I of the Agreement.
34

SCHEDULE 3.9 REAL PROPERTY
Part A:
Material Owned Real Property:
1. The properties set forth on Exhibit 3.9-1 attached hereto.
2. The Title Commitments set forth on Exhibit 3.9-2 attached hereto.
Part B:
Property Leased By Company Group Members as Lessee:
3. The lease agreements set forth on Exhibit 3.9-3 attached hereto.
Property Leased by Company Group Members as Lessor:
4. The lease agreements set forth on Exhibit 3.9-4 attached hereto.
35

Exhibit 3.9-1

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
ALABAMA														
AL	1997.011-AL	Landfill & hauling co.	Veolia ES Eagle Bluff Landfill, Inc.; Veolia ES Solid Waste Southeast, Inc.	Holt Landfill Co., Inc.	4701 12th St. NE	Holt	Tuscaloosa	35404	Stock Acq.: Resource Recovery Transfer & Transportation, Inc.	27-Jun-97	$2M	-----	90	CTIC # AL2157-46-5919-2010.72306-80063680
AL	1999.012-AL	Landfill buffer	Veolia ES Eagle Bluff Landfill, Inc.	Superior Eagle Bluff Landfill, Inc.	XXXX 12th Street NE (adjacent to LF)	Holt	Tuscaloosa	35404	Nell R. Stokes Fleming	19-May-99	$25,000	Parcel ID # 63-30-02-10-3-001-014.005	1	Lawyers Title Ins. Corp. # 136-O1-569296
AL	1998.016-AL	Landfill & hauling co.	Veolia ES Star Ridge Landfill, Inc.; Veolia ES Solid Waste Southeast, Inc.	Superior Landfill of Alabama, Inc.	3301 Acmar Road	Moody	St. Clair	35004	Stock/merger acq.: Acmar Regional Landfill, Inc.	31-Mar-98	$20 M	Parcel # 25-08-34-0-001-001.001 25-08-34-0-001-001.000 25-08-34-0-002-012.000 25-08-34-0-001-002.001 25-08-34-0-001-002.002 25-08-34-0-001-002.001 25-07-35-0-001-001.000	745	Lawyers Title # 136-00-565735
AL	1998.017-AL	Landfill buffer & expansion	Veolia ES Star Ridge Landfill, Inc.	Superior Star Ridge Landfill, Inc.	adjacent to Star Ridge LF	Moody	St. Clair	35004	Crow Family	1-Jul-98	$226,723	-----	240	Lawyers Title # 136-01-463566
AL	1998.018-AL	Landfill buffer & expansion	Veolia ES Star Ridge Landfill, Inc.	Superior Star Ridge Landfill, Inc.	adjacent to Star Ridge LF	Moody	St. Clair	35004	Jane Garrison Hedden	12-Jun-98	$170,000	-----	130	Stewart Title # O-9993-1944888
AL	1997.010-AL	Landfill	Veolia ES Cedar Hill Landfill, Inc.	Urban Sanitation Corp.	1319 N. Business Creek Road	Ragland	St. Clair	35131	Stock Acq.: Resource Recovery Transfer & Transportation, Inc.	27-Jun-97	$10 M	-----	500	Ticor Title # 01-3143-106-00001544
AL	2006.026-AL	Landfill expansion	Veolia ES Cedar Hill Landfill, Inc.	Veolia ES Cedar Hill Landfill, Inc.	272 acres adjacent to Cedar Hill LF	Ragland	St. Clair	35131	Soterra LLC	27-Aug-08	$544,160	18-09-31-0-000-001.000	272	CTIC # 72207-76374806
AL	2002.007-AL	Hauling co.	Veolia ES Solid Waste Southeast, Inc.	Superior Waste Services of Alabama, Inc.	1430 Speedway Blvd.	Lincoln	Talledaga	35096	Waste Away Group, Inc. (owned by Waste Mgmt.)	13-May-02	$850,000	PIN 61-08-02-03-0-000-011.002 61-08-02-03-0-000-011.003	13	CTIC # 72106-332955
AL	1998.019-AL	Hauling co.	Veolia ES Solid Waste Southeast, Inc.	Alabama Waste Services, Inc.	966 W. Grand Ave.	Rainbow City	Etowah	35096	Stock acq.: Alabama Waste Services, Inc.	31-Mar-98	$150,000 (part of larger deal)	Tax parcel ID #: 31-16-06-24-0-001-005.005	3.4	Commitment only'
FLORIDA														
FL	2000.009-FL	Hauling co.	Veolia ES Solid Waste Southeast, Inc.	Superior Waste Services of Florida, Inc.	17101 Pine Ridge Road	Fort Myers Beach	Lee	33931	Kimmins Recycling Corp.	15-Jun-00	$950,000	Tax ID # 08-46-24-00-0000.002A	5	FATCO # FA-35-462071
FL	2008.007-FL	Transfer station & hauling co.	Veolia ES Solid Waste Southeast, Inc.	Veolia ES Solid Waste Southeast, Inc.	5111 S. Pine Ave.	Ocala	Marion	34480	Paglia & Associates, LLC; South Pine Associates, LLC	1-Dec-08	$5.5 M	31239-005-00	19	CTIC # FL3997-46-08-100OE-2009.7210609-76979824

1

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
FL	1998.024-FL	Landfill	Veolia ES Cypress Acres Landfill, Inc.	Superior Services, Inc.	7424 N.E. 33rd Court	Ocala	Marion	34479	Stock acq. Sandman Trucking corp.	1-May-98	total deal: $201,450	-----	49	Attorney's Title # OPM-1576622
GEORGIA														
GA	2007.024-GA	Hauling co.	Veolia ES Solid Waste Southeast, Inc.	Veolia ES Solid Waste Southeast, Inc.	1515 Pecan Lane	Albany	Dougherty	31705	Allied Services, LLC	31-Aug-07	$375,000 (part of larger deal)	00156-00001-01A 00156-00001-01B	7.4	First American #296820
GA	2008.010-GA	Transfer station	Veolia ES Solid Waste Southeast, Inc.	Veolia ES Solid Waste Southeast, Inc.	1532 S. Mock Road (adjacent to 1515 Pecan Lane)	Albany	Dougherty	31705	Quality Compliance Services, Inc.	31-Jul-08	$380,000	00156-00001-01C	6	FATCO # 355086
GA	2011.004-GA	Transfer station & hauling co.	Veolia ES Solid Waste Southeast, Inc.	Veolia ES Solid Waste Southeast, Inc.	750 Dunbar Road	Byron	Peach	31008	KMA Transfer, LLC	2-Feb-11	Part of entire acq. $4,250,000	$200,000 allocated to property	3.8	CTIC # GA2551-46-CO258.29133-2011.7230610-
GA	2007.026-GA	Transfer station & hauling co.	Veolia ES Solid Waste Southeast, Inc.	Veolia ES Solid Waste Southeast, Inc.	2015 Veterans Parkway	Columbus	Muscogee	31904	Allied Services, LLC	31-Aug-07	$751,000 (part of larger deal)	016-015-004	3.4	First American #291409
GA	2007.034-GA	Hauling co.	Veolia ES Solid Waste Southeast, Inc.	The Sandman, Inc.	4900 Warm Springs Road	Columbus	Muscogee	31909	The Sandman, Inc.	1-Jan-08	$355,000	-----	2.5	Commonwealth Land Title # C33-0010624
GA	1998.025-GA	Landfill & hauling co.	Veolia ES Pecan Row Landfill, Inc.; Veolia ES Solid Waste Southeast, Inc.	Superior Services, Inc.	1101 Hawkins Street & 2995 Wetherington Lane	Valdosta	Lowndes	31601	Stock acq.: GeoWaste of Ga, Inc. & its subs.	30-Oct-98	part of stock acq.	Map code 0058-004 (91.98 acres) Map code 0058-003 (37.4 acres) Map code 0119D-030 (4.91 acres)	135	Lawyers Title # 113-00-418542 (LF) Lawyers Title # 113-00-367703 (LF) Lawyers Title # 113-00-367702 (Hauling)
GA	2002.004-GA	Landfill	Veolia ES Evergreen Landfill, Inc.	Onyx Evergreen Landfill, Inc.	3163 Wetherington Lane	Valdosta	Lowndes	31601	Deep South Regional Solid Waste Management Authority	15-May-02	$650,000	Tax Map Parcel 0058-002A	318	CTIC 11-0107-106-00000174
GA	2009.005-GA	Landfill expansion	Veolia ES Evergreen Landfill, Inc.	Veolia ES Evergreen Landfill, Inc.	Land lots 62, 76 & 77 12th Land District	Valdosta	Lowndes	31601	The Langdale Company	7-Oct-09	$1,000	Map # 0058-002B LL 62, 76 & 77 12th LD	562	CTIC # GA-001-306-56816
ILLINOIS														
IL	2000.010-IL	Landfill & hauling co.	Veolia ES Orchard Hills Landfill, Inc.; Veolia ES Solid Waste Midwest, LLC	Superior Orchard Hills Landfill, Inc.	8290 Highway 251 South; 8538 Highway 251 South; 9575 Highway 251 South	Davis Junction	Ogle	61020	BFI Waste Systems of North America, Inc.	24-May-00	$25M (title policy)	PIN: 22-11-02-100-002 22-11-02-300-003 22-11-02-100-001 22-11-11-100-004 22-11-11-200-000 22-11-11-200-007 22-11-02-400-001	516	Lawyers Title # A75-0108522

2

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
IL	2002.009-IL	Landfill buffer	Veolia ES Orchard Hills Landfill, Inc.	Onyx Waste Services, Inc.	8290 Highway 251 South; 8538 Highway 251 South; 9575 Highway 251 South	Davis Junction	Ogle	61020	BFI Waste Systems of North America, Inc.	27-Feb-02	$163,259 (allocated)	Tax Parcel # 11-02-200-001	160	Stewart Title # O-9993-2148733
IL	1998.029-IL	Landfill & hauling co.	Veolia ES Valley View Landfill, Inc.; Veolia ES Solid Waste Midwest, LLC	Macon County Landfill Corp.	1363 Bear Road	Decatur	Macon	62522	Stock acq.: Macon County Landfill Corp.	17-Nov-98	$9,500,000	Tax Parcel # 06-11-24-151-002 06-11-23-476-002 06-11-24-151-004 06-11-23-426-002 06-11-24-300-009 02-11-25-100-012 02-11-26-200-003 02-11-25-100-014 06-11-24-151-005 06-11-23-426-004 06-11-24-300-010 06-11-23-426-003 02-11-26-200-003	----	CTIC # 1612-120081516
IL	1999.003-IL	Landfill buffer & expansion	Veolia ES Valley View Landfill, Inc.	Macon County Landfill Corp.	4975 Hill Road	Decatur	Macon	62522	Oakley, Thomas and Martha	8-Nov-99	$70,000	06-11-24-400-001 & 06-11-24-226-009	10.50	CTIC # 1612-120084724 dtd. 11/10/99
IL	2005.007-IL	Landfill buffer & expansion	Veolia ES Valley View Landfill, Inc.	Onyx Valley View Landfill, Inc.	1150 Bear Road	Decatur	Macon	62522	Chandler, David	15-Sep-05	$58,000	PIN # 06-11-24-176-004	1.00	Attorney's Title Guaranty Fund # 050030100865-01
IL	2006.001-IL	Landfill buffer & expansion	Veolia ES Valley View Landfill, Inc.	Onyx Valley View Landfill, Inc.	5050 West Hill Road	Decatur	Macon	62522	Fry, Richard & Lois	31-Jan-06	$165,000	PIN # 06-11-24-176-006	11.80	CTIC # 1612-12010589 dtd. 2/2/06
IL	2006.002-IL	Landfill buffer & expansion	Veolia ES Valley View Landfill, Inc.	Onyx Valley View Landfill, Inc.	5160 West Hill Road	Decatur	Macon	62522	Davis, James	31-Jan-06	$315,000	PIN # 06-11-24-176-005	12.00	CTIC # 1612-120105900 dtd. 2/2/06
IL	2006.010-IL	Landfill buffer & expansion	Veolia ES Valley View Landfill, Inc.	Onyx Valley View Landfill, Inc.	1095 Bear Road	Decatur	Macon	62522	Erwin, Howard	1-Jun-06	$350,000	06-11-24-151-001	10.00	CTIC # 1612-120106707 dtd. 6/2/06
IL	2009.006-IL	Landfill buffer & expansion	Veolia ES Valley View Landfill, Inc.	Veolia ES Valley View Landfill, Inc.	Vacant land - Valley View LF	Harristown	Macon	62522	Park, Richard	8/14/09 into escrow	$115,000	02-11-25-100-013	22.00	CTIC # 1612-120113128
IL	2006.015-IL	Landfill buffer & expansion	Veolia ES Valley View Landfill, Inc.	Veolia ES Valley View Landfill, Inc.	5500 West Hill Road	Harristown	Macon	62522	Beyer, Barbara	17-Nov-06	$62,500	06-11-23-276-004	10.00	Lawyer's Title Ins. Co. # A75-2786604
IL	2006.022-IL	Landfill buffer & expansion	Veolia ES Valley View Landfill, Inc.	Veolia ES Valley View Landfill, Inc.	1140 Bear Road	Harristown	Macon	62522	Oakley (JR.), Michael and Michelle	30-Nov-06	$162,500	06-11-24-176-003	1.00	CTIC # 1612-120107552 dtd. 12/4/06
IL	2006.023-IL	Landfill buffer & expansion	Veolia ES Valley View Landfill, Inc.	Veolia ES Valley View Landfill, Inc.	1130 Bear Road	Harristown	Macon	62522	Oakley (SR.), Thomas and Martha	30-Nov-06	$162,500	06-11-24-176-002	1.00	CTIC # 1612-120107667 dtd. 12/4/06

3

DATED: 7-16-12

Veolia ES Solid Waste, Inc.

17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
IL	2000.017-IL	Landfill	Veolia ES Zion Landfill, Inc.	Superior Zion Landfill, Inc.	701 Green Bay Road	Zion	Lake	60099	BFI Waste Systems of North America, Inc.	31-Mar-00	$19,000,000	PIN: 03-12-200-013 03-12-200-014 03-12-200-015 03-12-200-016 04-07-200-010 04-07-200-012 04-07-200-013 04-07-200-018 04-07-100-001 04-07-100-002 04-07-100-003 04-07-100-004 04-07-100-006	151	Lawyers Title # 99-07147
IL	2006.005-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Onyx Zion Landfill, Inc.	42834 N. Kenosha Road	Zion	Lake	60099	Roberts & Bodero	10-Mar-06	$192,060	Tax ID # 04-08-102-004	1	TICOR # 2000-001026286 WI
IL	2006.024-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	42666 N. Kenosha Road	Zion	Lake	60099	Kielbasa, Paul S.	12-Jan-07	$400,000	04-07-200-023-0000 ~~04-07-200-021-0000~~	1.4	CTIC 1409-000730017WK
IL	2006.025-IL	LF buffer & expansion	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	700 Kenosha Road	Zion	Lake	60099	Craig Bergmann Landscape Design, Inc.	15-Jan-09	$2,000,000	04-07-200-020-0000 04-08-100-028-0000 04-08-102-006-0000	22	CTIC # 1401-880003032
IL	2007.003-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	43152 N. Kenosha Road	Zion	Lake	60099	Wallis, Lorrine K.	9-Mar-07	$155,000	004-05-300-023	1	CTIC 1409-000730843 WK
IL	2007.004-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	42936 N. Kenosha Road	Zion	Lake	60099	Bowman, James & Nellie	14-Mar-07	$450,000	004-08-102-008	1	CTIC 1409-000731271 WK
IL	2007.005-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	42774 N. Kenosha Road	Zion	Lake	60099	Schlei, Anthony	16-Mar-07	$450,000	004-08-102-006	1	CTIC 1409-000730848 WK
IL	2007.006-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	42890 N. Kenosha Road	Zion	Lake	60099	Smith, Kerry & Christine	16-Mar-07	$450,000	004-08-102-002	1	CTIC 1409-000730849 WK
IL	2007.007-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	42820 N. Kenosha Road	Zion	Lake	60099	Quinn, James & Susan	16-Mar-07	$450,000	004-08-102-005	1	CTIC 1409-000730847 WK
IL	2007.008-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	12020 W. Forman Drive	Zion	Lake	60099	Fiedler, Richard & Barbara	16-Mar-07	$450,000	004-07-200-011	1	CTIC 1409-000730844 WK
IL	2007.009-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	42978 N. Kenosha Road	Zion	Lake	60099	Nieze, Keith & Claudia	19-Mar-07	$450,000	004-08-101-001	1	CTIC 1409-000730846 WK
IL	2007.010-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	42872 N. Kenosha Road	Zion	Lake	60099	Merkling, Dan & Nannette	26-Mar-07	$450,000	004-08-102-003	1	CTIC 1409-000730845 WK

4

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
IL	2007.014-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	43020 N. Kenosha Road	Zion	Lake	60099	Pat Metzger and Jason Gilliam	23-Jan-08	$600,000	04-05-300-012	4.77	CTIC 1409-000732861 WK
IL	2007.015-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	small piece of 42666 N. Kenosha Road	Zion	Lake	60099	Bonora, Frank & Marjorie	31-May-07	$14,000	04-07-200-022-0000 ~~small piece of 04-07-200-021-000~~	---	NONE
IL	2010.001-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	43172 N. Kenosha Road	Zion	Lake	60099	Fout, Jim	9-Apr-10	$200,000	PIN 0405300022	1	CTIC# 1409-ST5114718-WNC
IL	2010.014-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	43296 N. Kenosha Road	Zion	Lake	60099	Mercado, Teresa	5-Nov-10	$148,000	PIN: 04-05-300-008	1	CTIC # 1409-000756474
IL	2011.010-IL	Residential (waive setback)	Veolia ES Zion Landfill, Inc.	Veolia ES Zion Landfill, Inc.	42674 N. Kenosha Road	Zion	Lake	60099	Bonora, Frank & Marjorie	30-Aug-11	$200,000	PIN: 0408100030	1	CTIC # 1409-000760044
IL	2002.002-IL	Transfer station	Veolia ES Solid Waste Midwest, LLC	Onyx Waste Services, Inc.	766 Hunter Drive	Batavia	Kane	60510	Ozinga North Suburban Ready Mix Concrete, Inc.	30-Aug-02	$1,580,000	12-13-376-005	5	TICOR # 2000-000052835K
IL	2006.021-IL	Hauling co. & offices	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	1660 Hubbard Ave.	Batavia	Kane	60510	Prairie Material Sales, Inc.	1-Mar-07	$1,250,000	12-13-402-020	3.7	CTIC # 1410-000561690 KA
IL	2010.013-IL	Admin. Offices (Central Region)	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	1798 Hagemann Drive	Batavia	Kane	60510	Murlowski Construction Company, Inc.	20-Oct-10	$1,305,000	12-13-251-023 12-13-251-047 12-13-404-038	3	CTIC # 1401-WSA446047-F1
IL	2011.001-IL	Vacant land (adj. to Central Region off.)	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	XXX James Drive	Batavia	Kane	60510	Westwood, Brian	23-Mar-11	$550,000	PIN 12-13-251-052 12-13-251-053	3	CTIC # 1410 NW7101780 UA
IL	2011.002-IL	Vacant (adj. to Central Region off.)	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	James Drive (1.3 acres)	Batavia	Kane	60510	Snipe Hunters LLC	11-Mar-11	$302,295	PIN 12-13-251-038	1.3	CTIC # 1410-008834706 KA
IL	2000.015-IL	Transfer station	Veolia ES Solid Waste Midwest, LLC	Superior Services of Illinois, Inc.	1711 Lyons Street; 1710-1712 Church Street	Evanston	Lake	60201	BFI Waste Systems of North America, Inc.	31-Mar-00	$607,530	PIN: 10-13-222-006 10-13-222-007 10-13-222-008 10-13-222-009 10-13-221-020 10-31-221-021 10-13-401-001 10-13-401-006 10-13-401-008	8.00	Lawyers Title Ins. Co. #00-00592
IL	2006.018-IL	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, Inc.	6111 West State Street	Charleston	Coles	61920	Allied Waste Transportation, Inc.	8-Sep-06	$87,080	06.0.00003.000	20	FATCO # OP-6701781

5

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
IL	2000.016-IL	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior Services of Illinois, Inc.	2750 Shermer Road & 2800 Shermer Road	Northbrook	Cook	60062	BFI Waste Systems of North America, Inc.	31-Mar-00	$552,368	PIN: 04-21-203-004 04-21-400-011 04-21-203-008 04-21-401-014	2.8	None
IL	2002.012-IL	Hauling co.	Veolia ES Solid Waste Midwest, LLC	Onyx Waste Services, Inc. (IL corp.)	4612 W. Lake Street	Melrose Park	Cook	60160	Rob Roy Commercial Joint Venture Limited Partnership	31-Jul-02	$3,065,000	PIN: 15-05-405-001-0000		None
IL	2000.018-IL	Transfer station	Veolia ES Solid Waste Midwest, LLC	Superior Services of Illinois, Inc.	4700 W. Lake Street	Melrose Park	Cook	60160	BFI Waste Systems of North America, Inc.	31-Mar-00		15-05-300-052 15-05-300-053 15-05-300-054 15-05-300-006 15-05-300-046 15-05-300-055 15-05-300-050 15-05-104-011	9	Lawyers Title # 00-00591
IL	2000.013-IL	Hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior Services of Illinois, Inc.	2230 Ernest Krueger Drive	Waukegan	Lake	60087	BFI Waste Systems of North America, Inc.	31-Mar-00	$793,300	PIN # 07-12-217-003 07-12-217-004	6.5	None
INDIANA														
IN	2012.006-IN	Transfer station* (*permit expected mid-July)	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	5556 S. State Road 162	Huntingburg	DuBois	47542	Republic Services of Indiana, Limited Partnership	25-May-12	$100	19-10-32-402-111.000-013 19-10-32-402-108.000-013 19-10-32-402-109.000-013 19-10-32-402-110.000-013 19-10-32-402-121.000-013 19-10-32-402-122.000-013 19-10-32-402-123.000-013 19-10-32-402-124.000-013 19-10-32-400-050.000-013	10.28	To be provided
IN	2007.023-IN	Landfill & hauling co.	Veolia ES Hoosier Landfill, Inc. Veolia ES Solid Waste Midwest, LLC	Veolia ES Hoosier Landfill, Inc.	2710 E. 800 South Road & 2525 E. 700 South Road	Claypool	Kosciusko	46510	Packerton Land Company, LLC	31-Aug-07	$1.75 M (part of larger deal)	numerous - see file	480	First American #291500
IN	2007.021-IN	Landfill buffer	Veolia ES Hoosier Landfill, Inc.	Veolia ES Hoosier Landfill, Inc.	7144 S. 300 East	Claypool	Kosciusko	46510	Packerton Land Company, LLC	31-Aug-07	$12,100 (part of larger deal)	Key #s 017-078-002.1A 017-078-002.1B 017-078-002.1	17.25	First American #297279

6

DATED: 7-16-12

Veolia ES Solid Waste, Inc.

17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
IN	2007.022-IN	Residential	Veolia ES Hoosier Landfill, Inc.	Veolia ES Hoosier Landfill, Inc.	8078 S. Thomas Drive & 2042 E. Elm	Claypool	Kosciusko	46510	Packerton Land Company, LLC	31-Aug-07	$220,000 (part of larger deal)	Key #s 019-022-032 019-022-020 019-022-015 019-022-021 019-022-016	2.5	First American #297274
IN	2010.003-IN	Residential (PVPP)	Veolia ES Hoosier Landfill, Inc.	Veolia ES Hoosier Landfill, Inc.	8232 S. Thomas Drive	Claypool	Kosciusko	46510	Hicks, Allie	23-Mar-10	$68,500	019-708002-50 019-708002-40	9.9	Stewart Title # O-9301-000881340
IN	2011.013-IN	Landfill buffer (residential)	Veolia ES Hoosier Landfill, Inc.	Veolia ES Hoosier Landfill, Inc.	2356 East 700 South & 2372 East 700 South	Claypool	Kosciusko	46510	Sibert, Curt and Sharon	16-Dec-11	$269,000	Parcel # 17-726001-93 & Key # 017-071-001.B and Parcel # 17-726002-27 & Key # 017-071-001.BLL	5	FATCO # 5011400-223043
IN	2000.004-IN	Landfill & hauling co.	Veolia ES Blackfoot Landfill, Inc.; Veolia ES Solid Waste Midwest, LLC	Superior Waste Services of Indiana, Inc.	3726 East State Road 64	Winslow	Pike	47598	American Disposal Services of Missouri, Inc.	15-May-00	$609,000	003-00459-00 007-00114-01	382	Lawyers Title # A75-0332733
IN	2002.003-IN	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Onyx Waste Services, Inc. (IN)	12800 & 12900 Warrick County Line Road	Evansville	Vanderburgh	47711	William L. Koester and Koester Transfer Services, Inc.	20-Dec-02	$980,000	Tax ID # 07-050-09-075-015	20	Commonwealth Land Title # A60-481232 & A60-481233
IN	2010.007-IN	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	3054 E. Division Road (also known as: 19 S 300 E and 69 S 300 E)	Monticello	White	47960	Indiana Waste Systems, Inc., Rangeline Properties, Inc., and What Ever, LLC	7/12/2010 & 10/1/10 (escrow on Parcel 2)	$1,000,000	# 91-73-31-000-002.402-020 (County Tax # 014-20430-02) Lot 2 - Tax P # 91-73-31-000-002.403-020 (County # 014-20430-03) 69 S 300 E - 91-73-31-000-000.200-020 (County # 014-03610-00) & 91-73-31-000-004.500-020 (014-40200-	12	CTIC # IN2408-48-2010060035-2010.74306-82214541
KENTUCKY														
KY	2007.029-KY	Landfill & hauling co.	Veolia ES Blue Ridge Landfill, Inc.; Veolia ES Solid Waste Midwest, LLC	Veolia ES Blue Ridge Landfill, Inc.	2700 Winchester Road	Irvine	Estill	40336	Blue Ridge Landfill General Partnership	31-Aug-07	$5,050,000 (part of larger deal)	-----	354	FATCO #291401
KY	2007.030-KY	Landfill & hauling co.	Veolia ES Morehead Landfill, Inc.; Veolia ES Solid Waste Midwest, LLC	Veolia ES Morehead Landill, Inc.	300 Old Phelps Road	Morehead	Rowan	40351	Local Sanitation of Rowan County, LLC	31-Aug-07	$2,250,000 (part of larger deal)	-----	197	FATCO #291406
KY	2008.011-KY	Office at landfill	Veolia ES Morehead Landfill, Inc.	Veolia ES Morehead Landill, Inc.	260 Old Phelps Road	Morehead	Rowan	40351	Luzi, Penny	25-Nov-08	$75,000	019-00-00-005.00	1.84	FATCO # 372357

7

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
MICHIGAN														
MI	2000.011-MI	Landfill, office & related operations	Veolia ES Arbor Hills Landfill, Inc.; Veolia ES Solid Waste Midwest, LLC	Superior Arbor Hills Landfill, Inc.	10470 W. 6 Mile Rd. (maint.) 10599 W. 5 Mile Rd. (admin/off.) 10690 W. 6 Mile Rd. (LF) *Note- approx. 161 acres of LF is leased from Salem Township. 10696 Six Mile Rd. (compost) 10833 S. 5 Mile Rd. (MRF) 10861 Five Mile Rd. (recyc.)	Northville	Washtenaw & Wayne	48168	BFI Waste Systems of North America, Inc.	31-Mar-00	$40 M (title policy)	Township 01-12-300-001; 01-12-400-002, -003, -004, -005, -006; 01-13-100-003, -004; AA-88-13-101-001 (leased); 01-13-200-001 01-13-300-001, -010, -011; 01-13-400-002 (PT) 01-13-400-004; AA-88-13-401-003- (leased); Wayne Cty/Northville Township 070-99-0001-000 071-99-0001-000 (PT) 027-99-0006-000	731	-----
MI	2000.012-MI	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior Services of Michigan, Inc.	3051 Schaefer Road	Dearborn	Wayne	48126	BFI Waste Systems of North America, Inc.	31-Mar-00	$329,050	Tax Item # 10-194-03-001	6.4	Lawyers Title# A75-0062717
MINNESOTA														
MN	1994.001-MN		Veolia ES Rolling Hills Landfill, Inc.	Superior Services, Inc.	175 County Road 37 NE	Buffalo	Wright	55313	Forest City Road Landfill, Inc.	18-Jul-94	$2,000,000	PID NO: 213-100-312302 (56 ac.) 213-100-312303 (3.5 ac) 213-100-312305 (10 ac) 213-100-311300 (106 ac) 213-100-313303 (13 ac)	188	CTIC # 24-0017-060-00001118
MN	1996.007-MN	Landfill buffer	Veolia ES Rolling Hills Landfill, Inc.	Superior FCR Landfill, Inc.	6194 County Road 12 North	Buffalo	Wright	55313	Moody, Theodore & Marlene	26-Sep-96	$100,000	PID NO. 213-100-313301 213-100-313302	2	CTIC # 24-0017-106-00000393
MN	1996.008-MN	Landfill buffer & expansion	Veolia ES Rolling Hills Landfill, Inc.	Superior FCR Landfill, Inc.	1188 N.E. 60th Street	Buffalo	Wright	55313	Perisian, Allen R. - Estate of	27-Sep-96	$310,000	PID NO. 213-100-314100 (80 ac) 213-100-323300 (75 ac)	155	CTIC # 24-0017-106-00000416
MN	1998.028-MN	Landfill expansion	Veolia ES Rolling Hills Landfill, Inc.	Superior FCR Landfill, Inc.	6040 County Road 12 North	Buffalo	Wright	55313	Yonak, George & Marjorie	13-Aug-98	$575,000	PID NO 213-100-313303	40	CTIC# 24-0017-106-00000718
MN	1999.014-MN	Landfill buffer & expansion	Veolia ES Rolling Hills Landfill, Inc.	Superior FCR Landfill, Inc.	XX 60th Street N.E.	Buffalo	Wright	55313	Memelink, Garret & Mary	28-Dec-99	$163,500	PID NO. 202-000-062100	69	CTIC # 24-0017-106-00001081
MN	1998.021-MN	Hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior Services, Inc.	1375 7th Avenue 1475 7th Avenue	Newport	Washington	55055	Stock acq: Watson's Rochester Disposal, Inc., et. al.	26-Aug-98	total deal: $2.6 M	PIN 36-028-22-23-0021 PIN 36-028-22-32-0100 PIN 36-028-22-32-0042--(or 0099)?	7	CTIC # 24-0089-106-00001263

8

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
MN	1998.022-MN	Hauling co. & Recycling	Veolia ES Solid Waste Midwest, LLC	Superior Services, Inc.	4135 E. Highway 14 4225 E. Highway 14 4245 E. Highway 14	Rochester	Olmstead	55904	Stock acq: Watson's Rochester Disposal, Inc., et. al.	26-Aug-98	total deal: $2.6 M	R63.04.32.035535 R63.04.31.035532 R63.04.32.035536	----	CTIC # 24-0089-106-00001263
MN	1996.001-MN	Hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior FCR Landfill, Inc.	2355 12th Street SE	St. Cloud	Sherburne	56304	Vasko Rubbish Removal, Inc.	1-Aug-96	$220,000	Parcel ID #: 25-006-4102 25-006-4104	12	CTIC # 24-0017-106-00000411
MN	2005.012-MN	Transfer station & hauling co.	Veolia ES Vasko Solid Waste, Inc.	Como Ave. Properties LLC	323 Como Ave.	St. Paul	Ramsey	55103	Derril E. Shantz Revocable Trust	Como acq. 8/30/04; we acq. Como 9/30/05	12-Mar-17	25.29.23.43.0106	0.73	CTIC # 72106-71452682 dtd 10-20-05
MN	2005.013-MN	Transfer station & hauling co.	Veolia ES Vasko Solid Waste, Inc.	G & R Real Estate LLC	309 Como Ave.	St. Paul	Ramsey	55103	Spring Hill Partners LP	G& R acq. 5/5/99; we acq G&R 9/30/05	8-Sep-71	25.29.23.43.0098	2	CTIC # 24-4011-106-00001484
MN	2006.006-MN	Parking - Adjacent to Vasko Hauling	Veolia ES Vasko Solid Waste, Inc.	Vasko Solid Waste, Inc.	303 Como Ave.	St. Paul	Ramsey	55103	Rosenblum, Irv & Toby	31-May-06	$450,000	25.29.23.43.0044	0.5	CTIC # 72106-72000723
MISSOURI														
MO	1996.005-MO	Landfill	Veolia ES Oak Ridge Landfill, Inc.	West County Disposal Ltd.	9 Fernglen Drive 14 Fernglen Drive 1653 Sulphur Springs Rd.	Ballwin	St. Louis	63021	acquired thru stock acq. of West County Disposal	24-Sep-96	$2,832,151 (includes lease interest)	9 Fernglen - 26R530012 14 Fern. - 25R220015 1653 Sulphur - 25R240035	parcels - 39.65 acres 1653 Sulphur = 15.15	Commonwealth Land Title Abstract # 256444 File J181203
MO	1999.010-MO	Landfill buffer	Veolia ES Oak Ridge Landfill, Inc.	Superior Oak Ridge Landfill, Inc.	1741 Sulphur Springs Rd. 12 Fernglen Drive 10 Fernglen Drive	Ballwin	St. Louis	63021	Multack Enterprises Ltd.	15-Sep-99	$1,700,000	25R220042 25R230016 25R220060 25R310040	115	Commonwealth Land Title Abstract 318794 File J319428
MO	2006.014-MO	Landfill buffer	Veolia ES Oak Ridge Landfill, Inc.	Superior Oak Ridge Landfill, Inc.	1438 & 1648 Sulphur Springs Road	Ballwin	St. Louis	63021	Becker, James B.	22-Mar-01	$60,000	25R-61-0735 (.5 acre) 25R-33-0161 (8.92)	.5 acre parcel & 8.92 acre parc.	Commonwealth Land Title # 422169
MO	2007.019-MO	Landfill buffer	Veolia ES Oak Ridge Landfill, Inc.	Veolia ES Oak Ridge Landfill, Inc.	889 Vance Road (outlot "A" of Foster Springs)	Ballwin	St. Louis	63021	McBridge & Son Homes, Inc.	22-May-07	$0	-----	0.0093	-----
MO	1997.012-MO	Landfill & hauling co.	Veolia ES Maple Hill Landfill, Inc.; Veolia ES Solid Waste Midwest, LLC	Superior Maple Hill Landfill	31226 Intrepid Road	Macon	Macon	63552	Teter Sanitary Landfill and Refuse Hauling, Inc.	23-Oct-97	$4M	Parcel #s: 22-18-6-13-0-0-19 22-18-6-24-0-0-4 22-18-6-24-0-0-3	383	CTIC # 26-0119-106-00000568
MO	1997.014-MO	Landfill buffer	Veolia ES Maple Hill Landfill, Inc.	Superior Maple Hill Landfill, Inc.	SW 1/4 of NE 1/4 - Sec. 24	Macon	Macon	63552	Lyda, Francis L. & Myrna	19-Dec-97	$17,000	-----	19	Stewart Title 0-9993-1166781

9

DATED: 7-16-12

Veolia ES Solid Waste, Inc.

17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
MO	2000.008-MO	Landfill buffer	Veolia ES Maple Hill Landfill, Inc.	Superior Maple Hill Landfill, Inc.	NW 1/4 of NE 1/4 - Sec. 24	Macon	Macon	63552	McElhaney, Ronald & Suzanne	5-May-00	$37,500	-----	60	Commitment only
MO	1998.015-MO	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior of Missouri, Inc.	4200 Roleke Drive	Bethany	Harrison	64424	Longview of Livingston County, Inc.	31-Mar-98	$350,000	-----	3	Commonwealth Land Title # A60-201810
MO	2008.003-MO	Hauling co.	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	1509 Locust Street	Boonville	Cooper	65233	Qubie, LLC	20-Jun-08	$60,000	-----	4.8	Stewart Title # O-9301-1049523
MO	2001.002-MO	No ops. at site	Veolia ES Solid Waste Midwest, LLC	Superior of Missouri, Inc.	51 N. Rangeline Road	Columbia	Boone	65205	Tekotte, Foster C. & Mary Ann	10-Jan-01	$350,000	Parcel # 18-103-07-00-010.05	6	CTIC # 26-0134-106-00004973
MO	1997.013-MO	No ops. at site	Veolia ES Solid Waste Midwest, LLC	Teter Sanitary Landfill and Refuse Hauling, Inc.	900 N. Centennial Street	Kirksville	Adair	63501	Teter Sanitary Landfill and Refuse Hauling, Inc.	23-Oct-97	$90,000	Parcel #: 24-01730.00	2.8	commitment only.
MO	1998.002-MO	No ops. at site	Veolia ES Solid Waste Midwest, LLC	Superior of Missouri, Inc.	23660 Audrain Road 416	Mexico	Audrain	65265	City of Mexico, MO	5-Oct-98	$360,000	09-03652.147	7.6	CTIC # 26-0057-106-00001324
NEW JERSEY														
NJ	1999.004-NJ	Transfer station / Not operating	Veolia ES Solid Waste of NJ, Inc.	Veolia ES Solid Waste of NJ, Inc.	262 Broadway	Jersey City	Hudson	07306	Robros Recycling Corporation	17-May-99	$1.25 M	Block 1603, Lot 61	-----	Stewart - 169705NC
NJ	1999.005-NJ	Transfer station / Not operating	Veolia ES Solid Waste of NJ, Inc.	Veolia ES Solid Waste of NJ, Inc.	262 & 284 Broadway	Jersey City	Hudson	07306	Five Brothers Carting Co., Inc.	17-May-99	$1.25 M	262 Broadway = Block 1603, Lot 62 284 Broadway = Block 1602, Lot 29	-----	Stewart - 169705ND
NJ	1999.006-NJ	Transfer station / Not operating	Veolia ES Solid Waste of NJ, Inc.	Veolia ES Solid Waste of NJ, Inc.	292-294 Broadway	Jersey City	Hudson	07306	Eastern Waste Services Corp.	17-May-99	$1.25 M	Block 1601, Lot J.01	-----	Stewart - 169705NA
NJ	1998.004-NJ	Transfer station	Veolia ES Solid Waste of NJ, Inc.	A. Capone Sanitation Co.	30-35 Fulton Street 178 River Street	Paterson	Passaic	07544	acquired thru Pen Pac stock acq.	30-Sep-98	part of PenPac Acq	Block 558- lots 4, 5, 5A, 6, 6A, 6B, 9 Block 559 - lots 5, 6, 14	2.6	-----
NJ	1998.006-NJ	Transfer station	Veolia ES Solid Waste of NJ, Inc.	local Associates (Pen Pac Acq.)	23-33 Iowa Ave. 36-40 California Ave.	Paterson	Passaic	07503	acquired thru Pen Pac stock acq.	30-Sep-98	part of PenPac Acq	Block K1250 Lots 21, 36, 37, 38	0.7	-----
NJ	1998.005-NJ	Transfer station & hauling co.	Veolia ES Solid Waste of NJ, Inc.	Pen Pac, Inc.	301 Maltese Drive	Totowa	Passaic	07512	Concetta M. Iorio	30-Sep-98	part of PenPac Acq	Block 170.02 Lot 3	3.1	-----
PENNSYLVANIA														
PA	2002.011-PA	Landfill	Veolia ES Lancaster, LLC	Onyx Lancaster, LLC	2487 Cloverleaf Road	Elizabethtown (Mt. Joy township)	Lancaster	17022	Eagle Land Management of PA, Inc.	19-Dec-02	$7,825,000	Tax Map Nos. 460-7E-12-1 & 461-7E-12-2A	136	FATCO # 04-089449

10

DATED: 7-16-12

Veolia ES Solid Waste, Inc.

17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
PA	2006.007-PA	Landfill buffer	Veolia ES Lancaster, LLC	Onyx Lancaster, LLC	120 Quarry Road	Elizabethtown (Mt. Joy township)	Lancaster	17022	Forry, Jacob & JoAnne Hynicker	26-Apr-06	$180,000	460-53615-0-0000	5.4	Lawyers Title # A75-2342520
PA	2003.003-PA	Landfill buffer	Veolia ES Lancaster, LLC	Onyx Lancaster, LLC	2302 Valley View Road	Elizabethtown (Mt. Joy township)	Lancaster	17022	Barley, Abram Jr., Robert N. & Thomas J.	30-May-03	$450,000	Tax Parcel # (461) 8E-5-3	68	FATCO # 101286627 PAO
PA	2008.004-PA	Soil borrow source & wetlands	Veolia ES Lancaster, LLC	Veolia ES Lancaster, LLC	2559 Cloverleaf Road	Elizabethtown (Mt. Joy township)	Lancaster	17022	Heistand Properties, LP	29-Mar-12	$1,700,000	New # to be determined	51	FATCO # NCS-337385
PA	2012.007-PA	Residential & buffer	Veolia ES Lancaster, LLC	Veolia ES Lancaster, LLC	60 Quarry Road	Elizabethtown (Mt. Joy township)	Lancaster	17022	Mumma, Brenda	8-Jun-12	$1,200,000	460-13858-0-0000	5.4	To be provided
PA	1997.002-PA	Landfill	Veolia ES Greentree Landfill, LLC	Homestand Land Corporation	635 Toby Road	Kersey	Elk	15846	Stock acq: Homestand from BFI	21-Apr-97	part of larger acq.- allocated price is $16 M	#03-19-016-7934 (276 acres) #03-19-016-6578A #03-19-016-4559 (545 acres) #03-19-016-4911 (282 acres) #03-19-015-9916 #03-19-015-8911	1,336	CTIC # 97-326
PA	2000.021-PA	Landfill buffer	Veolia ES Greentree Landfill, LLC	Superior Greentree Landfill, Inc.	94 acres - Fox Township	Kersey	Elk	15846	Bona, Joseph A. & Becky L.	28-Sep-00	$103,400	-----	94	NONE
PA	2000.022-PA	Landfill buffer	Veolia ES Greentree Landfill, LLC	Superior Greentree Landfill, Inc.	38 acres - Fox Township	Kersey	Elk	15846	Thomas, Kevin C. & Wanda Jean	26-Oct-00	$30,400	-----	37	NONE
PA	2001.008-PA	Landfill buffer	Veolia ES Greentree Landfill, LLC	Superior Greentree Landfill, Inc.	50 acres - Fox Township	Kersey	Elk	15846	Parmigiani, Charles, as attorney for James Carline, et. al.	12-Apr-01	$45,000	---	50	NONE
PA	2001.009-PA	Landfill buffer	Veolia ES Greentree Landfill, LLC	Superior Greentree Landfill, Inc.	1,476 acres - Fox & Horton Township	Kersey	Elk	15846	Monarch Lumber Company by its partners, Regis W. Ochs, Jr. & Donald F. Schmader	22-Jun-01	$687,000	---	1476	NONE
PA	2005.011-PA	Landfill buffer	Veolia ES Greentree Landfill, LLC	Onyx Greentree Landfill, LLC	141 acres - Fox Township	Kersey	Elk	15846	Reed, Nelda & Palma (real prop.) Spencer Land Co. (min. rights)	Real prop. - 3-31-05 Min. rights - 5-19-05	Real prop. - $350,000 Min. rights - $55,000	03-19-015-8194 03-19-015-9173	141	NONE
PA	1998.020-PA	Landfill & hauling co.	Veolia ES Chestnut Valley Landfill, Inc.; Veolia ES Solid Waste of PA, Inc.	Superior Services, Inc.	1184 McClellandtown Road	McClellandtown	Fayette	15458	Stock acq.: CBF, Inc., from sole shareholder Charles Santangelo	31-May-98	$10M	-----	89	Commonwealth Land Title Co. # K138274FA
PA	2008.014-PA	Landfill buffer	Veolia ES Solid Waste of PA, Inc.	Veolia ES Solid Waste of PA, Inc.	1192 McClellandtown Road	McClellandtown	Fayette	15458	Pluto, Charles	12-Mar-09	$290,000	Parcel ID # 15-28-0011	13	CTIC # PA2532-46-278415/101-2009.7230638-77314555

11

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
PA	1998.026-PA	Transfer station & hauling co.	Veolia ES Solid Waste of PA, Inc.	Superior Waste Services of Pennsylvania, Inc.	32870 Route 6 West	Pittsfield	Warren	16340	Thomas, Donald (part of Muni-cycle, Inc. acq.)	15-Feb-00	$400,000	Parcel YV-005-483900-000	2.9	CTIC #99-1464A
PA	2007.032-PA	Transfer station & hauling co.	Veolia ES Solid Waste of PA, Inc.	Veolia ES Solid Waste of PA, Inc.	18380 Paint Blvd.	Shippenville	Clarion	16254	Palo, Michael A.	20-Sep-08	$1.2 M	21-010-028-001	10	CTIC # PA2532-46-278415/100-2008.7230638-76462272
PA	1997.001-PA	Hauling co.	Veolia ES Solid Waste of PA, Inc.	Veolia ES Solid Waste of PA, Inc.	6330 Rte. 219 North	Brockway	Jefferson	15824	Browning-Ferris Industries of Pennsylvania, Inc.	21-Apr-97	part of larger acq.- allocated price is $400,000	Parcels #: 39-290-0112-HA & 39-290-0112-L & 39-290-0112-I	15.4	CTIC # 97-327
PA	2005.014-PA	Hauling co. (add-on)	Veolia ES Solid Waste of PA, Inc.	Veolia ES Solid Waste of PA, Inc.	Route 219 North	Brockway	Jefferson	15824	Snyder, Doris	1-Nov-05	23-Jun-41	Parcel # 39-290-111	2	Security Title # B06-034414
WISCONSIN														
WI	1997.005-WI	Landfill	Veolia ES Hickory Meadows Landfill, LLC	M & N Disposal, Inc.	W3105 Schneider Road	Hilbert	Calumet	54129	Stock acq: M & N Disposal, Inc. from BFI	21-Apr-97	part of larger acq.- allocated price is $12 M	see file for complete list of parcel nos.	317	CTIC # 50-0074-106-00001145
WI	1997.006-WI	Landfill buffer & exp.	Veolia ES Hickory Meadows Landfill, LLC	M & N Disposal, Inc.	N-1/2 of SW-1/4, S23 T19N R19E	Hilbert	Calumet	54129	Schneider Farms, Inc.	30-Jun-97	$110,216	008-02-23191931 008-02-23191932A	78	First American Title Co. #5652617
WI	2010.004-WI	Landfill buffer & exp.	Veolia ES Hickory Meadows Landfill, LLC	Veolia ES Hickory Meadows Landfill, LLC	N5739 McHugh Road	Hilbert	Calumet	54129	Boesch, Arthur & Beverly	29-Oct-10	$1.32 M	Tax Key # 008-0000-191923-00-430A (loc. Id 05134) 008-0000-191923-00-4440A (loc. Id 05135)	80	CTIC 72306-82097613
WI	1997.007-WI	Landfill buffer & exp.	Veolia ES Hickory Meadows Landfill, LLC	Superior Hickory Meadows Landfill, Inc.	W3181 Schneider Road	Hilbert	Calumet	54129	Schneider Farms, Inc.	15-Sep-97	$133,541	008-02-2319192122	5	First American Title Co. #5652636
WI	2000.028-WI	Landfill buffer	Veolia ES Hickory Meadows Landfill, LLC	Superior Hickory Meadows Landfill, Inc.	N5814 County Highway BB	Hilbert	Calumet	54129	Kohl, David & Mary	22-Nov-00	$67,000	PIN 008-0000-0000000-000-0-191923-00-320B	1.9	Stewart Title # O-9993-1846977

12

DATED: 7-16-12

Veolia ES Solid Waste, Inc.

17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
WI	2010.016-WI	Landfill	Veolia ES Mallard Ridge Landfill, Inc.	Veolia ES Mallard Ridge Landfill, Inc.	W8470 State Road 11	Delavan	Walworth	53115	Republic Services of Wisconsin, LP	2-Oct-10	$7.3M (part of larger deal)	BA105300001, BD900004, BD900004C, BD900004D, BD900004E, BD900004F, BD900004G, BD900004H, BD400012, BD400012A, BD400012B, BD900003, BD900003A, BD900003B, BD900003C, BD900003D, BD1000004A, BD1000004B, BD900001, BD900001A, BD900001B, BA165300001, BD900002A, BD900002A1, BD900002A2, BD900002C, BD300002A, BD400004, BD400004A, BD400009, BSW00010, BSW00011, BSW00012, BSW00014, BSW00015, BSW00016, BSW00017, BSW00018, BSW00019, BSW00020, BSW00021	745	CTIC # 72306-82136802
WI	1996.004-WI	Landfill	Veolia ES Seven Mile Creek Landfill, LLC	Superior Seven Mile Creek Landfill, Inc.	8001 Olson Drive	Eau Claire	Eau Claire	54703	Eau Claire County	30-Sep-96	$4,341,000	11-1489	157	CTIC # 50-0125-106-00000165
WI	1998.010-WI	Landfill buffer (residential)	Veolia ES Seven Mile Creek Landfill, LLC	Superior Seven Mile Creek Landfill, Inc.	8140 Connell Drive	Eau Claire	Eau Claire	54703	Harp, Daniel E. & Teresa L.	2-Jul-98	$116,000	020-1046-01-010	5	CTIC # 50-0067-106-00000047
WI	1998.011-WI	Landfill buffer (residential)	Veolia ES Seven Mile Creek Landfill, LLC	Superior Seven Mile Creek Landfill, Inc.	7900 Olson Drive	Eau Claire	Eau Claire	54703	Wedlund, Cynthia K.	15-Jul-98	$95,000	020-1040-07	2.35	CTIC # 50-0067-097-00000232
WI	2001.003-WI	Landfill buffer (residential)	Veolia ES Seven Mile Creek Landfill, LLC	Superior Seven Mile Creek Landfill, LLC	1625 S. 75th Ave.	Eau Claire	Eau Claire	54703	Asmussen, David & Brenda	16-Oct-01	$102,000	020-1042-08-000	20	CTIC # 72106-583655
WI	2002.005-WI	Landfill buffer (residential)	Veolia ES Seven Mile Creek Landfill, LLC	Superior Seven Mile Creek Landfill, LLC	7525 Olson Drive	Eau Claire	Eau Claire	54703	Henning, Walter E. & Jean M.	9-Jan-02	$202,000	020-1042-08-010	11	CTIC # 72106-260790
WI	2003.001-WI	Landfill buffer (residential)	Veolia ES Seven Mile Creek Landfill, LLC	Onyx Seven Mile Creek Landfill LLC	8011 Olson Drive	Eau Claire	Eau Claire	54703	Zank, Trevor & Trista	9-Sep-03	$190,000	Tax Parcel # 020-1230-03	11	Security Union # 75106-27953
WI	2003.002-WI	Landfill buffer (residential)	Veolia ES Seven Mile Creek Landfill, LLC	Onyx Seven Mile Creek Landfill LLC	8105 Olson Drive	Eau Claire	Eau Claire	54703	Konwinski, Daniel & Jacqueline	15-Jul-03	$130,000	020-1230-06	7.64	First American Title # OP 6337212

13

DATED: 7-16-12

Veolia ES Solid Waste, Inc. LEGEND: Green = owned and operating/active
17.1 Schedule of Real Property Owned White = owned, or expansion buffer, residential property
Grey = closed landfill
ST RE File # Use of property Legal Name of Operations Name Titled In Address CITY COUNTY Zip Acquired From Date Acquired Price Tax Parcel Nos. Size (acres) Title Policy #
First American
WI 2004.007-WI Landfill buffer & exp. Veolia ES Seven Mile Creek Landfill, LLC Onyx Seven Mile Creek Landfill LLC 8040 Connell Drive Eau Claire Eau Claire 54703 Connell, Leslie & Edna A. 1-Oct-04 $350,000 020-1230-02 15 Title # OP 6449127
WI 1999.009-WI Landfill buffer & exp. Veolia ES Seven Mile Creek Landfill, LLC Superior Seven Mile Creek Landfill, LLC 1503 S. 75th Ave. Seymour Eau Claire 54703 Anderson, Thomas L. & Barbara A. 30-Jun-99 $124,500 020-1042-01 020-1042-09 1 CTIC # EC-1567
WI 2006.003-WI Landfill buffer & exp. Veolia ES Seven Mile Creek Landfill, LLC Onyx Seven Mile Creek Landfill LLC 8005 Olson Drive Seymour Eau Claire 54703 Johnson, Cari 1-Mar-06 $62,500 Tax Parcel # 020-1230-04 0.76 FATCO # OP-6593720
WI 1990.001-WI Landfill Veolia ES Emerald Park Landfill, LLC Onyx Emerald Park Landfill LLC W124 S10629 S. 124th St. Muskego Waukesha 53150 Weseljak (John, Rose, Marie) 1-Aug-90 $750,000 MSKC 2301-998 118.5 Transamerica AGO-154825
WI 1992.001-WI Landfill exp. Veolia ES Emerald Park Landfill, LLC Emerald Park, Inc. S110 W13196 Union Church Drive Muskego Waukesha 53150 Duckwitz, Colleen 29-Dec-92 $85,000 MSKC 2303.999 and 2302.996 60 Transamerica AGO-50257
WI 1992.002-WI Landfill buffer & exp. Veolia ES Emerald Park Landfill, LLC Veolia ES Emerald Park Landfill, LLC Union Church Drive Muskego Waukesha 53150 Duckwitz, Colleen & Debeck, Thomas 29-Dec-92 $60,000 MSKC 2304.997 40 none
WI 1993.001-WI Landfill buffer & exp. (PVPP) Veolia ES Emerald Park Landfill, LLC Onyx Emerald Park Landfill LLC W124 S10741 S. 124th St. Muskego Waukesha 53150 Johnson, Bunek, Blazer & Cosgrove 30-Jul-93 $732,000 MSKC 2304.998 and 2304.998.001 118 Lawyers Title 136-00-025974
WI 1996.002-WI Landfill buffer & exp. (PVPP) Veolia ES Emerald Park Landfill, LLC Superior Emerald Park Landfill, Inc. S110 W13796 North Union Church Muskego Waukesha 53150 Geboy, Frank & Lorraine, as Trustees of the Geboy Rev. Trust dtd. 10-4-94 15-Apr-96 $125,000 MSKC 2303.997 40 CTIC # 50-903-106 1054017
WI 1996.003-WI Landfill buffer & exp. (PVPP) Veolia ES Emerald Park Landfill, LLC Superior Emerald Park Landfill, Inc. W124 S10505 S. 124th Street Muskego Waukesha 53150 Mittelstaedt, Richard & Darlene 30-Sep-96 $104,067 MSKC 2301.997 1 CTIC # 50-903-106 1056817
WI 1998.007-WI Landfill buffer & exp. (PVPP) Veolia ES Emerald Park Landfill, LLC Superior Emerald Park Landfill, Inc. S110 W13458 Union Church Drive Muskego Waukesha 53150 Anderson, Mary A. 14-May-98 $300,000 MSKC 2303.998 40 Lawyers Title AA-109209-W OP
WI 1998.008-WI Landfill buffer & exp. (PVPP) Veolia ES Emerald Park Landfill, LLC Superior Emerald Park Landfill, Inc. S103 W13997 Loomis Rd. S103 W13999 Loomis Rd. Muskego Waukesha 53150 Cronin, Joseph & Marlene 1-Sep-98 $324,000 MSKC 2302.997 2302.999 54 CTIC 1077325
WI 2009.007-WI Landfill buffer & exp. Veolia ES Emerald Park Landfill, LLC Veolia ES Emerald Park Landfill, LLC W14 S10391 S. 124th St. Muskego Waukesha 53150 Briggs & Stratton Corp. (f/k/a Future Parkland Development, Inc.) 6/26/09 (into escrow) 7/24/09- recorded deed $1,100,000 MSKC 2301.999 121 CTIC 1249895
14 DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
WI	2004.001-WI	Landfill buffer & exp.	Veolia ES Emerald Park Landfill, LLC	Onyx Emerald Park Landfill, LLC	W124 S10717 S. 124th St.	Muskego	Waukesha	53150	Waste Management	7-Jul-04	$155,000	MSKC 2304.999	2.08	CTIC # 1181831
WI	1998.009-WI	Vacant land (PVPP)	Veolia ES Emerald Park Landfill, LLC	Superior Emerald Park Landfill, Inc.	W125 S9824-6 North Cape Rd	Muskego	Waukesha	53150	Ivers, Margaret	6-Aug-98	$142,378	MSKC 2257.975	0.94	CTIC 50-903-106-1077825
WI	1999.007-WI	Residential (PVPP)	Veolia ES Emerald Park Landfill, LLC	Superior Emerald Park Landfill, Inc.	S102 W14043 Loomis Drive	Muskego	Waukesha	53150	Pellman, Marvin & Gloria	30-Jun-98	$157,223	MSKC 2264.998.001	1.65	Fidelity Nat'l Title 5312-533445
WI	2000.005-WI	Vacant land (PVPP)	Veolia ES Emerald Park Landfill, LLC	Superior Emerald Park Landfill, Inc.	12955 W. Loomis Road	Muskego	Waukesha	53150	Schnmid, Bernice Schmid & Taylor, Jacqueline	29-Sep-00	$85,000	MSKC 2260.992	$3	Lawyers A75-0350278
WI	2005.005-WI	Residential (PVPP)	Veolia ES Emerald Park Landfill, LLC	Onyx Emerald Park Landfill, LLC	S104 W15169 Loomis Dr.	Muskego	Waukesha	53150	Bowmil, Stephen & Catherine	21-Jul-05	$218,000	MSKC 2298.981.003	1	Stewart # O-9993-3779240
WI	2009.002-WI	Residential (PVPP)	Veolia ES Emerald Park Landfill, LLC	Veolia ES Emerald Park Landfill, LLC	22637 8 Mile Road	Muskego	Racine	53150	Young, Cheryl & Jesse	2-Apr-09	$310,000	010-042002006031	6	Stewart # O-9301-1240640
WI	2008.008-WI	Residential (PVPP)	Veolia ES Emerald Park Landfill, LLC	Veolia ES Emerald Park Landfill, LLC	8808 Raynor Ave.	Norway	Racine	53150	Abramowski, Harold	26-Sep-08	$230,000	010042001031000	0.72	Stewart # O-9301-131893
WI	2009.008-WI	Residential (PVPP)	Veolia ES Emerald Park Landfill, LLC	Veolia ES Emerald Park Landfill, LLC	22037 8 Mile Road	Muskego	Racine	53150	Barwick, Robert D.	16-Sep-09	$336,000	PIN 010-04-20-02-001010	3.76	FATCO # OP-4313026
WI	2011.006-WI	Residential (PVPP)	Veolia ES Emerald Park Landfill, LLC	Veolia ES Emerald Park Landfill, LLC	W125 S9905 North Cape Road	Muskego	Waukesha	53150	Evelyn V. Krause Revocable Living Trust	25-May-11	$375,000	MSKC 2260.998	17	CTIC # 1277500
WI	2011.009-WI	Residential (PVPP)	Veolia ES Emerald Park Landfill, LLC	Veolia ES Emerald Park Landfill, LLC	S100W13510 Loomis Drive	Muskego	Waukesha	53150	Schmidt, Jeremy L. & Heidi Renee	17-Aug-11	$203,000	MSKC 2259.996	1	CTIC # 1279738
WI	2011.011-WI	Residential (PVPP)	Veolia ES Emerald Park Landfill, LLC	Veolia ES Emerald Park Landfill, LLC	S103W14797 Loomis Drive	Muskego	Waukesha	53150	Campbell, Faye A.	22-Nov-11	$325,000	MSKC 2297.994	17	CTIC # 1283368
WI	2006.009-WI	Vacant land - soil borrow source	Veolia ES Emerald Park Landfill, LLC	Veolia ES Emerald Park Landfill, LLC	2308 S. 124th Street	Franksville	Racine	53406	Oakes, Daniel	27-Feb-07	$775,000	51-012-04-21-18-011-000 51-012-04-21-18-015-000	107	CTIC # 35942(
WI	2012.004-WI	Vacant land (PVPP)	Veolia ES Emerald Park Landfill, LLC	Veolia ES Emerald Park Landfill, LLC	S103W14500 Loomis Drive	Muskego	Waukesha	53150	Lewandowski, Shirley	10-May-12	$1,062,500	MSKC 2297.996 MSKC 2297.997	93	TO BE PROVIDED

15

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
WI	1993.007-WI	Landfill (closed)	Veolia ES Valley Meadows Landfill, LLC	Valley Sanitation Company, Inc.	W5429 Hoge Road	Koshkonong	Jefferson	53538	-----	----	----	05-14-36-22-001 (13.62 ac) 05-14-35-11 (33.7 ac) 05-14-35-12 (40 ac) 05-14-35-13 (40 ac) 05-14-35-14 (31.78 ac) 05-14-35-41 (30 ac.)	189	none
WI	1993.008-WI	Landfill buffer (closed LF)	Veolia ES Valley Meadows Landfill, LLC	Superior Environmental Services, Inc.	Various properties: W5348 Tri-County Road North 640 US Hwy. 12 W5511 & 5553 Hoge Rd.	Koshkonong	Jefferson	53538	Tate, Joseph P.	20-May-93	$645,000	[illegible] (40 ac); 05-14-26-42 (40 ac); 05-14-26-43 (40 ac); 05-14-26-44 (38.88) "Parcel 24" 05-14-35-21-001 (39.5) "Parcel 25" 05-14-35-41-001 (10 ac); 05-14-35-42 (40 ac); 05-14-35-43 (40 ac); 05-14-35-44 (36 ac) "Parcel 26" 05-14-35-14-002 (.521); 05-14-35-14-003 (.493); 05-14-35-14-004 (.98) "Parcel 27" 05-14-35-21 (2 ac); 05-14-35-23 (38 ac); 05-14-35-24	407	none
WI	1993.009-WI	Landfill & hauling co.	Veolia ES Glacier Ridge Landfill, LLC; Veolia ES Solid Waste Midwest, LLC	Hechimovich Sanitary Landfill, Inc.	N7296, N7528 Highway V	Williamstown	Dodge	53032	Stock acq. of Hechimovich Sanitary Landfill, Inc.	1-Mar-93	----	PIN: #1: 048-1216-3523-000 #2: 048-1216-3534-000 #3: 048-1216-3533-000	#1: 39.03 #2: 73.12 #3: 63.31	none
WI	1993.010-WI	Landfill & buffer	Veolia ES Glacier Ridge Landfill, LLC	Hechimovich Sanitary Landfill, Inc.	N7169 Highway 67	Hubbard	Dodge	53032	Oeschner, Jerome & Mary Ann	28-Sep-93	$63,000	PIN: #1: 022-1116-0213-000 #2: 022-1116-0214-000	#1: 40 ac. #2: 34.83 ac.	none
WI	1993.011-WI	Landfill & buffer	Veolia ES Glacier Ridge Landfill, LLC	Hechimovich Sanitary Landfill, Inc.	N7296 Highway V	Hubbard	Dodge	53032	Stock acq. of Hechimovich Sanitary Landfill, Inc.	1-Mar-93	----	PIN: #1: 048-1216-3531-000 #2: 022-1116-0222-000	#1: 37.824 ac. #2: 42.167 ac.	none
WI	1993.012-WI	Landfill buffer (residential)	Veolia ES Glacier Ridge Landfill, LLC	Hechimovich Sanitary Landfill, Inc.	N7542 Morris Road	Mayville	Dodge	53059	Pfitzinger, Brian & Jayne	5-Apr-93	$81,000	PIN: 048-1216-3413-001	2.59 acres	Commonwealth Land Title # 165-317406
WI	1993.013-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Hechimovich Sanitary Landfill, Inc.	N7501 Highway V N7525 Highway V	Williamstown	Dodge	53059	White Pine Resources	29-Mar-93	$139,000	PIN: #1: 048-1216-3441-000 #2: 048-1216-3413-000 #3: 048-1216-3515-000 #4: 048-1216-3523-001	#1: [illegible] ac. #2: 30.91 ac. #3: 39.03	none
WI	1995.005-WI	Landfill buffer (residential)	Veolia ES Glacier Ridge Landfill, LLC	Hechimovich Sanitary Landfill, Inc.	N7462 Highway V	Williamstown	Dodge	53032	Pasbrig, Wayne & Lois Jean	8-Mar-95	$118,000	PIN: #1: 048-1216-3532-000 #2: 048-1216-3532-001	#1: 1.06 acres #2: .65 acres	Commonwealth Land Title # 207-349148

16

DATED: 7-16-12

Veolia ES Solid Waste, Inc.

17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
WI	1995.006-WI	Landfill buffer & exp.	Veolia ES Glacier Ridge Landfill, LLC	Hechimovich Sanitary Landfill, Inc.	N7720 Highway V	Williamstown	Dodge	53032	Hechimovich, George	3-Aug-95	$175,000	PIN: #1: 048-1216-2631-001 #2: 048-1216-2633-000 #3: 048-1216-2634-000 #4: 048-1216-2631-005 #5: 048-1216-3522-000 #6: 048-1216-3521-001	#1: 6.66 #2: 38 #3: 5.37 #4: 4.23 #5: 36.37 #6: 34.62	CTIC # 50-0006-106-000001088
WI	2000.024-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge, Inc.	N7311 Highway V	Williamstown	Dodge	53032	Nitschke, Lorenz	15-Feb-00	$116,900	PIN 048-1216-3444-000	1.22	CTIC # 50-0006-106-000003822
WI	1993.015-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Hechimovich Sanitary Landfill, Inc.	XXX Highway V	Williamstown	Dodge	53032	Stock acq. of Hechimovich Sanitary Landfill, Inc.	29-Mar-93	—	PIN: #1: 048-1216-3531-002 #2: 251-1216-3531-001 #3: 251-1216-3534-002	#1: .112 ac. #2: 2.585 ac. #3: .110	none
WI	2001.010-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge Landfill, LLC	N7430 Morris Road	Mayville	Dodge	53032	Fischer, Sherwin & Karen	2-Oct-01	$225,000	PIN 048-1216-3442-000	39.64	CTIC # 72097-41029
WI	2000.025-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge, Inc.	W3534 Raasch Hill Road	Williamstown	Dodge	53032	Hechimovich, Nicholas	24-Apr-00	$132,500	PIN 048-1216-3434-001	1.01	CTIC # 50-0006-106-00003916
WI	1998.030-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge, Inc.	M7351 County Highway V	Williamstown	Dodge	53032	Collier, Daniel F. & Elizabeth M.	5-Jan-98	$115,000	PIN 048-1216-3444-001	4.65	CTIC # 50-0006-106-00002605
WI	2003.004-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Onyx Glacier Ridge Landfill, LLC	N7622 Morris Road	Mayville	Dodge	53050	Kollmansberger, Leo & Elaine	23-Jan-03	$300,000	PIN 048-1216-3411-000 048-1216-3412-000	80	CTIC # 72097-121667
WI	2003.005-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Onyx Glacier Ridge Landfill, LLC	N7442 County Highway V	Mayville	Dodge	53050	Machmueller, Wayne & Suzanne	8-Apr-03	$112,000	PIN 048-1216-3532-003	0.69	CTIC # 72097-121742
WI	2002.013-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge Landfill, LLC	N7416 County Highway V	Mayville	Dodge	53050	Wendorff, Donn & Carolyn	12-Jun-02	$32,000	PIN 048-1216-3532-005	2.24	CTIC # 72097-254547
WI	2003.006-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Onyx Glacier Ridge Landfill, LLC	W3443 Raaschs Hill Road	Mayville	Dodge	53050	Metke, Richard & Kathryn	29-May-03	$210,000	PIN 048-1216-3443-001	47.92	CTIC # 50-0006-106-00003053
WI	2001.011-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge Landfill, LLC	N7371 County Highway V	Mayville	Dodge	53050	G.J.P. Enterprises, Inc.	5-Nov-01	$110,000	PIN 048-1216-3444-002	7.38	CTIC # 72106-074847
WI	2000.026-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge, Inc.	N7428 County Highway V	Williamstown	Dodge	53050	Evans, Donna Mae	2-May-00	$65,000	PIN: 048-1216-3532-004	0.79	CTIC # 50-0006-106-00003934
WI	2001.012-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge, Inc.	N7411 County Hwy. V	Mayville	Dodge	53050	Urich, Brian & Lisa	10-Apr-01	$80,000	PIN: 048-1216-3441-001	1.00	CTIC # 72106-019035
WI	2001.013-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge, Inc.	N7271 County Hwy. V	Hubbard	Dodge	53050	Zwiener, Ernest & Adair	4-Oct-01	$185,000	PIN 022-1116-0311-000	4.72	CTIC # 72097-41022
WI	1995.007-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Hechimovich Sanitary Landfill, Inc.	N7452 County Hwy. V	Williamstown	Dodge	53050	Livingston, Ronald & Wendy	12-Sep-95	$26,500	PIN 048-1216-3532-002	0.67	Commonwealth Title # 207-471688
WI	1999.017-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge, Inc.	XXX County Hwy. V	Hubbard	Dodge	53050	Kerchoff, Robert & Barbara	26-Jul-99	$36,000	PIN 022-1116-0241-002	20	CTIC # 50-0006-106-00003577
WI	2000.027-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Superior Glacier Ridge, Inc.	XXX Highway 67	Mayville	Dodge	53050	Weiss, Gordon	19-Apr-00	$80,000	PIN 048-1216-3512-000 (19.49 ac)	39	Commit. Only Ticor # DL-78813

17

DATED: 7-16-12

Veolia ES Solid Waste, Inc.

17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
WI	2010.020-WI	Landfill buffer (residential)	Veolia ES Glacier Ridge Landfill, LLC	Veolia ES Glacier Ridge Landfill, LLC	N7207 County Road V	Horicon	Dodge	53050	Firari, Scott & Cory	15-Apr-11	$198,000	Tax Parcel # 022-1116-0311-001	1	CTIC # WI2557-46-LTC-31510-2011.72306-83946593
WI	2008.012-WI	Landfill buffer (residential)	Veolia ES Glacier Ridge Landfill, LLC	Veolia ES Glacier Ridge Landfill, LLC	N7785 Highway 67	Williamstown	Dodge	53050	Machmueller, Nancy & Roemer, Janice	15-Dec-08	$340,000	048-1216-2643-000 048-1216-2631-002 048-1216-2634-002 048-1216-3521-000	53	CTIC # WI2557-46-LTC-30044-2008.72306-76932494
WI	2009.004-WI	Landfill buffer (PVPP - residential)	Veolia ES Glacier Ridge Landfill, LLC	Veolia ES Glacier Ridge Landfill, LLC	N7936 County Rd. V (adjacent)	Williamstown	Dodge	53050	Schnepp, Keith A.	20-Nov-09	$80,500	PIN 048-1216-2624-004	8.1	FATCO # OP-E42640
WI	2011.008-WI	Landfill buffer (PVPP - residential)	Veolia ES Glacier Ridge Landfill, LLC	Veolia ES Glacier Ridge Landfill, LLC	N7936 County Rd. V	Williamstown	Dodge	53050	Schnepp, Keith A.	5-Jul-11	$190,000	PIN 048-1216-2624-002	9.5	FATCO # 5011400-226805
WI	2012.003-WI	Landfill buffer	Veolia ES Glacier Ridge Landfill, LLC	Veolia ES Glacier Ridge Landfill, LLC	XXX County Road V	Williamstown	Dodge	53050	Horicon Marsh Bowmen, Inc.	16-Apr-12	$18,000	Part of PIN 022-1116-0221-000	3.1	FATCO # 5011400-272258
WI	1993.014-WI	Landfill - closed (Superfund site)	Land & Gas Reclamation, Inc.	Land & Gas Reclamation, Inc.	XXX Highway V	Williamstown	Dodge	53032	Stock acq.: Land & Gas Reclamation, Inc.	1-Mar-93	—	PIN: #1: 048-1216-3524-000 #2: 251-1216-3534-001	#1: 34.89 ac. #2: 5.01 ac.	none
WI	1997.003-WI	Recycling facility	Veolia ES Solid Waste Midwest, LLC	Superior of Wisconsin, Inc.	1113 Park Street	Chilton	Calumet	53014	BFI acq. of 4-21-97	21-Apr-97	Allocated purchase price: $100,000	Tax Key # 211-04-19182022C1 211-04-19182022B	9.35	CTIC # 50007410600114 3
WI	1997.004-WI	Hauling co.	Veolia ES Solid Waste Midwest, LLC	M & N Disposal, Inc.	428 High Street	Chilton	Calumet	53014	Stock acq: M & N Disposal, Inc. from BFI	21-Apr-97	Allocated purchase price: $120,000	Tax Key # 211-42-010215 211-42-010913A	2.4	CTIC # 50007410600114 4
WI	1997.008-WI	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior of Wisconsin, Inc.	1799 County Trunk PP	DePere	Brown	54115	Metzler, James L. & Barbara J.	7-21-97 Land contract 4/5/02 Deed	$158,500	D-74-1	7.12	Stewart Title #O-9993-1061752
WI	1998.012-WI	Transfer station, hauling co. & recycling facility	Veolia ES Solid Waste Midwest, LLC	Johnson Disposal Service, Inc. (deed: River City Refuse Removal, Inc.)	2626, 2628 & 2832 Mondovi Road	Eau Claire	Eau Claire	54703	BFI Waste Systems of North America, LLC	16-Nov-98	$1,280,000	221-15-1064P	25	none
WI	2002.006-WI	Transfer station	Veolia ES Solid Waste Midwest, LLC	Superior of Wisconsin, Inc.	N104 W13075-85 Donges Bay Road	Germantown	Washington	53022	Schreiner, Kurt A.	15-Jan-02	$1.5 M	GTNV 361-996 GTNV 361-996.001	4.5	Stewart Title # O-9993-1979587

18

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
LEGEND: Green = owned and operating/active
17.1 Schedule of Real Property Owned
White = owned, buffer, residential or expansion property
Grey = closed landfill
ST RE File # Use of property Legal Name of Operations Name Titled In Address CITY COUNTY Zip Acquired From Date Acquired Price Tax Parcel Nos. Size (acres) Title Policy #
WI 1993.003-WI Hauling co., operations office, main. shop & parking Veolia ES Solid Waste Midwest, LLC Expert Disposal Service, Inc. 559 Progress Ave. Hartland Waukesha 53029 Stock acq.: Expert Disposal Service, Inc. 4-XX-93 — HAV 730.958.006 2.3 none
WI 1993.004-WI Admin., sales & customer service office Veolia ES Solid Waste Midwest, LLC Expert Disposal Service, Inc. 547 Progress Ave. Hartland Waukesha 53029 Fish, Ody J. & Mary Ellen 1-Sep-93 $270,000 HAV 730.958.005 2.1 none
WI 1999.011-WI Container storage Veolia ES Solid Waste Midwest, LLC Superior of Wisconsin, Inc. 508 Industrial Drive Hartland Waukesha 53029 Barnett, Rodney W. & Marjorie J. 3-Sep-99 85,000.00 HAV 730-958-025 1.25 First American OP 5663981
WI 2010.015-WI Transfer station & hauling co. Veolia ES Solid Waste Midwest, LLC Veolia ES Solid Waste Midwest, LLC 123 & 129 7th Street Monroe Green 53566 Republic Services of Wisconsin, LP 2-Oct-10 $579,500 Parcel I-Lot 6; Parcel # 23-251-3563.2000 Parcel II-Lots 11 & 12; Parcel # 23-251-3553.0000 & 23-251-3554.0000 2.3 CTIC # 72306-81942093
WI 2010.017-WI Transfer station, hauling co. & recycling facility Veolia ES Solid Waste Midwest, LLC Veolia ES Solid Waste Midwest, LLC 300 Raemisch Road Waunakee Dane 53597 Republic Services of Wisconsin, LP 2-Oct-10 $1,800,000 191/0809-092-1582-1 191/0809-092-1599-1 191/0809-092-4805-5 191/0809-092-4825-1 5.5 CTIC # 72306-41499228
WI 2012.001-WI Parking & container storage Veolia ES Solid Waste Midwest, LLC Veolia ES Solid Waste Midwest, LLC 308 Raemisch Road Waunakee Dane 53597 F.H. Raemisch & Son, Inc. 31-Jan-12 $695,000 Parcel # (57) 0809-092-4850-1 3.6 CTIC # 11033118
WI 2000.014-WI Recycling facility Veolia ES Solid Waste Midwest, LLC Superior of Wisconsin, Inc. 5421 46th Street Kenosha Kenosha 53144 Browning-Ferris Industries, Inc. 31-Mar-00 $29,310 PIN 08-4-222-35-226-005 3.5 Lawyers Title Ins. Co. #A75-0316589
WI 1996.006-WI Transfer station Veolia ES Solid Waste Midwest, LLC Superior of Wisconsin, Inc. N1945 County Highway H a/k/a N2037 County Highway H Lake Geneva Walworth 53147 Jacobs, Thomas C. 29-Mar-96 $115,050 Tax Key # MA-2664-00001 7.1 CTIC # 50-0027-106-00008572
WI 2001.005-WI Transfer station & hauling co. Veolia ES Solid Waste Midwest, LLC Lloyd Brothers Trucking Co., Inc. 9113 County Highway J Minocqua (part in Woodruff) Oneida 64548 Stock acq: Lloyd Brothers Trucking Co., Inc. 1-Jan-01 — MI 21821 [ILLEGIBLE] acres (9.5 Minocqua; 22.23 Woodruff) FATCO TP18013
WI 2001.006-WI Transfer station, hauling co. & recycling facility Veolia ES Solid Waste Midwest, LLC Lloyd Brothers Trucking Co., Inc. 5509 LB Recycling, Inc. - 5508 5508 & 5509 Fuller Street Schofield Marathon 54476 Stock acq: Lloyd Brothers Trucking Co., Inc. 1-Jan-01 — 5509 Tax Key 62.152808.10.7 PIN 37-192-4-2808-153-0991 5508 Tax Key 62.152808.10.6 PIN 37-192-4-2808-153-0992 5509 - 4.5 acres CTIC # MA35090 & MA35091
19 DATED: 7-16-12

Veolia ES Solid Waste, Inc.

17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
WI	2001.004-WI	Mini-storage units	Veolia ES Solid Waste Midwest, LLC	Lloyd Brothers Trucking Co., Inc.	1920 County Road J (pending new address)	Stockton	Portage	54481	Stock acq: Lloyd Brothers Trucking Co., Inc.	1-Jan-01	----	034-24-0931-16 (part of)	3.55	none
WI	2000.019-WI	Hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior of Wisconsin, Inc.	W143S6400 College Court	Muskego	Waukesha	53150	BFI Waste Systems of North America, Inc.	15-May-00	----	MSKC 2165.998.007 MSKC 2165.998.009	Two parcels: .007 = 2.5 acres .009 = 3.8 acres	Lawyers Title # 136-01-595423 & #136-01-595424
WI	2010.002-WI	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	W143S6440 College Court	Muskego	Waukesha	53150	Swift Holdings, Inc. (f/k/a Best Disposal)	25-Feb-10	$600,000	MSKC 2165.998.008	2.4	CTIC # 1261809
WI	1999.013-WI	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior of Wisconsin, Inc.	100 Packer Ave. (formerly: 1439 Steeple Dr.)	Roberts	St. Croix	54023	TCD Material Recovery, Inc.	30-Sep-99	$1,250,000	PIN 176-1033-70	11.8	CTIC # 50-0092-106-00000786
WI	1992.003-WI	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	E & K Hauling, Inc.	2905 Paine Ave. 2925 Paine Ave.	Sheboygan	Sheboygan	53081	Stock acq.: E & K Hauling, Inc.	31-Dec-92	----	PIN 59281423704	12.12	none
WI	1992.004-WI	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Professional Waste Systems, Inc.	250 Alder Ave.	Omro	Winnebago	54963	Stock acq.: Professional Waste Systems, Inc.	31-Dec-92	----	265-1292 265-1293 part of 016-0427-05	---	none
WI	1992.005-WI	Transfer station	Veolia ES Solid Waste Midwest, LLC	Valley Sanitation of Marshfield, Inc.	645 Jensen Drive	Medford	Taylor	54451	-----	31-Dec-92	----	Parcel ID 251-01932-0004	3.3	none
WI	1993.005-WI	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Hechimovich Sanitary Landfill, Inc.	803 N. River Road	West Bend	Washington	53095	Stock acq.: Hechimovich Sanitary Landfill, Inc.	27-Aug-93	----	Parcel # 291-1120.073.0022	2	none
WI	2000.023-WI	Add-on to West Bend T/S	Veolia ES Solid Waste Midwest, LLC	Superior Glacier Ridge, Inc.	1422 Lang Street	West Bend	Washington	53095	Matenaer, Joseph & Euna, as trustees	30-Oct-00	$175,000	Parcel # 291-1120.073.0024	2.5	Ticor # 74106-53040
WI	1993.006-WI	Transfer station & hauling co.	Veolia ES Solid Waste Midwest, LLC	Superior Environmental Services, Inc.	1203, 1205, 1215 Klement St.	Ft. Atkinson	Jefferson	53538	MTS Partnership	23-Mar-93	----	Tax Key # 05-14-09-23-001	13.29	none
WI	1992.006-WI	Transfer station, hauling co. & recycling facility	Veolia ES Solid Waste Midwest, LLC	Valley Sanitation of Marshfield, Inc.	501 S. Hume Street	Marshfield	Wood	54449	stock acq. from original consolidation - 1992	31-Dec-92	----	Tax Key #s 33-05531 33-05531A 33-05531B	8.9	commitment - CTIC # 1263 dtd. 8-20-93
WI	1992.007-WI	Hauling co.	Veolia ES Solid Waste Midwest, LLC	Valley Sanitation of Marshfield, Inc.	1620 25th Ave. N.	Wisconsin Rapids	Wood	54495	stock acq. from original consolidation - 1992	31-Dec-92	----	Tax Key # 340071	4.79	commitment - CTIC # 1263 dtd. 8-20-93

20

DATED: 7-16-12

Veolia ES Solid Waste, Inc.

17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
WI	2011.012-WI	Container storage & fueling station	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	XXX Auburn Ave.	Marshfield	Wood	Midwest - WI	Wick Building Systems, Inc.	30-Nov-11	$75,000	Parcel # 33-05530	12.4	FATCO # 5011400-115926
WI	1992.009-WI	Landfill, hauling co. & buffer properties (includes capped landfill)	Veolia ES Cranberry Creek Landfill, LLC; Veolia ES Solid Waste Midwest, LLC	Onyx Cranberry Creek Landfill, LLC	2510 Engel Road + various other addresses (see file)	Wisconsin Rapids	Wood	54495	Stock acq. of Tork Trucking & Excavating, Inc.	31-Dec-92	----	see file for complete list of parcels	1,000	commitment - CTIC # 1263 dtd. 8-20-93
WI	1992.008-WI	Quarry (adj. to landfill)	Veolia ES Cranberry Creek Landfill, LLC	Superior Cranberry Creek Landfill, LLC	NE1/4-SW1/4-Sec1, T22N, R5E	Wisconsin Rapids	Wood	54495	stock acq. from original consolidation - 1992	31-Dec-92	-----	Tax Key 3400266 3400294 (part)	55.45	commitment - CTIC # 1263 dtd. 8-20-93
WI	2000.001-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Superior Cranberry Creek Landfill, LLC	3001 Lone Pine Road	Wisconsin Rapids	Wood	54495	Schuetz, Howard & Alice (also, Schuetz, Gordon)	29-Dec-00	$124,664	21-00673 21-00673A 21-00675	5.00	CTIC # 50-0031-106-00002220
WI	1996.010-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Onyx Cranberry Creek Landfill, LLC	XXX County Highway F	Sigel	Wood	54495	Hamel, Ralph J.	19-Jan-96	$25,000	21-00729	14.20	Ticor # 50-0111-106-000000164
WI	1998.001-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Superior Cranberry Creek Landfill, Inc.	vacated railway of Wisconsin Central Ltd. RR	Wisconsin Rapids	Wood	54495	Wisconsin Central Ltd. Railroad	14-Sep-98	$20,200	21-00705B	20.20	Ticor Title Ins. 50-0111-106-00000417
WI	1999.002-WI	Soil borrow source	Veolia ES Cranberry Creek Landfill, LLC	Superior Cranberry Creek Landfill, LLC	20 acres vacant land	Village of Rudolph	Wood	54495	Hartjes, Merton & Louise	31-Oct-99	$60,000	28-0057A	19.42	Ticor Title Ins. 50-0111-106-00000513
WI	2000.002-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Superior Cranberry Creek Landfill, Inc.	Cismoski land west of CC landfill	Siegel	Wood	54495	Cismoski, John	5-Sep-00	$54,050	21-00655A 21-00685	53.00	FATCO # OP-5819179
WI	2010.018-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Veolia ES Cranberry Creek Landfill, LLC	3510 & 3610 Toy Road	Wisconsin Rapids	Wood	54495	Martin Realty, Inc.	28-Jan-11	$280,000	Tax Parcel #: 19-00209 19-00210	38.6	CTIC # 72306-82806979
WI	2008.001-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Veolia ES Cranberry Creek Landfill, LLC	5108 Pete's Lane	Wisconsin Rapids	Wood	54495	Tork, Kenneth	2-Jun-08	$260,000	21-00688 21-00691 21-00692	79.5	CTIC # WI2084-46-GO 16,496-2008.72306-76008970
WI	2010.009-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	olia ES Cranberry Creek Landfill, L	3319 Lone Pine Road	Sigel	Wood	54495	Wundrock, Jeremy & Sarah	7-Oct-10	$135,000	21-00651	2	CTIC WI2084-46-GO
WI	1995.004-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Onyx Cranberry Creek Landfill, LLC	XXX Bonow Ave.	Wisconsin Rapids	Wood	54495	Tork, David D.	1-Mar-95	$21,850	34-0151 34-0152	1.99	commitment - Ticor title # 1619 dtd. 12-15-94
WI	2007.011-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Veolia ES Cranberry Creek Landfill, LLC	3095 Lone Pine Road	Wisconsin Rapids	Wood	54495	Armagost, Fred & Dawn	24-Jan-08	$430,000	21-00674 21-00676 21-00686 21-00689	79.7	CTIC # WI2084-46-GO 16,418-2008.72306-75455834

21

DATED: 7-16-12

Veolia ES Solid Waste, Inc.
17.1 Schedule of Real Property Owned

LEGEND: Green = owned and operating/active
White = owned, buffer, residential or expansion property
Grey = closed landfill

ST	RE File #	Use of property	Legal Name of Operations	Name Titled In	Address	CITY	COUNTY	Zip	Acquired From	Date Acquired	Price	Tax Parcel Nos.	Size (acres)	Title Policy #
WI	1993.016-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Onyx Cranberry Creek Landfill, LLC	Vacant land - Wood county	Sigel	Wood	54495	Andreason, Laurie & Robert	17-Sep-93	-----	21-00699 21-00701 21-00705A	50	Commitment - CTIC # 1263 dtd. 8-20-93
WI	1993.017-WI	Landfill buffer & exp.	Veolia ES Cranberry Creek Landfill, LLC	Onyx Cranberry Creek Landfill, LLC	2611 Brickyard Road	Wisconsin Rapids	Wood	54495	Berger, Paul & Lottie	17-Sep-93	-----	34-00051	34.26	Commitment - CTIC # 1263 dtd. 8-20-93
WI	1993.018-WI	Industrial waste landfill - Closed	Summit, Inc.	Summit, Inc.	XXX Engel Road	Wisconsin Rapids	Wood	54495	Stock acq. - consolidation transaction of 12.31.92	16-Mar-93	-----	3400295	12.17	Commitment - CTIC # 1263 dtd. 8-20-93
BAHAMAS														
	Bahamas / JV Interest	Landfill & operating co.	Sanitation Services Company Limited	JV Interest/ Veolia ES Grand Bahama Ltd.	#1, Thackeray Street	Freeport	Grand Bahama Island	NA	NA	NA	NA	NA	NA	None

22

DATED: 7-16-12

Exhibit 3.9-2

Exhibit 3.9-2

Title Commitments

Site	Chicago Title NBU #	Address / Site Name	City	County	State
1	21200811	4701 12th St. NE XXXX 12th Street NE	Holt	Tuscaloosa	AL
2	21200812	3301 Acmar Road Adjacent to Star Ridge LF Adjacent to Star Ridge LF	Moody	St. Clair	AL
3	21200813	1319 N. Business Creek Road 272 acres adjacent to Cedar Hill LF	Ragland	St. Clair	AL
4	21200814	1430 Speedway Blvd.	Lincoln	Talledaga	AL
5	21200815	966 W. Grand Ave.	Rainbow City	Etowah	AL
6	21200816	17101 Pine Ridge Road	Fort Myers Beach	Lee	FL
7	21200817	5111 S. Pine Ave.	Ocala	Marion	FL
8	21200818	7424 N.E. 33rd Court	Ocala	Marion	FL
9	21200819	1515 Pecan Lane 1532 S. Mock Road	Albany	Dougherty	GA
10	21200820	750 Dunbar Road	Byron	Peach	GA
11	21200821	2015 Veterans Parkway	Columbus	Muscogee	GA
12	21200822	4900 Warm Springs Road	Columbus	Muscogee	GA
13	21200823	1101 Hawkins Street & 2995 Wetherington Lane	Valdosta	Lowndes	GA
14	21200824	3163 Wetherington Lane Land lots 62, 76 & 77 12th Land District	Valdosta	Lowndes	GA
15	21200825	8290 Highway 251 South; 8538 Highway 251 South; 9575 Highway 251 South; 8290 Highway 251 South; 8538 Highway 251 South; 9575 Highway 251 South	Davis Junction	Ogle	IL
16	21200826	1363 Bear Road 4975 Hill Road 1150 Bear Road 5050 West Hill Road 5160 West Hill Road 1095 Bear Road Vacant land - Valley View LF 5500 West Hill Road	Decatur Decatur Decatur Decatur Decatur Decatur Harristown Harristown	Macon	IL

- 1 -
Exhibit 3.9-2

CHI-1855212v1

		1140 Bear Road 1130 Bear Road	Harristown Harristown		
17	21200827	701 Green Bay Road 42834 N. Kenosha Road 42666 N. Kenosha Road 700 Kenosha Rd. 42774 N. Kenosha Rd. 42820 N. Kenosha Rd. 42872 N. Kenosha Rd small piece of 42666 N. Kenosha Road	Zion	Lake	IL
18	21200828	43152 N. Kenosha Road	Zion	Lake	IL
19	21200829	42936 N. Kenosha Road	Zion	Lake	IL
20	21200830	42890 N. Kenosha Road	Zion	Lake	IL
21	21200831	12020 W. Forman Drive	Zion	Lake	IL
22	21200832	42978 N. Kenosha Road	Zion	Lake	IL
23	21200833	43020 N. Kenosha Road	Zion	Lake	IL
24	21200834	43172 N. Kenosha Road	Zion	Lake	IL
25	21200835	43296 N. Kenosha Road	Zion	Lake	IL
26	21200836	42674 N. Kenosha Road	Zion	Lake	IL
27	21200837	766 Hunter Drive 1660 Hubbard Ave.	Batavia	Kane	IL
28	21200838	1798 Hagemann Drive XXX James Drive James Drive	Batavia	Kane	IL
29	21200839	1711 Lyons Street; 1710-1712 Church Street	Evanston	Lake	IL
30	21200840	6111 West State Street	Charleston	Coles	IL
31	21200841	2750 Shermer Road & 2800 Shermer Road	Northbrook	Cook	IL
32	21200842	4612 W. Lake Street 4700 W. Lake Street	Melrose Park	Cook	IL
33	21200843	2230 Ernest Krueger Drive	Waukegan	Lake	IL
34	21200844	2710 E. 800 South Road 2525 E. 700 South Road 7144 S. 300 East	Claypool	Kosciusko	IN
35	21200845	8078 S. Thomas Drive & 2042 E. Elm	Claypool	Kosciusko	IN
36	21200846	8232 S. Thomas Drive	Claypool	Kosciusko	IN
37	21200847	2356 East 700 South & 2372 East 700 South	Claypool	Kosciusko	IN
38	21200848	3726 East State Road 64	Winslow	Pike	IN
39	21200849	12800 & 12900 Warrick	Evansville	Vanderbur	IN

- 2 -
Exhibit 3.9-2

CHI-1855212v1

		County Line Road		gh	
40	21200850	3054 E. Division Road (also known as: 19 S 300 E and 69 S 300 E)	Monticello	White	IN
41	21200851	2700 Winchester Road	Irvine	Estill	KY
42	21200852	300 Old Phelps Road 260 Old Phelps Road	Morehead	Rowan	KY
43	21200853	10470 W. 6 Mile Rd. 10599 W. 5 Mile Rd. 10690 W. 6 Mile Rd. 10696 Six Mile Rd. 10833 S. 5 Mile Rd. 10861 Five Mile Rd.	Northville	Washtenaw & Wayne	MI
44	21200854	3051 Schaefer Road	Dearborn	Wayne	MI
45	21200855	175 County Road 37 NE 6194 County Road 12 North 1188 N.E. 60th Street 6040 County Road 12 North XX 60th Street N.E.	Buffalo	Wright	MN
46	21200856	1375 7th Avenue 1475 7th Avenue	Newport	Washington	MN
47	21200857	4135 E. Highway 14 4225 E. Highway 14 4245 E. Highway 14	Rochester	Olmstead	MN
48	21200858	2355 12th Street SE	St. Cloud	Sherburne	MN
49	21200859	323 Como Ave. 309 Como Ave. 303 Como Ave.	St. Paul	Ramsey	MN
50	21200860	9 Fernglen Drive 14 Fernglen Drive 1653 Sulphur Springs Rd. 1741 Sulphur Springs Rd. 12 Fernglen Drive 10 Fernglen Drive 1438 & 1648 Sulphur Springs Road 889 Vance Road	Ballwin	St. Louis	MO
51	21200861	31226 Intrepid Road SW 1/4 of NE 1/4 - Sec. 24 NW 1/4 of NE 1/4 - Sec. 24	Macon	Macon	MO
52	21200862	4200 Roleke Drive	Bethany	Harrison	MO
53	21200863	1509 Locust Street	Boonville	Cooper	MO
54	21200864	51 N. Rangeline Road	Columbia	Boone	MO

- 3 -
Exhibit 3.9-2

CHI-1855212v1

55	21200865	900 N. Centennial Street	Kirksville	Adair	MO
56	21200866	23660 Audrain Road 416	Mexico	Audrain	MO
57	21200867	262 Broadway 262 & 284 Broadway 292-294 Broadway	Jersey City	Hudson	NJ
58	21200868	30-25 Fulton Street 178 River Street 23-27 Iowa Ave. 36-40 California Ave.	Paterson	Passaic	NJ
59	21200869	301 Maltese Drive	Passaic	Passaic	NJ
60	21200870	2487 Cloverleaf Road 120 Quarry Road 2302 Valley View Road 2559 Cloverleaf Road	Elizabethtown (Mt. Joy Township)	Lancaster	PA
61	21200871	635 Toby Road 94 acres - Fox Township 38 acres - Fox Township 50 acres - Fox Township 1,476 acres - Fox & Horton Township 141 acres - Fox Township	Kersey	Elk	PA
62	21200872	1184 McClellandtown Road 1192 McClellandtown Road	McClellandtown	Fayette	PA
63	21200873	32870 Route 6 West	Pittsfield	Warren	PA
64	21200874	18380 Paint Blvd.	Shippenville	Clarion	PA
65	21200875	6330 Rte. 219 North Route 219 North	Brockway	Jefferson	PA
66	21200876	W3105 Schneider Road N-1/2 of SW-1/4, S23 T19N R19E N5739 McHugh Road W3181 Schneider Road	Hilbert	Calumet	WI
67	21200877	W8470 State Road 11	Delavan	Walworth	WI
68	21200878	8001 Olson Drive 8140 Connell Drive 7900 Olson Drive 1625 S. 75th Ave 7525 Olson Drive 8011 Olson Drive 8105 Olson Drive 8040 Connell Drive 1503 S. 75th Avenue 8005 Olson Drive	Eau Claire Eau Claire Eau Claire Eau Claire Eau Claire Eau Claire Eau Claire Eau Claire Seymour Seymour	Eau Claire	WI

- 4 -
Exhibit 3.9-2

CHI-1855212v1

69	21200879	W124 S10629 S. 124th St. S110 W13196 Union Church Drive Union Church Drive W124 S10741 S. 124th St. S110 W13796 North Union Church W124 S10505 S. 124th Street S110 W13458 Union Church Drive S103 W13997 & S103 W13999 Loomis W14 S10391 S. 124th St. W124 S10717 S. 124th St.	Muskego	Waukesha	WI
70	21200880	W125 S9824-6 North Cape Rd	Muskego	Waukesha	WI
71	21200881	S102 W14043 Loomis Drive	Muskego	Waukesha	WI
72	21200882	12955 W. Loomis Road	Muskego	Waukesha	WI
73	21200883	S104 W15169 Loomis Dr.	Muskego	Waukesha	WI
74	21200884	22637 8 Mile Road	Muskego	Racine	WI
75	21200885	8808 Raynor Avenue	Norway	Racine	WI
76	21200886	22037 8 Mile Road	Muskego	Racine	WI
77	21200887	W125 S9905 North Cape Road	Muskego	Waukesha	WI
78	21200888	S100W13510 Loomis Drive	Muskego	Waukesha	WI
79	21200889	S103W14797 Loomis Drive	Muskego	Waukesha	WI
80	21200890	2308 S. 124th Street	Franksville	Racine	WI
81	21200891	W5429 Hoge Road Various properties: W5348 Tri-County Road North 640 US Hwy. 12 W5511 & 5553 Hoge Rd.	Koshkonong	Jefferson	WI

- 5 -
Exhibit 3.9-2

CHI-1855212v1

82	21200892	N7296, N7528 Highway V N7169 Highway 67 N7296 Highway V N7542 Morris Road N7501 Highway V & N7525 Highway V N7462 Highway V N7720 Highway V N7311 Highway V XXX Highway V N7430 Morris Road W3534 Raasch Hill Road M7351 County Highway V N7622 Morris Road N7442 County Highway V N7416 County Highway V W3443 Raaschs Hill Road N7371 County Highway V N7428 County Highway V N7411 County Hwy. V N7271 County Hwy. V N7452 County Hwy. V XXX County Hwy. V XXX Highway 67 N7207 County Road V N7785 Highway 67 N7936 County Rd. V N7936 County Rd. V	Williamstown Hubbard Hubbard Mayville Williamstown Williamstown Williamstown Williamstown Williamstown Mayville Williamstown Williamstown Mayville Mayville Mayville Mayville Mayville Williamston Mayville Hubbard Williamston Hubbard Mayville Horicon Williamston Williamston Williamston	Dodge	WI
83	21200893	XXX Highway V	Williamstown	Dodge	WI
84	21200894	1113 Park Street	Chilton	Calumet	WI
85	21200895	428 High Street	Chilton	Calumet	WI
86	21200896	1799 County Trunk PP	DePere	Brown	WI
87	21200897	2626, 2628 & 2832 Mondovi Road	Eau Claire	Eau Claire	WI
88	21200898	N104 W13075-85 Donges Bay Road	Germantown	Washington	WI
89	21200899	559 Progress Ave. 547 Progress Ave. 508 Industrial Drive	Hartland	Waukesha	WI
90	21200900	123 & 129 7th Street	Monroe	Green	WI
91	21200901	300 Raemisch Road 308 Raemisch Road	Waunakee	Dane	WI
92	21200902	5421 46th Street	Kenosha	Kenosha	WI
93	21200903	N1945 County Highway H	Lake Geneva	Walworth	WI

- 6 -
Exhibit 3.9-2

CHI-1855212v1

		a/k/a N2037 County Highway H			
94	21200904	9113 County Highway J	Minocqua (part in Woodruff)	Oneida	WI
95	21200905	5508 & 5509 Fuller Street	Schofield	Marathon	WI
96	21200906	1920 County Road J (pending new address)	Stockton	Portage	WI
97	21200907	W143S6400 College Court W143S6440 College Court	Muskego	Waukesha	WI
98	21200908	100 Packer Ave.	Roberts	St. Croix	WI
99	21200909	2905 Paine Ave. 2925 Paine Ave.	Sheboygan	Sheboygan	WI
100	21200910	250 Alder Ave.	Omro	Winnebago	WI
101	21200911	645 Jensen Drive	Medford	Taylor	WI
102	21200912	803 N. River Road 1422 Lang Street	West Bend	Washington	WI
103	21200913	1203, 1205, 1215 Klement St.	Ft. Atkinson	Jefferson	WI
104	21200914	501 S. Hume Street XXX Auburn Ave.	Marshfield	Wood	WI
105	21200915	1620 25th Ave. N.	Wisconsin Rapids	Wood	WI
106	21200916	2510 Engel Road NE1/4-SW1/4-Sec1, T22N, R5E 3001 Lone Pine Road XXX County Highway F vacated railway of Wisconsin Central Ltd. RR 20 acres vacant land Cismoski land west of CC landfill 3510 & 3610 Toy Road 5108 Pete's Lane 3319 Lone Pine Road XXX Bonow Ave. 3095 Lone Pine Road Vacant land - Wood county 2611 Brickyard Road	Wisconsin Rapids Wisconsin Rapids Wisconsin Rapids Sigel Wisconsin Rapids Village of Rudolph Sigel Wisconsin Rapids Wisconsin Rapids Sigel Wisconsin Rapids Wisconsin Rapids Sigel Wisconsin Rapids	Wood	WI
107	21200917	XXX Engel Road	Wisconsin Rapids	Wood	WI

Additional Title Commitments / Policies

First American Title Insurance Co. # 5011400-272258	XXX County Road V	Williamstown	Dodge	WI

- 7 -
Exhibit 3.9-2

CHI-1855212v1

(Policy)
Fidelity National Title Insurance Co. # 751105536 (Commitment) 5556 S. State Road Huntingburg DuBois IN
First American Title Insurance Co. # NCS-529430-PHIL (Commitment) 60 Quarry Road Elizabethtown Lancaster PA
Chicago Title Insurance Co. # 1286782 (Commitment) S103W14500 Loomis Drive Muskego Waukesha WI

Exhibit 3.9-2
CHI-1855212v1

Exhibit 3.9-3

Veolia ES Solid Waste
17.2.1 Real Property Leased - Veolia is Lessee

ST	RE File #	Use of property	LESSEE:	Name Titled In	Address	CITY	COUNTY	Zip	Lessor:	Contract Date:	Size (acres)	Title Policy #
ALABAMA												
AL	LEASED	Transfer station (managed)	Veolia ES Solid Waste Southeast, Inc.	Onyx Waste Services Southeast, Inc.	2417 Old Birmingham Road	Centreville	Bibb	35042	Bibb County	7/22/03	N/A	N/A
AL	LEASED	Container storage (leased)	Veolia ES Solid Waste Southeast, Inc.	N/A	1600 South Eufaula Drive	Eufaula	Barbour	36027	Taylor, Robert	4/11/11	N/A	N/A
FLORIDA												
FL	LEASED	Hauling co. (leased)	Veolia ES Solid Waste Southeast, Inc.	N/A	1964 S. Orange Blossom Trail	Apopka	Orange	32703	Frank's Farm	8/7/00	N/A	N/A
FL	LEASED	Hauling co. (leased)	Veolia ES Solid Waste Southeast, Inc.	N/A	86490 Overseas Highway	Islamorada	Monroe	33036	Sands, George	5/25/04	N/A	N/A
FL	LEASED (1032.02.001)	Hauling co. & office (leased)	Veolia ES Solid Waste Southeast, Inc.	N/A	4176 S. US Highway 441	Lake City	Columbia	32025	Bridges, Charlie	8/1/11	N/A	N/A
FL	LEASED	Landfill (managed)	Veolia ES Solid Waste Southeast, Inc.; (Sarasota County Landfill)	N/A	4000 Knights Trail Road	Nokomis	Sarasota	34275	Sarasota County	5/13/08	N/A	N/A
FL	LEASED	Hauling co. (leased)	Parker Sanitation II, Inc.	N/A	4703 E. Highway 22	Panama City	Bay	32404	WAB, LLC	4/30/11	N/A	N/A
FL	LEASED	Container storage (leased)	Veolia ES Solid Waste Southeast, Inc.	N/A	1139B N. Tyndall Parkway	Panama City	Bay	32404	Otano, David	5/31/11	N/A	N/A
FL	LEASED	Hauling co. & shop (leased)	Veolia ES Solid Waste Southeast, Inc.	N/A	1801 S. Nova Road, Bldg. #4	South Daytona	Volusia	32119	Landmark Business Park	7/13/06	N/A	N/A
FL	LEASED	Landfill (managed)	Veolia ES Solid Waste Southeast, Inc. (Pinellas County /Bridgeway Landfill)	N/A	3050 110th Ave. North	St. Petersburg	Pinellas	33716	Pinellas County	8/26/08	N/A	N/A
FL	LEASED	Hauling co. (leased)	Veolia ES Solid Waste Southeast, Inc.	N/A	363 Tall Pines Road	West Palm Beach	Palm Beach	33413	Tidal Wave Development Corp.	6/15/08	N/A	N/A

1

DATED: 7-16-12

Veolia ES Solid Waste
17.2.1 Real Property Leased - Veolia is Lessee

ST	RE File #	Use of property	LESSEE:	Name Titled In	Address	CITY	COUNTY	Zip	Lessor:	Contract Date:	Size (acres)	Title Policy #
GEORGIA												
GA	LEASED	Container storage (leased)	Veolia ES Solid Waste Southeast, Inc.	N/A	2012 & 2020 Third Ave.	Columbus	Muscogee	31904	Authement, Philip	8/12/03	N/A	N/A
GA	LEASED	Hauling co. (leased)	Veolia ES Solid Waste Southeast, Inc.	N/A	809-B East 11th Ave.	Cordele	Crisp	31015	City of Cordele	7/18/05	N/A	N/A
GA	LEASED 2007.028-GA	Landfill (leased)	Veolia ES Taylor County Landfill, LLC	Veolia ES Taylor County Landfill, LLC	County Road 33, Stewart Road	Mauk	Taylor	31058	2 leases: Charing Properties, LLC; Watson & Hobbs Trust	Assigned to Veolia 8/31/07	1163	FATCO # 291401
GA	LEASED 2007.027-GA	Transfer station & Hauling co. (leased)	Veolia ES Solid Waste Southeast, Inc.	Veolia ES Solid Waste Southeast, Inc.	2616 Waymanville Road	Thomaston	Upson	30286	Allied Services, LLC	Assigned to Veolia 8/31/07	32.3	First American #291479
ILLINOIS												
IL	LEASED	Transfer station (leased)	Veolia ES Solid Waste Midwest, LLC	N/A	3851 Berdnick Street	Rolling Meadows	Cook	60008	City of Rolling Meadows	Assigned to Veolia 3/28/00	N/A	N/A
IL	LEASED	Hauling co. (leased)	Veolia ES Solid Waste Midwest, LLC	N/A	3657 Blackhawk Drive	Rolling Meadows	Cook	60008	Colella, Rocco	3/15/08	N/A	N/A
IL	LEASED	Container storage (leased)	Veolia ES Solid Waste Midwest, LLC	N/A	508 S. Hicks Road	Palatine	DuPage	60067	Hicks Rd. LLC	4/28/11	N/A	N/A
IL	LEASED	Shop (leased)	Veolia ES Solid Waste Midwest, LLC	N/A	129 S. Wyckles Road	Harristown	Macon	62522	Camfield, Sandra & Waste Environmental Service, Inc.	3/1/12	N/A	N/A
IL	LEASED	Container storage (leased)	Veolia ES Solid Waste Midwest, LLC	N/A	2326 Wadsworth Road	Waukegan	Lake	60087	JLB LLC	7/13/11	N/A	N/A
IL	LEASED	Parking space (leased) (adj. to hauling co.)	Veolia ES Solid Waste Midwest, LLC	N/A	3500 Sunset Ave.	Waukegan	Lake	60087	Onan Enterprises	1/29/10	N/A	N/A

2

DATED: 7-16-12

Veolia ES Solid Waste
17.2.1 Real Property Leased - Veolia is Lessee

ST	RE File #	Use of property	LESSEE:	Name Titled In	Address	CITY	COUNTY	Zip	Lessor:	Contract Date:	Size (acres)	Title Policy #
KENTUCKY												
KY	LEASED	Transfer station (managed)	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	2190 Quillens Chapel Road	Campton	Wolfe	41301	Wolfe	8/1/08	-----	N/A
KY	LEASED	Transfer station (managed)	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	1990 Highway 460 West	Salyersville	Magoffin	41465	Magoffin County	9/XX/09	-----	N/A
KY	LEASED	Hauling co. & container storage (leased)	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	4001, 4005, 5001 Park Central Ave.	Nicholasville	Jessamine	40356	J & J Development Co.	7/7/09	-----	N/A
MICHIGAN												
MI	LEASED	Landfill - partial leased	Veolia ES Arbor Hills Landfill, Inc.	Superior Arbor Hills Landfill, Inc.	10690 W. 6 Mile Road - 161 acres of LF property is leased	Northville	Washtenaw	48168	Township of Salem	Assigned to Veolia 3/31/00	161	N/A
MI	LEASED	SMDA Transfer station / (leased)	Veolia ES Solid Waste Midwest, LLC	Onyx Waste Services of Michigan, Inc.	28315 Groesbeck	Roseville	Macomb	48066	South Macomb Disposal Authority	11/30/02	N/A	N/A
MI	LEASED	Transfer station & hauling co. (leased)	Veolia ES Solid Waste Midwest, LLC	Onyx Waste Services of Michigan, Inc.	501 Collier Road (T/S) 575 Collier Road (Hauling)	Auburn Hills	Oakland	48326	City of Pontiac	4/5/04	N/A	N/A
MISSOURI												
MO	LEASED	Transfer station (managed) (adj. to hauling co.)	Veolia ES Solid Waste Midwest, LLC	-----	690 Al Bersted Drive	Boonville	Cooper	65233	City of Booneville	12/17/07	N/A	N/A
MO	LEASED	Transfer station (managed)	Veolia ES Solid Waste Midwest, LLC	-----	101 Martin Lane	Moberly	Randolph	65270	City of Moberly	Lease real property; own T/S	N/A	N/A
MO	LEASED	Regional office (leased)	Veolia ES Solid Waste Midwest, LLC	-----	1715 Deer Tracks Trail	St. Louis	St. Louis	63131	1715 LLC	8/27/10	N/A	N/A

3

DATED: 7-16-12

Veolia ES Solid Waste
17.2.1 Real Property Leased - Veolia is Lessee

ST	RE File #	Use of property	LESSEE:	Name Titled In	Address	CITY	COUNTY	Zip	Lessor:	Contract Date:	Size (acres)	Title Policy #
NEW JERSEY												
NJ	LEASED	Transfer station (leased)	Veolia ES Solid Waste of NJ, Inc.	Veolia ES Solid Waste of NJ, Inc.	20-34 Lawrence Street	Paterson	Passaic	07512	Lawrence Street Realty, LLC	1/5/11	N/A	N/A
NJ	LEASED	Container storage & parking (leased)	Veolia ES Solid Waste of NJ, Inc.	Veolia ES Solid Waste of NJ, Inc.	2-34 Shady Street	Paterson	Passaic	07512	Shady Street Enterprises	9/1/06	N/A	N/A
PENNSYLVANIA												
PA	LEASED	Container Storage (Leased)	Veolia ES Solid Waste of PA, Inc.	-----	6250 Route 219	Brockway	Jefferson	15824	Varischetti & Sons, Inc.	6/9/11	N/A	N/A
PA	LEASED	Office (Leased)	Veolia ES Solid Waste of PA, Inc.	-----	6184 Route 219	Brockway	Jefferson	15824	Varischetti & Sons, Inc.	3/1/12	N/A	N/A
PA	LEASED	Hauling co. (leased)	Veolia ES Solid Waste of PA, Inc.	-----	2560 Clyde Ave.	State College	Centre	16801	Willow Acre, LLC	12/2/08	N/A	N/A
PA	LEASED	Office (Leased)	Veolia ES Solid Waste of PA, Inc.	-----	112 Pennsylvania Ave. West	Warren	Warren	16365	Valentine Disposal, Inc.	3/XX/00	N/A	N/A
WISCONSIN												
WI	LEASED	Container storage (leased)	Veolia ES Solid Waste Midwest, LLC	-----	1800 Johnston Drive	Manitowoc	Manitowoc	54220	Manitowoc Disposal, Inc.	1/1/03	N/A	N/A
WI	LEASED	Transfer station & container repair shop (leased)	Veolia ES Solid Waste Midwest, LLC	-----	630 Industrial Drive	Hartland	Waukesha	53029	Kinney, Russ	11/24/98	N/A	N/A
WI	LEASED	Container storage (leased)	Veolia ES Solid Waste Midwest, LLC	Green Valley Disposal	adj. to 2704 Royal Ave.	Monona	Dane	53716	Royal Avenue, LLC	11/1/02	N/A	N/A
WI	LEASED	MRF (managed)	Veolia ES Solid Waste Midwest, LLC	Veolia ES Solid Waste Midwest, LLC	600 Moore Road	Plover	Portage	54467	Portage County	12/19/02	N/A	N/A

4

DATED: 7-16-12

Veolia ES Solid Waste
17.2.1 Real Property Leased - Veolia is Lessee

ST	RE File #	Use of property	LESSEE:	Name Titled In	Address	CITY	COUNTY	Zip	Lessor:	Contract Date:	Size (acres)	Title Policy #
WI	LEASED	Transfer station (managed)	Veolia ES Solid Waste Midwest, LLC	----	5200 Rogers Ave.	West Allis	Milwaukee	53219	City of West Allis	5/11/84	N/A	N/A
WI	LEASED	Engineering Offices & shop (leased)	Veolia ES Solid Waste Midwest, LLC	----	W145 S6514 Tess Corners Drive	Muskego	Waukesha	53150	Biondich, Dennis	3/29/10	N/A	N/A
WI	LEASED	Corporate offices (leased)	Veolia ES Solid Waste, Inc.	----	125 S. 84th Street	Milwaukee	Milwaukee	53214	Geneva Mgmt.	3/26/98	N/A	N/A
WI	LEASED	Hauling co.	Veolia ES Solid Waste Midwest, LLC	----	3853 Old Highway Road	Sturgeon Bay	Door	54235	JAN Industries	N/A	N/A	N/A

5

DATED: 7-16-12

Exhibit 3.9-4

Veolia ES Solid Waste
17.2.2 Real Property Leased - Veolia is Lessor

ST	OU #	Lease type	LESSEE:	LESSOR:	Property Address	CITY	COUNTY	Zip	Size (acres)	Term	Rent Amount
AL	21145	LFGTE	Jenkins Brick Company	Onyx Star Ridge LF, Inc.	3301 Acmar Road	Moody	Talladega	35004	100' x 125'	Concurrent with GPA (30 yrs)	$1.00/yr
FL	21040	COMMERCIAL	JR Plastics Corporation	Veolia ES Solid Waste Southeast, Inc.	5111 S. Pine Ave., Bldg. E, Bay 3 & 4	Ocala	Marion	34480	----	written lease expired 11/30/10; continue to occupy & negotiating new lease	$5,000/mo.
GA	21115	LFGTE	ESG Biofuels (Southern Georgia)	Veolia ES Pecan Row LF, Inc.	2995 Wetherington Road	Valdosta	Lowndes	31601	0.968	Concurrent with GPA (20 yrs)	$10.00
GA	21155	LFGTE	Bio Energy (Georgia) LLC	Veolia ES Taylor County LF, LLC	County Road 33, Stewart Road	Mauk	Taylor	31058	1.5	Concurrent with GPA (20 yrs)	$10.00/yr
IL	21110	LFGTE	Hoosier Energy Rural Electric Coop	Veolia ES Orchard Hills LF, Inc	8290 Highway 251 South	Davis Junction	Ogle	61020	2	Concurrent with GPA (20 yrs)	$10.00
IL	21180	LFGTE	Bio Energy (Illinois) LLC	Onyx Zion Landfill, Inc.	701 Greenbay Road	Zion	Lake	60099	Approx 0.5	Concurrent with GPA (exp 12/31/22)	$10.00/yr
IL	21180	RESIDENTIAL	Young, Jason	Veolia ES Zion Landfill, Inc.	43296 N. Kenosha Road	Zion	Lake	60099	1	11/1/10 - month to month	$250/mo.
IL	21180	RESIDENTIAL	Davidson, Robert	Veolia ES Zion Landfill, Inc.	43152 N. Kenosha Road	Zion	Lake	60099	1	9/20/07 - month to month	$500/mo.
IL	21180	RESIDENTIAL	Saldivar, Reuben	Veolia ES Zion Landfill, Inc.	43020 N. Kenosha Road	Zion	Lake	60099	1	1/22/08 - month to month	$500/mo.
IL	21180	RESIDENTIAL	Hacker, D.J.	Veolia ES Zion Landfill, Inc.	42978 N. Kenosha Road	Zion	Lake	60099	1	4/1/09 - month to month	$550/mo.
IL	21180	RESIDENTIAL	Neeve, Natalie	Veolia ES Zion Landfill, Inc.	42936 N. Kenosha Road	Zion	Lake	60099	1	5/1/12 - month to month	$700/mo.
IL	21180	RESIDENTIAL	Smith, Christy	Veolia ES Zion Landfill, Inc.	42890 N. Kenosha Road	Zion	Lake	60099	1	1/1/09 - month to month	$600/mo.
IL	21180	RESIDENTIAL	Smith, Tim	Veolia ES Zion Landfill, Inc.	12020 W. Forman Drive	Zion	Lake	60099	1	3/15/09 - month to month	$600/mo.
IN	21015	LFGTE	ESG Biofuels (Blackfoot), LLC	Veolia ES Blackfoot LF, Inc.	3726 E State Road 64	Winslow	Pike	47598	Approx 0.7	Concurrent with GPA (20 yrs)	$120/yr
IN	21015	FARM	Elkins, Phillip	Veolia ES Blackfoot Landfill, Inc.	landfill property - State Road 64	Winslow	Pike	47598	14	no written agreement	$650/year
IN	21080	FARM	Weaver, Andrew /Betsy	Veolia ES Hoosier Landfill, Inc.	7419 S. 300 East	Claypool	Kosciusko	46510	22	written agreement expired; lease continues	$2,000/year
IN	21080	FARM	Montel, Larry & Jay	Veolia ES Hoosier Landfill, Inc.	landfill property - Kosciusko Cty.	Claypool	Kosciusko	46510	52	written agreement expired; lease continues	$5,200/year
MI	21010	RESIDENTIAL	Egnor, Dale	Veolia ES Arbor Hills Landfill, Inc.	10735 Six Mile Road	Northville	Washtenaw	48168	1.2	1/1/12 to 12/31/12	$250/mo.

1

DATED: 7-16-12

Veolia ES Solid Waste
17.2.2 Real Property Leased - Veolia is Lessor

ST	OU #	Lease type	LESSEE:	LESSOR:	Property Address	CITY	COUNTY	Zip	Size (acres)	Term	Rent Amount
MI	21010	RESIDENTIAL	Cool, Darryl	Veolia ES Arbor Hills Landfill, Inc.	10359 Six Mile Road	Northville	Washtenaw	48168		1/1/12 to 12/31/12	$250/mo.
MN	21135	FARM	Gapinski, Dale	Veolia ES Rolling Hills Landfill, Inc.	Wright County - Landfill propety	Buffalo	Wright	55313	36	no written agreement; annual rental since 1999	$1,260/year
MN	21135	FARM	Holthaus, William	Veolia ES Rolling Hills Landfill, Inc.	Wright County - Landfill propety	Buffalo	Wright	55313	103	no written agreement; annual rental since 1998	$5,665/year
MN	21170	CELL TOWER	Voicestream Wireless Corp., n/k/a T-Mobile	Veolia ES Vasko Solid Waste, Inc.	309 Como Ave.	St. Paul	Ramsey	55103	2500 sq. ft.	Initial term: 12/03-12/08; extended term: 12/08-12/13	$826/mo.
PA	21085	FARM	Hidden Valley Farm	Veolia ES Lancaster, LLC	2302 Valley View Road	Mount Joy	Lancaster	17552	68.2	1/1/12 to 12/31/12	$10,000/year
PA	21070	LFG Collection	Greentree Gas Producers, LLP	Superior Greentree LF, LLC	635 Toby Road	Kersey	Elk	15846	acres of LFG collectio	Later of 25 years or 15 years post-closure	$750.00/qtr ($250/mo)
PA	21070	LFGTE	GreentreeTransmission, LLC	Superior Greentree LF, LLC	636 Toby Road	Kersey	Elk	15847	2.30	Later of 25 years or 15 years post-closure	$6,250/qtr plus increasing % of LFG Sales
PA	21070	3rd Amendment	Greentree Landfill Gas Company	Veolia ES Greentree LF, LLC	637 Toby Road	Kersey	Elk	15847	6.96	Later of 25 years or 15 years post-closure	plus increasing % of LFG Sales
WI	21035	DOG PARK	City of Wisconsin Rapids	Veolia ES Solid Waste Midwest, LLC	XXX Bonow Ave.	Wisconsin Rapids	Wood	54495	---	9/1/09 to 8/31/19	$1/year
WI	21035	MINERAL	Milestone Materials	Veolia ES Cranberry Creek Landfill, LLC	XXX Engel Road	Wisconsin Rapids	Wood	54495	89	1/1/12 to 12/31/26 (w/ one 10-year renewal option)	Royalty calculated on material extracted
WI	21050	RESIDENTIAL	Hanf, Thomas	Veolia ES Emerald Park Landfill, LLC	S103W14797 Loomis Drive	Muskego	Waukesha	53150	1	11/29/11 - month to month	$750/mo.
WI	21050	RESIDENTIAL	Rochin, Apolonio	Veolia ES Emerald Park Landfill, LLC	22637 Eight Mile Road	Muskego	Waukesha	53150	1	8/11/11 - month to month	$750/mo.
WI	21050	RESIDENTIAL	Zeckel, Sandra	Veolia ES Emerald Park Landfill, LLC	8808 Raynor Ave.	Franksville	Racine	53150	1	3/1/10 - month to month	$750/mo.
WI	21060	FARM	Oechsner, Andrew & Melissa	Veolia ES Glacier Ridge Landfill, LLC	Highway 67	Mayville	Dodge	53032	36	1/1/11 - 12/31/13	$1,805/year
WI	21060	FARM	Seneca Foods Corporation	Veolia ES Glacier Ridge Landfill, LLC	Highway 67	Williamstown	Dodge	53032	111	7/1/09 to 6/30/16	$13,875/year
WI	21093	RESIDENTIAL	Wheelock, Lisa	Veolia ES Mallard Ridge Landfill, Inc. (assignee of Republic Services)	W8690 State Hwy. 11	Delavan	Walworth	53115	1	written lease expired 6/30/10; continues month to month	$400/mo.
WI	21093	FARM	McClellan Farms, Inc.	Veolia ES Mallard Ridge Landfill, Inc. (assignee of Republic Services)	landfill property - Highway 11	Delavan	Walworth	53115	----	written lease expired 3/31/06; continues to renew annually	$3,500/year

2

DATED: 7-16-12

Veolia ES Solid Waste
17.2.2 Real Property Leased - Veolia is Lessor

ST	OU #	Lease type	LESSEE:	LESSOR:	Property Address	CITY	COUNTY	Zip	Size (acres)	Term	Rent Amount
WI	21140	RESIDENTIAL	Anderson, Steve	Veolia ES Seven Mile Creek Landfill, LLC	1503 - 75th Ave.	Eau Claire	Eau Claire	54703	1	Initial term: 9/1/02 to 8/31/03; renewed annually without written lease.	$405/mo.
WI	21075	LFGTE	Veolia Energy Renewables, LLC	Veolia ES Hickory Meadows LF, LLC	W3105 Schneider Road	Hilbert	Calumet	54129	1.23	Concurrent with GPA (20 yrs)	$10.00/yr
WI	21060	COMMERCIAL / EASEMENT	Veolia ES Industrial Services, Inc.	Veolia ES Glacier Ridge Landfill, LLC	N7296 Highway V (small part of property for storage tank & pump house)	Williamstown	Dodge	53032	To be deter.	To be determined; lease negotiation in process.	approx. $1,000/yr.
WI	21405	COMMERCIAL / OFFICE & STORAGE	Veolia ES Industrial Services, Inc.	Veolia ES Solid Waste Midwest, LLC	2905 Paine Ave. (part of premises)	Sheboygan	Sheboygan	53081	To be deter.	To be determined; lease negotiation in process.	approx. $5,500/mo.
WI	21300	COMMERCIAL / OFFICE & STORAGE	Veolia ES Industrial Services, Inc.	Veolia ES Solid Waste Midwest, LLC	1205 Klement St. (part of premises)	Ft. Atkinson	Jefferson	53538	To be deter.	To be determined; lease negotiation in process.	To be determined

3

DATED: 7-16-12

SCHEDULE 3.10
INTELLECTUAL PROPERTY
1. The Company does not own any patents or copyrights.
2. The trademarks set forth in Exhibit 3.10, attached hereto.
3. Microsoft Enterprise Agreement, X20-02023.
4. Microsoft Enterprise Enrollment (Direct), X20-02085.
5. Microsoft Enterprise Amendment, M71(new).
6. Microsoft Enterprise Amendment, TAX-TPA0811.
7. Microsoft Enterprise Amendment, D08(new).
8. Microsoft Enterprise Amendment, M23(new).
9. Microsoft Product Selection Form, M127(new).
10. Microsoft Enterprise Agreement Customer Price Sheet, 007-E3-2011-0169004.
11. Oracle Linux, 16862903.
12. Oracle Linux Support, 16491840.
13. Oracle Peoplesoft Enterprise Expenses, 17919767
14. Oracle User Productivity Kit – UPK User, 17874226.
15. Oracle Real Application Clusters, 16882194.
16. Application Management Pack for Peoplesoft, 16882194.
17. Oracle Partitioning – Processor, 16882194.
18. Oracle Provisioning and Patch Automation Pack – Named User Plus Perpetual, 16882194.
19. Oracle Diagnostics Pack – Processor Perpetual, 16882194.
20. Oracle Tuning Pack – Processor Perpetual, 16882194.
21. Oracle Provisioning and Patch Automation Pack for Database – Processor Perpetual, 16882194.
22. Oracle Oracle Database Enterprise Edition – Processor Perpetual, 16882194.
23. Oracle Partitioning – Named User Plus Perpetual, 16882194.
24. Oracle Configuration Management Pack for Database - Processor Perpetual, 16882194.
40

Exhibit 3.10

VEOLIA ES SOLID WASTE, INC. & Subsidiaries
DBA & Fictitious Name Filings:

State	Legal entity	"DBA"	Expires:	Registration #
FLORIDA				
	Veolia ES Solid Waste, Inc.	Veolia Environmental Services	7/14/2016	G0617290354
	Veolia ES Solid Waste Leasing Corp.	Veolia Environmental Services	7/14/2016	G0617290354
	Veolia ES Solid Waste Southeast, Inc.	Veolia Environmental Services	7/14/2016	G0617290354
	Veolia ES Cypress Acres Landfill, Inc.	Veolia Environmental Services	7/14/2016	G0617290354
ILLINOIS	Veolia ES Solid Waste Midwest, LLC	Veolia Environmental Services	12/1/2015	n/a
INDIANA				
	Veolia ES Solid Waste Leasing Corp.	Veolia Environmental Services	none	n/a
	Veolia ES Solid Waste Midwest, LLC	Veolia Environmental Services	none	n/a
	Veolia ES Blackfoot Landfill, Inc.	Veolia Environmental Services	none	n/a
KENTUCKY	Veolia ES Solid Waste Midwest, LLC	Veolia Environmental Services	6/25/2017	n/a
MICHIGAN				
	Veolia ES Solid Waste, Inc.	Veolia Environmental Services	12/31/2012	n/a
	Veolia ES Solid Waste Leasing Corp.	Veolia Environmental Services	12/31/2012	n/a
	Veolia ES Solid Waste Midwest, LLC	Veolia Environmental Services	12/31/2012	n/a
	Veolia ES Arbor Hills Landfill, Inc.	Veolia Environmental Services	12/31/2012	n/a
	Veolia ES Pontiac Landfill, Inc.	Veolia Environmental Services	12/31/2012	n/a
MINNESOTA				
	Veolia ES Solid Waste Midwest, Inc.	Veolia Environmental Services	6/30/2016	n/a
	Veolia ES Solid Waste Leasing Corp.	Veolia Environmental Services	6/30/2016	n/a
	Veolia ES Rolling Hills Landfill, Inc.	Veolia Environmental Services	6/30/2016	n/a
	Veolia ES Vasko Rubbish Removal, Inc.	Veolia Environmental Services	6/30/2016	n/a
	Veolia ES Vasko Solid Waste, Inc.	Veolia Environmental Services	6/30/2016	n/a
MISSOURI				
	Veolia ES Solid Waste Midwest, LLC	Veolia Environmental Services	5/9/2017	200712990109
	Veolia ES Solid Waste Midwest, LLC	Veolia Environmental Services	7/14/2016	201119580409
	Veolia ES Solid Waste Leasing Corp.	Veolia Environmental Services	7/14/2016	201119580409
	Veolia ES Maple Hill Landfill,Inc.	Veolia Environmental Services	7/14/2016	201119580409
	Veolia ES Oak Ridge Landfill, Inc.	Veolia Environmental Services	7/14/2016	201119580409
NEW JERSEY				
	Veolia ES Solid Waste Leasing Corp.	Veolia Environmental Services	7/10/2016	n/a
	Veolia ES Solid Waste of NJ, Inc.	Veolia Environmental Services	7/10/2016	n/a
PENN.				
	Veolia ES Solid Waste of NJ, Inc.	Veolia Environmental Services	perpetual	3670028
	Veolia ES Solid Waste of PA, Inc.	Veolia Environmental Services	perpetual	3670028

SCHEDULE 3.11
ENVIRONMENTAL MATTERS
3.11(a):
1. The Golder Report dated April 20, 2012 (exclusive of any other third party report referred to therein), attached hereto as Exhibit 3.11-1.
2. The reports dated June 2012 of Cornerstone Environmental Group, LLC covering (i) Veolia Transfer Stations, Hauling Operations, Material Recovery Facilities (MRFS), and Property, (ii) Veolia ES Solid Waste Active Landfill Assets—North Central United States—Wisconsin and Minnesota, (iii) Veolia ES Solid Waste Active Landfill Assets—Central United States—Indiana, Illinois, Kentucky, Michigan and Missouri, (iv) Veolia ES Solid Waste Active Landfill Assets—Southeast United States, and (v) Veolia ES Solid Waste Active Landfill Assets—Pennsylvania United States, attached hereto as Exhibit 3.11-2.
3. VES Solid Waste Environmental Liability/Summary – July, 2012, attached hereto as Exhibit 3.11-3.
4. The items set forth on Schedule 3.5.
5. The items set forth on Schedule 6.17(a).
6. Hartland Transfer Station license, currently in the name of Kinney Properties, Inc. (license update in process).
7. Pennsylvania Department of Environmental Protection Consent Order and Agreement of Veolia ES Greentree Landfill, LLC (undated).
3.11(c):
The Company Group has applied for the following Environmental Permit modifications for landfill expansions:
1. Emerald Park Landfill, Waukesha County, WI
2. Evergreen Landfill, Lowndes County, GA
3. Glacier Ridge Landfill, Dodge County, WI
4. Hickory Meadows Landfill, Calumet County, WI
5. Rolling Hills Landfill, Wright County, MN
6. Valley View Landfill, Macon County, IL
7. Zion Landfill, Lake County, IL
42

Exhibit 3.11-1

PRIVELEGED & CONFIDENTIAL REPORT
A world of capabilities delivered locally
GOLDER OPINION STATEMENT & SUPPORTING DOCUMENTS
Veolia ES Solid Waste, Inc Landfill Assets
Submitted To: Veolia ES Solid Waste, Inc.
125 84th Street
Suite 200
Milwaukee, WI 53214
VEOLIA
ENVIRONMENTAL SERVICES
Submitted By: Golder Associates, Inc.
820 South Main Street
Suite 100
St. Charles, MO 63301 USA
Golder Associates, Inc.
2247 Fox Heights Lane
Suite A
Green Bay, WI 54304 USA
April 20, 2012
Project No. 12384283
Golder, Golder Associates and the GA globe design are trademarks of Golder Associates Corporation
Goldier Associates

Opinion Statement on Veolia ES Solid Waste Assets
GOLDER ASSOCIATES INC. OPINION STATEMENT
ON
VEOLIA ES SOLID WASTE, INC. (VEOLIA ES-SW) ASSETS
Introduction
Veolia ES Solid Waste, Inc. (Veolia ES-SW) has requested Golder Associates Inc. (Golder) to offer an opinion on its United States (US) landfill assets in support of the upcoming 2012 Bank Offering.
Golder’s opinion is based on our experience providing consulting services to the waste industry and our own involvement over the past three years performing environmental audits at select facilities for Veolia ES-SW. In 2011, Golder conducted environmental audits at approximately 130 facilities that Veolia ES-SW owns and operates, including landfills, transfer stations, hauling companies, and material recycling facilities (MRFs).
Golder has reviewed financial (e.g. engineering cost estimates) and environmental information related to the 28 Veolia ES-SW US landfills. A list of the landfills is provided as Attachment 1. The data provided by Veolia ES-SW includes:
Landfill Models;
Spending Outlook Summary;
Landfill Capacity Summary;
Leachate Generation Survey;
Landfill Gas-to-Energy (LFGTE) Summary;
Environmental Liability Summary; and
Dakota Auditor Outputs.
Golder has found that Veolia ES-SW documentation is in good order and has been prepared in similar fashion to other industry landfills and environmental facilities.
Golder also conducted interviews with Veolia ES-SW corporate, regional, and site personnel to discuss capital and spending projections, construction schedules, expansion potential and an environmental overview of each landfill. The data and interview results were utilized to formulate our opinion regarding Veolia ES-SW’s landfill assets.
The following offers Golder’s review and observations concerning the Veolia ES-SW Landfill Asset Overview, Expenditure (Spending) Projections, Expansion Viability, Environmental Summary, our Conclusion, and noted Limitations.
Landfill Asset Overview
Veolia ES-SW owns and operates 28 active landfills in central and eastern US: Wisconsin (6), Illinois (3), Minnesota (1), Missouri (2), Michigan (1), Indiana (2), Kentucky (2), Pennsylvania (3), Alabama (3), Georgia (3), Florida (1) and The Grand Bahamas (1). Attachment 1, Airspace Capacity and Site Life Summary, provides site data including airspace, site life, and waste receiving volumes for each of the 28 active landfills based on current waste volumes.
As of January 2012, a total of 361,732,197 cubic yards (cy) of airspace capacity remained at all facilities. Based on the data provided to Golder, the reported, non-weighted average in-place density is 1833 pounds per cubic yard (lbs/cy); Some of the higher densities at select facilities can be attributed to leachate recirculation, and acceptance of contaminated soil, sediment and/or sludge. The average waste intake per landfill is about 1,600 tons per day (tpd), with two high-volume sites receiving more than 5,000 tpd. Additionally three sites receive more than 3,000 tpd.
1
Goldier Associates
April 20, 2012

Opinion Statement on Veolia ES Solid Waste Assets
Seven landfills have pending expansions with a total additional airspace capacity of 74,540,000cy. Six expansions are expected to be approved in 2012-2014, and one expansion (Rolling Hills) is projected to be approved by 2017. These expansions provide a 20.6% increase over remaining 2012 airspace and demonstrate Veolia ES-SW continuous efforts to increase airspace.
It should be noted that although some of the landfills have closed units, Veolia ES-SW has very few closed sites. The three (3) closed or closing sites include Valley Meadows Landfill (WI) which is closed and Oak Ridge (MO) and the Pecan Row Landfill (GA), which are closing in 2012-2013.
Our review suggests that, in general, the landfills are well operated, maintained, and monitored.
Expenditure Projections
Golder reviewed expenditures that generally were related to site improvements or regulatory requirements for each site. The expenditures included capital spending for property acquisitions, permitting, new landfill cell construction, and infrastructure, as well as spending for final cover construction and gas management system expansions. Veolia ES-SW is actively pursuing landfill expansions that will require infrastructure improvements and new cell development. These improvements will require a temporary increase in spending to construct additional airspace. Additionally, several sites will require final cover and gas system extensions over the next five years as part of ongoing best management practices.
To facilitate the review, Golder grouped future expenditures for 2013-2017 into four (4) categories: Unique/One-time Projects, Airspace Construction, Closure/Landfill Gas (LFG) Construction, and Operations Driven Construction. A brief description of each spending category follows:
1. Unique/One-time Projects include construction that does not regularly occur such as expansion infrastructure, waste relocation, and leachate treatment facility construction. A large component of total spending is related to unique and one-time projects due to the newly approved and pending expansions.
2. Airspace Construction includes all costs related to cell construction to gain useable airspace.
3. Closure/LFG Construction includes regulatory driven final cover and landfill gas construction.
4. Operations Driven Construction includes items such as access roads and storm water management improvements.
Presented on Table 1 and Figure 1 is Golder’s analysis and breakdown of forecasted spending for the next five year period (2013-2017).
2
April 20, 2012
Goldier Associates

Opinion Statement on Veolia ES Solid Waste Assets

Table 1. Veolia ES-SW Landfills Spending Projections 2013-2017

Year	Unique/One-time Projects	Airspace Construction	Closure/LFG Construction	Operations Driven Construction	TOTAL
2013	$13,699,450	$31,643,581	$6,090,221	$2,011,000	$53,444,252
2014	$6,099,000	$31,883,859	$4,862,922	$1,962,763	$44,808,544
2015	$5,201,000	$13,307,889	$16,745,039	$1,545,072	$36,799,000
2016	$2,200,000	$17,033,777	$14,181,177	$1,065,000	$34,479,954
2017	$803,000	$14,415,294	$8,913,002	$1,593,894	$25,725,190
Total	$28,002,450	$108,284,400	$50,792,361	$8,177,729	$195,256,940

Figure 1. Veolia ES-SW Landfills 5-Year Spending Projections


Operations Related Construction, $8,177,729 4%
Unique/One-time Projects, $28,002,450 , 14%
Closure/LFG Construction, $50,792,361 , 26%
Airspace (cell) Construction, $108,284,400 , 56%

3
April 20, 2012

Opinion Statement on Veolia ES Solid Waste Assets
Historical and projected spending for Veolia ES-SW’s landfills is provided on Figure 2 below:
Figure 2: Veolia ES-SW Landfills Past & Projected Spending
70000000
BUDGETED
Actual Spending
60000000
Operations Related Construction
Closure/LFG Construction
Airspace (cell) Construction
50000000
Unique/One-time Projects
40000000
30000000
20000000
10000000
0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Over the 10-year period presented in the figure above, average annual spending is $39.0M.
Unique/One-Time Projects: Projected spending for 2013 -2017 is $28.0M. A majority of these projects are related to infrastructure construction necessary for newly approved or pending expansions such as road extensions, leachate tanks and treatment facilities, levee construction, landfill gas pipelines, and significant storm water control improvements. For example, Arbor Hills Landfill needs to relocate the office and maintenance buildings and related facilities for $2.1M. Valley View Landfill is constructing a new levee and related infrastructure for $2.0M to prepare for its anticipated expansion. Two sites are relocating waste from unlined areas to the composite lined expansion areas: Glacier Ridge Landfill is projecting $3.95M and Valley View Landfill is projecting $4.2M for relocation of waste. Waste relocations will be initiated once expansions are approved at each site.
Golder notes Oak Ridge Landfill stopped receiving waste after the site reached its maximum capacity in 2011. The cost to construct final cover at Oak Ridge in 2012 is estimated to be $5.0 M. With this site being closed, Veolia ES-SW will incur a one-time expense and no longer be in the St. Louis, MO market. Pecan Row is also closing and will incur a one-time expense in 2013 of $4.8M.
Projected costs for unique/one-time projects represent 14% of 2013-2017 spending. Veolia ES-SW is planning to increase airspace through the proposed expansions and needs the infrastructure from these projects to support the expansions.
Airspace Construction: $108.3M is projected to be spent in 2013-2017 building new cells for waste disposal including excavation, liner and leachate collection system construction. $63.5M is projected to be spent in 2013-2014 alone primarily due to airspace from expansions being constructed. Projected costs for these projects represent 56% of 2013-2017 spending. Figure 3 represents the correlation between remaining constructed airspace (i.e. available airspace for waste disposal) and airspace construction costs. Annual airspace depletion was based on the 2011 rate, with a projected 2% increase per year. It is noted that available constructed airspace will reach around 54M cy at the end of 2014 which equals to
4
April 20, 2012
Goldier Associates

Opinion Statement on Veolia ES Solid Waste Assets

about 4 years of site life. This represents a strong available airspace volume based on the industry standard.


Veolia ES-SW
Airspace Spending & Remaining Constructed Airspace (CY)
Airspace construction costs
BUDGETED
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
$25.4M
$31.6M
$31.9M
$13.3M
$17.0M
$14.4M
2012
2013
2014
2015
2016
2017

5

April 20, 2012

Golder Associates

Opinion Statement on Veolia ES Solid Waste Assets
Figure 4 shows permitted remaining airspace (including pending expansions) compared to spending for 2012-2017. Airspace depletion has been included for each year as discussed previously.
Figure 4. Veolia ES-SW Landfill Airspace & Spending Trends
TOTAL PERMITTED AIRSPACE (CY)
401,368,182
TOTAL SPENDING
386,330,507
389,056,490
376,498,603
374,689,598
361,732,197
63.5 M CY
36.4 M CY
63.5 M CY
Expansion
Expansion
Expansion
63.5 M CY
Expansion
74.5 M CY
Expansion cumulative expansion airspace is shown based on anticipated approval schedule
$66,552,448
$53,444,252
$44,808,544
$36,799,000
$34,479,954
$25,725,190
2012
2013
2014
2015
2016
2017
Closure Construction: Projected to be $50.8M in 2013-2017. Veolia ES-SW postponed some closure construction during the past few years due to economic conditions and site specific geometry issues related to airspace recovery. This is consistent with the solid waste industry trend. Closure costs include primarily final cover and gas management system construction. This spending is considered part of best management practices and mitigates potential environmental risks and operational costs.
The projected costs for closure construction projects represent 26% of 2013-2017 spending.
Operations Driven Construction: Operations driven costs includes internal access/haul roads, temporary LFG control, leachate recirculation system extensions, and minor storm water improvements. Four percent or $8.2M is projected to be spent on operations driven construction in 2013-2017.
Expenditure Summary
Golder concludes that increased spending in the next two years is due to the three recently approved expansions and six pending expansions anticipated to be approved, requiring infrastructure improvements that will be primarily completed by 2015.
Golder also notes that the new Marcellus Shale Gas waste stream has provided an expanding market in Western Pennsylvania and has helped increase landfill filling rates for Chestnut Valley and Greentree Landfills. This is also contributing to the landfill construction spending going forward.
In addition, the spending model for the Lancaster Landfill has been adjusted to limit the capital spending over the next five years, which will necessitate a significant reduction in tonnages
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Expenditure Projections appear to be consistent with other landfill industry projections and current market conditions.

Expansion Viability

Expansions at Arbor Hills Landfill, Lancaster Landfill, and a vertical expansion at Zion Landfill were recently approved. Expansions are pending at seven facilities as summarized in Table 2. Veolia ES-SW expansions appear to be progressing and are typical to the landfill siting and permitting process. It is noted that the remaining permitted site life is less than two years at Hickory Meadows, Valley View, and Rolling Hills Landfills while these sites await for the expansion approval, therefore the timing of the expansion approval can be critical to the site operations.

The expansion capacity shown in Table 2 is from January 2012 VES-SW estimates and is subject to change as part of the ongoing permitting process by the respective state agencies.

Table 2. Summary of Pending Landfill Expansions (as of January 2012)

Site Name	Expansion Capacity(cy)	Expansion Site Life(yrs)	Permitting Status
Emerald Park Landfill (WI)	6,000,000	12	Expected to be approved in 2012.
Glacier Ridge Landfill (WI)	7,000,000	15	
Hickory Meadows Landfill (WI)	13,900,000	20	
Rolling Hills Landfill (MN)	11,000,000	25	Projected by VES-SW to be approved in 2017. Still requires local approval.
Valley View Landfill (IL)	9,532,000	35	Expected to be approved in 2012; however it is difficult to assess IEPA's approval schedule.
Zion Landfill (IL)	7,108,000	8	Expected to be approved in early 2013; however it is difficult to assess IEPA approval schedule.
Evergreen Landfill (GA)	20,000,000	39	Likely to be approved in 2013.

Long-Term Care Costs

The long-term care (LTC) costs for 2013-2017 is low due to the small number of closed sites. Currently the LTC cost is about $85,000 per year for the currently closed Valley Meadows Landfill. After final closure of Oak Ridge and Pecan Row Landfill in 2012-2013, additional annual LTC costs will be $328,544. Therefore, the actual cash spending for LTC costs in 2013-2017 is estimated to be about $2.1M.

Attachment 2, Closure and Long-Term Care Costs Summary, presents the total remaining closure and LTC cost for each of the 28 active sites and the one closed site. All costs in Attachment 2 are as of January 2012 and are in 2012 value. The total remaining closure costs for 28 sites are $355.3M, and the total LTC costs for the 29 sites are $215.1M. These projected costs for closure and LTC would be accrued in a reserve for future spending.

Environmental Summary

Golder completed environmental audits on the 28 Veolia ES-SW's US active landfills in 2009-2011. In 2011, we also completed audits of Veolia ES-SW's transfer, hauling, and material recycling facilities (MRF) located in North America. The audits included a site visit, review of environmental and operational documents on site, and interviews with site personnel. The documents that were reviewed include permits, Spill Prevention Control and Countermeasure (SPCC) and Stormwater Pollution Prevention

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(SWPPP) plans, environmental monitoring data, and operational data. Issues discovered during the audits were noted as “red flags” in Veolia ES-SW’s internal Dakota Auditor system. Dakota Auditor is the system that Veolia ES-SW utilizes to document and track environmental issues and also the resolution of those issues at their facilities. Potential environmental liabilities are summarized as follows:
LGRL Landfill: The LGRL Landfill in Wisconsin is an unlined Superfund site that historically accepted hazardous waste and has impacted groundwater with volatile organic compounds (VOCs). Veolia ES-SW is planning on exhuming the LGRL waste and disposing of it in the pending expansion at the adjacent Glacier Ridge Landfill. The waste relocation is expected to occur in 2013-2015 and is projected to cost $3.95M.
Orchard Hills Landfill: Orchard Hills Landfill in Illinois has received a Notice of Violation (NOV) for odors due to H2S production from crushed wallboard. Approximately $9.6M has been spent in 2010-2011 to construct 43 acres of final cover and expand the gas management system in response to the NOV.
Valley View Landfill: Unit 1 at Valley View Landfill is unlined and has impacted groundwater. Veolia ES-SW is planning on exhuming portions of Unit 1 waste and re-disposing it as part of the proposed Unit 2 expansion. Waste relocation is expected to occur in 2014-2015 and cost $4.2M.
Jersey City Transfer Station: Free product (diesel fuel) is present in groundwater monitoring wells due to a historic (mid 1990s) leaking underground storage tank. $600,000 has been reserved for future remedial activities.
Valley Meadows: Closed landfill (1999) in Wisconsin with a portion of the site unlined. Some groundwater impacts from gas migration have been detected. No significant costs are projected at this time.
Veolia ES-SW has some potential environmental liabilities; however, the issues noted above are being actively managed to reduce their potential impact to groundwater and air. Veolia ES-SW currently has only one stand alone closed site and two more closing in 2012-2013.
The small number of closed sites has resulted in fewer environmental liabilities for Veolia ES-SW landfills and appears to be relatively low compared to US waste industry standards.
Conclusions
Based on Golder’s familiarity with the landfill assets, our review of the summary information, and interviews with Veolia ES-SW personnel, it is our opinion that Veolia ES-SW has operated and maintained its solid waste assets at or above industry standards.
The spending projections for 2013-2017 represent an increase over spending during 2008-2012. This increase is primarily due to the infrastructure and new cells for the expansions coming on line in the next three years. The average of actual spending from 2008-2012 and projected spending from 2013-2017 is $39.0M/year. Note that approximately 51% of projected spending for the next six years (including 2012) is related to landfill cell construction. It is our opinion that Veolia ES-SW spending projections are reasonable and represent an approach standard in the solid waste industry.
Veolia ES-SW has pending expansions that upon approval will add 74.5 million cy of new capacity to its landfill facilities. This demonstrates that Veolia ES-SW has planned for future volume at these facilities. The expansions are likely to be approved, however due to regulatory agency or local input, the schedule for approval may be longer than expected. One exception is Rolling Hills Landfill which needs to obtain local approval and Veolia ES-SW currently does not know if or when this will occur.
Some environmental concerns exist including groundwater exceedances and landfill gas emissions. A Superfund site, where Veolia ES-SW has a 39.5% participatory level, is present in Horicon, WI. Veolia ES-SW is actively addressing groundwater and gas control issues at each site.
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Opinion Statement on Veolia ES Solid Waste Assets
In summary, Veolia ES Solid Waste’s landfill facilities are well managed facilities. It is Golder’s opinion based on our experience and review of the landfill assets that the landfills meet or exceed US solid waste industry standards for design, construction, operations, environmental control, and capital and closure spending.
Limitations
This Opinion Statement was prepared for Veolia ES Solid Waste, Inc. as part of an offering review of the Veolia ES-SW facilities discussed above. In evaluating the major assets (e.g. landfills), Golder has relied in good faith on information provided by other individuals noted in this Opinion Statement. Golder has assumed that information provided is factual and accurate. In addition, findings in this Opinion Statement are based, to a large degree, upon information provided by Veolia ES-SW.
Golder accepts no responsibility for any deficiency, misstatement, or inaccuracy contained in this Opinion Statement as a result of omissions, misinterpretations, or fraudulent acts of persons interviewed or contacted. No third party may rely upon the contents of the report without written authorization from Golder, and Golder will not be responsible for independent conclusions, opinions, or recommendations made by others based on findings presented in its Opinion Statement. At Veolia ES-SW’s request, Golder can provide written authorization for any additional third party (Additional Proposed Relying Party) to rely on the contents of the report(s). However, to establish privity between the Additional Proposed Relying Party and Golder, the reliance agreement, and any reliance on the report(s) will be conditioned upon the proposed relying party (i) agreeing to the Master Agreement for Consulting Services between Veolia ES Solid Waste and Golder, and limitations described in this Opinion Statement, and (ii) agreeing to only rely on the Opinion Statement in its entirety.
Golder disclaims responsibility of consequential financial effects on transactions or property values, or requirements for follow-up actions and costs. Golder will not be responsible for any actual or perceived change in the value of the assets by any entity resulting from or related to Golder’s activities or information presented in this Opinion Statement.
The Opinion Statement is based on data and information accessed during the offering review and must be considered in its entirety. Golder makes no other representations whatsoever, including those concerning the legal significance of its findings, or as to other legal matters touched on in this report, including, but not limited to, ownership of any property, or the application of any law to the facts set forth herein.
Golder Associates
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ATTACHMENT 1

Attachment 1 (as of January 2012)

Veolia ES Solid Waste Landfill Facilities

Region & Facility Name	Capacity	Filling Rate (tpd)	Life Remaining	Addtl. Capacity Being Permitted	Site Yrs.	Projected Regulatory Approval
Central						
1) Veolia ES Cranberry Creek Landfill Wood County, WI	4,475,200	1,000	13.5	0	0	N/A
2) Veolia ES Emerald Park Landfill Waukesha County, WI	10,965,773	1,700	23.7	6,000,000	12	late 2012
3) Veolia ES Glacier Ridge Landfill Dodge County, WI	6,668,583	1,771	13	7,000,000	15	May 2012
4) Veolia ES Hickory Meadows Landfill Calumet County, WI	1,100,000	2,800	1.9	13,900,000	20	April 2012
5) Veolia ES Mallard Ridge Landfill Walworth County, WI	5,100,000	1,100	14.5	0	0	N/A
6) Veolia ES Maple Hill Landfill Macon County, MO	14,505,000	600	67	0	0	N/A
7) Veolia ES Oak Ridge Landfill St. Louis County, MO Closed Landfill	0 Closed 9/2011	0	0	0	0	N/A
8) Veolia ES Orchard Hills Landfill Ogle County, IL	26,887,900	6,000	13.5	0	0	N/A
9) Veolia ES Rolling Hills Landfill Wright County, MN Industrial / C&D	520,700	1,548	1.7	11,000,000	25	2017
10) Veolia ES Seven Mile Creek Landfill Eau Claire County, WI	3,320,700	1,300	8.6	0	0	N/A
11) Veolia ES Valley View Landfill Macon County, IL	314,199	650	1.2	9,532,000 vertical & horizontal	35	June 2012
12) Veolia ES Zion Landfill Lake County, IL	3,500,000	3,100	4.0	7,108,000	8	November 2013
Eastern						
1) Veolia ES Arbor Hills Landfill Washtenaw County, MI	30,521,793	5,500	23.4	0	0	N/A
2) Veolia ES Blackfoot Landfill Pike County, IN	19,032,800	1,700	35.3	0	0	N/A
3) Veolia ES Blue Ridge Landfill Estill County, KY	3,779,500	425	24.1	0	0	N/A
4) Veolia ES Cedar Hill Landfill St. Clair County, AL	65,300,000	750	243	0	0	N/A
5) Veolia ES Chestnut Valley Landfill Fayette County, PA	3,211,466	1200	10.6	0	0	N/A
6) Veolia ES Cypress Acres Landfill C&D Marion County, FL	2,690,000	35	296	0	0	N/A
7) Veolia ES Eagle Bluff Landfill C&D Tuscaloosa County, AL	1,685,000	667	6.5	0	0	N/A
8) Veolia ES Pecan Row Landfill Lowndes County, GA	200,000	1,500	0.5	0	0	0
9) Veolia ES Evergreen Landfill Lowndes County, GA	15,000,000	2,000	26.4	20,000,000	30	2013
10) Veolia ES Greentree Landfill Elk County, PA	35,001,991	3,500	30.2	0	0	N/A
11) Veolia ES Hoosier Landfill Kosciusko County, IN	7,745,319	785	27.2	0	0	0
12) Veolia ES Lancaster C&D Lancaster County, PA	5,128,243	1000	10.2	0	0	N/A
13) Veolia ES Morehead Landfill Rowan County, KY	6,168,014	440	35.3	0	0	0
14) Veolia ES Star Ridge Landfill St. Claire County, AL	40,300,000	900	134	0	0	N/A
15) Veolia ES Taylor County Landfill Taylor County, GA	44,600,000	1700	75.1	0	0	N/A
16) Veolia Grand Bahama Ltd. Freeport Bahamas	4,010,016	400	26.2	0	0	N/A
Total Capacity	361,732,197		1,167	74,540,000	145	

NOTE: INFORMATION PROVIDED BY VES-SW

ATTACHMENT 2

Attachment 2

Veolia ES Solid Waste Landfill Facilities

Closure and Long-Term Care Costs Summary

Facility Names	Permitted		Pending Expansion	
	Remaining Closure Costs	Remaining LTC Costs	Additional Closure Costs	Additional LTC Costs
Central Region				
Cranberry Creek Landfill	$ 11,745,887	$ 5,702,400		
Emerald Park Landfill	$ 11,460,218	$ 10,149,600	$ 2,500,000	$ 2,494,800
Hickory Meadows Landfill	$ 6,935,617	$ 6,025,200	$ 12,937,000	$ 5,800,000
Glacier Ridge Landfill	$ 12,918,993	$ 8,618,400	$ 5,700,000	$ 1,213,600
Mallard Ridge	$ 12,850,296	$ 7,519,600		
Maple Hill Landfill	$ 12,643,352	$ 5,458,303		
Orchard Hills Landfill	$ 31,668,790	$ 14,694,000		
Oak Ridge Landfill	$ 5,000,000	5,723,910		
Seven Mile Creek Landfill	$ 12,895,877	$ 6,936,000		
Rolling Hills Landfill	$ 2,360,547	$ 5,518,500	not available	
Valley Meadows Landfill (closed)	$ -	$ 1,445,000		
Valley View Landfill	$ 11,715,243	$ 9,850,567	$ 9,429,279	$ 3,131,994
Zion Landfill	$ 11,369,274	$ 10,410,000	not available	
Eastern Region				
Arbor Hills Landfill	$ 24,020,144	$ 13,380,000		
Blackfoot Landfill	$ 14,677,367	$ 6,373,800		
Blue Ridge Landfill	$ 5,466,202	$ 4,718,700		
Cedar Hill Landfill	$ 38,994,755	$ 24,056,700		
Chestnut Valley Landfill	$ 5,332,932	$ 3,789,600		
Cypress Acres Landfill	$ 1,384,978	$ 1,002,000		
Eagle Bluff Landfill	$ 1,144,113	$ 843,000		
Evergreen Landfill	$ 15,404,283	$ 6,487,800	not available	
Veolia ES Grand Bahama Ltd. (Pin	$ 6,753,220	$ 2,818,500		
Greentree Landfill	$ 20,474,936	$ 7,571,100		
Hoosier Landfill	$ 7,068,509	$ 3,996,000		
Veolia ES Lancaster, LLC	$ 8,518,103	$ 2,431,200		
Morehead Landfill	$ 6,639,164	$ 5,140,500		
Pecan Row Landfill	$ 4,911,734	$ 4,104,900		
Star Ridge Landfill	$ 22,352,803	$ 16,018,200		
Taylor County Landfill	$ 28,529,237	$ 14,261,100		
TOTAL	**$ 355,236,574**	**$ 215,044,580**		

NOTE: INFORMATION OBTAINED FROM VEOLIA ES-SW LANDFILL MODEL DATA

Exhibit 3.11-2(i)

DILIGENCE EVALUATION
PRELIMINARY PROGRESS REPORT
VEOLIA TRANSFER STATIONS, HAULING
OPERATIONS, MATERIAL RECOVERY FACILITIES
(MRFS), AND PROPERTY
Prepared for
Star Atlantic Waste Holdings, LP
June 2012
Prepared by
CORNERSTONE
Environmental Group, LLC
400 Quadrangle Drive, Suite E
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TABLE OF CONTENTS

1 INTRODUCTION 1-1
2 SITE SCREENING 2-1
2.1 Veolia Environmental Liability Summaries and NOV Disclosures 2-1
2.2 Dakota Audits 2-1
2.3 Environmental Database Report 2-2
3 SCREENING RESULTS 3-1
3.1 Environmental Liability Summaries 3-1
3.1.1 Jersey City Transfer Station, 264 Broadway Ave., Jersey City, NJ 3-1
3.1.1.1 ISRA Applicability 3-2
3.1.1.2 Environmental Conditions 3-2
3.1.1.3 Environmental Liability/Summary and Costs 3-3
3.1.2 Groveland Transfer Station, Groveland, FL 3-4
3.1.3 2616 Waymanville Road, Thomaston, GA 3-5
3.1.4 6330 Rte. 219 North, Brockway, PA 3-5
3.1.5 County of Morris, NJ 3-6
3.1.6 750 Dunbar Road, Bryon, GA 3-6
3.1.7 1711 Lyons St., Evanston, IL 3-6
3.1.8 4700 W. Lake St., Melrose Park, IL 3-7
3.1.9 3851 Berdnick St., Rolling Meadows, IL 3-7
3.1.10 309 Como Ave., St. Paul, MN 3-7
3.1.11 2626 Mondovi Road, Eau Claire, WI 3-8
3.2 Dakota Audits 3-8
3.3 Environmental Database Report 3-9
3.3.1 Facilities with Findings on the Veolia Property 3-9
3.3.2 Facilities with Findings on Neighboring Properties 3-10
4 SUMMARY 4-1
LIMITATIONS 1

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1 INTRODUCTION

This Due Diligence Review for Veolia ES Solid Waste (Veolia) facilities was prepared to assist Star Atlantic Waste Holdings, LP (Star Atlantic) with preparing their bid to purchase the stock of Veolia. As requested by Star Atlantic, Cornerstone Environmental Group, LLC (Cornerstone) reviewed the documentation provided by Veolia on the Merrill Datasite and anonymously accessed public records to evaluate these facilities. Cornerstone has prepared separately, Due Diligence Evaluations for the active landfill assets owned by Veolia. This report considers the non-landfill assets.

Considered inherently less of an environmental liability than landfill facilities, the information provided for the non-landfill facilities was subjected to a screening assessment instead of preparing full summaries of existing information for each site. Further, the process governing the pre-acquisition review did not allow for site inspections, facility manager interviews or regulator interviews. Therefore, the data relied upon for this evaluation was limited to the documents and information provided by Veolia and other publically accessible information as described above.

The Veolia Transfer Stations, Hauling Operations, Material Recovery Facilities (MRFs), and Properties were reviewed using a screening process of the available environmental database records, Veolia internal audits, and Veolia environmental liability summaries and NOV disclosures. Where issues were identified, they were compared against a materiality threshold of $50,000 to determine which facilities may have issues significant enough to warrant further evaluation.

The process and findings to date are discussed in this report. Many facilities were the subject of additional information requests to help determine the potential for significant issues. As presented herein, many of the requests are currently pending. Therefore, this report should be considered preliminary.

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2 SITE SCREENING
The purpose of the site screening assessment is to: evaluate current and former environmental conditions at the Veolia facilities to identify potential environmental concerns, identify regulatory problems that could impact financial or compliance status of the sites, and perform a search of federal and state databases to evaluate the regulatory status of the site. Cornerstone ordered environmental database reports and reviewed the Veolia internal audits, environmental liability summaries, and violation history that were provided in the Merrill Datasite.
2.1 Veolia Environmental Liability Summaries and NOV Disclosures
A document, YES Solid Waste Environmental Liabilit /Summary - February 2012, was prepared by Veolia and placed in the Merrill Datasite. The known environmental liabilities were summarized and generated by Veolia Solid Waste’s internal Engineering and Compliance group. The purpose of the document, as stated by Veolia, is to provide a terse summary and reference document on the Company’s environmental liability issues for Buyers and their respective environmental consultants. The other facilities (i.e. Transfer Stations, Hauling Operations, MRFs, or property) liabilities identified by Veolia consist of properties or businesses that have had environmental impacts identified that would be considered as significant (greater than $50,000 of potential exposure) and require additional remedial work and resolution.
A table of Violation History was also prepared by Veolia and placed in the Merrill Datasite. Veolia states at the beginning of this table: In the ordinary course of business, Veolia Environmental Services (“Veolia”) (f/k/a Onyx Waste Services, Superior Services, Inc.) occasionally receives notice from authorities of minor operating improvements required at its various operating locations. Veolia has, in each case, promptly taken appropriate action. However, there were a number of Notice of Violations in the table that were not resolved and need further action. Compliance Issues listed in this table are from the period 2006 - 2011.
2.2 Dakota Audits
Veolia uses the Dakota database system to perform internal audits at its facilities. The Dakota system provides a questionnaire that is used during the audits process with a number of Yes, No, or Not Applicable responses and the ability for the auditor to add Comments and “Red Flag” the audited section for an action to be taken by a future prescribed date. The Veolia supplied Dakota documents that were provided in the Merrill Datasite were from 2011 and were not controlled audit documents. The Yes, No, or Not Applicable answers could be changed and the Comments edited and saved in each of
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these documents. There also was no indication as to whether the Red Flag items had been addressed. Therefore, Cornerstone concentrated on the Comments and Red Flags as indications of an action needed at the site.
2.3 Environmental Database Report
Environmental Data Resources, Inc. (EDR) of Southport, Connecticut performed a search of available environmental database records for the facilities reviewed in this report and operated by Veolia. A complete copy of the database reports prepared for each Veolia facility as provided by EDR, including the date the report was prepared, the date the information was last updated, and the definition of databases searched, were reviewed. Cornerstone ordered the following EDR report types: EDR Summary Radius Map Report, The EDR Radius Map Report with GeoCheck, The EDR City Directory Image Report, The EDR Aerial Photo Decade Package, Certified Sanborn Map Report, and EDR Historical Topographic Map Report.
Cornerstone reviews the results of the database search reports to note findings for the facility address and reported release sites in the vicinity of the property that were considered to have a potential to have adversely impacted the property. Reported release sites identified in the regulatory agency database search report were evaluated with respect to the nature and extent of a given release, the distance of the reported release site from the property, the stratigraphy of soils, the expected soil permeability, and the topographic position of a reported release site with respect to known or expected local and/or regional groundwater flow direction. Generally, reported release sites located within 1/4-mile upgradient or 1/8-mile cross-gradient or adjacent down gradient are considered to have a potential to have impacted the property. Sites that were listed in the database search report, but not identified as a release site, and sites that were listed as being “closed” were not considered to have a potential to have impacted the property.
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3 SCREENING RESULTS
The screening results for the various sources reviewed (i.e. environmental summaries, and violation history, Dakota audits, and environmental database reports) are presented by site, sorted by the most problematic and highest liability to the least. Additional multiple findings are sorted alphabetically by state. The following environmental findings have been identified from a number of sources as representing contamination and compliance concerns that appear to exceed a materiality threshold of $50,000.
3.1 Environmental Liability Summaries
Environmental liability was summarized in a document prepared by Veolia: YES Solid
Waste environmental Liability/Summary – February 2012. There are two sites (Jersey City, NJ and Groveland, FL) that were not landfills that were presented as having outstanding environmental liability.
3.1.1 Jersey City Transfer Station, 264 Broadway Ave., Jersey City, NJ
The following known environmental liabilities were identified for the 264 Broadway Avenue, Jersey City, NJ transfer station. Veolia acquired the stock of Eastern Waste Services, Inc. in 1999, under which the shareholders of Eastern Waste were responsible for remediating contamination associated with three diesel USTs at the property. Under the SPA, Veolia held back $500,000 of the purchase price to be released back to the shareholders upon completion of remedial activities. Currently, free product is still present in soil and groundwater at the site, as prior efforts by the shareholders to remediate the site under the supervision of the NJDEP were unsuccessful. Veolia has taken control of the investigation and remediation due to the lack of action by the shareholders. Veolia expects remediation will take less than 5 years, with 2 years of groundwater monitoring. Veolia will use $500,000 held back under the 1999 purchase agreement, plus $100,000 in accrued interest, to pay for the remediation.
An ongoing dispute exists between Veolia and the Eastern Waste shareholders regarding the remediation at the site. The shareholders allege that Veolia knowingly caused the free product to leak from ASTs and concealed it from shareholders. The shareholders demand remittance of the holdback amount from Veolia. Veolia denies that it released any hazardous substances or petroleum products at the property. Veolia has asserted that the shareholders are in breach of their obligation to remediate the property. Veolia continues to hold the shareholders of Eastern Waste responsible for the cost of the remediation.
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On December 19, 2007 NJ DEP issued a NOV, alleging that Veolia had modified its solid waste transfer station without first obtaining a preconstruction permit and operated its solid waste transfer station without first obtaining an operating certificate. Veolia obtained approval for its solid waste transfer station permit on October 14, 2011, and Veolia and NJDEP entered into a settlement agreement in January 2012 resolving the violation. A copy of this settlement agreement has been requested and needs to be acquired and reviewed.
3.1.1.1 ISRA Applicability
The facility is variously referred to as a transfer station or a transfer station/materials recovery facility. Transfer stations are covered under NAICS code 562111, and this NAICS code is not subject to ISRA. Likewise, a materials recovery facility (MRF) is covered under NAICS code 562920 and this NAICS code is not subject to ISRA.
3.1.1.2 Environmental Conditions
In general the data indicate flow in a southwesterly direction toward Broadway Avenue. The nearest natural groundwater discharge point is nearly due west at the Hackensack River, not to the southwest. A storm water sewer exists on Broadway Avenue that appears to the at an elevation of 1 [Illegible] lower than the groundwater table. Most likely the groundwater flow direction is affected by local discharge to the sewer system, assuming the sewer system is typical of the area and has not been previously rehabilitated (e.g., slip lined).
Free product was observed in monitoring wells MW-4 and MW-5 (February 2012) located at the southern property boundary, among other interior to the site. These wells are down-gradient of the former No. 2 diesel fuel underground storage tanks. Data available from 2001 to 2009 for MW-4 and 2005 to 2009 for MW-5 had not previously indicated free product in these wells. Veolia’s prior contention that free product was mobilized through the Bio-Solve® injections appears to have some validity. The presence of free product at the property line indicates the likelihood of off-site groundwater impacts.
Groundwater characterization testing at the site has been generally limited to TPH and volatile organic compounds. However, the product at the site is a weathered diesel fuel, and therefore, semi-volatile compounds are much more likely to be prevalent than volatiles. There is a reasonable likelihood that testing of groundwater at the property line for semi-volatile compounds would indicate concentrations of contaminants above New Jersey groundwater quality standards.
Free product having entered the storm sewer is also a possibility.
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The available data indicate that the site contains historic fill. Limited information on the overburden description is indicative of historic fill (e.g., sand, ash, miscellaneous debris such as bottles and bricks – see UST Closure and Remedial Investigation Report). The presence of historic fill is also suggested by the NJDEP’s comments regarding the presence of metals at concentrations above soil cleanup standards (typical of historic fill).
3.1.1.3 Environmental Liability/Summary and Costs
The environmental liability/summary document states the following:
Veolia held back approximately $500,000 when the facility was purchased in 1999. This money has also accrued significant interest.… The plan is to use this money to conduct the investigation and remedial action. … the site will continue to be monitored to verify that residual contaminants are remediating naturally. There will likely be a deed restriction for residual soil contamination and a contamination exclusion are [sic] (CEA) related to groundwater. We anticipate that the current approach will take less than 5 years to complete and involve about 2 years of groundwater monitoring after remedial action.
A January 9, 2012 letter from Randi Schillinger to Harvey Poe indicates that Veolia’s consultants have estimated the remediation cost between $604,000 and $633,000. The basis for this cost estimate is not present in the available documents. This letter also indicates that $450,000 is the remaining holdback amount.
The time frame for 5 years to completion of remediation appears to be reasonable, based on the conditions at the site, and the extent of the remediation. This is particularly true given that remediation would be under the direction of an LSRP and subject to the SRRA wherein review and oversight by the NJDEP is not necessary. However, there are a number of complicating factors that could make the cost of investigation and remediation at this site more than the approximately $600,000 indicated:
1. Free product and groundwater contamination delineation does not appear to be complete at the southern property boundary. Delineation is required for soil, groundwater and product, “without regard to property boundaries” for product delineation. Delineation is required horizontally and vertically.
2. NJ requires free product treatment, removal, or containment. This could involve either some form of in-situ treatment (likely multiple doses) or a
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combination of treatment, removal, and/or containment. Some form of active containment (e.g., groundwater pump and treat), if needed, could be a significant contributor to increased cost. While pump and treat would not be preferable, it is not clear at this time how much of an impediment the building would be to some form of permanent remediation. Of note, natural remediation cannot be supported without having first dealt with source material and product is clearly considered source material.
3. Once delineated, but based on current evidence of contamination at the property boundary, it is possible that some remediation may be necessary off-site (e.g., sewer cleaning, product removal).
4. An LSRP would also be obligated to address the historic fill, assuming the inference of historic fill as noted above is corroborated by data. This would likely involve only a limited investigation but would require a deed notice, soil remediation permit, and CEA of indeterminate duration. Also, depending on concentrations of historic fill contaminants, a “cap” may be necessary, and it appears for this site that the existing pavement and buildings may suffice, but would require a long-term commitment to maintenance.
3.1.2 Groveland Transfer Station, Groveland, FL
The following known environmental liabilities were identified for the Groveland, FL transfer station. This hauling operation and transfer station facility is no longer owned by Veolia; however, Veolia maintains responsibility for some environmental investigations and conditions at the facility and has set aside $525,000 to investigate and address these issues. Three areas of concern have been identified: (1) a small area along a fence with staining due to a release by the adjacent property owner, Industrial Sterilization Laboratories (ISL); (2) a larger portion of the property that has been affected by another adjacent property owner, Howard Fertilizer; and (3) a small area around the fueling tank/truck wash bay that may have been impacted by releases that occurred while Veolia owned the property. Veolia indicated that to date, it has spent $43,000 to address these three areas of concern. Veolia has stated that they are not responsible for off-site contamination sources.
The FDEP issued a comfort letter on April 7, 2011 indicating the agency believes the conditions at the property are related to the operations of Howard Fertilizer. Veolia believes the current facility owner, Waste Services, Inc., will accept the comfort letter as an indication that Veolia is not responsible for the conditions related to releases from the Howard Fertilizer property and that Veolia is not liable for remediating those conditions.
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Veolia indicated ISL removed the stained soil along the fence, and soil and groundwater sampling have indicated the removal sufficiently addressed the former release. Veolia does not believe any further action will be required with regard to the impact from the ISL release.
Veolia has investigated the conditions in the area of the fueling tank/truck wash bay, and there are low level TPH and benzene impacts to soil and groundwater that need to be addressed. The estimated cost of this remediation will be less than $80,000. Two years of groundwater monitoring will also be required. Veolia expects that the funds set aside for this work will be sufficient to close out all outstanding issues and this seems like a reasonable assumption based on the documentation reviewed.
3.1.3 2616 Waymanville Road, Thomaston, GA
According to an August 14, 2007 due diligence report, wash water from the washing of trucks is directed to an oil/water separator and is allowed to [ILLEGIBLE] the subsurface, which violates the NPDES permit and may have impacted the subsurface. There is no leachate collection system for the tipping floor or the truck pit. In addition to being a transfer station, an old inert landfill is also located on the property, which was subject to an illegal dumping enforcement action in 1993 that was settled in [ILLEGIBLE]. The August 14, 2007 report recommended conducting a site investigation for the old inert landfill to determine whether any contamination exists. Stained soil was observed outdoors around petroleum ASTs. Updated information has been requested, but is pending at this time.
3.1.4 6330 Rte. 219 North, Brockway, PA
The PADEP issued a NOV on October 26, 2009 for alleged medical/infectious waste holding time violations. The violation is still pending, and a financial settlement has not yet been proposed. This site has a long history of frequent violations from the PADEP, most of which have been under $5,000. The last NOV we are aware of was issued on June 7, 2011 and resulted in two $1,500 fines, which Veolia has paid. One notable NOV was issued by PADEP on May 10, 2007 following a vehicle inspection on April 11, 2007 during which vehicle authorization stickers and permit documentation were not properly applied. Veolia paid a $160,278 fine and took corrective action, thereby resolving the violation. The current status of these items and the documentation of their resolution has been requested but is pending at this time.
The Veolia internal audits for this hauling facility and MRF reported the need for fire suppression, heat sensors, or approval for fire extinguishers. There is also a floor drain in the building connected to septic, with medical waste storage draining to a ditch Updates to “RF” flagged items in the audits has been requested, but is pending at this time.
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3.1.5 County of Morris, NJ
The Violation History document identified several NOVs issued to Veolia ES Solid Waste Southeast, Inc. by the County of Morris Office of Health Management, but the document did not identify the transfer station at which the violations arose (possible site address: 1 Eden Lane, Flanders, NJ). None of the Veolia NJ properties are in Morris County, so it is unclear to which transfer station these violations were issued. This property has a long history of non-compliance problems and is frequently inspected by the County of Morris Office of Health Management. The following is a summary of the open NOVs issued to Veolia ES Solid Waste Southeast Inc. by Morris County Office of Health Management:
On November 1, 2011, a NOV was issued for a container that needs repair to prevent spillage. The violation is still open, and Veolia anticipates a fine of $3,000 will be issued.
On September 16, 2011, a NOV was issued after litter released from a Veolia truck onto a roadway was observed. The violation is still open, and Veolia anticipates a fine of $4,500 will be issued.
The ECHO database search results also returned several resolve[ILLEGIBLE] TSCA violations between 2005 and 2010, two of which resulted in penalties over $20,000.
Updated information for the Morris County violations has been requested but is pending at this time.
3.1.6 750 Dunbar Road, Bryon, GA
Wastewater from the cleaning of vehicles is discharged through an oil/water separator to a leach field with the potential for impact to the subsurface. There is an on-site sanitary septic system that may not be properly permitted with the possibility of hazardous or petroleum products being discharged into the septic system. A leachate collection system needs to be installed in the loading bay area. Stained soils were observed in the area of petroleum ASTs on the property.
3.1.7 1711 Lyons St., Evanston, IL
According to a 2000 Phase I ESA: (1) three historic USTs may have been abandoned in place at the property; (2) the property was historically used as a coal and building material storage yard from the 1920s until 1955; (3) a LUST incident occurred at the property in 1993, and IEPA issued a NFR letter on December 2, 1994; and (4) 900 sq. ft. of stained areas were observed. A 2000 Phase II ESA was provided, but no subsurface investigation was conducted; the report summarized correcting UST registration at the property with the appropriate authorities.
The EDR report listed the transfer station as potentially having groundwater contamination and groundwater restrictions.
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Updated information has been requested regarding the Evanston, IL facility but is listed as pending at this time.
3.1.8 4700 W. Lake St., Melrose Park, IL
An unexecuted settlement agreement was reviewed between Onyx Waste Services Midwest, Inc. and BFI Waste Systems North America, Inc. resolving disputes between them regarding contract terms. The agreement provides that Onyx will execute an amendment to a Fuel Island License Agreement and pay BFI $216,000 to resolve the Fuel Island License Agreement dispute. BFI agreed to pay Onyx $92,251.42 to resolve a dispute related to recycling facility payments. Onyx and BFI also agreed to resolve a claim related to commodities at the Melrose Park transfer station by releasing potential claims against one another. The parties also agreed to a new rate structure for BFI’s delivery of waste to the Rolling Meadows transfer station operated by Onyx. On January 12, 2007, IEPA issued a non-compliance advisory for non-payment of the annual $100 tire storage fee. Veolia paid the fee, and no further action was necessary.
The EDR report listed the transfer station and hauling property as having an adjoining property listed on the Site Remediation Program – NFA with engineering controls installed. There is known contamination at the neighboring rail yard with the potential for subsurface contamination on the Veolia property, although there is no direct indication of such contamination in the documentation provided.
3.1.9 3851 Berdnick St., Rolling Meadows, IL
An unexecuted settlement agreement was reviewed between Onyx Waste Services Midwest, Inc. and BFI Waste Systems North America, Inc. resolving disputes between them regarding contract terms. The agreement provides that Onyx will execute an amendment to a Fuel Island License Agreement and pay BFI $216,000 to resolve the Fuel Island License Agreement dispute. BFI agreed to pay Onyx $92,251.42 to resolve a dispute related to recycling facility payments. Onyx and BFI also agreed to resolve a claim related to commodities at the Melrose Park transfer station by releasing potential claims against one another. The parties also agreed to a new rate structure for BFI’s delivery of waste to the Rolling Meadows transfer station operated by Onyx.
The EDR report listed the transfer station as having adjoining properties that are listed in Comprehensive Environmental Response, Compensation - No Further Remedial Action Planned (CERC-NFRAP), Corrective Action Report (CORRACTS) among others that present a risk, although there is no direct indication of such contamination in the documentation provided.
3.1.10 309 Como Ave., St. Paul, MN
A 1998 Phase I report indicated that LUST incidents had occurred at the property, and offsite industrial activities may have impacted the subsurface of the property. The report
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recommended a subsurface investigation. A 1990 Phase II investigation was conducted to find a suspect fuel oil UST at the property, but evidence of the UST or any subsurface impact was not discovered. A request for updated information for this site has been requested and is currently listed as pending.
The EDR report listed the hauling facility within a brownfield area with CERC-NFRAP, CORRACTS neighboring sites that may present a risk.
3.1.11 2626 Mondovi Road, Eau Claire, WI
Memos dated 1998 were reviewed detailing the diligence performed by Superior Services, Inc. when it was considering acquiring Johnson Disposal. Johnson Disposal was identified as a PRP for the City of Eau Claire Landfill, which stopped accepting wastes in 1978, but Johnson Disposal’s liability had not yet been determined. The memos stated that Johnson Disposal’s compliance with environmental laws had not been confirmed. The memos also described an incident where contaminated soil transported by Johnson Disposal had been rejected by a landfill, so the owner of the Johnson Disposal spread it on the ground behind his home. Veolia is not currently conduction operations at this transfer station. Updated information has been requested for liabilities related to this facility but is listed as pending at this time.
3.2 Dakota Audits
The Dakota Audit reports for the various facilities not discussed in Section 3.1 (where the audit report findings are already incorporated into the discussion of each site), which had a Red Flag and were determined to indicate a potential for significant capital expenditure (using an approximate $50,000 materiality threshold) or action to resolve the issue(s) are summarized below. At this time, sufficient information has not been provided to understand the status of these facilities or to estimate the potential costs associated with each. Updated statuses to the audit “RF” findings were requested and are currently listed as pending.
The Columbus, GA transfer station and hauling was identified as needing fire suppression.
The Fitzgerald, GA transfer station needs to install leachate collection and fire suppression. Presently leachate is put in trucks for disposal at the landfill.
The Batavia, IL transfer station and hauling has a temporary Construction permit and SWPPP that is waiting on Army Corps of Engineer’s approval.
The Waukegan, IL hauling facility needs to install a drainage area to handle discharges and provide a dike to hold the water for further inspection.
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- The Monticello, IN hauling facility needs to acquire fire suppression or an exemption, and needs to install locking gates and fencing.

- The Roseville, MI SMDA transfer station needs to acquire fire suppression or an exemption.

- The Paterson, River St, NJ transfer station has historical lead contamination, which NJDEP has had active since 1990.

- The Germantown, WI transfer station needs to install an oil/water separator before the sediment pond and a berm around the filling area with a valve. Currently the storm water from fueling area goes to the sediment pond without filters.

- The Muskego, WI transfer station and hauling needs to install locking fences and gates, and install fire suppression or heat sensors in the transfer station.

- The Sheboygan, WI hauling facility needs to install a treatment system or catch basin to capture discharges from loading/unloading/fueling areas.

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3.3 Environmental Database Report

The EDR environmental database report findings, for the facilities not discussed in Section 3.1 (where the EDR report findings are already incorporated into the discussion of each site), are presented below. The EDR report findings that were determined to indicate a potential for a significant capital expenditure or action to resolve the issue(s) identified are summarized as either: 1) facilities with database findings on the searched property, or 2) facilities with database findings on a neighboring property exhibiting a potential for migration of contaminants to the Veolia property. Facilities meeting these criteria are presented below. At this time, sufficient information has not been provided to understand the status of these facilities or to estimate the potential costs associated with each.

3.3.1 Facilities with Findings on the Veolia Property

- The Fort Meyers Beach, FL Hauling facility is listed in Leaking Underground Storage Tank (LUST), FINANCIAL ASSURANCE and Discharge Cleanup-Remedial Action Ongoing.
- The Columbus, GA Transfer and Hauling facility is listed in SPILLS and historical auto station with neighboring properties listed in Comprehensive Environmental Response, Compensation - No Further Remedial Action Planned (CERC-NFRAP) and LUST.
- The Valdosta, GA hauling facility is listed in the LUST with two neighboring (Comprehensive Environmental Response, Compensation, and Liability Information System) CERCLIS sites.

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- The Batavia, IL hauling facility is listed in LUST-NFA with neighboring CERC-NFRAP, RCRA-Corrective Action Report (CORRACTS).
- The Davis Junction, IL Rockford Hauling Co is listed as being located on a landfill.
- The Northbrook, IL hauling facility site is listed in the CERC-NFRAP and CORRACTS databases.
- The Auburn Hills, MI Pontiac Hauling is listed as being located on a closed landfill.
- The Dearborn, MI hauling facility is listed in Historical Landfill (HIST LF), LUST, CERC-NFRAP databases, of which the historical landfill may be unlined with contamination.
- The Rochester, MN hauling facility is listed as an unpermitted landfill.
- The Fulton Street, Paterson, NJ transfer station has permit violations and is listed on NJ Release. Adjoining properties are listed in CERC-NFRAP, LUST, CORRACTS among others that present a risk.
- The Totowa, NJ transfer station is listed in the NJ Release Spills Information (SPILLS), HIST LUST among others that present a risk.
- The Schofield, WI Transfer Station, Hauling, and Recycling facility is located on a former tank farm, LUST and neighboring bulk oil plant.
- The Sheboygan, WI Transfer and Hauling facility is listed as a Hazardous Waste Transporter PCB Full Service Contractor with neighboring National Priority List (NPL) Polychlorinated Biphenyl (PCB) sites and bulk fuel tank farms.

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3.3.2 Facilities with Findings on Neighboring Properties

- The Albany, GA Hauling facility has adjoining properties listed in NPL, CERCLIS, and Engineering Controls among others that present a risk.
- The Waukegan, IL hauling facility is located in an area with groundwater use restrictions.
- The Broadway, Paterson, NJ transfer station has adjoining properties that are listed in NPL, CERCLIS, LUST among others that present a risk.
- The Iowa Ave, Paterson, NJ Transfer facility has adjoining properties that are listed in NPL, CERCLIS, LUST among others that present a risk.
- The Lawrence Street, Paterson, NJ transfer station has adjoining properties CERCLIS, LUST among others that present a risk.
- The Shady Street, Paterson, NJ Container Storage and parking facility has adjoining properties CORRACTS, RCRA-TSDF, HIST LUST among others that present a risk.
- The State College, PA Hauling facility has neighboring sites listed in the NPL, CERC-NFRAP among others that present a risk.
- The Germantown, WI Transfer Station facility has potential migrating groundwater contamination.

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The Hartland, WI hauling facility has potential migrating groundwater contamination.
The Horicon, WI hauling facility has a NPL neighboring site with possible migrating groundwater contamination.
The Sturgeon Bay, WI has contaminated neighboring sites with risk of migration.
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4 SUMMARY

Cornerstone has prepared separately, Due Diligence Evaluations for the active landfill assets owned by Veolia. This report considers the non-landfill assets.

The findings from the screening review presented in this report identify facilities with known environmental liabilities and/or additional follow up work or expenditures that need to be completed to bring the facility into compliance. These include:

- Jersey City, NJ Transfer Station
- Former Groveland, FL Transfer Station

In addition, there are a number of sites that were identified in the screening process that will need further review to determine if the identified issue has been resolved satisfactorily (e.g. Dakota auditor findings and recommendations). Additional information requests have been made to obtain more information and these requests are pending as presented above.

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In addition, some findings only report the potential for environmental liability (e.g. EDR listings of neighboring contaminated sites) that may or may not need further review. There are a number of open data requests and additional pending requests for the facilities identified in this section that should provide insight into the status of the various findings.

As additional information is provided or otherwise made available, Cornerstone will review that information to determine if any additional facilities appear to represent material environmental liabilities.

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LIMITATIONS

The work product included in the attached was undertaken in full conformity with generally accepted professional consulting principles and practices and to the fullest extent as allowed by law we expressly disclaim all warranties, express or implied, including warranties of merchantability or fitness for a particular purpose. The work product was completed in full conformity with the contract with our client and this document is solely for the use and reliance of our client (unless previously agreed upon that a third party could rely on the work product) and any reliance on this work product by an unapproved outside party is at such party's risk.

The work product herein (including opinions, conclusions, suggestions, etc.) was prepared based on the situations and circumstances as found at the time, location, scope and goal of our performance and thus should be relied upon and used by our client recognizing these considerations and limitations. Cornerstone shall not be liable for the consequences of any change in environmental standards, practices, or regulations following the completion of our work and there is no warrant to the veracity of information provided by third parties, or the partial utilization of this work product.

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Exhibit 3.11-2(ii)

DUE DILIGENCE REVIEW FOR

VEOLIA ES SOLID WASTE ACTIVE LANDFILL ASSETS

NORTH CENTRAL UNITED STATES

WISCONSIN AND MINNESOTA

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Prepared for

Star Atlantic Waste Holdings, L.P.
New York

June 2012

Prepared by

CORNERSTONE
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HHNT
HODGES, HARBIN, NEWBERRY & TRIBBLE, INC.
Consulting Engineers

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Rev. 0, 6/25/12 Project 120347.003 TABLE OF CONTENTS
1 INTRODUCTION VI 1.1 PURPOSE AND SCOPE VI 1.2 KEY FINDINGS AND ISSUES VII
2 CRANBERRY CREEK LANDFILL 2-1 2.1 GENERAL SITE DESCRIPTION 2-1 2.2 KEY DOCUMENTS REVIEWED 2-1
2.3 PERMITS 2-3 2.3.1 Existing 2-3 2.3.2 Facility Operating Permit 2-3 2.3.3 Pending / Future / Expansion 2-4
2.4 AREA, AIRSPACE, AND SOIL BALANCE 2-4 2.4.1 Area 2-4 2.4.2 Permitted Airspace 2-4
2.4.3 Remaining Permitted / Constructed Airspace 2-4 2.4.4 Remaining Site Life 2-5 2.4.5 Soil Balance 2-5
2.4.6 Baseliner System 2-5 2.4.7 Final Cover System 2-5 2.5 GAS SYSTEM / GAS TO ENERGY 2-6
2.6 ENVIRONMENTAL MONITORING 2-6 2.6.1 Hydrogeology and Groundwater 2-6 2.6.1.1 Groundwater 2-6
2.6.2 Landfill Gas Probes 2-7 2.6.3 Surface Water 2-7 2.6.4 Leachate 2-7
2.6.5 Air and Landfill Gas 2-8 2.7 COMPLIANCE HISTORY 2-8 2.8 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 2-8
2.9 SITE VISIT AND INTERVIEW 2-10 2.10 REGULATORY INTERVIEW 2-10 2.11 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 2-10
3 EMERALD PARK LANDFILL 3-1 3.1 GENERAL SITE DESCRIPTION 3-1 3.2 KEY DOCUMENTS REVIEWED 3-1
3.3 PERMITS 3-2 3.3.1 Existing 3-2 3.3.2 Facility Operating Permit 3-3 3.3.3 Pending / Future / Expansion 3-3
3.4 AIRSPACE AND SOIL BALANCE 3-4 3.4.1 Area 3-4 3.4.2 Permitted Airspace 3-4
3.4.3 Remaining Permitted / Constructed Airspace 3-4 3.4.4 Remaining Site Life 3-4
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3.4.5 Soil Balance 3-5 3.5 LINER AND COVER SYSTEM 3-5 3.5.1 Baseliner System 3-5
3.5.2 Final Cover System 3-5 3.6 GAS SYSTEM / GAS TO ENERGY 3-6 3.7 ENVIRONMENTAL MONITORING 3-6
3.7.1 Hydrogeology and Groundwater 3-6 3.7.1.1 Groundwater 3-6 3.7.2 Landfill Gas Probes 3-7
3.7.3 Storm water 3-7 3.7.4 Surface Water 3-8 3.7.5 Leachate 3-8 3.7.6 Air and Landfill Gas 3-8
3.8 COMPLIANCE HISTORY 3-9 3.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 3-9
3.10 SITE VISIT AND INTERVIEW 3-10 3.11 REGULATORY INTERVIEW 3-10
3.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 3-11 4 GLACIER RIDGE LANDFILL 4-1
4.1 GENERAL SITE DESCRIPTION 4-1 4.2 KEY DOCUMENTS REVIEWED 4-1
4.3 EXISTING SUPERFUND SITE DESCRIPTION 4-3 4.4 PERMITS 4-5 4.4.1 Existing 4-5
4.4.2 Facility Operating Permit 4-5 4.4.3 Air Pollution Control Permit 4-6 4.4.4 Pending / Future / Expansion 4-6
4.5 AREA, AIRSPACE, AND SOIL BALANCE 4-8 4.5.1 Area 4-8 4.5.2 Permitted Airspace 4-8
4.5.3 Remaining Permitted / Constructed Airspace 4-8 4.5.4 Remaining Site Life 4-8 4.5.5 Soil Balance 4-9
4.6 LINER AND COVER SYSTEM 4-9 4.6.1 Baseliner System 4-9 4.6.2 Final Cover System 4-9
4.7 GAS SYSTEM / GAS TO ENERGY 4-9 4.8 ENVIRONMENTAL MONITORING 4-10
4.8.1 Hydrogeology and Groundwater 4-10 4.8.1.1 Groundwater Wells 4-10 4.8.1.2 Groundwater Control Trench 4-11
4.8.1.3 Gradient Control Lift Station 4-11 4.8.2 Landfill Gas Probes 4-11 4.8.3 Surface Water 4-11
4.8.4 Leachate 4-11 4.8.5 Air and Landfill Gas 4-12 4.9 COMPLIANCE HISTORY 4-12
4.9.1 Overall Facility Compliance 4-12 4.9.2 Title V Permit Compliance 4-12 4.9.3 Landfill Gas and Reclamation Site 4-13
4.10 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 4-13
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4.10.1 Other Capital Expenditures 4-14
4.10.2 Post-Closure 4-14
4.11 SITE VISIT AND INTERVIEW 4-14 4.12 REGULATORY INTERVIEW 4-14
4.13 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 4-14 5 HICKORY MEADOWS LANDFILL 5-1
5.1 GENERAL SITE DESCRIPTION 5-1 5.2 KEY DOCUMENTS REVIEWED 5-1
5.3 PERMITS 5-3 5.3.1 Existing 5-3 5.3.2 Facility Operating Permit 5-3 5.3.3 Pending / Future / Expansion 5-3
5.4 AREA, AIRSPACE, AND SOIL BALANCE 5-4 5.4.1 Area 5-4 5.4.2 Permitted Airspace 5-4
5.4.3 Remaining Permitted / Constructed Airspace 5-4 5.4.4 Remaining Site Life 5-4 5.4.5 Soil Balance 5-5
5.4.6 Baseliner System 5-5 5.4.7 Final Cover System 5-5 5.5 GAS SYSTEM / GAS TO ENERGY 5-5
5.6 ENVIRONMENTAL MONITORING 5-6 5.6.1 Hydrogeology and Groundwater 5-6 5.6.1.1 Groundwater 5-6
5.6.2 Landfill Gas Probes 5-6 5.6.3 Surface Water 5-6 5.6.4 Leachate 5-7
5.6.5 Air and Landfill Gas 5-7 5.7 COMPLIANCE HISTORY 5-8 5.8 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 5-8
5.8.1.1 Cell Development 5-8 5.8.1.2 Closure 5-9 5.8.1.3 Landfill Gas System 5-9 5.8.1.4 Other Capital Expenditures 5-9
5.8.1.5 Post-Closure 5-10 5.9 SITE VISIT AND INTERVIEW 5-10 5.10 REGULATORY INTERVIEW 5-10
5.11 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 5-10 6 MALLARD RIDGE LANDFILL 6-1
6.1 GENERAL SITE DESCRIPTION 6-1 6.2 KEY DOCUMENTS REVIEWED 6-1 6.3 PERMITS 6-3
6.3.1 Existing 6-3 6.3.2 Facility Operating Permit 6-3 6.3.3 Air Permits 6-3
6.3.4 Storage Tanks 6-5 6.3.5 Pending / Future / Expansion 6-5 6.4 AREA, AIRSPACE AND SOIL BALANCE 6-5
6.4.1 Area 6-5 6.4.2 Permitted Airspace 6-5
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Environmental Group, LLC
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HODGES, HARBIN, NEWBERRY & TRIBBLE, INC.
Consulting Engineers

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6.4.3 Remaining Permitted/Constructed Airspace 6-6 6.4.4 Remaining Site Life 6-6
6.4.5 Soil Balance 6-6 6.5 LINER AND COVER SYSTEM 6-7
6.5.1 Closed Site 6-7 6.5.1.1 Greidanus Landfill 6-7 6.5.1.2 Mallard Ridge Landfill 6-7 6.5.2 Active Site 6-7
6.5.2.1 Baseliner System 6-7 6.5.2.2 Final Cover System 6-7 6.6 GAS SYSTEM / GAS-TO-ENERGY 6-8
6.7 ENVIRONMENTAL MONITORING 6-8 6.7.1 Groundwater 6-8 6.7.2 Landfill Gas Probes 6-9
6.7.3 Stormwater 6-10 6.7.4 Surface Water 6-10 6.7.5 Leachate 6-10
6.7.6 Air and Landfill Gas 6-11 6.8 COMPLIANCE HISTORY 6-11 6.8.1 Notices of Violation 6-11
6.8.2 Groundwater Issues 6-12 6.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 6-12
6.9.1 Cell Development Closure and Post-Closure Cost Notes 6-13 6.9.2 Other Capital Expenditures 6-13
6.9.3 Post-Closure 6-13 6.10 SITE VISIT AND INTERVIEW 6-14 6.11 REGULATORY INTERVIEW 6-14
6.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 6-14 6.12.1 Contaminated Soil Processing Facility 6-14
6.12.2 On-site Soil Availability 6-14 6.12.3 VOC Plume 6-14
7 ROLLING HILLS LANDFILL 7-1 7.1 GENERAL SITE DESCRIPTION 7-1 7.2 KEY DOCUMENTS REVIEWED 7-1
7.3 PERMITS 7-2 7.3.1 Existing 7-2 7.3.2 Pending / Future / Expansion 7-3
7.4 AREA, AIRSPACE AND SOIL BALANCE 7-4 7.4.1 Area 7-4 7.4.2 Permitted Airspace 7-4
7.4.3 Remaining Permitted / Constructed Airspace 7-4 7.4.4 Remaining Site Life 7-4 7.4.5 Soil Balance 7-4
7.5 LINER AND COVER SYSTEM 7-4 7.5.1 Baseliner System 7-5 7.5.2 Final Cover System 7-5
7.6 GAS SYSTEM / GAS TO ENERGY 7-5 7.7 ENVIRONMENTAL MONITORING 7-5
7.7.1 Hydrogeology and Groundwater 7-5 7.7.2 Storm water 7-6
7.7.3 Surface Water 7-6
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7.7.4 Leachate 7-7 7.7.5 Landfill Gas Probes 7-7 7.7.6 Air and Landfill Gas 7-8
7.8 COMPLIANCE HISTORY 7-8 7.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 7-9
7.9.1 Post Closure Costs 7-10 7.9.2 Other Costs 7-10 7.10 SITE VISIT AND INTERVIEW 7-10
7.11 REGULATORY INTERVIEW 7-11 7.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 7-11
8 SEVEN MILE CREEK LANDFILL 8-1 8.1 GENERAL SITE DESCRIPTION 8-1 8.2 KEY DOCUMENTS REVIEWED 8-1
8.3 PERMITS 8-2 8.3.1 Existing 8-2 8.3.2 Pending / Future / Expansion 8-3
8.4 AIRSPACE AND SOIL BALANCE 8-3 8.5 LINER AND COVER SYSTEM 8-4 8.6 GAS SYSTEM / GAS TO ENERGY 8-4
8.7 ENVIRONMENTAL MONITORING 8-5 8.7.1 Hydrogeology and Groundwater 8-5 8.7.2 Surface water 8-6
8.7.3 Leachate 8-6 8.7.4 Stormwater 8-7 8.7.5 Landfill Gas Probes 8-7
8.7.6 Air and Landfill Gas 8-7 8.8 COMPLIANCE HISTORY 8-7
8.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 8-7 8.9.1 Other Costs 8-8
8.9.2 Post Closure Costs 8-8 8.9.3 Cost estimating notes 8-9 8.10 SITE VISIT AND INTERVIEW 8-9
8.11 REGULATORY INTERVIEW 8-9 8.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 8-9
LIMITATIONS 1 APPENDICES APPENDIX A CRANBERRY CREEK LANDFILL
APPENDIX B EMERALD PARK LANDFILL APPENDIX C GLACIER RIDGE LANDFILL
APPENDIX D HICKORY MEADOWS LANDFILL APPENDIX E MALLARD RIDGE LANDFILL
APPENDIX F ROLLING HILLS LANDFILL APPENDIX G SEVEN MILE CREEK LANDFILL
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1 INTRODUCTION
1.1 Purpose and Scope
This Due Diligence Review for Veolia ES Solid Waste (Veolia) active landfills was prepared to assist Star Atlantic Waste Holdings, LP (Star Atlantic) with preparing their bid to purchase the stock of Veolia. As requested by Star Atlantic, Cornerstone Environmental Group, LLC (Cornerstone) in cooperation with Hodges, Harbin, Newberry & Tribble, Inc. (HHNT) reviewed the documentation provided by Veolia on the Merrill Datasite and anonymously accessed public records to evaluate these facilities, with a particular focus on the projected future capital costs associated with new cell construction, landfill closure and post-closure care. Cornerstone was unable to confirm whether the documentation provided by Veolia presented a comprehensive view of the subject facilities but the information appeared adequate for the intended purpose.
Although site visits, site manager interviews, and regulatory agency interviews were anticipated to be part of this evaluation, Veolia has not granted permission to do so at this time. In addition, this work has been subject to confidentiality agreements with both Star Atlantic and Veolia. Thus this evaluation was limited to review of data as described above.
The reviews of the active landfills of Veolia are included in four volumes grouped geographically as follows:
Wisconsin and Minnesota
Illinois, Indiana, Kentucky, Michigan and Missouri
Pennsylvania
Georgia, Alabama, Florida and the Bahamas
Each landfill is presented as a separate section of the respective report. In addition, each landfill has an appendix containing a general site illustration identifying key site features and a summary table summarizing Veolia’s construction projections from 2011 and 2012 along with Cornerstone’s recommendations for anticipated costs and timing of projects (which may or may not agree with those projected by Veolia).
Section 1.2 below presents key findings and issues for the landfills contained within this volume.
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CORNERSTONE
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1.2 Key Findings and Issues
Consistently, the following cost, in place waste density or airspace (disposal capacity) issues were noted at most or all applicable sites:
The methodology Veolia used for calculating airspace volumes and waste disposal rates were numerically accurate. However, the presentation of the data on a single-year basis, in general, overstated the densities achieved by compactive efforts and tends to be misleading in the projected site life. The actual waste densities achieved in any year is a combination of field compactive efforts, waste degradation and settlement.
Costs appeared to be aggressive “best case’’ scenarios and the 5% contingency and administrative costs are low compared to industry standards. As such, costs for cell construction, closure, on-going or upcoming permitting, site infrastructure, and long-term closure costs were increased between 10-20% depending on site specific features or items specifically noted in the cost estimating spreadsheets. The recommended cost changes are noted for each site and in the Appendices.
Some of the sites reviewed [ILLEGIBLE] approved [ILLEGIBLE] 5% overfill that allows for the site operator to overfill individual sections with waste to account for future settlement. While this does allow for a small amount of additional tonnage to be gained, the current owner of the sites factors this into their permitted airspace, which is not generally accepted industry practice. As such, on the sites overfilling was allowed, the permitted airspace, airspace remaining and site life were overstated. Our recommendations for the actual volumes and site life are reflected in the individual sections and Appendices.
Airspace tables from Veolia and noted within the 2012 Airspace Memos frequently accounted for airspace that was not yet fully permitted or if expansions were noted in the future, were not noted as “Best Case” volumes. Because of this, we recommend that only permitted airspace be fully accounted for in any financial models and any expansions, especially those noted as not starting the permitting process be accounted for accordingly. In this region, the current owner is aggressive in the volume requested in the permitting stage and our experience in Wisconsin is that the actual permit may be 50-100% of the initially requested volume depending upon concerns of the regulatory agencies. Part of the reason is that Wisconsin state statutes limit site life to a maximum of 15 years and it is difficult to accurately project and predict large increases in waste intake rates to justify the size of expansions that are initially requested.
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Landfill	Significant Liability Issues/Other Site Issues	Recommendations
Cranberry Creek Landfill	Two closed landfills on site monitored for groundwater contamination, one with gradient control system that controls groundwater contamination from the site. Elevated contaminants from Tork Alum Landfill or other source is unclear and may have liability concerns.	Make Star Atlantic aware.
Cranberry Creek Landfill	Overstated permitted and remaining airspace by 503,000 CY due to accounting for 5% overfill as airspace.	Reduce volume in any financial models accordingly.
Emerald Park Landfill	Developing site for gas conditioning for delivery to Jones Island WWTP. Financial implications if system does meet contractual obligations.	Star Atlantic to understand financial aspects of contract and potential benefits and liabilities.
Emerald Park Landfill	Overstates potential volume (7 million CY) of future expansion based on existing site [ILLEGIBLE] state agency requirement of 15 year maximum site life).	Note in any financial models that any future expansion may not occur in foreseeable future.
Glacier Ridge Landfill	Expansion presented and with approved Feasibility Determination requires exhumation and relocation of waste from Superfund site. The anticipated volume (1.4 million CY) of relocated waste only accounts for 100,000 CY of contaminated soil which could be much higher volume than that. In addition, waste could be classified as hazardous and result in significantly higher waste disposal fees. This may also impact groundwater investigation or remediation in the future.	Make Star Atlantic aware that if the expansion continues to be permitted and the plan implemented, there may be large liability and cost implications both in the types of waste that may be exhumed and relocated and in soil contamination. Additionally, a PRP group is involved that complicates this issue further.
Glacier Ridge Landfill	Shallow groundwater remediation system, O&M costs are not noted.	Confirm if these costs are accounted for in some operating budget.
Glacier Ridge Landfill	Veolia overstated approved waste airspace in some reports by capturing expansion volume (3.4M CY) that is not yet approved.	Make Star Atlantic aware of actual approved permitted grades and that non-permitted volumes may be in some Veolia provided information.
Hickory Meadows Landfill	Overstated permitted airspace that is not yet approved from expansion by 11 million cubic yards in some reports. As a result, permitted site	Make Star Atlantic aware that some Veolia provided information may contain non-

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Environmental Group, LLC
HHNT
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	life and airspace is greatly reduced until the expansion is approved. Current remaining permitted capacity is 1.18M CY. Expects to receive final permit approval in 3rd Quarter 2012.	permitted airspace.
Hickory Meadows Landfill	The facility maintains a host community agreement with the Town of Chilton and Calumet County, which includes a maximum disposal rate of 609,000 tons per year, with a 25% per ton surcharge for accepted waste over that amount. The agreement includes a payment to the Town of Chilton of $2.20/ton, indexed annually to the Consumer Price Index, and a $0.50/ton fee for out-of-service area waste.	Note cost increase if disposal rates increase above cap.
Hickory Meadows Landfill	Receives waste from an environmental dredging operation that despite dewatering has high liquids percentage. These soils are PCB-contaminated sediments. If and when these operations were to cease, tonnage would likely be reduced and densities of waste would also be reduced.	Potential environmental risk from PCB sediments received as well as financial implications if acceptance this soil material is reduced or eliminated.
Mallard Ridge Landfill	A VOC plume located near the closed, unlined Greidanus Landfill. Monitoring well W-2R located at the base of the landfill has seen Trichloroethene (TCE) values exceeding the PAL standards since the late 1990’s with the peak value occurring as early as 1989. The monitored value has begun a steady increase over the last 5-6 years. Additionally, wells W-54R and W-61R are still seeing a PAL standard exceedence for Tetrachloroethene (PCE) even after a gradual decrease over time and a more recent stabilization of monitored values. Based on the monitoring results of nearby wells, it has been determined that the plume has not migrated beyond the previously defined lateral extent.	Determine if remedial action will be necessary in the future.
Mallard Ridge Landfill	Clay needs to be hauled to the site for future landfill cell construction; Veolia did not have an accurate estimate of these costs at this time since they only recently acquired this site.	Soil material costs may need to be modified to account for actual conditions.
Rolling Hills Landfill	Has 28 acre non-lined closed landfill that historically operated as MSW facility. VOCs detected in groundwater hypothesized to be from	May require additional monitoring in the future. Potential environmental liability

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	unlined area.	from this issue.
Rolling Hills Landfill	The site is nearing capacity and will be reducing intake tonnage to extend site life. Without an approved permit for the proposed expansion, this site will likely be closing prior to accepting new waste.	Note to Star Atlantic the potential of purchasing a site nearing closure with no active site operation or approved expansion.
Rolling Hills Landfill	11M CY expansion in initial stages of permitting proposes to add MSW to waste stream, which in Minnesota has had moratoriums on new landfills of this type in the past. The volume of this expansion may be aggressive and unknown to what extent it may be approved or if MSW will be allowed.	Financial models should not account for this airspace due to initial stage of permitting and unknown if MSW will be accepted as waste stream.
Seven Mile Creek Landfill	Clay not available on-site for construction and need to haul from a borrow-site over an hour away. Costs and location for new borrow site that was mentioned were not given.	Confirm future soil balance plans.
Seven Mile Creek Landfill	Elevated leachate in liner will need to continue to be addressed to stay within permitted depth limits.	Confirm site is taking appropriate measures to remain in compliance.
Seven Mile Creek Landfill	Future expansion noted in varying reports overestimated the volume. Actual statements by outside consulting party estimate future expansion to be 3.5 to 5.0 million cubic yards.	Adjust any future airspace financial aspects accordingly. Permitting has not begun on this potential expansion.

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2 CRANBERRY CREEK LANDFILL
2.1 General Site Description
The Cranberry Creek Landfill (facility) is an active municipal solid waste landfill located at 2510 Engel Road, Wisconsin Rapids, Wisconsin 54495. The landfill footprint is 85.6 acres and is located on 1,416 acres of property. Two closed landfills are also present on the property, the Tork Landfill and the Alum Site. At these closed sites, the WDNR has only required on-going groundwater monitoring to date with no further remedial action required.
The facility accepts municipal solid waste (MSW), construction and demolition (C&D) waste, special waste and contaminated soil. The site has a permitted airspace capacity according to WDNR records of 9,735,500 cubic yards ([ILLEGIBLE], though Veolia has stated they’ve been approved for a 5% overfill that can capture additional waste tonnage due to settlement that will lower the airspace to the approved volume because of this, they’ve stated that the airspace with the overfill is 10,238,500 CY. This number is misrepresented and should not be used when evaluating the airspace volume of the site, instead using the approved capacity of 9, 735,500 CY. Based on this, all the site life calculations and airspace remaining volumes are overstated by 503,000 CY.
The historic waste intake rates over the last four years averaged 281,310 tons with a high of 321,622 tons in 2008 and a low of 243,093 tons in 2011. Based on May 2012 data provided by Veolia, the remaining airspace as of March 13, 2012 is 4,650,700 CY, which presumably utilized the overfill grades, though this could not be verified utilizing the survey and other information provided. This subsequently adjusts to an actual remaining airspace of 4,147,700 at the end of the current year. Filling rates are anticipated to remain at approximately 900 tons per day (TPD), or 257,400 tons per year. Based on life-of-landfill projected densities of 1,800 lbs/CY, the remaining permitted site life is 13.9 years from March 2012 survey date.
There are no outstanding expansion plans that have been submitted to the Wisconsin Department of Natural Resources (WDNR). Future expansions may be limited by surrounding wetlands.
2.2 Key Documents Reviewed
1. 2011 and 2012 Veolia ES Cranberry Creek Landfill Annual Airspace Memo and Calculations
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2. 2011 and 2012 Veolia ES Cranberry Creek Landfill Depletion and Long-Term Care and Closure Model
3. Landfill Evaluation Report for Veolia ES Cranberry Creek Landfill, Wisconsin Rapids, WI, prepared by Golder Associates, Inc., dated 4/20/2012
4. Veolia Landfill Profile Sheet
5. Landfill Gas Purchase Agreement By and Between Ocean Spray Cranberries, Inc. and Onyx Cranberry Creek Landfill, LLC, dated May 11, 2005
6. Veolia ES Cranberry Creek Landfill LLC Air Pollution Control Operation Permit No. 772057330-P10
7. Veolia ES Cranberry Creek Landfill LLC SW Transfer Facility - Large
(> 100 tons/day) License #4210
8. Veolia ES Cranberry Creek Landfill LLC SW Proc Contaminated Soil Treatment License #[ILLEGIBLE]
9. Veolia ES Cranberry Creek Landfill LLC SW Proc Waste Solidification License #[ILLEGIBLE]
10. Veolia ES Cranberry Creek Landfill LLC Landfill > 500,000 Cu Yd License #2967
11. 2010 Greenhouse Gas Emissions Summary report
12. 2011 Semi-Annual Data Report, prepared by Environmental Sampling Corporation, dated 6/2011
13. 2011 Air Emissions Inventory Summary Report submitted to the WDNR
Bureau of Air Management, dated 3/14/2012
14. 2010 Annual Report for Veolia ES Cranberry Creek Landfill LLC, prepared by Environmental Sampling Corporation, dated 4/2011
15. Superior Cranberry Creek Landfill Expansion Feasibility Report, prepared by BT Squared, Inc., dated February 2001
16. Superior Cranberry Creek Landfill Expansion Plan of Operation Addendum No. 3, prepared by BT Squared, Inc., dated October 2002
17. Veolia ES Cranberry Creek Landfill Ownership Interest Map, prepared by REI Engineering, Inc., dated 02/04/09
18. October 2011 Environmental Monitoring Results, prepared by Environmental Sampling Corporation, dated 12/30/2011
19. July 2011 Environmental Monitoring Results, prepared by Environmental Sampling Corporation, dated 4/24/2011
20. Veolia ES Cranberry Creek Landfill WPDES Pit/Trench Dewatering Permit# WI-0049344-2
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21. April 2011 Environmental Monitoring Results, prepared by Environmental Sampling Corporation, dated 6/30/2011
22. WDNR letter dated 11/17/2011 regarding Assessment Monitoring Reduction at the Veolia ES Cranberry Creek Landfill
23. 2010 Annual Reporting for Leachate Recirculation and RD&D Plan, prepared by BT Squared, Inc., dated 3/31/2011

2.3 Permits

2.3.1 Existing

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Type of Permit/License	Number	Issue Date	Expiration Date
Facility Operating Permit	02967	10/1/2011	9/30/2012
Solid Waste Processing-Waste Solidification	4312	10/1/2111	9/30/2012
Solid Waste Processing-Contaminated Soil Treatment	[illegible]379	10/1/[illegible]011	9/30/2012
Leachate Disposal Wisconsin Rapids WWTP	Not Available	Not Available	Not Available
Stormwater Discharge (WPDES)	WI-0049344-2	10/18/2002	Not Available
Air Quality – Title V (Landfill)	772057330-P01	10/19/2009	10/19/2014

2.3.2 Facility Operating Permit

The current facility operating permit was issued on January 29, 1998, and the expansion was approved on March 6, 2003. This permit is renewed annually. Additionally, two additional WDNR site licenses are pertinent to this site as listed in the above table. Licenses to solidify wastes and to treat contaminated soils have been issued. No record of these activities taking place on this facility were provided but were noted in the documents provided by Veolia.

The current permit includes accepting non-hazardous municipal solid waste (MSW), construction and demolition (C&D) waste, and special waste. No hazardous waste is accepted at this facility. Liquid waste is disposed on-site as part of an organics stability plan and is approved under a Research, Development, and Demonstration (RD&D) Plan. The site's permit also allows receipt of PCB contaminated sediments excavated from State of Wisconsin approved sediment remediation projects, although none of those sediments have been delivered to the site to date according to information available at this time.

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2.3.3 Pending / Future / Expansion
There are no planned expansions submitted to the WDNR. A conceptual north expansion preliminary engineering estimate has been provided in the 2012 airspace memo for an assumed 50 acre expansion that could provide 8,000,000 CY of airspace potential. If pursued, the expansion would be on property not yet owned. No evaluation of this expansion potential has been performed and should not be included in any airspace volumes associated with the site. Additionally, based on our knowledge of the site, wetlands may be an issue if the site decides to move forward with an expansion.
2.4 Area, Airspace, and Soil Balance
2.4.1 Area
The original permitted active landfill footprint incorporates is 86 acres of landfill area. The entire facility includes 1,416 acres of land.
2.4.2 Permitted Airspace
The approved permitted airspace for the Facility includes 2,[ILLEGIBLE]97,000 CY for the original landfill, and 7,138,000 CY for the approved expansion. Total permitted airspace is 9,735,500 CY. Based on information provided, Veolia reports that there is an approved 5% overfill that they have included in their total approved airspace volume and they are using an internal airspace volume of 10,238,500 CY to account for that. No WDNR documents were provided that depicted an approved 5% overfill, nor do feel this volume be used for determining airspace remaining or site life. Assuming the overfill has been approved by the WDNR, this allows the site owner to utilize that temporary additional airspace for waste tonnage with the assumption that the waste material will settle to the permitted airspace (9.7 million CY) shortly after waste placement. If it doesn’t, or settlement leaves areas above the permitted grades, the owner is required to relocate the waste prior to site closure.
2.4.3 Remaining Permitted / Constructed Airspace
The 2012 annual airspace calculations report indicates that the total permitted airspace is 10,238,500 CY, which includes the 5% overfill discussed in Section 2.4.2 above. On the survey date of March 13, 2012, the remaining airspace was listed as 4,473,577 CY which, based on the information provided and Veolia’s interpretation that uses the overfill as airspace, is actually overstated by 503,000 CY. The actual remaining airspace should be assumed to be 3,970,577 CY.
The remaining constructed airspace includes 331,077 CY of constructed airspace, and 1,250,000 CY of airspace being constructed in 2012.
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2.4.4 Remaining Site Life
The 2012 annual airspace calculations report a remaining site life of 15.6 years (from March 2012 survey date), which is based upon a predicted waste acceptance rate of 900 tons per day, 286 filling days per year, and a projected waste density of 1,800 pounds per CY and permitted airspace that accounts for the 5% overfill. Adjusting out the overfill volume leaves 13.9 years of remaining airspace for the site from the March 2012 survey date.
The actual calculated in-place density for waste placed during 2011 was 2,600 pounds per CY. Actual waste acceptance rate was 804 tons per day. The elevated in-place density was explained by several factors including significant waste settlement in the filling area, the addition of a new compactor, and leachate recirculation. Going forward, the 1,800 pounds per CY is a reasonable projection of in-place density.
2.4.5 Soil Balance
Liner quality clay soils are stockpiled at the facility and additional clay soils are available at the approved Reber Site borrow area in [ILLEGIBLE} County located an estimated 20 miles from the landfill. A geocomposite clay liner (GCL) has been approved as an alternative and incorporated into the final cover design. This Alternate Cover is planned on being installed in Phases 2 through 5. Off-site industrial waste is available for the lower barrier layer and on-site soils are available for the upper barrier layer.
2.4.6 Baseliner System
The permitted baseliner system for the facility includes (from top to bottom):
12-inch Granular Drainage Layer
16 oz. Geotextile
60-mil HDPE Geomembrane (textured on 3H:1V slopes)
48-inch Compacted Clay Liner
2.4.7 Final Cover System
The permitted final cover system for the facility includes (from top to bottom):
6-inch Topsoil Layer
18-inch Rooting Zone
12-inch Drainage Layer
40-mil Textured LLDPE Geomembrane
24-inch Select Clay
6-inch Grading Layer
An alternate final cover system is planned to be installed on Phases 2 through 5. That cover includes (from top to bottom):
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Environmental Group, LLC
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6-inch topsoil layer
30-inch Rooting Zone
Geocomposite Drainage Layer
40-mil Textured LLDPE Geomembrane
Geocomposite Liner (GCL)
12-inch Upper Barrier Layer
12-inch Lower Barrier Layer
2.5 Gas System / Gas to Energy
The facility has installed a gas collection and control system within closed landfill Phases. In addition, a gas collection system is installed in the closed Tork landfill and the collected gas is mixed with the VCCL LFG. The collection systems are connected to one flare/blower station. In 2010, combined LFG volume varied between 1,104 SCFM and 1,833 SCFM. A maximum of 2,000 SCFM of combined gas is planned for at the facility. VCCL has 18 operating gas wells and 12 horizontal gas extraction trenches. There are minimal include one planned improvements to the existing [ILLEGIBLE] system in 2012. These include one additional [ILLEGIBLE] and [ILLEGIBLE] feet of piping.
In May of 2005, Onyx Cranberry Creek Landfill, LLC entered into a contract to sell LFG to Ocean Spray Cranberry, Inc. A 10 year LFG Purchase Agreement is in place with automatic 1 year renewals thereafter. After the first 10 years, either party can cancel the contract with a 180 day notification to the other party. The Ocean Spray facility will utilize approximately 50% of the LFG currently collected at VCCL. Ocean Spray recently completed an expansion and the purchased LFG quantity may increase. The remaining gas will continue to be flared on site.
2.6 Environmental Monitoring
The facility utilizes the Dakota Auditor Software to manage the facility’s environmental compliance program. Based on the 2012 report by Golder, four red flags were identified in 2011 and two of those have been rectified as of October, 2011. No data on unrectified red flags was presented.
2.6.1 Hydrogeology and Groundwater
2.6.1.1 Groundwater
Groundwater flow at the site is generally to the south-southeast. The groundwater monitoring network at the facility consists of 32 monitoring wells, which are sampled semiannually by Environmental Sampling Corporation. Analytical testing of the samples is performed by Siemens Water Technology Corporation. The April, 2011 groundwater monitoring summary indicated limited exceedances of the Wisconsin Administrative Code, NR 140 groundwater parameters. The NR 140 well specific standard exceedances
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Environmental Group, LLC
HHNT
HODGES, HARBIN,
NEWBERRY & TRIBBLE, INC.
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are primarily related to the change in groundwater elevation as a result of the VCCL gradient control system, natural conditions, or are the result of near surface infiltration of runoff from final cover soils. One VOC exceedance of vinyl chloride concentration in a gradient control well was reported and will be reevaluated in the next sampling round. No other VOC’s were reported of concern.
The Tork and Alum Landfills are closed landfills located on the subject property. Groundwater contamination exceeding the State standards is located at select locations around the closed landfills. A gradient control system is in place around the Tork Landfill to limit groundwater contamination. The documented groundwater contamination from the closed Tork and Alum Landfills is contained and not migrating onto adjacent properties.
2.6.2 Landfill Gas Probes
The facility has six perimeter gas monitoring probes which have not had any exceedances. The gas monitoring probes are monitored quarterly.
2.6.3 Surface Water
The facility has four gradient control underdrain system discharges that the facility maintains a Wisconsin Pollution Discharge Elimination System, (WPDES) for. WPDES permit No. WI-0049344-2 was issued on October 18, 2002. The only past reported exceedances of monitored parameters have been related to elevated total suspended solids (TSS) levels. The elevated levels were related to abnormally high rainfall events. No issues have been identified that would preclude the permit from being renewed.
Analytical data available from 2011 sampling indicate that there were no exceedances of surface water parameters.
2.6.4 Leachate
Leachate is pumped directly to the City of Wisconsin Rapids Waste Water Treatment Plant (WWTP) sanitary sewer. In 2010, a total of 3,955,200 gallons of leachate were extracted, and 1,727,000 of that total were recirculated. The site also imports liquids for recirculation and that accounted for 207,500 gallons of the total recirculated amount. Costs for leachate treatment is estimated at $0.035 per gallon.
Leachate headwells are monitored quarterly. For headwells in cells constructed after July 1, 1996, leachate heads must be maintained at 12” or less and the reported data indicated that the site complies. Cells constructed prior to July 1, 1996, are not subject to the 12’’ or less requirement, and monitoring indicated that average leachate head was less than 12” in those areas.
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Environmental Group, LLC
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Wastewater discharges from the facility (leachate) are combined with leachate from the closed Tork Landfill. The combined leachate volume and analytical sampling is reported monthly. Leachate recirculation was approved in October, 2008 for Phase 4 and 5.

2.6.5 Air and Landfill Gas

Veolia is permitted to operate Veolia ES Cranberry Creek Landfill (VCCL) under Air Pollution Control Operation Permit (Title V Permit) 772057330-P10. The Title V Permit allows Veolia to operate a pedestal flare, a municipal solid waste (MSW) landfill, and various insignificant sources. Cornerstone has reviewed the permit conditions of the Title V Permit and the Title V Permit contains the standard permit conditions for MSW landfills.

VCCL is a major source under part 70 since it has the potential to emit at least 100 tons per year for carbon monoxide; therefore required to have a Title V Permit. The facility is a minor source with regards to New Source Review and Prevention of Significant Detection since criteria pollutant emissions are less than 250 tons per year. VCCL is subject to New Source Performance Standards (NSPS) since the design capacity is greater than 2.5 million megagrams, but not required to have a gas collection and control system installed because the non-methane organic compounds (NMOCs) emissions are less than 50 megagrams per year.

DRAFT

The Title V Permit requires Veolia to monitor the operations from the emission units. These requirements include monthly monitoring of the gas collection system, continuous monitoring of landfill gas flow to the pedestal flare, and annual monitoring of surface emissions. Cornerstone reviewed the 2011 Annual and Semi-Annual Reports and these reports indicate the facility has been operated and monitored in accordance with the permit conditions in the Title V Permit with two exceptions. Veolia was noncompliant with permit condition I.A.1.b.(3) by disconnecting several horizontal gas wells in a closed area with waste that is two (2) years or more old. Also, Veolia was intermittently compliant with permit conditions I.A.1.c.(2)(e), (f), and (g) by not monitoring one well for a period of time required to extend the well.

2.7 Compliance History

Based upon Cornerstone's review, the WDNR has not issued a Notice of Violation (NOV) to VCCL. Compliance was also confirmed by audits that the WDNR completed in 2010 and 2011. Letters from the WDNR state VCCL was in full compliance with the permit conditions of the Title V Permit.

2.8 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix A is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those

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expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In most cases, we believe the cost estimates are too aggressive to be considered reliable and in these cases we have recommended alternative costs for modeling purposes.
The costs built into their model reflect most major items of construction. The administration and contingency of 5% built into the model are intended cover miscellaneous expenses or changes to the construction. It is our opinion that these numbers are generally “best case” scenario, and do not encompass typical cost overruns, changes in fuel or material prices, and general change orders that would be expected in most construction projects. Additionally, things like consulting assistance, permitting, and miscellaneous “soft costs” are not called out within these models. In view of this, and as shown in the Appendix A summary, it is recommended that cost expectations for liner and cover construction should be increased by 10% over the construction costs provided by Veolia.
2.8.1.1 Cell Development
Based on the 2012 Annual Airspace Summary memo, new phase construction is scheduled to occur in as follows:
2017: Cell 5A West, 7.8 acres
2022/2024: Cell 5B, 9.9 acres
2.8.1.2 Closure
A minimum of four phases (5, 6, 7 and 8) of the facility remain to be closed after 2012. These are proposed as:
2018: Phase 5, 14.9 acres
2022: Phase 5, 14.1 acres
2028: Phase 7 and 8, 26.6 acres
2.8.1.3 Other Capital Expenditures
In the 2012 airspace memo, the facility has estimated the cost other capital expenditures at approximately $125,000 for temporary roads and landscaping. Without any details on what this entails, no changes will be made to this number.
2.8.1.4 Post-Closure
The post-closure period for the facility is 40 years and the total post-closure monitoring costs have been estimated at $5.877 million, or $146,920 per year. While the methodology is acceptable for state agency approval and bonding purposes, things like
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snow plowing, general consulting, permitting and administrative costs appear underrepresented. We believe a 15% additional contingency factor on post-closure costs estimated by Veolia is appropriate. There is potential for post-closure care to some degree in perpetuity and likely some financial obligation contained therein. To what degree is unknown at this time but should be considered as part of the long-term cost factors. If the expansion is permitted, long-term care costs will be increased as well.

2.9 Site Visit and Interview

Not permitted by seller.

2.10 Regulatory Interview

Not permitted by seller.

2.11 Other Significant Items that are Unique to the site

- The site contains two closed landfills that are currently being monitored for groundwater contamination and one has a gradient control system around the site, though to date, no additional follow up action has been required.

- The permitted and remaining airspace at the site appears overstated by 503,000 CY compared to generally accepted practice.

DRAFT

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3 EMERALD PARK LANDFILL
3.1 General Site Description
The Emerald Park Landfill (facility) is an active municipal solid waste (MSW) landfill located in Muskego, Wisconsin serving an area with a population of approximately 2.6 million along with several other private landfills in the greater Milwaukee area. The existing landfill is operated under a Wisconsin Department of Natural Resources (WDNR) Solid Waste Permit #3290. The facility was originally acquired and permitted in November 1994 by Superior. Superior has since changed their named to Onyx and eventually, Veolia. The physical address of the facility is:
10629 South 124th Street
Muskego, WI 53150.
With the recently approved Southwest Expansion (2011), the total licensed disposal area is currently 121.6 acres (82.9 existing acres plus the expansion of 38.7 acres). The permitted landfill area sits on approximately 630 acres of land owned by Veolia. After WDNR approval of the 2011 Plan of Operation for the Southwest Expansion, the permitted airspace of the landfill increased from 13,191,360 CY to 21,137,160 CY. The site accepts municipal solid waste (MSW), construction and demolition waste, non-hazardous industrial special waste, and contaminated soil and has approximately 10,915,500 CY of airspace remaining as of March 18, 2012.
The annual waste intake at Emerald Park Landfill ranged from a low of 418,217 tons in 2009 to a high of 850,144 tons in 2004.
3.2 Key Documents Reviewed
I. Veolia Landfill Profile Sheet
2. Veolia ES Emerald Park Landfill, LLC Solid Waste Permit #3290, Issued 10/01/2011
3. Veolia ES Emerald Park Landfill, LLC, Southwestern Horizontal Expansion
Feasibility Report Dated January 2009
4. Veolia ES Emerald Park Landfill, LLC, Southwestern Expansion Plan of
Operation Report Dated 06/09/2011
5. Veolia ES Emerald Park Landfill, LLC, Food Material Compost Pilot
project Extension, Lisense No. 4114 Dated June 17, 2011
6. Veolia ES Emerald Park Landfill, LLC, Wastewater Discharge Permit 8.06
7. Veolia ES Emerald Park Landfill, LLC, Air Pollution Control Construction
Permit, Air pollution Control Operation Permit Revision Construction
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Permit No. 11-KLF-014, Operation Permit Revision No. 268244130-P11 Dated 03/14/2015
8. Veolia ES Emerald Park Landfill, LLC, Plan of Operation for Southwestern Horizontal Expansion Drawings Prepared January 2011
9. Veolia Annual Airspace Calculations Dated 06/14/2011
10. Veolia Annual Airspace Calculations Dated 05/09/2012
11. Landfill Evaluation report for Emerald Park Landfill, Muskego WI, Prepared by Golder Associates, Inc., Dated 04/20/2012
12. Case No. 155-99-02 Dispute Between Superior Emerald Park Landfill, LLC and Superior Emerald Park Landfill, LLC Siting Committee, Decided 09/01/1999
13. City of Muskego/Superior Emerald Park Landfill, LLC Explanation Regarding Multiple Agreements
14. 2011 Monitoring Events (Groundwater, Surface water, Private wells) (Qtr.l – Qtr. 4), Prepared by Environmental Sampling Corporation.
15. 2011 Quarterly Wastewater Discharge Sampling Reports, Prepared by Environmental Sampling Corporation.
16. 2010 Annual Title V Compliance Certification Reports, Prepared by Veolia
17. 2012 Emergency and Hazardous Chemical Inventory
18. 2012 EDR Reports.
19. 2011 Quarterly Waste Quantity Reports, Prepared by Veolia.
20. 2011 Compliance Inspection Reports, Prepared by Department of Natural Resources Staff.
3.3 Permits
3.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Solid Waste Landfill (<500,000 CY)	3290	10/1/2011	9/30/2012
SW Processing Waste Solidification	4263	10/1/2011	9/30/2012
SW Processing Contaminated Soil Treatment	3793	10/1/2012	9/30/2012
SW Yard Waste Composting (<20,000 Cu Yd)	4114	10/1/2012	9/30/2012
Wastewater Discharge Permit	8.06	2/6/2012	2/5/2017
Air Pollution Control Operation Permit Revision	268244130-P11	6/9/2011	3/14/2015

*Note: These are the primary permits related to solid waste operations. Ancillary permits related to stormwater, erosion control, tanks, or other site related features are not included as part of this table.
Veolia is permitted to operate Veolia ES Emerald Park Landfill (VSEPL) under Air Pollution Control Operation Permit (Operation Permit) 268244130-P11. The Title V
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Permit allows Veolia to operate a pedestal flare, a municipal solid waste (MSW) landfill, and various insignificant sources. Cornerstone has reviewed the permit conditions of the Title V Permit and the Title V Permit contains the standard permit conditions for MSW landfills.
The Wisconsin Department of Natural Resources (WDNR) issued Veolia an Air Pollution Control Construction Permit (Construction Permit) 12-RSG-053 on May 22, 2012. The Construction Permit allows Veolia to install a new enclosed flare and an ethylene glycol dehydration system at VSEPL.
VSEPL is a major source under part 70 since it has the potential to emit at least 100 tons per year of carbon monoxide; therefore is required to have a Title V Permit. The facility is a minor source with regards to New Source Review and Prevention of Significant Detection since criteria pollutant emissions are less than 250 tons per year. VSEPL is subject to New Source Performance Standards (NSPS) since the design capacity is greater than 2.5 million megagrams, is required to install and operate a gas collection and control system (GCCS), installed because the NMOC emissions are greater than 50 megagrams per year.
3.3.2 Facility Operating [ILLEGIBLE]
The current facility operating permit was issued on 10/1/2011 and will expire on 09/30/2012. No information on the renewal of the permit was provided.
The current permit addresses four permitted activities including composting, residential landfill, waste solidification, and contaminated soil treatment. All permits will expire on September 30, 2012. According to a WDNR letter dated 6/17/2011, the Food Material Compost Pilot project was extended for up to a year under License No. 4114.
3.3.3 Pending / Future / Expansion
Title V Permit 268244130-P11 expires on March 14, 2015. Wisconsin regulations require a renewal application be submitted at least six (6) months but no more than 18 months prior to the expiration date. Therefore, a renewal application is due by no later than September 24, 2014.
The Construction Permit gives Veolia 18 months from the issuance date, May 22, 2012, to install the enclosed flare and ethylene glycol dehydration system and to perform the required compliance tests. After this period, the Title V Permit should be revised to incorporate the permit conditions cited in the Construction Permit.
The site originally tried to permit a much larger airspace than what was approved in the 2011 Plan of Operation, and WDNR did not approve 7.0 million CY of additional space requested by the current owner. There did not appear to be major flaws in the expansion
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request itself; however, the WDNR had just approved the Plan of Operation for a 7.9 million CY expansion at the site. In the 2012 Airspace memo, Veolia noted that this airspace would be captured in a future expansion request. The need for an additional 7.0 million CY would have to be justified in order to be approved at a later time. Additionally, the State of Wisconsin statutes limit landfill permits for new facilities and expansions to a maximum of 15 years of site life. At current fill rates according to Veolia documents, Emerald Park Landfill permitted area already has 26.7 years of remaining capacity. While this site life could change if other nearby facilities close or waste volumes increase due to other factors, it appears that this expansion will need to be resubmitted at a future date and should not be factored or considered into any airspace calculations except as a potential option in the future.
3.4 Airspace and Soil Balance
3.4.1 Area
The facility property consists of 492.5 acres, of which 119.7 acres is listed as the permitted facility according to the facility’s [ILLEGIBLE] Solid Waste Permit (#3290), issued by the Wisconsin Department of Natural Resources.
3.4.2 Permitted Airspace
The permitted airspace for the facility includes 13,191,360 CY for the existing landfill, and 7,945,800 CY for the recently approved Southwestern Expansion. Total permitted airspace is 21,137,160 CY. This is consistent between the 2011 Southwestern Expansion Plan of Operation report and 2012 Landfill Profile Sheet compiled by Golder Associates.
3.4.3 Remaining Permitted / Constructed Airspace
As of March 18, 2012, the permitted airspace remaining amounts to 10,915,500 CY. The remaining constructed air space as of March 18, 2012 is 610,000 CY. Of the remaining permitted airspace, 9,614,000 CY have yet to be constructed between cell 7NB, 7S, 7W, and 8. Construction for the remaining cells is planned for completion between 2013 and 2024.
3.4.4 Remaining Site Life
The 2012 annual airspace calculations report a remaining site life of 26.7 years, which is based upon a predicted waste acceptance rate of 1644 tons per day, 286 filling days per year, and a projected waste density of 2,300 lb/CY (PCY). Based on site densities from the annual surveys of 2,248 PCY, the projected density seems reasonable but does not take into account the potential closure of other landfills in the area. At current fill rates Emerald Park Landfill has 26.7 years of capacity; however, this could change if other nearby facilities close or waste volumes increase due to other factors.
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Golder Associates considered a projected filling rate of 1700 tons/day (TPD) higher than the Veolia estimate, a waste density of 2,300 PCY, and 10,965,773 CY remaining volume as of January 2012. Using these values, Golder determined the site life to be 23.7 years less than that given by the 2012 Veolia Annual Airspace memo. The site life is important for expansion permitting in that state statutes do not allow the WDNR to permit facilities with an expected life of more than 15 years based on projected filling rates.
3.4.5 Soil Balance
Historical information indicates that the on-site soil is suitable to be used as clay liner and final cover material and the volume of available soil for these purposes is well in excess of volumes needed. Soil excavated for the development of cells has been stockpiled onsite for use in future capping projects, and has been hauled off site for other uses. Sand costs used to estimate construction capital provided by Veolia are comparatively high, most likely due to scarcity of this resource near the site. Costs are appropriately accounted for in the estimating tables.
No soil information was provided outside of the stockpiling plan for the Southwestern expansion Plan of [ILLEGIBLE] this report and previous experience in this area of Wisconsin, excess soil from cell construction excavation may need to be dealt with.
Emerald Park Landfill utilizes contaminated soils (both direct and bioremediated), auto shredder fluff, concrete debris, foundry sands, wastewater treatment sludges, and other alternative daily cover (ADC) material as Beneficial Reuse Material (BRMs). These BRMs are also used for long term road subbase material, waste and waste core screening berm material, and slope reclamation materials.
3.5 Liner and Cover System
3.5.1 Baseliner System
The permitted baseliner system for the facility includes (from top to bottom):
2-ft granular drainage material
12oz geotextile cushion layer
60-mil HOPE geomembrane
4-ft compacted soil liner (max. lxl0-7 cm/sec)
Geotextile
6-inch Granular Underdrain System
3.5.2 Final Cover System
The permitted final cover system for the facility includes (from top to bottom):
0.5-ft (vegetative cover layer)
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- 2.5-ft-general fill
- Geocomposite drainage layer
- 40-mil LLDPE
- 2-ft compacted clay

3.6 Gas System / Gas to Energy

Emerald Park Landfill is served by an active landfill gas (LFG) collection system consisting of headers, laterals, vertical extraction wells, leachate cleanouts, horizontal collectors, and leachate recirculation lines. The site currently has approximately 45 vertical extraction wells with several other supplemental gas collectors that collected an average of 1650 SCFM of landfill gas in 2011. According to the 2011 Southwestern Expansion Plan of Operation report, the gas extraction system will be expanded to include 112 gas extraction wells. The site has been limited in its landfill gas collection by an undersized blower that is operating at maximum capacity.

DRAFT

Recently, construction was completed on a 17-mile pipeline to route landfill gas to Milwaukee Metropolitan Sewerage District (MMSD) Jones Island Water Reclamation Facility from Emerald Park LFG for electrical generation. A landfill gas conditioning/ compression station located on the Emerald Park site is currently being constructed to process 100% of the landfill gas recovered from Emerald Park Landfill for electrical generation at Jones Island. The MMSD is the owner of the 17-mile pipeline and is responsible for the construction and operations of the pipeline. This project is operated under a 20-year agreement entered into by Veolia ES and the MMSD. The design, construction, and operation of this transmission pipeline are being regulated by the Wisconsin Public Service Commission in accordance with State and Federal regulations.

3.7 Environmental Monitoring

3.7.1 Hydrogeology and Groundwater

3.7.1.1 Groundwater

According to the January 2009 Feasibility Study, exemptions were requested regarding wetland impact and proximity to rivers and streams. Veolia proposed that while the expansion footprint would affect five wetlands, higher quality wetlands would be developed and preserved on Veolia's property adjacent to the expansion as part of a wetland bank.

The site has an exemption for the requirement of 10-foot of separation from the seasonal high water table to the bottom of the clay component of a composite liner. In place of the 10-foot separation requirement, the site has a gradient control system to intercept groundwater before it contacts the composite liner. The groundwater will then be pumped

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through a sideslope rise to the outside perimeter of the landfill where it can discharge into the surrounding wetlands.
There are approximately 41 groundwater monitoring wells and piezometers associated with the landfill facility that are monitored on a semi-annual frequency (April and October) in accordance with the Southwestern Expansion Plan of Operation dated January 2011. In addition, up to 35 off-site private wells are monitored by a local agreement on an annual basis. In 2011, only 13 private wells were monitored and no results exceeded any drinking water standards.
Groundwater quality data are evaluated in accordance with NR 140 (State Groundwater Quality Standards) and NR 500 (General Solid Waste Management Requirements). The data were compared with Preventative Action Limits (PALs), Enforcement Standards (ESs), and Alternative Concentration Limits (ACLs), where applicable. Groundwater quality parameters include chloride, sulfate, hardness, alkalinity, cadmium, lead, selenium, fluoride, sodium and VOCs. Field parameters including pH, groundwater elevation, specific conductivity and temperature are also tested.
Based on the 3rd Quarter 2011 Environmental Monitoring Submittal (ESC, October 2011), sodium, [ILLEGIBLE], chloride sulfate, and hardness all exceeded their PAL during the September 2011 sampling round. It is possible, however, that this may be a result of spatial and temporal fluctuations in groundwater quality and not related to landfill operations. ACL exceedances for sulfate were recorded and attributed to naturally occurring sulfate in the groundwater.
3.7.2 Landfill Gas Probes
Based on the 2011 Environmental Monitoring report, twelve perimeter gas monitoring probes were measured at the facility. The 2011 monitoring results were referenced in the Semi-Annual Monitoring Reports. Those results were not included in the information provided for review which was not included in the 2010 Annual Report. As exceedances of these probes were not noted in this report, it is assumed all gas probes were in compliance and had no methane exceedances.
The Southwestern Expansion Plan of Operation report Environmental Monitoring and Long Term Care Sampling Plan shows 14 landfill gas probes. The source of the discrepancy between 12 and 14 landfill gas probes could not be determined.
3.7.3 Storm water
Based on the information provided, the facility is not required to sample any storm water outfalls. Additionally, no information regarding a current General Wisconsin Pollution Discharge Elimination System (WPDES) permit was provided.
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3.7.4 Surface Water

The facility has twelve surface water sample points, including five sedimentation basins, which are monitored quarterly by Environmental Sampling Corporation. During 2010 and 2011, data was reported as consistent with historical data and there is no indication that the landfill has affected surface water quality. Surface water parameters analyzed include total suspended solids, COD, sodium, hardness, alkalinity, and potassium.

Drainage features at the landfill include channels, diversion berms, downslope discharge structures, culverts, and a sedimentation basin. According to the Southwest Expansion Plan of Operation report, there are six sedimentation basins onsite and/or planned for construction. Existing sedimentation basins will be modified to accommodate the increased service area.

3.7.5 Leachate

DRAFT

Wastewater discharges from the facility (leachate) are sampled quarterly and reported to the Milwaukee Metropolitan Sewage District (MMSD). MMSD has issued a Wastewater Discharge Permit 8.06 to Emerald Park Landfill on February 6, 2012 allowing them to discharge pretreated discharge from one outfall (Outfall 1.0) inside the monitoring shed. In order to comply with said permit, Emerald Park Landfill is required to test any discharge for a number of parameters listed on the permit including BOD, TSS, PCBs, ammonia, arsenic, copper, lead, mercury, molybdenum, nickel, HEM, zinc, and flow. Flow and volume are measured monthly. According to the Periodic Compliance Reports, all samples from 2011 were below the permit-required values. The facility averaged 20,000 gallons per day with a maximum daily flow of 41,000 gallons per day during the 2011 calendar year.

From January 2011 through December 2011, 6,268,000 gallons of leachate were discharged through Outfall 1.0. The current leachate hauling and discharge fee is estimated at $0.01/gallon.

3.7.6 Air and Landfill Gas

The Title V and Construction Permits require Veolia to monitor the operations from the emission units. These requirements include monthly monitoring of the gas collection system, continuous monitoring of landfill gas flow to the pedestal flare and to the landfill gas treatment system, and quarterly monitoring of surface emissions. Cornerstone reviewed the 2011 Annual and Semi-Annual Reports and these reports indicate the GCCS of VSEPL has been operated and monitored in accordance with the permit conditions in the Title V Permit with exception to an incident between July 2011 and January 2012 when one well was not monitored.

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3.8 Compliance History
Cornerstone reviewed a list of Notice of Violations (NOV) landfills owned and operated in Wisconsin by Veolia. Based upon this review, the WDNR has not issued any NOVs to the Emerald Park Landfill. Additionally, the facility utilizes the Dakota Auditor Software to manage the facility’s environmental compliance program. Based on the 2012 report by Golder, 22 of the 24 red flags reported in 2011 have been rectified.
A Notice of Non-Compliance was issued on 7/17/09. The site inadvertently disturbed 0.21 acres of previously farmed wetland, which was discovered by the site during field delineation activities. The facility notified the WDNR. WDNR has approved the site’s restoration plan.
3.9 Capital Expenditures and Closure / Post Closure Costs
Included as Appendix B is a comparison of recent assessments prepared by Veolia which incorporate project site development closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In most cases, we believe the cost estimates are too aggressive to be considered reliable and in these cases we have recommended alternative costs for modeling purposes.
The costs built into Veolia’s model reflect most major items of construction. The administration and contingency of 5% built into the model are intended cover miscellaneous expenses or changes to the construction. It is our opinion that these numbers are generally “best case” scenario, and do not encompass typical cost overruns, changes in fuel or material prices, and general change orders that would be expected in most construction projects. Additionally, funds for consulting assistance, permitting, and miscellaneous “soft costs’’ are not called out within these models. In view of this, and as shown in the Appendix B summary, it is recommended that cost expectations should be increased by at least 10% over the construction costs provided by Veolia.
3.9.1.1 New Cells and Closure Costs
Based on the 2012 Annual Airspace Summary memo, new phase construction is scheduled as follows:
2013, Cell 7NB, 5.2 acres
2017 and 2018, Cell 7S, 9 acres
2022, Cell 7W, 3.3 acres
2024, Cell 8, 21.4 acres
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Based on this schedule and our experiences, the final cell may be split into two phases and subsequently two mobilizations would occur. These are reflected in the recommended cost in Appendix B in addition to the 10% added to better reflect pricing as noted above.
Closure is expected to be sequenced as follows:
2017, Area 4, 16.5 acres
2021, Area 5, 38.5 acres
2027, Area 6, 25.2 acres
Based on this schedule and our experience, it is likely that at least one of the phases (most likely Area 5) would be split into two construction phases thereby resulting in an increased mobilization fee which is reflected in the recommend cost in Appendix X in addition to the 10% additional added on as noted in the narrative in this section.
3.9.1.2 Other Capital Expenditures
Other capital expenditures expected to occur are road improvements 2013 and wetland mitigation in 2018. The numbers appear to be [ILLEGIBLE] budget estimates and no details are given. Due to the unknowns associated [ILLEGIBLE] items, we’re recommending a 15% budgetary adjustment.
3.9.1.3 Post-Closure
The post-closure period for the facility is 40 years and the total post-closure monitoring costs have been estimated at $10.4 million, which equates to approximately $261,080 per year. At the end of 40 years, the owners will still have obligations for care in perpetuity. While the methodology is acceptable for state agency approval and bonding purposes, things like snow plowing, general consulting, permitting and administrative costs appear underrepresented as do general gas system maintenance costs. We believe a 15% additional contingency factor on post-closure costs estimated by Veolia is appropriate. There is potential for post-closure care to some degree in perpetuity and likely some financial obligation contained therein. To what degree is unknown at this time but should be considered as part of the long-term cost factors. If the expansion is permitted, long-term care costs will be increased as well.
3.10 Site Visit and Interview
Not permitted by seller.
3.11 Regulatory Interview
Not permitted by seller.
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Environmental Group, LLC
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3.12 Other Significant Items that are Unique to the site
The design of the facility includes a groundwater under drain/Gradient Control system.
The facility is in the final stages of construction of a project to transport landfill gas to MMSD Jones Island Water Reclamation Facility as part of a gas purchase agreement between Veolia ES and MMSD.
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4 GLACIER RIDGE LANDFILL
4.1 General Site Description
The Veolia Glacier Ridge Landfill (facility or VGRL or Glacier Ridge) is an active municipal solid waste landfill located at N7296 Highway V, Horicon, WI. There are three landfill sites located at the facility: the active Glacier Ridge Landfill which is a Subtitle D Landfill; a closed MSW landfill; and the Land and Gas Reclamation Landfill (LGRL), which is a Superfund site. The LGRL facility was opened in 1959, closed in 1986. As part of a proposed future expansion of the Glacier Ridge Landfill, the waste material that resides in the LGRL will be excavated and relocated to the active lined landfill.
The site has a total permitted airspace at the active site of 15,127,600 cubic yards. Veolia report a permitted airspace of [ILLEGIBLE] cubic yards in the [ILLEGIBLE] Airspace Memo but this higher number is misrepresented as it is be airspace not yet approved and with the potential to never be [ILLEGIBLE] in this report from the LGRL site. The WDNR has approved the Feasibility Determination in an April 17, 2012 letter that provides for an additional 3,447,600 CY to the permitted site but note that the Plan of Operations has not yet been submitted or accepted. The remaining airspace should be adjusted from the 2012 Airspace Memo to 6,762,300 CY. Based on in-place waste densities over the life of the landfill estimated to be 1,800 pounds per cubic yard (PCY), the site life should be adjusted from the Veolia 2012 Airspace memo to 14.2 years. It continues to accept MSW, construction and demolition (C&D) waste and special waste.
Total property area is over 700 acres, of which 127.3 acres is part of the solid waste disposal limits. If the proposed expansion is fully permitted, it would add an additional 34 acres of landfill footprint area.
Additional information concerning the LGRL facility is detailed in the Section 1.3 below.
4.2 Key Documents Reviewed
1. Veolia Glacier Ridge Landfill Profile Sheet, Prepared by Golder Associates, Inc., Dated 4/20/2012
2. Landfill Evaluation report for Glacier Ridge Landfill, Horicon, WI, Prepared by Golder Associates, Inc., Dated 04/20/2012
3. EPA Superfund Record of Decision: Land and Gas Reclamation Landfill Site,
Williamstown, WI, 01/13/1994. PB94-964125, EPA/ROD/R05-94/251.
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4. Wisconsin Department of Natural Resources Determination of Site Feasibility, Southeastern Horizontal and Vertical Expansion, Dated 04/17/2012.
5. 2010 Annual Report, Prepared by Environmental Sampling Corporation.
6. 2011 WPDES Discharge Monitoring Report-Gradient Control Lift Station Discharge to Outfall 1, Prepared by Environmental Sampling Corporation.
7. 2011 WPDES Discharge Monitoring Report-Trench Outfall, January 2011 - June 2011, Prepared by Environmental Sampling Corporation.
8. 2011 WPDES Discharge Monitoring Report-GW Control Trench, July 2011 - December 2011, Prepared by Environmental Sampling Corporation
9. Periodic Compliance Report, Leachate Disposal, Submitted to Waukesha WWTP, April 29, 2011, Prepared by Environmental Sampling Corporation.
10. Periodic Compliance Report, Leachate Disposal, Submitted to Waukesha WWTP, July 22, 2011, Prepared by Environmental Sampling Corporation.
11. Periodic Compliance Report, Leachate Disposal, Submitted to Waukesha WWTP, October 28, 2011, Prepared by Environmental Sampling Corporation.
12. Periodic Compliance Report, Leachate Disposal, Submitted to Waukesha WWTP, January 27, 2012, Prepared by Environmental Sampling Corporation.
13. Groundwater Monitoring Results - April 2011, Submitted to the WDNR, June 30, 2011, Prepared by [ILLEGIBLE] Squared.
14. Groundwater Monitoring Results - October 2011, Submitted to the WDNR, January 11, 2012, Prepared by SCS BT Squared.
15. 2010 Greenhouse Gas Reporting Certification, Prepared by Veolia
16. 2011 Annual Air Pollution Control Compliance Report, Prepared by Veolia
17. January-June 2011 Semi Annual Air Compliance Data Report, Prepared by Veolia
18. July-December 2011 Semi Annual Air Compliance Data Report, Prepared by Veolia
19. January-June 2011 Semi Annual Startup, Shutdown, Malfunction (SSM) Plan Report, Prepared by Veolia.
20. July-December 2011 Semi Annual Startup, Shutdown, Malfunction (SSM) Plan Report, Prepared by Veolia.
21. Plan of Operation - Solid Waste Processing Facility - Solidification of Waste Containing Free Liquids, Glacier Ridge Landfill, December 2003. Prepared by BT Squared, Inc.
22. WDNR Plan of Operation Approval for Solid Waste Processing Facility, Solidification of Waste Containing Free Liquids, February 18, 2004.
23. WDNR Plan of Operation Approval for the South Expansion, September 1, 2005
24. Glacier Ridge Landfill Negotiated Agreement with, Town of Hubbard, Town of Willamstown, and the City of Mayville, 2005.
25. Request to Convert Air Construction Permit to an Operating Permit, April 23, 2008. Prepared by Veolia.
26. Environmental Data Resources Reports
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4.3 Existing Superfund Site Description

The following text is from the United States Environmental Protection (USEPA) Agency Superfund Website (June 2012). It gives a summary of the LGRL site and the actions that were taken to remedy the site. In the text, the USEPA refers to the LGRL site as its former name: the Hechimovich Sanitary Landfill.

The Hechimovich Sanitary Landfill site is situated on 24 acres and is located in Williamstown, Wisconsin, a rural area, located approximately two miles south of Mayville. The site is a former municipal and industrial waste landfill that operated under different ownerships from about 1959 to 1986. For a period of time the site was licensed to accept hazardous waste and the site did receive liquid industrial wastes that were placed in unlined pits. Some of the types of wastes disposed in these pits included paint sludges, cutting oils, and spent organic solvents. The Wisconsin Department of Natural Resources (WDNR) required the pits to be closed in 1980.

DRAFT

The U.S. Environmental Protection Agency (EPA) detected volatile organic compounds (VOCs) in two wells downgradient of the site in 1984. During operations, the owner of the site violated the terms of the landfill's operating license by depositing solid waste in areas beyond those previously approved by WDNR. This violation was the subject of a state enforcement action in July 1987.

EPA proposed the site for inclusion on the National Priorities List (NPL) in June 1988 and finalized the site on the NPL in March 1989.

The towns nearest to the site are Mayville with 4,330 residents and Horicon with 3,585 residents. Approximately 5,000 people obtain their drinking water from private wells located within three miles of the site.

Groundwater in several monitoring wells downgradient of the site is contaminated with VOCs in excess of state groundwater quality standards. In addition, two residential water supply wells are contaminated with VOCs in excess of state drinking water criteria. On-site soil is also contaminated with VOCs. Direct contact with or ingestion of contaminated groundwater or soil may pose health threats. Local surface waters may be used by residents for recreational activities. If site-related contaminants should migrate into the surface water, residents could be exposed to them when coming into direct contact with these bodies of water. Directly north of the Hechimovich Landfill site is a wetland which could be at risk from site runoff.

Through the enforcement of an existing state court order, the PRPs installed a landfill cap and a gas collection system at the site. Because of the success of the initial actions,

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WDNR determined in a January 1994 Record of Decision (ROD) that no further source control action was necessary. EPA concurred on the ROD.
The PRPs completed studies to determine the nature and extent of groundwater contamination in 1994. WDNR selected a final remedy for the groundwater in a September 1995 ROD. The selected action was to continue with the source control actions and determine, through long-term groundwater monitoring, if those actions will remediate the groundwater contamination. Should the groundwater contamination not be remediated by the source control actions, the selected remedy will be revised through a decision amendment to require further actions.
The first five-year review for the site was completed in February 1999 and the second review was completed in June 2004. In June 2009, EPA signed the Third Five-Year Review Report for the site. The 2009 five-year review, which was prepared by WDNR, found that the remedy is protective of human health and the environment in the short-term, but identified issues that needed to be addressed.
As discussed in the 2009 five year review the understanding of site conditions dramatically changed in the [ILLEGIBLE] of 2009 [ILLEGIBLE] ongoing site investigations it seems probable that waste [ILLEGIBLE] activities at the landfill property are a source of drinking water contamination in several private drinking water wells located about 1800-4000 feet northeast of the waste boundary. Two of these wells have vinyl chloride concentrations exceeding state and federal drinking water maximum contaminant levels. In addition, one of these drinking water wells has a vinyl chloride concentration high enough to make the water unusable for any domestic purposes. This drinking water contamination lies deep within the bedrock aquifers downgradient, northeast, of the site. It is now understood that there is a deeper, previously unknown, groundwater contaminant plume leaving the landfill property to the northeast, moving through various bedrock units and impacting private drinking water wells cased 180-190 feet below the ground surface. Based on the current site conceptual model, it seems likely that the source of the bedrock contamination was a dense non-aqueous phase liquid (DNAPL) lying on top of the shale. This DNAPL is now likely dissipated and not amenable to any practical remedial measures. Because the source of the bedrock contamination cannot be addressed through an active remedial measure, future response actions at the site will involve primarily monitoring and mitigation of current and future water supply impacts. [Cornerstone Note: this statement assumes that waste will remain in place. In the proposed expansion presented in the Feasibility Report, Veolia proposed to relocate this waste. If that occurs, additional action will likely result in additional monitoring and response efforts as noted by the WDNR in Section 4.4.4 below]
As an interim public health protection measure, bottled drinking water has been provided to the two homes with contaminant levels exceeding drinking water standards. One of the homes which was a rental unit has been vacated. A permanent water supply solution for the second home will involve either a new well or treatment system on the existing well.
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This information provided by the USEPA is intended to show that while these issues may have been discussed in the Golder reports (April 2012), the extent of the issues that were addressed, namely groundwater contamination and the mitigative efforts made to nearby residents, were not fully disclosed.
4.4 Permits
4.4.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Landfill > 500,000 CY	3068	10/01/2011	09/30/2012
Solid Waste Processing Waste Solidification	4335	10/01/2011	09/30/2012
Solid Waste Processing Contaminated Soil Treatment	3792	10/01/2011	09/30/2012
Solid Waste Composting <	[ILLEGIBLE]	10/01/2011	09/30/2012
20,000 CY
Stormwater Industrial [ILLEGIBLE] Permit	S067857	Unknown	Unknown
Air Pollution Control Construction Permit	03SDD281	03/08/2005	Expired, Title V has been applied for but WDNR has not issued permit

Note: This table shows the primary solid waste or other landfill related permits that are required to be obtained for operation. Ancillary permits such as erosion control or those for operating tanks are not part of this table and may not be discussed further in this report.
4.4.2 Facility Operating Permit
The existing Landfill Permit was issued on October 1, 2011 and expires on September 30, 2012. No information concerning the renewal of the permit was provided at this time. The Glacier Ridge Landfill is currently permitted to accept municipal solid waste (MSW). The total permitted capacity of the Glacier Ridge Landfill is 15,437,600 cubic yards. In accordance with the Negotiated Local Agreement prepared in 2005, the facility may operate between the hours of 6:00 AM and 5:30 PM Monday through Friday and from 6:00 AM and 12:00 PM on Saturday. Hours may be extended to 6:00 PM on Saturday if the Saturday follows a holiday.
The facility is also permitted to process and solidify liquid wastes, accept and treat contaminated soils, and has a solid waste composting facility located on the property.
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Additional permits include a Wisconsin Pollution Discharge Elimination System (WPDES) Tier 2 Industrial Stormwater Permit, and an Air Pollution Control Construction Permit.

4.4.3 Air Pollution Control Permit

The Air Pollution Control Construction Permit allows Veolia to operate an open flare, a municipal solid waste (MSW) landfill, and various insignificant sources. Veolia is also permitted to operate a landfill gas to energy facility under the permit. The Construction Permit contains the standard permit conditions for MSW landfills.

The facility is a major source under part 70 since it has the potential to emit of at least 100 tons per year for carbon monoxide. The facility is therefore required to have a Title V Permit. The facility is a minor source with regards to New Source Review and Prevention of Significant Detection since criteria pollutant emissions are less than 250 tons per year. The facility is subject to New Source Performance Standards (NSPS) since the design capacity is greater than 2.5 million megagrams. The facility is required to install and operate a gas collection and control system (GCCS) the NMOC emissions are greater than 50 Megagrams per year. A GCCS is installed and operated as required.

DRAFT

The Wisconsin Department of Natural Resources (WDNR) issued Construction Permit 03SDD281 on March 8, 2005 for VSGRL. Veolia requested to convert the Construction Permit to a Title V Permit on April 23, 2008. The WDNR has not acted upon this request; therefore, a Title V Permit has not been issued to VSGRL. Veolia has been operating VSGRL in accordance with the permit conditions cited in the Construction Permit. Cornerstone recommends potential buyers investigate on the status of the Title V Permit for VSGRL.

4.4.4 Pending / Future / Expansion

Veolia has recently received a Feasibility Determination for an expansion of the Glacier Ridge Landfill. The proposed expansion would add approximately 4,847,600 cubic yards to the existing landfill, however approximately 1,400,000 cubic yards of the capacity will be consumed by the relocation of the LGRL facility (see below), resulting in a net airspace increase of 3,447,600 CY. The next step in receiving approval to expand the landfill involves preparing a Plan of Operation that must be approved by the WDNR. In addition it is likely that involvement of the Potentially Responsible Parties that are legally and financially liable for the remediation efforts at LGRL will also likely need to approve the excavation and relocation of waste within the LGRL Landfill.

One aspect of this project that needs to be noted is the proposed excavation and relocation of the existing LGRL facility. The proposed plan involves excavating waste in the LGRL site and placing it in the lined Glacier Ridge Landfill. The LGRL is a closed landfill that was a Superfund site, closed in 1986, and enforcement action from the

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WDNR occurred in 1987 related to hazardous waste disposal at the facility. Waste that is excavated from LGRL that is determined to be hazardous will likely require disposal off site at a hazardous waste landfill or require other treatment. In addition to the waste material in LGRL, contaminated soil beneath LGRL will be required to be removed and treated as noted in the WDNR Feasibility Conditions stated below.
Based on the Feasibility Determination, it is unknown what types of waste will be excavated from the LGRL site, and what the extent of soil contamination below the waste will be. Of special concern is the statement from the USEPA as noted above “For a period of time the site was licensed to accept hazardous waste and the site did receive liquid industrial wastes that were placed in unlined pits.” The Feasibility Determination from the WDNR has imposed the following conditions of approval related to the LGRL site:
The Plan of Operation shall detail measures for characterizing, handling, and if necessary, treating the potentially contaminated water that is generated from the construction of the [ILLEGIBLE] control system and from dewatering during the removal of unstable [ILLEGIBLE].
The Plan of Operation shall include [ILLEGIBLE] plan for excavation, processing and final use of material from the Land & Gas Reclamation Landfill.
Dust and odor control measures.
Surface water control measures.
Testing to be performed during removal of waste.
How contact water (leachate) will be handled.
Process and procedures for special waste such as suspected hazardous waste.
Asbestos control measures.
Cold weather operational issues and how they may be addressed.
Measures for identifying and segregating salvageable materials such as appliances and other significant scrap metal items.
The Plan of Operation shall include a soil sampling and removal plan for contaminated soils located below the landfill liner subbase.
The Plan of Operation shall specify how residual soil contamination left in place will be monitored to allow for separation of impacts from LGRL and the Southeast Expansion.
Based upon this information, and the unknown potential quantity of contaminated soil beneath the waste in the LGRL site, major unknowns and potential for further liability exist if this expansion moves forward. Alternatively, the site owns property to the west that may be better suited for expansion despite possible wetland issues. In both cases, it would be wise for any site purchaser to not account for any additional site airspace due to the liabilities involved with the Feasibility Approved site (3.4 7M CY) or the long-term nature of other expansion options.
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4.5 Area, Airspace, and Soil Balance
4.5.1 Area
The current landfill approved limits of waste occupy approximately 127.3 acres of land, and the proposed expansion would add approximately 34 acres of additional permitted landfill space. If the expansion is approved a total of 161.3 acres of landfill space would be permitted. The total property owned by Veolia is over 700 acres, which includes buffer property, and approximately 133.8 acres of property dedicated wetland and upland restoration.
4.5.2 Permitted Airspace
Based on the Feasibility Determination from the WDNR the total permitted airspace of the facility is 15,437,600 cubic yards. This is 310,200 cubic yards higher than the permitted airspace reported in the Golder Landfill Evaluation Report.
4.5.3 Remaining Permitted / Constructed Airspace
As of March 18, 2012, the remaining permitted airspace [ILLEGIBLE] approximately 6,762,300 cubic yards. The facility is permitted to overfill the south expansion area to a maximum level of 5% above the permitted waste grades which means that while they can capture the waste tonnage above the permitted airspace, following settlement they must still fall within the permitted airspace limitations. This overfill volume brings the total volume available for disposal to 7,210,300 cubic yards of waste prior to settlement. At closure the landfill volume will be equal to the permitted landfill volume (6,762,300 CY).
The remaining airspace that has already been constructed is equal to 1,460,480 cubic yards according to the Golder Landfill Evaluation Report
4.5.4 Remaining Site Life
According to the 2012 airspace calculations and the assumptions used by Veolia regarding waste filling and compaction rates, the landfill life remaining is 15.1 years assuming that the site is filled to the volume noted in the above section and using the actual permitted total airspace of15,127,600 CY. The site life calculations assumed an in-place waste density of 1.800 pounds per cubic yard, a daily waste intake of 1,500 tons, and waste disposal taking place 286 days per year.
If the proposed expansion of 3,447,600 cubic yards is approved, using the same waste density and tonnage assumptions above, and subtracting the volume of waste to be relocated from LGRL, the additional site life that may be gained is equal to 7.2 years. This brings the total site life up to approximately 21.4 years.
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4.5.5 Soil Balance
No information was made available concerning soil balance.
4.6 Liner and Cover System
4.6.1 Baseliner System
The permitted baseliner system for the facility includes (from top to bottom):
12-inch Granular Drainage Layer
12 oz./sy Geotextile
60-mil HDPE Geomembrane
4-foot compacted clay liner
50-foot wide gradient control system located under leachate collection trenches.
Geotextile wrap
Sand or aggregate drain
4.6.2 Final Cover System
The permitted final cover system for the facility includes one of the following two designs (from top to bottom):
6-invh Topsoil Layer
30-inch Rooting Zone Layer
Geocomposite Drainage Layer
40-mil Textured LLDPE Geomembrane
2-foot Compacted Clay Cap
6-inch Grading Layer OR
6-inch Topsoil layer
30-inch Rooting Zone Layer
Geocomposite Drainage Layer
40-mil Textured LLDPE Geomembrane
Geosynthetic Clay Liner (GCL)
2-foot Compacted Soil Barrier Layer
6-inch Grading Layer
4.7 Gas System / Gas to Energy
An active landfill gas collection and control system is installed at the facility. Gas that is collected from the facility is routed to either an open flare, or to a landfill gas to energy facility. The landfill gas to energy facility is owned and operated by Veolia and consists
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of two (2) 1 MWh Waukesha Engines, and Alliant Energy owns ten (10) 30 kW microturbines. The total generation capacity of the landfill gas to energy facility is 2.3 megawatts.

4.8 Environmental Monitoring

Environmental data related to groundwater, surface water, leachate, and landfill gas are summarized in the sections below.

4.8.1 Hydrogeology and Groundwater

4.8.1.1 Groundwater Wells

Groundwater at the facility is monitored through a network of 54 groundwater monitoring wells according to the 2005 Plan of Operations prepared by RMT. Several efforts such as the installation of a groundwater control trench have been made to separate the three non-contiguous landfills from each other. Chapter NR 140 Wisconsin Administrative Code (NR 140) groundwater exceedances were noted in the June 30, 2011 and January 11, 2012 semiannual reports at various groundwater wells. The exceedances include levels above the Preventative Action Limit (PAL) and/or Enforcement Standards (ES) for Vinyl Chloride, Specific Conductance, Alkalinity, and Hardness, 1,1-dichloroethylene, cis-1,2-dichloroethene. The VOC exceedances were attributed to the LRGL site. Reasons for conductance, alkalinity and hardness exceedances may be due to changes in hydrogeology due to construction of the landfill, earthmoving activities, and/or changes in surface water drainage, the use of calcium chloride on site haul roads, or may be due to the LRGL site.

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In addition VOCs were noted to exceed the PAL/ES established in NR 140 but were below the laboratory limit of quantification (LOQ). These VOCs were tetrachloroethylene, 1,2-dichloropropane, trichloroethylene, vinyl chloride. Because the concentrations were below the LOQ for the above mentioned compounds they were not considered exceedances.

In addition to the PAL/ES exceedances listed above, some wells had exceedances of the alternative concentration limits (ACLs) for chloride. The exceedances due to chloride were not attributed to the landfill but rather to road salt as the wells are located near County Highway V.

The WDNR Feasibility Determination also listed several monitoring wells that are not included above that have had exceedances recorded over the life of the landfill. This information is included by reference in the Feasibility Determination and may or may not constitute future issues with the facility.

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4.8.1.2 Groundwater Control Trench
A groundwater control trench was installed to separate groundwater flow between the LRGL site and the active South Expansion. The outfall of the trench was being monitored on a monthly basis for arsenic, trichloroethylene, and vinyl chloride. Beginning in July 2011 the monitoring switched to semiannually for total suspended solids, vinyl chloride and trichloroethylene. In 2011, no exceedances for any of the above listed parameters were reported.
4.8.1.3 Gradient Control Lift Station
A gradient control system is installed below the South Expansion of the facility. The water removed from the gradient control system was being monitored monthly and is now being monitored semiannually. Monthly monitored included VOCs, dissolved arsenic, and total suspended solids. As of July 2011 only total suspended solids are being required on a semiannual basis. In 2011, no VOCs were detected, total suspended solids were within permitted levels, and arsenic was detected between the limit of detection and limit of quantification. Arsenic, however is no longer a required monitoring parameter.
4.8.2 Landfill Gas Probes
Based on the 2010 Annual Report for Glacier Ridge that was prepared by Environmental Sampling Corporation, no exceedances were found at any of the facilities 11 gas probes.
4.8.3 Surface Water
The facility uses a combination of sedimentation basins and bio-filters to control and treat surface water runoff. According to the 2010 annual report, the discharge of each of the surface water control structures is monitored on a quarterly basis visually for color, odor, turbidity, floating solids, foam, oil sheen or other obvious indicators of storm water pollution. According to the 2010 annual report no abnormalities were observed during the visual inspection.
According to the Plan of Operation Approval for the Southern Expansion (Approved in 2005) the surface water within the sedimentation basins must be monitored semiannually for field conductivity, field pH, field temperature, chloride, total suspended solids, BOD5, and COD. Information concerning the monitoring of the contaminants mentioned above was not provided in the documents that were made available. However, the results are reported on the WDNR website. It was verified that the samples were collected, analyzed, and reported to the WDNR.
4.8.4 Leachate
Leachate at the facility is either recirculated or removed from the facility and transferred to a wastewater treatment plant (WWTP). In 2010, the only data available for this review,
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the volume hauled to the WWTP was 1.3M gallons and the volume recirculated was 6.3M gallons. It is unknown if this volume of leachate generation is typical or atypical, or if the recirculation rate is sustainable. The cost for transporting and disposing of leachate from this facility is $0.06 per gallon. In 2011, the WWTP where the leachate was transferred to was the Waukesha WWTP. Quarterly sampling and analysis reports were submitted to the Waukesha WWTP. In 2011, all tested parameters fell within the WWTP’s allowable limits.
Leachate is also sampled form the leachate storage tanks and analyzed for parameters specified in the Plan of Operation. The facility reports the results of the sampled leachate on the WDNR website. The results were not interpreted as part of this report, but were simply confirmed to have been completed. The information from the WWTP spot checks described above provides the required information to determine if the leachate contaminant levels are acceptable.
4.8.5 Air and Landfill Gas
The Air Construction Permit requires [ILLEGIBLE] the operations from the emission units sited in the permit. [ILLEGIBLE] monthly monitoring of the gas collection system, continuous monitoring of landfill gas flow to the open flare and to the landfill gas treatment system, and quarterly monitoring of surface emissions. Cornerstone reviewed the 2011 Annual and Semi-Annual Reports and these reports indicate the GCCS has been operated and monitored in accordance with the permit conditions in the Construction Permit.
4.9 Compliance History
4.9.1 Overall Facility Compliance
According to data provided for the period 2006 through 2011 the facility has had only one Notice of Non-Compliance which was issued on September 17, 2007. The non-compliance notice was issued by the WDNR for leachate that flowed into unlined phases of the landfill. Corrective action was taken at the time of the non-compliance notice and no sanctions were imposed. No other non-compliance notices or NOVs have been issued for the facility. Air permit compliance and the LGRL site compliance are detailed in section 4.9.3 below.
4.9.2 Title V Permit Compliance
Cornerstone reviewed a list of Notice of Violations (NOV) for seven MSW landfills owned and operated in Wisconsin by Veolia. Based upon this review, the WDNR has not issued a NOV to Veolia for the facility. Compliance was also confirmed by an audit performed by the WDNR in 2011. A compliance report from the WDNR states the facility was in full compliance with the permit conditions of the Construction Permit.
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4.9.3 Landfill Gas and Reclamation Site

The LGRL site history is discussed in Section 4.3.

4.10 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix C is a comparison of recent assessments prepared by Veolia containing project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In most cases, we believe the cost estimates are too aggressive to be considered reliable and in these cases we have recommended alternative costs for modeling purposes.

The costs built into their model reflect most major items of construction. The administration and contingency of [illegible]% built into the model are intended cover miscellaneous expenses or changes to the construction. It is our opinion that these numbers are generally "best case" scenarios, and do not encompass typical cost overruns, changes in fuel prices or material prices, and general change orders that would be expected in most construction projects. Additionally, items like consulting assistance, permitting, and miscellaneous "soft costs" are not called out within these models. In view of this, and as shown in the Appendix C summary, it is recommended that cost expectations for liner and cover construction should be increased by 10% over the construction costs provided by Veolia with the exception noted below.

The largest aspect of contingent cost is the cost to exhume and relocate the estimated 1.4 million waste material located in the VGRL. As noted in Feasibility Determination from the WDNR, the waste material is unknown as is the residual soil contamination and quantity of contaminated soil located below this potentially hazardous waste. In total, an estimated 1.4 million CY of waste and soil material is expected to be removed to reach expansion subbase grades, but this volume could increase if soil contamination is more extensive than anticipated. If determined to be MSW, the $4.16 per CY to exhume and relocate is still light by $0.60 to $0.85 per CY according to past experience. If it has to be relocated to a hazardous waste material, the costs could increase exponentially. Additionally, no sampling costs are noted anywhere in the cost estimating spreadsheet developed by Veolia in May 2012. Because of these unknowns, we recommend a contingency of +150% on this line item and these adjusted costs for liner construction are reflected in the table in Appendix C.

Other aspects of infrastructure costs seem low. Gas plant interconnection can vary extensively as can wetland mitigation and maintenance. As such, we recommend a 20% additional contingency be applied to the remaining costs associated with the

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infrastructure cost in the noted table compared to the 2012 Veolia cost estimates to reflect costs that could be incurred.
4.10.1 Other Capital Expenditures
Other capital expenditures that were noted include wetland mitigation and maintenance, a new leachate storage tank, new site entrance and entrance scale, new landfill office and shop, gas plant interconnection and landscaping. As noted above, some of these have large unknowns and therefore additional contingency in the amount of 20% not noted by Veolia in their cost estimates was added.
4.10.2 Post-Closure
The post-closure period for the facility is 40 years and the total post-closure monitoring costs have been estimated at $10.6M, or approximately $265,000 per year, which includes the expansion assumed to be approved through Plan of Operations. No breakdown of monitoring and costs were given and its unknown the costs to operate any groundwater treatment system in addition to addressing the groundwater issues associated with the VGRL site. It is noted that the calculations for leachate generation did not change from active (2010) rates to closed rates and results in $82,000 per year in costs. It is likely that these costs are overstated when estimating post-closure costs. While the main features for long-term O&M are included, we feel the lack of general permitting, consulting and administrative fees as well as the potential for maintenance in perpetuity underrepresents the post-closure costs but are at a minimum, off-set by the reduction in leachate disposal costs and shouldn’t be adjusted.
4.11 Site Visit and Interview
Not permitted by seller.
4.12 Regulatory Interview
Not permitted by seller.
4.13 Other Significant Items that are Unique to the site
The facility contains an under drain system to keep groundwater from contacting the bottom of the landfill.
The LGRL waste relocation project may be challenging to implement. Also, many unknowns exist as to the contaminants disposed of in the facility and the contamination levels of the surrounding soils. The excavation of the facility may require additional costs if high levels of contamination are observed or if hazardous waste is encountered during construction. The costs were adjusted by an additional 150% contingency for this line item in the cost estimating
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spreadsheet, but could vary significantly higher or lower depending what was found.
The expansion airspace is overstated in their airspace reports as it is currently only in the Feasibility stage and not approved for construction.
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5 HICKORY MEADOWS LANDFILL
5.1 General Site Description
The Hickory Meadows Landfill (facility, Hickory Meadows, or VHML) is an active municipal solid waste landfill located at W3105 Schneider Road, Hilbert, Wisconsin 54129. The site has been accepting waste and operated by Veolia Environmental Services, or firms acquired by Veolia since 1999. Prior to site development, the site was a “greenfield” site.
The site consists of 733.8 acres (updated from a recent parcel purchase) with a past footprint for solid waste disposal of 58.7 acres with an approved capacity of 7,546,000 cubic yards (CY). In April 2012, an 11,289,167 CY expansion was approved to the Feasibility stage that if approved will expand the waste footprint to a total of 76.1 acres and the total permitted air space capacity to [ILLEGIBLE] CY While it is expected to be approved for construction it is yet unknown what the actual approved airspace will be, and until this occurs, the airspace should continue to be 7,546,000 CY. The actual permitted airspace remaining from the March 2012 survey is 1,186,500 CY. The site accepts municipal solid waste (MSW), contaminated soil, special waste and PCB contaminated sediment.
According to historic waste intake reports, over the last four years the waste intake consisted of a low of 581,793 tons in 2011 and a high of 827,961 tons in 2010.
5.2 Key Documents Reviewed
1. Veolia Landfill Profile Sheet
2. Veolia Annual Airspace Calculations Dated 06/31/2011
3. Veolia Annual Airspace Calculations Dated 05/24/2012
4. Landfill Evaluation Report for Hickory Meadows Landfill, Hilbert, WI, Prepared by Golder Associates, Inc., Dated 04/20/2012
5. Hickory Meadows Landfill Expansion Feasibility Report, prepared by BT Squared, dated 12/02/2010
6. WNDR Completeness Determination for the Hickory Meadows Landfill Expansion Feasibility Report, dated 12/20/2011
7. Hickory Meadows Landfill Expansion Feasibility Report Addendum 1, prepared by BT Squared, dated 04/19/2011
8. Hickory Meadows Landfill Expansion Plan of Operation, prepared by SCS BT Squared. dated 01/21012
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9. Landfill Gas Purchase Agreement between Veolia Energy Renewables and Veolia ES Hickory Meadows Landfill, LLC, dated 04/23/2010
10. Amendment to Landfill Gas Purchase Agreement between Veolia Energy Renewables and Veolia ES Hickory Meadows Landfill, LLC, dated 02/01/2012
11. Power Purchase Agreement between Wisconsin Public Service Corporation and Veolia Energy Renewables, LLC, dated 5/14/2010
12. Veolia ES Hickory Meadows Landfill, LLC, Air Pollution Control Construction Permit No. 10-POY-001, Issued
13. Veolia ES Hickory Meadows Landfill, LLC, Air Pollution Control Operation Permit 408055340-P10, Issued 05/17/2010
14. Master Gas System for Hickory Meadows Landfill, prepared by CQM, Inc., dated 10/2011
15. Agreement between Veolia and the Town of Chilton and the County of Calumet for the Expansion of Veolia ES Hickory Meadows Landfill, dated 04/2010
16. WDNR Issued Solid Waste Facility Operation License for Veolia ES Hickory Meadows Landfill, LLC
17. Veolia ES Hickory Meadows Landfill, LLC WPDES Permit No. WI-S067857-3
18. Veolia ES Hickory Meadows Landfill, LLC Storm Water Pollution Prevention Plan, prepared by SCS BT Squared, dated 11/2011
19. 2011 Environmental Monitoring Results for Veolia ES Hickory Meadows Landfill, LLC, dated 6/2011
20. 2009 and 2010 Annual Solid Waste Reports, Prepare by Veolia
21. 2010 and 2011 Financial Assurance Reports, prepared by RLF
22. 2010 Greenhouse Gas Emissions Summary Report
23. 2010 Air Emissions Inventory Backup Documentation for Veolia ES Hickory Meadows Landfill, LLC, prepared by TRC, dated 08/2011
24. 2010 Air Emissions Summary Report submitted to WDNR Bureau of Air Management, dated 3/07/2011
25. 2010 and 2011 Annual Air Pollution Control Compliance Report, prepared by Environmental Sampling Corporation
26. 2010 and 2011 Semi-Annual Data Reports, prepared by Environmental Sampling Corporation, dated 1/2012
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5.3 Permits

5.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Facility Operating Permit	3134	10/1/2011	9/30/2012
Leachate Disposal Appleton WWTP	WH-03-2009	1/19/09	12/31/2012
Stormwater Discharge (WPDES)	S067857-3	Issued 5/13/2011	4/30/16
Air Quality – Title V (Landfill)	408055340-P10	5/15/2010	5/15/2015
Air Quality – LFGTE (Veolia Energy Renewables, LLC - Construction Permit)	10-POY-001	4/14/2010	10/13/2011 (Awaiting Title V Issuance)

Note: These are the primary permits related to solid waste operations. Ancillary permits related to stormwater, erosion control, tanks, or other site related features are not included as part of this table.

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5.3.2 Facility Operating Permit

The current facility operating permit was issued on January 29, 1998. This permit is renewed annually. A favorable Determination of Site Feasibility for an expansion was recently granted on April 16, 2012.

The current permit includes accepting non-hazardous municipal solid waste (MSW), construction and demolition (C&D) waste, and special waste. No hazardous waste will be accepted. Liquid waste may be received if approved under a Research, Development, and Demonstration (RD&D) Plan. The site's permit also allows receipt of PCB contaminated sediments excavated from the Fox River sediment project.

5.3.3 Pending / Future / Expansion

On April 16, 2012, the facility received a favorable Determination of Site Feasibility for expansion. This is a major step in the expansion approval process, but detailed Plan of Operations still need to be finalized, submitted and approved and a number of items can change from Feasibility to Plan of Operations, including airspace volumes. The expansion as described in the Feasibility determination provides for an additional air space volume of 11,279,500 CY. The approval states that at the projected filling rate, the expanded airspace will allow for approximately 15 years of additional site life. Internal Veolia records indicate that at the current filling rate and in place waste density, the additional airspace adds approximately 26.4 years of site life for a total remaining site life of 27.8 years. To obtain approval by the Wisconsin Department of Natural Resources (WDNR) Veolia had to demonstrate a site life of 15 years as required by state statutes, which they likely did by showing an increase in filling rates by volume in the future. If the waste mix shifts to a lower percentage of contaminated sediments and higher

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percentage of MSW by volume, the airspace usage would likely increase on a volume basis due to lower densities per CY.
5.4 Area, Airspace, and Soil Balance
5.4.1 Area
The facility property consists of 734 acres. The original permitted landfill footprint incorporates 58.7 acres, and the expansion footprint total is now 76.1 acres immediately south and east of the existing landfill. The expansion includes a 29 acre vertical expansion overlay onto the existing landfill.
5.4.2 Permitted Airspace
The permitted airspace for the Facility includes 7,546,000 CY for the original landfill, and potentially another 11,279,500 CY is in the permitting process for the recently proposed expansion. Veolia’s 2012 Airspace memo does not present this information in an accurate manner and [ILLEGIBLE] requested volume will be permitted, which is still unknown until the anticipated [ILLEGIBLE]. Quarter [ILLEGIBLE] of the Plan of Operations. Total permitted airspace remains [ILLEGIBLE].
5.4.3 Remaining Permitted / Constructed Airspace
The 2012 annual airspace calculations report indicates that the remaining permitted airspace is 1,186,500 CY, at the survey date of March 13, 2012.
5.4.4 Remaining Site Life
The 2012 annual airspace calculations report a remaining site life of 27.8 years, which incorrectly accounts for the full expansion potential noted in the Feasibility letter. More accurately, this should be represented as 2.7 years (from March 2012 survey date) based on remaining permitted airspace of 1,186,500 CY, predicted waste acceptance rate of 1,800 tons per day, 286 filling days per year, and a projected waste density of 2,300 pounds per CY.
The WDNR permitted the expansion with an anticipated site life of 15 years, which indicates that the site would be increasing waste volume on an annual basis.
Site life, both now and in the future, will be determined by the types of waste received. The site has had, and expects to continue to receive for some time, sediments from environmental dredging operations. If this were to cease, the site would receive less tonnage in addition to less dense waste material.
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5.4.5 Soil Balance
Liner quality clay soils are available within the proposed new cell construction and within other adjacent borrow areas within the Hickory Meadows landfill property. No off site soils are anticipated to be required for landfill construction operation or closure except for select granular drainage materials. Sufficient clay will be available from within the new cell excavation for new cell liner and closure capping of the first phase.
5.4.6 Baseliner System
The permitted baseliner system for the facility includes (from top to bottom):
12-inch Granular Drainage Layer
12 oz. Geotextile
60-mil HDPE Geomembrane (textured on 3H:1V slopes)
48-inch Compacted Clay Liner
6-inch Granular Underdrain System
5.4.7 Final Cover System
The permitted final cover system for the facility includes (from top to bottom):
6-inch Topsoil Layer
30-inch General Fill
Gecomposite Drainage Layer
40-mil Textured LLDPE Geomembrane
24-inch Select Clay or Soil Barrier Liner
5.5 Gas System / Gas to Energy
The facility has installed a gas collection and control system within closed landfill Phases. The collection system is connected to a blower and flare station. Based on the records provided, the flare is operating at approximately 1,500 SCFM. Planned improvements to the existing LFG collection system in 2012 include the addition of 16 pneumatic pumps in select gas wells to reduce liquid levels within gas collection wells, and $2 million expenditure for new temporary LFG wells and piping in existing and expansion areas.
In August of 2011, Veolia Energy Renewables, LLC (VER) started up a 4.8 MW landfill gas to electricity (LFGTE) generation facility on a parcel leased from the Veolia Environmental Services landfill site. A 20 year LFG Purchase Agreement is in place between VER and Veolia Environmental Services, and includes all available collected landfill gas. A 10 year Power Purchase Agreement is in place with Wisconsin Public Service Corporation.
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The existing, 4.8 MW LFGTE facility will utilize approximately 1,350 SCFM of landfill gas. It is designed to operate with the landfill’s blower providing flow to the LFGTE facility, and it is also able to pull gas to the facility in the event that the landfill’s blower malfunctions or is shut down for maintenance. Excess gas not utilized in the LFGTE facility is sent back to the flare for combustion and is controlled by automated valving.
5.6 Environmental Monitoring
The facility utilizes the Dakota Auditor Software to manage the facility’s environmental compliance program. Based on the 2012 report by Golder, all red flags identified in 2011 have been rectified.
The site accepts PCB contaminated sediments from the Fox River cleanup project. No environmental issues have been reported due to this sediment acceptance.
5.6.1 Hydrogeology and Groundwater
5.6.1.1 Groundwater
Groundwater flow at the site is generally to the northeast. Baseline groundwater monitoring for the recently approved expansion has indicated that elevated levels of arsenic, boron, chromium, copper, lead, manganese, chloride, and sulfate occur at the site. These substances are either naturally occurring or are upgradient contaminant sources. An exemption to the presence of the above contaminants has been granted by the WDNR.
The groundwater monitoring network at the facility consists of 32 monitoring wells, which are sampled semiannually by Environmental Sampling Corporation. Analytical testing of the samples is performed by Siemens, Inc. The January 2011 groundwater monitoring summary indicated no exceedances to the Wisconsin Administrative Code, NR 140 groundwater parameters. One well had a specific conductance exceedance over the site specific Preventative Action Level. Further evaluation of the remaining sampled parameters indicated that this could have been a monitoring error. It will be reevaluated at the next semi-annual sampling event.
5.6.2 Landfill Gas Probes
The facility has six perimeter gas monitoring probes which have not had any exceedances. The gas monitoring probes are monitored quarterly.
5.6.3 Surface Water
The facility maintains Wisconsin Pollution Discharge Elimination System, (WPDES), Tier 2 General Permit for the discharge of Stormwater associated with Industrial Activity,
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Permit No. S067857-03. That permit was issued on May 13, 2011 and expires April 30, 2016. The facility has seven surface water discharge points that are visually monitored on a quarterly basis. No specific analytical surface water outfall monitoring is required. No issues have been identified that would preclude the permit from being renewed.
5.6.4 Leachate
The existing permit to discharge leachate to the City of Appleton Waste Water Treatment Plant (WWTP) was issued on January 9, 2009, and expires on December 31, 2012. From July, 2011 through December, 2011, 9,008,254 gallons of leachate were transported to the WWTP. Current hauling and discharge fees are estimated $0.05 per gallon.
Wastewater discharges from the facility (leachate) are sampled semi-annually and the leachate volume is recorded monthly. Due to the facility’s acceptance of the PCB contaminated Fox River sediments, analytical sampling includes a PCB analysis. Since monitoring started in March of 2003, there have been no PCB exceedances.
5.6.5 Air and Landfill Gas
VHML is a major source under part [ILLEGIBLE] since [ILLEGIBLE] the potential to emit of at least 100 tons per year for carbon monoxide, therefore required to have a Title V Permit. The facility is a minor source with regards to New Source Review and Prevention of Significant Detection since criteria pollutant emissions are less than 250 tons per year.
The facility’s Title V Permit, 408055340-P10 requires Veolia to monitor the operations from the emission units. These requirements include monthly monitoring of the gas collection system, continuous monitoring of landfill gas flow to the open flare and to the landfill gas treatment system, and quarterly surface emission monitoring. The Title V Permit expires on May 17, 2015. Wisconsin regulations require a renewal application be submitted at least six (6) months but no more than 18 months prior to the expiration date. Therefore, a renewal application is due by no later than November 15, 2014.
The WDNR issued Construction Permit 10 -POY-001 to Veolia Energy Renewables, LLC. (VER). Cornerstone has reviewed the WDNR website and it appears the WDNR has not yet issued a Title V Permit to VER. Engine emissions testing has been conducted and submitted to the WDNR, which included formaldehyde testing. VER is awaiting the Title V permit issuance.
Cornerstone reviewed the 2010 Annual and Semi-Annual Reports and these reports indicate the GCCS of VHML has been operated and monitored in accordance with the permit conditions in the Title V Permit except for the following conditions associated with controlling passive venting of landfill gas. Based upon the 2010 Annual Compliance Report for VHML, Veolia released uncombusted landfill gas into the atmosphere for
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approximately six (6) hours in March 2010. Veolia determined a computer malfunction caused the release of uncombusted landfill gas.
Cornerstone also reviewed the 2011 Annual Compliance Reports for VHML. These reports indicate Veolia was intermittently compliant with several permit conditions associated with the operating requirements for the gas collection system. Tier 2 testing was performed at the facility in July 2009.
In total, 37 vertical gas extraction wells are installed within the waste mass and are collected by a blower and sent to a LFGTE system and/or landfill gas flare.
5.7 Compliance History
Cornerstone reviewed a list of Notice of Violations (NOV) and based upon this review, the WDNR has not issued a NOV to the facility.
5.8 Capital Expenditures and Closure / Post Closure Costs
Included as Appendix D [ILLEGIBLE] a [ILLEGIBLE] assessments prepared by Veolia which project site development closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In most cases, we believe the cost estimates are too aggressive to be considered reliable and in these cases we have recommended alternative costs for modeling purposes.
The costs built into their model reflect most major items of construction. The administration and contingency of 5% built into the model are intended cover miscellaneous expenses or changes to the construction. It is our opinion that these numbers are generally “best case” scenario, and do not encompass typical cost overruns, changes in fuel or material prices, and general change orders that would be expected in most construction projects. Additionally, things like consulting assistance, permitting, and miscellaneous “soft costs” are not called out within these models. In view of this, and as shown in the Appendix D summary, it is recommended that cost expectations should be increased by at least 10% over the construction costs provided by Veolia.
5.8.1.1 Cell Development
Based on the 2012 Annual Airspace Summary memo, new phase construction is scheduled to occur in 2018 (Cell 7 - 21.8 acres), 2026 (Cell 8 - 15.3 acres), and 2026 (Cell 9 - 24.8 acres). Looking at these areas and scheduled construction costs, it is likely that some of those may be split into two construction events per cell, and even if done in
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HHNT
HODGES, HARBIN,
Environmental Group, LLC
NEWBERRY & TRIBBLE, INC.
Consulting Engineers
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one event the lump sum mobilization costs are underrepresented. A detailed construction estimate summary was prepared by a third party consultant but was not provided for review. An estimate of additional mobilization costs was updated to reflect that in the table in the Appendix D summary.
5.8.1.2 Closure
A minimum of five phases (4, 5, 6, 7 and 8) of the facility remain to be closed. These are proposed as:
2013: Phase 4, 14.1 acres
2018: Phase 5, 18.4 acres
2034: Phase 6, 20.0 acres
2037: Phase 7, 8.7 acres
2040: Phase 8, 55.7 acres
Based on the acreage of Phase 8, it is likely that this may be done over several construction phases so subsequently, and even if not lump sum mobilization costs appear to be underrepresented in the cell development cost spreadsheet and costs were updated to reflect that in the table in the Appendix [ILLEGIBLE].
5.8.1.3 Landfill Gas System
The construction costs associated with the final landfill gas collection and control system (GCCS) appear reasonable for a system of this size and include the replacement of the flare. The facility has also included the costs associated with the construction of a temporary or interim GCCS. The cost of the interim system is assumed at 40 percent of the total GCCS cost.
As per our other recommendations, we’d recommend increasing the costs by 10% for contingent or unforeseen factors.
Construction costs associated with the interim system have been included in the cell development cost estimates and the construction costs associated with the final GCCS have been included in the closure cost estimates. All GCCS construction costs have been proportion on a per acre basis for each construction event. The actual GCCS construction cost may vary based on the requirement of the GCCS. GCCS construction phasing plans were not provided.
5.8.1.4 Other Capital Expenditures
In the 2012 airspace memo, the facility has estimated the cost other capital expenditures at approximately $750,000 for paving activities. Without any details on what this entails, no changes will be made to this number.
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CORNERSTONE
HHNT
HODGES, HARBIN,
Environmental Group, LLC
NEWBERRY & TRIBBLE, INC.
Consulting Engineers
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5.8.1.5 Post-Closure
The post-closure period for the facility is 40 years and the total post-closure monitoring costs have been estimated at $11.7 million, which equates to approximately $87,000 per acre. While the methodology is acceptable for state agency approval and bonding purposes, things like snow plowing, general consulting, permitting and administrative costs appear underrepresented. We believe a 15% additional contingency factor on post-closure costs estimated by Veolia is appropriate. There is potential for post-closure care to some degree in perpetuity and likely some financial obligation contained therein. To what degree is unknown at this time but should be considered as part of the long-term cost factors. If the expansion is permitted, long-term care costs will be increased as well.
5.9 Site Visit and Interview
Not permitted by seller.
5.10 Regulatory Interview
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Not permitted by seller.
5.11 Other Significant Items that are Unique to the site
The design of the facility includes a groundwater underdrain system.
The facility maintains a host community agreement with the Town of Chilton and Calumet County, which includes a maximum disposal rate of 609,000 tons per year, with a 25% per ton surcharge for accepted waste over that amount. The agreement includes a payment to the Town of Chilton of $2.20/ton, indexed annually to the Consumer Price Index, and a $0.50/ton fee for out-of-service area waste.
Receives waste from an environmental dredging operation, which despite dewatering has high liquids percentage. If and when these operations were to cease, tonnage would likely be reduced and densities of waste would also be reduced.
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Environmental Group, LLC
HHNT
HODGES, HARBIN,
NEWBERRY & TRIBBLE, INC.
Consulting Engineers

Rev. 0, 6/25/12
Project 120347.003
6 MALLARD RIDGE LANDFILL
6.1 General Site Description
The Mallard Ridge Landfill is a municipal solid waste (MSW) landfill facility located in Delevan, Wisconsin consisting of two closed disposal areas and two active disposal areas and was acquired from Republic Services in 2010. The existing active landfill is operated under a Wisconsin Department of Natural Resources (WDNR) Solid Waste Permit #03244. The closed site is licensed under WDNR # 00140. The landfill is located 714 acres of property, of which 133 acres are permitted for solid waste disposal and 88 acres are active fill. Active permitted airspace is 13,291,000 cubic yards between the Northern and Southern Expansion Landfills with 4,988,500 cubic yards of disposal capacity remaining as of March 8, 2012.
DRAFT
The closed site (#01400) includes the Greidanus Landfill and Mallard Ridge Landfill. The Greidanus Landfill was approved in 1970 as a 20-acre sanitary landfill to accept MSW. A phased closure plan was approved by the WDNR and implemented in 1980. The Mallard Ridge Landfill was approved for operation in 1984 and consisted of a 29-acre expansion from the existing Greidanus Landfill. This combined landfill has a LFG collection system.
The active site (#03244) includes the Northern Expansion Landfill and the Southern Expansion Landfill which were permitted for operation in 1993 and 2005, respectively. Both areas have active LFG collection systems.
6.2 Key Documents Reviewed
1. 2011 and 2012 Veolia ES Mallard Ridge Landfill Annual Airspace Memo and Calculations
2. Landfill Evaluation Report for Veolia ES Mallard Ridge Landfill, Delavan, WL prepared by Golder Associates, Inc., dated 4/20/2012
3. Veolia Landfill Profile Sheet
4. Environmental Due Diligence Report, prepared by Cornerstone Environmental Group, LLC, dated 10/8/2010
5. Mallard Ridge RDF Design Options, prepared by RMT, dated 2/2009
6. Mallard Ridge Landfill Southern Expansion Negotiated Agreement with the Town of Darien
7. Veolia ES Mallard Ridge Landfill LLC Tire Storage License #3303
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Environmental Group, LLC
HHNT
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NEWBERRY & TRIBBLE, INC.
Consulting Engineers

Rev. 0, 6/25/12 Project 120347.003
8. Veolia ES Mallard Ridge Landfill LLC Landfill > 500,000 Cu Yd License #3244
9. Veolia ES Mallard Ridge Landfill LLC SW Processing Contaminated Soil Treatment License #3782
10. Veolia ES Mallard Ridge Landfill LLC SW Processing Waste Solidification License #3986
11. Veolia ES Mallard Ridge Landfill LLC Air Pollution Control Construction Permit No. 11-RSG-150
12. Veolia ES Mallard Ridge Landfill WPDES Permit No. WI-S067857-3
13. WDNR letter dated 2/15/2012 “Expedited Plan Modification Request: No Objection” for Veolia ES Mallard Ridge Landfill LLC Residual Glass Waste Beneficial Reuse
14. WDNR letter dated 11/22/2010 “Construction Documentation Approval for Mallard Ridge Landfill, 2010 Landfill Gas System Improvements”
15. WDNR letter dated 7/15/2010 “Plan of Operation Modification Determination” regarding Mallard Ridge Landfill RDF and Soil Processing Facility
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16. Veolia ES Mallard Ridge Landfill LLC Air Pollution Control Operation Permit No. 265128270-P02
17. Veolia ES Mallard Ridge Landfill 3rd and 4th Quarter 2011 Environmental Monitoring Submittal, prepared by TRC Environmental Corporation
18. 2009 and 2010 Annual Report for Mallard Ridge RDF #03244, prepared by RMT, Inc.
19. 2010 Greenhouse Gas Emissions Summary report
20. 2011 Annual Air Pollution Control Compliance Report, prepared by Environmental Sampling Corporation
21. 2011 Semi-Annual Data Report, prepared by Environmental Sampling Corporation, dated 1/2012
22. ALTA/ACSM Land Title Survey
23. 2005 Mallard Ridge RDF Southern Expansion Plan of Operation, prepared by RMT, Inc.
24. 2003 Mallard Ridge RDF Southern Expansion Feasibility Report, prepared by RMT, Inc.
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6.3 Permits

6.3.1 Existing

Type of Permit/License	Permit #	Issue Date	Expiration Date
Solid Waste Landfill (<500,000 CY)	3244	10/01/2011	9/30/2012
Tire Storage	3303	10/01/2011	9/30/2012
SW Processing Waste Solidification	3986	10/01/2011	9/30/2012
SW Proc. Contaminated Soil Treatment	3782	10/01/2011	9/30/2012
Air Pollution Control Operation (Title V)	265128270-PO2	12/27/2004	12/27/2009
Industrial Wastewater Pretreatment Program Discharge Permit	265089770-3	12/21/2011	12/31/2015
General WPDES	WI-S067857-3	5/13/2011	4/30/2016

**This permit list is intended to show primary solid waste related permits and does not necessarily provide full list of necessary permits related to erosion control, tanks or other permits ancillary to operation at the facility.

6.3.2 Facility Operating Permit

DRAFT

The current facility operating permit, WDNR Solid Waste Facility License #03244, will expire on 9/30/12. The Mallard Ridge Landfill is a municipal solid waste facility, accepting the following waste types: municipal solid waste, utility ash/sludge, foundry waste, other non-hazardous solid waste, industrial waste, shredder fluff, and treated contaminated soil. The average annual intake is 330,000 tons from 1990 through 2009. In 2011, this trend continued with nearly 357,000 tons accepted. There are roughly 286 filling days out of the year and the standard hours of operation Monday-Friday are 7am-4pm.

6.3.3 Air Permits

Veolia is permitted to operate Veolia ES Mallard Ridge Landfill (VSMRL) under Air Pollution Control Operation Permit (Operation Permit) 265128270-P02. The Title V Permit allows Veolia to operate an open flare, a municipal solid waste (MSW) landfill, and various insignificant sources. Cornerstone has reviewed the permit conditions of the Title V Permit, and the Title V Permit contains the standard permit conditions for MSW landfills.

Title V Permit 265128270-P02 originally expired on December 27, 2009. Wisconsin regulations require a renewal application be submitted at least six (6) months but no more than 18 months prior to the expiration date. A renewal application was submitted to the WDNR on June 26, 2009. At this time, this WDNR has not acted upon this application.

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VSMRL is a major source under part 70 since it has the potential to emit of at least 100 tons per year for carbon monoxide; therefore required to have a Title V Permit. The facility is a minor source with regards to New Source Review and Prevention of Significant Detection since criteria pollutant emissions are less than 250 tons per year. VSMRL is subject to New Source Performance Standards (NSPS) since the design capacity is greater than 2.5 million megagrams, is required to install and operate a gas collection and control system (GCCS) installed because the NMOC emissions are greater than 50 Megagrams per year.
The Wisconsin Department of Natural Resources (WDNR) issued Veolia an Air Pollution Control Construction Permit (Construction Permit) 12-RSG-053 on May 22, 2012. The Construction Permit allows Veolia to install a new open flare and a fourth engine. In addition, the Construction Permit requires Veolia to perform compliance testing on the new engine for carbon monoxide, nitrogen oxide, and volatile organic compounds emissions. These tests potentially range between $4,000 to $8,000 depending on the testing method and laboratory used. After this period, the Title V Permit should be revised to incorporate the permit conditions cited in the Construction Permit.
DRAFT
The Construction Permit also requires testing the new engine and the existing engines for formaldehyde emissions. Formaldehyde testing of landfill gas (LFG) engines is required by Wisconsin Administrative Code NR 445. NR 445 requires if the formaldehyde emissions exceed the required thresholds a facility has to initiate the Best Available Control Technology (BACT) or perform inhalation impact modeling (IIM). Cornerstone is aware of several facilities that performed IIM with formaldehyde emission rates from their engines and these facilities were unable to meet the NR 445 IIM thresholds. As a result, these facilities were required to initiate BACT. However, BACT has not been established for controlling formaldehyde emissions from LFG engines. As a result, a technical advisory committee (TAC) has been established to determine a presumptive BACT (p-BACT) for formaldehyde emissions that would apply to all Wisconsin facilities. The TAC is composed of representatives from the WDNR and solid waste industry. The TAC is currently working on the p-BACT. Once the p-BACT is completed, the TAC will submit the p-BACT to the WDNR for review and approval. The Construction Permit does allow Veolia an alternative to the BACT if testing results are above the required thresholds. However, Cornerstone recommends future owners follow the results of this p-BACT analysis.
Cornerstone also reviewed the 2011 Air emission inventory (AEI) for VSMRL. The AEI includes emissions from a tipper. Neither the Title V Permit nor the Construction Permit identifies a tipper as a permitted emission unit at VSMRL. Cornerstone is unaware if this tipper remains at VSMRL and recommends appropriate permitting update if it remains on-site as an air emissions source.
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Environmental Group, LLC
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NEWBERRY & TRIBBLE, INC.
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6.3.4 Storage Tanks
Mallard Ridge has both underground storage tanks (UST’s) and aboveground storage tanks (AST’s) on site. According to previously conducted Due Diligence work, there are
17 AST’s and 5 UST’s, mostly containing diesel or oil. One of the UST’s is the leachate storage tank which has a 30,000 gallon capacity. However, based on a July 2010 letter from the WDNR, the underground leachate storage tank was planned to be replaced by an aboveground storage tank. Mallard Ridge Landfill has a number of UST operating permits but it is unknown whether or not they have been renewed.
6.3.5 Pending / Future / Expansion
Currently, there are no pending permits for a landfill expansion. As of 2009, concept plans had been developed with design options yielding between 22.0 million cubic yards and 44.3 million cubic yards. No further information of said expansion plans or their viability has surfaced since Veolia’s acquisition of the property from Republic in November 2010.
DRAFT
Historically, there have been [ILLEGIBLE] in the last three decades. A 29-acre expansion of the [ILLEGIBLE] Landfill known as the Mallard Ridge Landfill, was approved for operation under NR 180 rules in 1984. The 40-acre Northern Expansion and the 49-acre Southern Expansion were both approved for operation under NR 500 rules in 1993 and 2005, respectively.
6.4 Area, Airspace and Soil Balance
6.4.1 Area
According to the 2010 due diligence report, the facility property consists of 714 acres, while the Veolia landfill profile sheet states that the total property acreage is 776 acres. The source of this discrepancy could not be determined by the documentation provided.
A total of 133 acres are permitted for landfill disposal, 35 of which are closed. The active fill area consists of 88 acres.
6.4.2 Permitted Airspace
The total active permitted airspace capacity is 13,291,000 CY between the Northern and Southern Expansion Landfills. This is consistent between the 2010 due diligence report and the 2012 Veolia internal memo and does not include the two closed landfills. The active Northern Expansion Landfill holds 5,197,000 CY while the active Southern Expansion Landfill holds 8,094,000 CY.
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NEWBERRY & TRIBBLE, INC.
Consulting Engineers

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6.4.3 Remaining Permitted/Constructed Airspace
As of March 8, 2012, the permitted airspace remaining amounts to 4,988,500 CY. The entire North Expansion (Phases 1-3) and three out of the six phases of the Southern Expansion (Phases 1-3) have been constructed, totally 553,700 CY. Of the remaining permitted airspace, 4,434,800 CY remain to be constructed in the Southern Expansion Landfill between 2012 and 2018.
6.4.4 Remaining Site Life
Considering a projected life-of-landfill density of 2000 PCY, 286 filling days per year, and a predicted life-of-landfill average filling rate of 1,300 TPD, the remaining site life is estimated to be 13.4 years from 2012 survey date. The projected density is a conservative estimate that should be used until a historic trend can be developed.
6.4.5 Soil Balance
The soil balance for the [ILLEGIBLE] that there’s more than enough general fill/daily cover soil on the property to use for general construction and final capping fill and daily cover material. According to the calculations, the remaining general fill soil stockpile volume after the close of the facility in 2026 will be approximately 1.0M CY. This abundance of general fill results in costs for soil excavation and hauling but not procurement.
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In contrast, there is no on-site clay source; therefore, the clay will be sourced from an off-site borrow site. The cost per acre for cell construction is $250,000, with an additional $89,000/acre for the clay liner considering $13.75/CY clay cost. The aggregate fill costs are assumed to be included in the cell construction costs.
Mallard Ridge Landfill uses a combination of intake waste as Alternate Daily Covers (ADC). These wastes include high volume industrial waste, shredder fluff, and treated contaminated soil. In 2012, Mallard Ridge Landfill began using residual glass waste as drainage media, aggregate replacement, backfill, and as an ADC at the active face of the landfill.
Total volume of special waste used for daily cover based on average annual waste intake and an average waste density of 2,000 PCY is approximately 33,000 CY (33,000 tons). Stockpiled soil is also used for Daily Cover. The Waste to Daily Cover Ratio at Mallard Ridge Landfill is 7:1.
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Environmental Group, LLC
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NEWBERRY & TRIBBLE, INC.
Consulting Engineers

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6.5 Liner and Cover System
6.5.1 Closed Site
6.5.1.1 Greidanus Landfill
Baseliner System
Unlined; no leachate drainage layer
Final Cover System
6-inch topsoil
2 feet of compacted clay
6.5.1.2 Mallard Ridge Landfill
Baseliner System
12-inch leachate drainage layer of granular material
5 feet of compacted clay
Final Cover System
6-inch topsoil
2-foot compacted clay layer
6.5.2 Active Site
6.5.2.1 Baseliner System
The permitted baseliner system for the facility includes (from top to bottom):
1-ft pea gravel drainage material
12 oz. geotextile
80-mil HDPE geomembrane
4-ft compacted clay (1 x 10-7 cm/sec)
6.5.2.2 Final Cover System
The permitted final cover system for the facility includes (from top to bottom):
6-inch topsoil
2.5-foot rooting zone
Geocomposite
40-mil geomembrane
Geosynthetic Clay Liner (GCL)
2.0-foot soil barrier layer
6-inch grading layer
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Consulting Engineers
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6.6 Gas System / Gas-to-Energy
Each of the four landfills at Mallard Ridge Landfill includes an active landfill gas (LFG) collection system consisting of headers, laterals and vertical extraction wells. The closed and active landfill gas collection systems are separated up to a point immediately upstream of a common blower, which then routes LFG to a gas-to-energy facility and/or open flare.
A portion of LFG collected at the site is beneficially used at an on-site LFGTE plant consisting of a gas pre-treatment system and three reciprocating CAT engines (two installed in 1996 and one in 1998). According to a letter from WDNR dated February 1, 2012, Mallard Ridge Landfill has been authorized to construct and initially operate a new landfill gas fired reciprocating engine and a new open flare. The new, larger capacity open flare will replace the existing open flare. The documents available for review did not clarify when construction was planned to begin as the construction documents were not provided for review.
In November 2010, Republic Services received approval from the WDNR to conduct improvements to the Landfill Gas System Mallard Ridge Landfill. The improvements included the installation of ten additional gas extraction wells and associated LFG piping with control valves. In total, 85 gas extraction wells are operated and monitored as part of the closed and active sites’ LFG collection system.
A LFG condensate removal system was also installed consisting of a temporary condensate drip leg connected to a cleanout riser. To provide odor control, the LFG extraction system was connected to leachate cleanout risers on the east and south side of the site. All system-cleanout riser connections are equipped with an above-ground wellhead assembly for sampling and gas flow regulation.
The gas collection and control system (GCCS) appears to be operated in compliance with applicable regulations and permit conditions.
6. 7 Environmental Monitoring
The Environmental Sampling and Analysis Plan provides for the measurement of groundwater levels and quality, leachate levels and leachate quality, landfill gas volumes, pressures, gas quality, gas migration potential, and landfill gas condensate volumes and quantity.
6. 7.1 Groundwater
The geology beneath the Mallard Ridge landfill consists of relatively high permeability deposits which facilitates rapid groundwater flow velocities and relatively large horizontal groundwater flux. Groundwater flow is well defined, moving from north to
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south-southeast, discharging into Turtle Creek. A robust groundwater monitoring plan has been established at the site, with semi-annual groundwater level and quality sampling being conducted. This sampling plan provides well distributed data, both spatially and temporally, from which to evaluate the impact of the landfill on groundwater. The results of over 20 years of monitoring indicate only minor impacts to groundwater quality are evident. The primary impact is a plume of VOCs that appears to emanate from the unlined Greidanus Landfill and extends to the southeast. The plume is primarily composed of TCE and PCE with the highest concentrations in the 5 to 10 ppb range. Although the capping of the Greidanus landfill in (1988) appears to have been effective in reducing initial concentrations, recent data from well W-2R indicates an increasing trend in TCE concentrations. The cause of this trend is unknown.
There are approximately 45 groundwater monitoring wells and piezometers associated with the landfill facility that are monitored on a semi-annual frequency (March and September) in accordance with the Environmental Monitoring and Long-Term Care Plan dated January 2005. In addition, eight off-site private wells are monitored by local agreement on an annual basis (June). The private wells are located beyond the southern and eastern site boundaries. The Environmental Monitoring Plan provides good horizontal coverage and a comprehensive array of data from which to map and evaluate the impacts of the facility on groundwater quality. Section 6.8.2 below details groundwater sampling results and trends.
A list of conventional parameters analyzed on a semi-annual frequency from the monitoring wells includes alkalinity, chloride, hardness, fluoride, sodium, pH, specific conductance, GW elevation, and temperature. Volatile organic compounds (VOCs) are analyzed from all wells on an annual basis in June. In addition to the above parameters, sulfate, iron, manganese, color, odor, and turbidity are also reported for the private wells on an annual basis in June.
Groundwater quality data are evaluated in accordance with NR 140 (State Groundwater Quality Standards) and NR 500 (General Solid Waste Management Requirements). The data were compared with Preventative Action Limits (PALs), Enforcement Standards (ESs), and Alternative Concentration Limits (ACLs), where applicable.
6.7.2 Landfill Gas Probes
According to the Environmental Monitoring and Long-Term Care Plan featured in the 2005 RMT Plan of Operation Report for the Southern Expansion, the Active site (#03244) had six existing gas probes with five more expected to be installed with the expansion, and three abandoned over the active life of the landfill. There are nine gas probes in the Long Term Care plan to be measured quarterly. The Closed site (#00140) has 14 probes total that are measured quarterly.
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6.7.3 Stormwater
Mallard Ridge Landfill is permitted for stormwater discharge under the General Wisconsin Pollutant Discharge Elimination System (WPDES) Permit No. WI-S067857-3 by virtue of compliance with Wisconsin Administrative Code Chapter NR 216. Said permit was issued May 31, 2011 and expires April 30, 2016. An additional General WPDES Permit No. WI-0047341-3 was issued to permit bypasses or overflows from the sewage collection system in the event of “occasional plugged or broken sewer mains, equipment failure, power outages and excess infiltration and inflow of groundwater and storm water into defective sanitary sewers during wet weather conditions.” This permit number was the most recent found to cover said circumstances; however, No. WI-0047341-3 expired in March 2006 and we could find no evidence in the resources available to us that this has been renewed. Based on this finding, the permit may need to be investigated further.
6.7.4 Surface Water
Turtle Creek runs along the southern border of the facility property line, and the facility is required to measure standard write quantity parameters annually (June) per local agreement. Additionally, [ILLEGIBLE] #1 on the landfill site is monitored quarterly. The standard water quality parameters include color, field specific conductance, field odor, field pH, temperature, field turbidity, and total suspended solids.
6.7.5 Leachate
Leachate volumes are pumped and measured monthly, and the leachate head wells are monitored quarterly for both licensed sites on the landfill (#03244 and #01400). The 2012 estimated costs for leachate hauling and treatment is $0.0242/gallon. Leachate hauling and treatment is handled by WalCoMet WWTP.
Mallard Ridge Landfill is authorized to discharge leachate and sanitary wastewater to WalCoMet in accordance with Industrial Waste Discharge Permit No. 265089770-4. This permit expires on December 31, 2015. The wastewater discharge is monitored to ensure compliance with effluent limitations and discharge standards contained in the permit. Mallard Ridge Landfill is responsible for maintaining all of the necessary sampling equipment at the main lift station (Sample Point LEA-01) . The permit authorizes Mallard Ridge Landfill to transport leachate via tanker truck directly to the WalCoMet in the event that the force main cannot be used due to repair or maintenance. Costs associated with this permit are a $500 administrative annual fee, a $500 permit renewal fee, reimbursement for the actual cost of any required sampling/analysis/monitoring, fines related to prohibited or accidental discharges and/or failing to report discharges, and treatment charges. Treatment charges are based on volume and strength, and are assessed at 150% of the current WalCoMet rates.
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6.7.6 Air and Landfill Gas
The Title V and Construction Permits require Veolia to monitor the operations from the emission units. These requirements include monthly monitoring of the gas collection system, continuous monitoring of landfill gas flow to the open flare, to the engines, and to the landfill gas treatment system, and quarterly monitoring of surface emissions. Cornerstone reviewed the 2011 Annual and Semi-Annual Reports and these reports indicate the GCCS of VSMRL has been operated and monitored in accordance with the permit conditions associated with the engines and the open flare but intermittently compliant with permit conditions associated with the wellfield by not maintaining the required oxygen and pressure thresholds.
Closed site #01400 has 25 gas extraction wells that are monitored monthly for percent methane, percent oxygen, flow rate, gas temperature, and pressure. Active site #03244 has 60 gas extraction wells that are also monitored monthly for the same parameters as closed site #01400 (standard). The gas plant and flare at the landfill are also monitored monthly.
6.8 Compliance History
The facility utilizes the Dakota Auditor Software to manage the facility’s environmental compliance program. Based on the 2012 report by Golder, 28 of the 30 red flags reported in 2011 have been rectified.
With respect to solid waste issues, Mallard Ridge Landfill appears to be in full compliance with all local, state, and federals laws and regulations. The applicable annual licenses for solid waste operations at Mallard Ridge Landfill expire on September 30, 2012.
Mallard Ridge is subject to the USEPA Mandatory Reporting of Greenhouse Gases Rule
40 CFR Part 98, Subpart HH. Cornerstone reviewed in-house GHG monitoring data for 2010 and it appears that the Mallard Ridge Landfill is in compliance with this rule.
6.8.1 Notices of Violation
A Notice of Violation (NOV) was issued from the Walworth County Metropolitan Sewerage District as a result of leachate discharge exceedances for Molybdenum in April 2011. A $150.00 fine was assessed and the issue is resolved.
The WDNR issued a NOV to VSMRL in 2010 while it was under the ownership of Republic Services. The NOV covered several incidents of the release of uncombusted landfill gas into the atmosphere. Cornerstone was not provided information to determine if the incidents in this NOV were resolved. Cornerstone recommends investigation the
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status of this NOV to confirm that issues were resolved to the satisfaction of the department.
6.8.2 Groundwater Issues
Table 1 of Wisconsin NR 140 identifies ES and PALs for selected groundwater constituents. Based on the 1st Quarter Groundwater Monitoring Data submittal (RMT, Inc. May 31, 2011), the following compounds exceeded these standards during the March 2011 sampling round.
Tetrachloroethene (PCE) [PAL = 0.5 ppb / ES = 5 ppb]
Trichloroethene (TCE) [PAL = 0.5 ppb / ES = 5 ppb]
Both PCE and TCE were reported above the PAL (0.5 ug/L) in samples collected from eight groundwater wells located downgradient of the Closed site (License No. 00140), which is indicative of a well-defined VOC plume. The wells are located both inside and outside the design management zone (DMZ). Although two specific wells (W-54R and W-61R) had been exhibiting very gradual decreases in PC concentrations since their peak levels in the mid- to late 1990s, concentration in both these wells appear to have stabilized. TCE concentrations, however, have been exhibiting a slight increasing trend in monitoring well W-2R located in the plume area over the past 5-6 years. The more recent increasing trend is evident from less than 1 ppb in 1995 to over 4 ppb in 2009 for well W-2R. However, several wells that border the plume continue to exhibit non-detectable results for chlorinated VOCs related to the PCE/TCE plume, indicating that the VOC impacts to groundwater associated with the Greidanus Site have not migrated beyond the previously defined lateral extent.
Golder opined in the 2012 Landfill Evaluation Report that the Mallard Ridge Landfill is not in compliance with the applicable regulations and VEW-SW policies due to the increasing trend of groundwater contamination and historical potable well impacts.
Based on the 3rd Quarter 2011 Environmental Monitoring Data Submittal (TRC November, 2011), hardness exceeded its PAL during the September 2011 sampling round. However, in consideration of the information available, this appears consistent with historic trends. There were no PAL or ACL exceedences noted in samples from any of the Active Site (License No. 03244) monitoring wells during March 2011.
6.9 Capital Expenditures and Closure / Post Closure Costs
Included as Appendix E is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia’s most recent projections, our
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recommendations for predicted expenditures are included. Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In most cases, we believe the cost estimates are too aggressive to be considered reliable and in these cases we have recommended alternative costs for modeling purposes.
The costs built into their model reflect most major items of construction. The administration and contingency of 5% built into the model are intended cover miscellaneous expenses or changes to the construction. It is our opinion that these numbers are generally “best case” scenario, and do not encompass typical cost overruns, changes in fuel or material prices, and general change orders that would be expected in most construction projects. Additionally, things like consulting assistance, permitting, and miscellaneous “soft costs” are not called out within these models. In the case of Mallard Ridge, this property was recently acquired by Veolia from Republic, and the staff at Veolia may not have historical costs to back up their cost estimating models for construction. For example in the 2012 Landfill Depletion and Long-Term Care and Closure Model (Microsoft Excel spreadsheet) prepared by Veolia for cost estimating, it notes that cell construction costs are based on Hickory Meadow’s (located 140 miles away) costs with additional clay costs. In view of this, and as shown in the Appendix E summary, it is recommended that cost expectations should be increased by at least 15% over the construction costs provided by Veolia unless further construction estimating data can be obtained.
6.9.1 Cell Development, Closure and Post-Closure Cost Notes
Cell development and closure sequencing is laid out in detail in Appendix E. As noted above, Veolia has not yet received bids for construction under their ownership, and cell costs were provided as a range of $250,000 to $340,000 an acre which was A) the price of Hickory Meadows site (clay on-site) and B) added $13.75 CY (2012 clay quote) to bring clay from off-site. Since they do have enough clay for cell 3A previously stockpiled, these costs are best estimates at this time.
6.9.2 Other Capital Expenditures
Veolia budgeted an additional $450,000 for miscellaneous plan modifications, new vehicle scale and paving activities. No further information was provided on these items, including assumptions on length of paving or what the plan modifications would cover. This budgetary number may suffice, and in the cost table we’ve left it “as-is”, but note that there is no way to confirm this cost.
6.9.3 Post-Closure
Annual post closure costs are estimated by Veolia at $193,450 and a total 40 year post closure cost of $7.7 million. While the methodology is acceptable for state agency approval and bonding purposes, things like sedimentation basin cleaning, general
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consulting and administrative costs appear underrepresented though other aspects such as snow plowing and blower/flare maintenance or replacement were included for this site. We believe a 10% additional contingency factor on post-closure costs estimated by Veolia is appropriate. There is potential for post-closure care to some degree in perpetuity and likely some financial obligation contained therein. To what degree is unknown at this time but should be considered as part of the long-term cost factors.
6.10 Site Visit and Interview
Not permitted by seller.
6.11 Regulatory Interview
Not permitted by seller.
6.12 Other Significant Items that are Unique to the site
6.12.1 Contaminated Soil Processing Facility
Mallard Ridge Landfill operates a Contaminate Soil Processing Facility under License No. 3782. The soils are treated on-site with a recently approved (July 2010 WDNR letter) treatment process called Lamda Bioremediation Systems, Inc. (LBSI). The LBSI system uses natural microbes to treat the soil, turning it every 2 to 3 weeks until treatment is completed. The treated soils may then be used as grading layer material in the construction of final cover on-site, provided they meet the specification, testing and placement requirements stated in the previously approved Plan of Operation.
6.12.2 On-site Soil Availability
There is currently a large amount of soil stockpiled on-site at Mallard Ridge Landfill. Between the existing stockpiles and the soils to be excavated during future construction, it is estimated that approximately 1.0M CY will be available after construction, closure, and capping of permitted landfills. In contrast to the excessive soil availability, there is no clay available on-site. Clay is already on-site for the current construction of Cell S 3A, but will need to be borrowed and hauled to the site for future construction projects.
6.12.3 VOC Plume
The main compliance issue found at Mallard Ridge Landfill is the existence of a VOC plume located near the closed, unlined Greidanus Landfill. Monitoring well W-2R located at the base of the landfill has seen Trichloroethene (TCE) values exceeding the PAL standards since the late 1990’s with the peak value occurring as early as 1989. The monitored value has begun a steady increase over the last 5-6 years. Additionally, wells W-54R and W-61R are still seeing a PAL standard exceedence for Tetrachloroethene (PCE) even after a gradual decrease over time and a more recent stabilization of
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monitored values. Based on the monitoring results of nearby wells, it has been determined that the plume has not migrated beyond the previously defined lateral extent.
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7 ROLLING HILLS LANDFILL
7.1 General Site Description
The Rolling Hills Landfill (Rolling Hills) is an active industrial, construction and demolition (C&D) landfill facility located in Township 121N, Range 25W, Section 31, Wright County, Minnesota. The existing landfill is operated under a Minnesota Department of Natural Resources Solid Waste Permit (permit number SW-60). Rolling Hills Landfill is currently undergoing initial permitting process for an 11,000,000 cubic yard expansion. The landfill is located on 453.8 acres (270 contiguous) of property; 51.8 acres is the permitted footprint and disposal area of which 30-acres has final cover. In 1997 a 40-acre horizontal expansion was approved at the site (New Generation Landfill). The site’s permitted capacity for the closed MSW area is approximately 2,700,000 cubic yards, and 5,316,700 cubic yards for the active industrial waste area. According to VES-SW Historical Waste Intake Reports, the average waste intake over the last four years averaged 418,444 tons with a high of 469,383 tons in 2010 and low of 360,697 tons in 2011. The site has significantly scaled back its intake in 2012 to save airspace until the proposed expansion is approved.
The site began operations in 1965 as a municipal solid waste facility and was acquired in 1994. The landfill was converted to accept industrial and C&D waste in the late 1990’s and stopped accepting MSW. The site includes a closed, 28-acre unlined area with a synthetic cover and active gas extraction system. The physical address of the Landfill is:
175 County Road 37NE Buffalo, MN 55313
7.2 Key Documents Reviewed
1. Veolia Landfill Profile Sheet
2. Veolia ES Rolling Hills Landfill, Inc., Solid Waste Permit #SW60, Issued 09/20/2010
3. Preliminary Application / Site Evaluation Report Prepared by Wenck Associates, Inc., Dated October 2011
4. Veolia Annual Airspace Calculations Dated 05/17/2011
5. Veolia Annual Airspace Calculations Dated 05/02/2012
6. Phase I Hydrogeologic Report and Phase II Investigation Work Plan Prepared by Wenck Associates. October 2011.
7. 2011 Annual Report Prepared by Environmental Sampling Corporation, Feb. 1, 2012.
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8. 2008 Permit Renewal Application Prepared by RMT, Inc. December 2007.
9. Title V Air Operation Permit Modification. Air Emission Permit No. 17100089, August 1, 2011.
10. 2012 EDR Reports
11. Semi Annual Deviation Report Prepared by Veolia, July 29, 2011.
12. Annual Compliance Certification Report, 2011.
13. Leachate Disposal Agreement between Veolia ES Rolling Hills Landfill, Inc. and the City of St. Michael (expires 12/31/2014)
14. Airspace Memos and Calculations 2011-2012

7.3 Permits

7.3.1 Existing

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Type of Permit/License	Number	Expiration Date
Minnesota Pollution Control Agency Solid Waste Management Rules, Chapter 7035.2585 facility permit	permit # SW-60	expires 9/13/2015
Industrial SW Permit Issuance	permit # MNR05347C	expires 4/5/2015
Industrial Discharge Permit	permit #2127	expires 10/31/12
Leachate Disposal Agreement between Veolia ES Rolling Hills Landfill, Inc. and the City of St. Michael	permit #4316	expires 12/31/2014
Air Quality Permit	AQ Facility ID No. 17100089, AQ File No. 4122	expires 1/3/2012

Veolia is permitted to operate Veolia ES Rolling Hills Landfill (VSRHL) under Air Emissions Permit (Title V Permit) 17100089- 001. The Title V Permit allows Veolia to operate a candlestick flare, a municipal solid waste (MSW) landfill, and various insignificant sources. Cornerstone has reviewed the permit conditions of the Title V Permit and the Title V Permit contains the standard permit conditions for MSW landfills not required to install a gas collection and control system (GCCS) but required to have a Title V Permit.

VSRHL is a major source under part 70 since it has the potential to emit of at least 100 tons per year for carbon monoxide; therefore required to have a Title V Permit. The facility is a minor source with regards to New Source Review and Prevention of Significant Detection since criteria pollutant emissions are less than 250 tons per year. VSRHL is subject to New Source Performance Standards (NSPS) since the design capacity is greater than 2.5 million megagrams, but not required to have a GCCS installed because the non-methane organic compounds (NMOCs) emissions are less than 50 megagrams per year.

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Title V Permit 17100089-001 original expiration deadline date was January 3, 2012. Based upon Minnesota Administrative Rules, the Title V Permit will not expire if a complete renewal application was submitted within the required time frame. Minnesota regulations require a renewal application be submitted at least 180 days prior to the expiration date. The Minnesota Pollution Control Agency (MPCA) received a complete application from Veolia on August 8, 2011, approximately 150 days prior to the expiration date. Based upon the renewal application, Veolia requested an extension to the original deadline date. The information provided to Cornerstone does not indicate if this request was approved. The MPCA has not acted upon the August 2011 renewal application.

7.3.2 Pending / Future / Expansion

Rolling Hills is in the initial process of permitting for a new 11 million cubic yard expansion that will be located at a separate location on the current property. This expansion would extend the landfill life by an additional 25 years, add MSW to the waste stream taken at the landfill and is expected to be approved as early as 2017. Some question exists as to the viability of the project to add MSW to the waste stream in Minnesota as past moratorium on new MSW facilities may remain that prevents this from occurring unless the need can be supported.

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Permit / Approval Necessary	Status
Comprehensive Land Use Plan Amendment	Application expected to be submitted in Early 2012.
Land Rezoning	Application expected to be submitted in Early 2012.
Conditional Use Permit	Application expected to be submitted in Early 2012.
Modifications to Existing Solid Waste Permit (SW-60)	Application expected to be submitted in Early 2012.
Modifications to existing Air Permit	Will be modified during issuance of Solid Waste Permit
Wetland Permitting	Ongoing. Wetland Delineation Report submission and TEP meeting occurred in Sept. 2011.
Construction Stormwater Permit	Site will prepare SWPP and apply for coverage with each construction project that disturbs more than 1 acre.
Industrial Stormwater Permit	Currently covered under General Permit. Appropriate modifications to be made after final surface water management design is approved by MPCA.

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7.4 Area, Airspace and Soil Balance
7.4.1 Area
The facility property consists of 453.8 acres, of which 51.8 acres is listed as the permitted facility according to the facility’s current Solid Waste Permit (#SW-60), issued by the Minnesota Pollution Control Agency. The current permitted disposal area excludes the previously constructed and closed MSW landfill at the facility, which is approximately 28 acres.
7.4.2 Permitted Airspace
Based on the 2012 Landfill Profile Sheet by Golder Associates, the permitted airspace for the Facility was reported as 7,619,985 cubic yards (CY).
7.4.3 Remaining Permitted / Constructed Airspace
Current airspace as of March 29, 2012 airspace survey is [ILLEGIBLE] CY and is 93.4% full based on total permitted airspace. By the end of [ILLEGIBLE] the airspace remaining is estimated to be 343,570 CY.
7.4.4 Remaining Site Life
The 2012 annual airspace calculations report a remaining site life of 1.7 years, which is based upon a predicted waste acceptance rate of 1,548 tons per day, 286 filling days per year, and a projected waste density of 2,650 pounds per CY.
7.4.5 Soil Balance
No information provided on soil balance is available for this site. Based on cost estimating spreadsheets provided, it appears that general fill material is stockpiled on site and clay and granular drainage material are hauled from off-site and are priced to account for those variables. It is unknown where they are bringing those select fill materials from and how much material is available for construction of future cells or capping.
7.5 Liner and Cover System
Rolling Hills Landfill contains two areas: the first is known as the Closed Forest City Road Landfill is an unlined MSW fill area that occupies 28 acres in the northern portion of the site. It is estimated that approximately 1,640,700 cubic yards of air space was filled in this area. This area is designated as Waste Activity SA.
The lined MSW disposal Phases 1 thru 6 occupies approximately 25 acres and is located in the central portion of the site. Portions of these lined phases piggyback on top of the unlined fill area. This area has a design capacity of 3,113,000 cubic yards. Phases 1 thru 5
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have been final covered. Phase 6 is no longer open for waste acceptance and has an enhanced intermediate cover system on the south slope since additional waste placement as part of the Phase 10 development will occur in this area. This waste activity is designated as SA 002.
The southern expansion area contains four lined landfill cells (Phases 7 thru 10). This development area occupies approximately 20.5 acres and has a design capacity of 3,263,000 cubic yards. A portion of the eastern side slope has been final covered while the remainder of the eastern cells and a portion of the south slope have an enhanced intermediate cover. This area is designated as IL 001.
7.5.1 Baseliner System
The permitted baseliner system for the facility includes (from top to bottom):
1-ft sand drainage layer
60-mil HDPE geomembrane
2-ft Compacted Clay (1 x 10-7 cm/sec)
Note: There is an unlined landfill portion that was closed with a composite cover.
7.5.2 Final Cover System
The permitted final cover system for the facility includes (from top to bottom):
6-inch Topsoil Layer
6-inch Rooting Layer
1-foot Drainage Layer
40-mil Textured LLDPE Geomembrane
6-inch Grading Layer
7.6 Gas System / Gas to Energy
There is no LFGTE system in place at Rolling Hills Landfill, though 43 extraction wells collect gas through an active LFG control system and flares it. LFG flows are decreasing (Gas Flow: 875 CFM) and the quality of methane at the flare varies but is generally in the low 30’s percent methane by volume.
7.7 Environmental Monitoring
7.7.1 Hydrogeology and Groundwater
The groundwater monitoring network at the facility consists of 24 monitoring wells, which are sampled quarterly by contractors and 7 private water supply wells, which are sampled annually during the fall monitoring events in October.
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Historically, vinyl chloride levels were detected above the Health Risk Assessment levels (HRL). These higher detection levels are confined to the closed portion of the landfill is unlined with a groundwater monitoring network. Groundwater samples collected in close proximity to the closed, unlined MSW landfill have Volatile Organic Compound (VOC) constituents above the Minnesota HRL and are attributed to landfill activities and migration of landfill gas from the unlined portion of the closed MSW area. Cadmium has historically exceeded the Minnesota HRL; however cadmium levels are below standards in recent sampling events. Total VOC concentrations in samples collected around the site have been detected in mainly upgradient wells and are below HRL.
In general, water quality data from the site has indicated somewhat elevated levels of total dissolved solids (generally 500 to 700 mg/L), iron, and manganese but are typical for groundwater and surface water in this region of the state and reflect the natural variations related to water quality in glacial drift. Total VOC concentrations in samples collected around the site have improved significantly since 2003. Heavy metals have been detected in mainly the upgradient wells, although below any Minnesota Department of Health (MDH) Health Risk Limits (HRL).
Based on the EMS data collected at the [ILLEGIBLE]-date (see 2010 Annual Water Quality Report):
The site continues to have only very limited impacts to the groundwater from the older, unlined areas, and generally good water quality over the remainder of the site. Total VOC concentrations reported in 2010 have greatly decreased from levels reported pre-2005.
There were 14 exceedances of MDH water quality standards; nine were for the vinyl chloride HRL, two were for nitrate above MPCA’s intervention limit (IL), and one for cadmium IL in 2010.
Engineered improvements (e.g. liner, engineered final cover, leachate collection system, active gas extraction system) instituted by the landfill at the current site are helping to reduce any potential future impacts.
7.7.2 Storm water
Based on the information provided, the facility is not required to sample any storm water outfalls. Additionally, no information regarding a current General Wisconsin Pollution Discharge Elimination System (NPDES) permit was provided.
7.7.3 Surface Water
A spring water monitoring report must be submitted by June 30 of each year. Data shall be submitted both electronically and in hard copy by the dates specified in the Required Actions and Submittals Table(s) of the permit. The monitoring results must be accompanied by information sufficient to establish the reliability, precision and accuracy of the data.
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7.7.4 Leachate
The existing industrial waste disposal facility generates leachate and agreements are currently in place with the City of St. Michael’s Wastewater Treatment Plant and Metropolitan Council Environmental Services (MCES) for leachate disposal. These agreements will be modified as needed to include leachate generated from the proposed expansion. Additional local POTWs have expressed interest in accepting leachate from the current site. Total leachate generated between 2007 and 2011 average 3,972,000 gallons with a maximum generation of 5,448,000 gallons in 2011 and a low of 3,442,760 in 2007. Leachate processed at MCES average 575,000 gallons between 2007 and 2011 but ranged from 48,000 in 2011 to 1.59 million gallons in 2007. Leachate processed at St. Michael’s plant averaged 3,397,200 gallons per year between 2007 and 2011 and ranged between 2,806,000 gallons in 2008 to 5,400,000 in 2011. It’s not clear why the volumes in 2011 were so much higher than 2010 (56% higher) but is worth noting.
An annual water and leachate monitoring evaluation report must be submitted by February 1 of each year in accordance with Minn. R. 7035.2585 and 7035.2815, subp. 14, item Q. The report must [ILLEGIBLE] of the monitoring results for the preceding calendar year.
In accordance with the January 13, 2003 MPCA letter regarding the Schwartzman PCB issue and the Onyx FCR Landfill response dated February 7, 2003, PCB monitoring is to be performed annually for a period of ten years on the samples collected from lysimeter LYS-4. These samples have been conducted annually during the fall monitoring events since 2003. The next annual PCB sample scheduled for October 2012 will fulfill the PCB monitoring requirement for lysimeter LYS-4. No PCBs have been detected in any of the lysimeter LYS-4 samples that have been collected since 2003. Lysimeter samples in
2011 showed that five VOCs were detected, related to either landfill gas migration from the unlined portion of the facility or introduced from another source during the installation of detected monitoring equipment in the past.
Leachate samples are collected from the leachate storage tank adjacent to the lined landfill on the west side of the site. Quarterly samples are collected in January, April, July and October.
Leachate head monitoring is also conducted to determine head along the base of the landfill. Typical liquid levels were around 1-4 feet above the landfill base.
7.7.5 Landfill Gas Probes
The site contains 31 landfill gas probes. Semiannual monitoring reports must be submitted by September 30 and February of each year. Data shall be submitted both electronically and in hard copy by the dates specified in the Required Actions and Submittals Table(s) of the permit. The monitoring results must be accompanied by
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information sufficient to establish the reliability, precision and accuracy of the reported values, including the requirements of Minn. R. 7035.2185, subp. 14, item P.
The 31 probes did not have any methane hits between March 2007 and November 2011.
7.7.6 Air and Landfill Gas
The site contains 43 gas extraction wells and is routinely tuned to address migration issues both at the unlined closed site and the active site. Landfill gas flow rates varied annually between 2007 and 2011 from 534 CFM to 866 CFM with an average of 698 CFM.
The Title V Permit requires Veolia to monitor the operations from the emission units. These requirements include continuous monitoring of landfill gas flow to the candlestick flare. Cornerstone reviewed the 2011 Annual and Semi-Annual Reports and these reports indicate the GCCS of VSRHL has been operated and monitored in accordance with the permit conditions in the Title V Permit.
7.8 Compliance History
Cornerstone reviewed a list of Notice of Violations (NOV) for the MSW landfills owned and operated in Minnesota by Veolia. Based upon this review, the MPCA has not issued a NOV to VSRHL. Cornerstone is unaware if the MPCA has performed an inspection; however, compliance was confirmed with the annual certification reports that stated VSRHL was in full compliance with the Title V Permit.
Rolling Hills Landfill has a history of elevated groundwater VOC detections, mainly associated with groundwater samples collected from monitoring wells within or adjacent to the unlined portion of the closed MSW area. Total VOC concentrations in samples collected around the site have improved significantly in the last decade. Heavy metals have been detected in mainly the upgradient wells, although below any Minnesota HRLs. There are 14 exceedances of MDH water quality standards; nine were for vinyl chloride HRL, two were for nitrate above MPCA’s intervention limit (IL), and one for a cadmium IL in 2010. The following list contains a summary of red flags that have been identified and rectified through the audit program for the Rolling Hills Landfill by Dakota Auditor.
2009-(8) red flags-(8) rectified as of 5/12/09
Complete environmental summary
Grounding of indoor tanks
Update SPCC Plan
Missing SPCC & SWPPP training and log
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• Potable well sampling

• Missing semi-annual well inspection

2010-(2) red flags-(2) rectified as of 6/29/10
• Tank placards

2011-(14) red flags-(14) rectified as of 11/30/11
• Update SPCC & SWPP Plan

• Update Table 1

• Tank placards

• Level gauges

• Missing SPCC & SWPPP training and log

• Missing SPCC & SWPPP inspections and log

• Missing annual MN SWPPP inspection log

• Environmental file not complete

• Multiple VOCs detected above reporting limits in close proximity to closed portion of landfill.

DRAFT

7.9 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix F is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In most cases, we believe the cost estimates are too aggressive to be considered reliable and in these cases we have recommended alternative costs for modeling purposes.

The costs built into their model reflect most major items of construction. The administration and contingency of 5% built into the model are intended cover miscellaneous expenses or changes to the construction. It is our opinion that these numbers are generally "best case" scenario, and do not encompass typical cost overruns, changes in fuel or material prices, and general change orders that would be expected in most construction projects. Additionally, things like consulting assistance, permitting,

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and miscellaneous "soft costs" are not called out within these models. In view of this, and as shown in the Appendix F summary, it is recommended that cost expectations should be increased by at least 10% over the construction costs provided by Veolia.

Additionally, budgeting for permitting a new expansion as well as infrastructure, wetland mitigation and other construction costs associated with new site development are done using the best available information. Any number of factors can increase these costs as the state agency has the capability of requiring additional study, investigation, redesign and modifications that are not anticipated or budgeted for and we recommend that a higher contingency of 20% be added to those aspects of site development.

All costs presented in this section are based on information provided by the landfill owner.

7.9.1 Post Closure Costs

DRAFT

Post closure costs appear low as well and were estimated as $189,840 per year by Veolia. The main items of long-term facility maintenance and monitoring are accounted for, but things like snow plowing, sedimentation basin cleaning, general consulting and administrative costs appear underrepresented. We believe a 15% additional contingency factor on post-closure costs estimated by Veolia is appropriate. The Golder report indicates a post-closure period of 40 years, which is incorrect per current Minnesota state code that states "Postclosure care and corrective action responsibilities may end 30 years after closure for MSW landfills according to EPA regulations." However, there is potential for post-closure care to some degree in perpetuity and likely some financial obligation contained therein. To what degree is unknown at this time but should be considered as part of the long-term cost factors. If the expansion is permitted, long-term care costs will be increased as well.

7.9.2 Other Costs

Other costs not covered in other costing information above for the next five years, including identified future construction costs and costs associated with permitting or property acquisition, are as follows:

Anticipated permitting costs for future expansion identified in Section 7.3.2 are estimated to be $600,000, which were adjusted from the Veolia estimates as noted above.

7.10 Site Visit and Interview

Not permitted by seller.

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7.11 Regulatory Interview
Not permitted by seller.
7.12 Other Significant Items that are Unique to the site
The two most significant facts about Rolling Hills Landfill are the presence of a 28-acre unlined, closed MSW landfill that has impacted water quality measurements in the past and the on-going permitting process to open an additional 11,000,000 CY area for MSW, industrial and C&D waste. While the trend over the past decade shows a decrease in the amount of vinyl chloride and cadmium present in testing wells adjacent to the closed MSW landfill, the potential for continued readings above HRL is present. The expansion is not expected to be permitted and ready to open until 2017. Veolia proposes to modify their current waste stream to accept MSW waste in addition to industrial and C&D waste. Until that time, the amount of accepted waste will be steadily decreasing every year with the intent to not reach capacity until the site is able to expand.
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8 SEVEN MILE CREEK LANDFILL

8.1 General Site Description

Veolia Seven Mile Creek Landfill (facility, Seven Mile or VSMCL) is an active solid waste landfill located in Eau Claire, Wisconsin, a population of 65,883. This site has been operated since 1986 and was acquired by the current owner in 1996. According to historic waste intake reports, the average waste intake over the last four years averaged 408,173 tons with a high of 459,942 tons in 2011 and a low of 375,668 tons in 2009. Permitted total site airspace is 9,110,076 CY, and has in-place waste densities of approximately 1,900 lbs/CY. There are approximately 3.1 million cubic yards of permitted airspace as of March 2012 based on calculations from an annual survey. Non-hazardous municipal and pre-approved industrial waste and special waste are permitted to be disposed at VSMCL. Typical wastes include MSW, shredder fluff, paper mill sludge, foundry sand and light industrial demolition waste.

DRAFT

The site is located on a 330.31 acre property, with the permitted footprint of 79.6 acres. The majority of the site is located within the City of Eau Claire with a small portion within the Town of Seymour. They are zoned non-sewered industrial and heavy industrial, some of which were changed from original zoning in the area. Adjacent land use includes rural residential, agricultural, scrap yards and Eau Claire County Forest Land. The physical address for the site is:

8001 Olson Drive
Eau Claire, WI 54705.

This site also contains a closed landfill that operated from 1978 to 1989, and contains a clay liner, leachate collection and gas extraction system.

8.2 Key Documents Reviewed

1. Veolia Landfill Profile Sheet (prepared by Golder Associates [Golder])
2. Landfill Evaluation Report for Seven Mile Creek Landfill, Eau Claire Wisconsin (April 20, 2012)
3. Wisconsin Department of Natural Resources (WDNR) Solid Waste Facility Operation Licenses
4. Air pollution control permit
5. Landfill Annual Reports to WDNR 2009 and 2010
6. Groundwater Monitoring Results for April 18-22, 2011 and October 3-4, 2011 sample events

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7. Eau Claire City-County Health Department Inspections of the Seven Mile Landfill (October 21, 2010 – October 27, 2011)
8. Landfill Gas Purchase Agreement By and Between Dairyland Power Cooperative ("Purchaser") and Onyx Seven Mile Creek Landfill, LLC ("Seller") Dated May 29, 2003
9. Airspace Memos and Calculations 2011-2012 prepared by Veolia, with third party consultant calculations
10. EDR Report (June 2012)
11. Feasibility Report Onyx Seven Mile Creek Landfill Sector 2 Horizontal and Vertical Expansion (November 2003)
12. Superior Seven Mile Creek Landfill, Town of Seymour, Local Agreement (January 2002)
13. Property boundary survey
14. Conditional Plan of Operation Approval for Expansion Sector 2 (October 2011)
15. Plan of Operations Plan Set (August 2011)
16. Feasibility Modification approval Sector 2 (September 2011)

DRAFT

8.3 Permits

8.3.1 Existing

Type of Permit/License	Number	Expiration Date
Landfill Permit (>500,000 Cubic yard)	permit #3097	expires 9/30/2012
SW Processing Facility Contaminated Soil Treatment	permit #4026	expires 9/30/2012
Solid Waste Processing Waste Solidifcation	permit #4215	expires 9/30/2012
Solid Waste Yard Waste Composting	permit #4316	expires 9/30/2012
Air Pollution Control Permit (Title V Permit)	Permit #618045450-P01	December 22, 2010 (still valid note below)

Note: Title V Permit 618045450-P01 original expiration date was December 22, 2010. Based upon Wisconsin State Statue 285.66(3) the Title V Permit will not expire if a complete renewal application was submitted within the required time frame. Wisconsin regulations require a renewal application be submitted at least six (6) months but no more than 18 months prior to the expiration date. The WDNR received a complete application from Veolia on June 3, 2010, well within the require timeframe. At this time, the WDNR has not acted upon this renewal application.

The Title V Permit allows Veolia to operate a candlestick flare, a municipal solid waste (MSW) landfill, and various minor sources. Veolia is also permitted to operate engines at VSMCL; however based upon the May 26, 2010 Title V Permit renewal application, Veolia has requested permit conditions associated with the engines be removed from the Title V Permit since Dairyland Power Corporation owns and operates the engines.

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VSMCL is a major source under part 70 since it has the potential to emit of at least 100 tons per year for carbon monoxide and nitrogen oxide emissions; therefore required to have a Title V Permit. The facility is a minor source with regards to New Source Review and Prevention of Significant Detection since criteria pollutant emissions are less than 250 tons per year. VSMCL is subject to New Source Performance Standards (NSPS) since the design capacity is greater than 2.5 million megagrams, but is not required to install and operate a gas collection and control system (GCCS) installed because the NMOC emissions are less than 50 Megagrams per year.

8.3.2 Pending / Future / Expansion

In 2011, the site obtained Plan of Operations approval to fill in an area between cells (referred to in the documents as "the saddle" or "the valley") and expand their footprint as part of a horizontal expansion. Part of the state agency (WDNR's) requirements was that they lower their maximum waste grades so that the permitted volume remain the same as the pre-expansion conditions.

DRAFT

The site owner has begun initial evaluation of a horizontal expansion and vertical expansion to increase the top-of-waste grades based on the new footprint and maximize the airspace. An expansion may be possible but will need to be justified based on need for the facility and not exceeding a 15 year site life as mandated by state statutes. The potential expansion volume is overstated in Golder's April 2012 report table which refers to Preliminary Plans for Expansion volume of 6 million cubic yards. The six million cubic yards is noted on Page 4 of the 2012 Airspace Calculation memo, but is not supported by other data provided by the third-party consultant or the Landfill Expansion Summary memo (12.7.3.1.9.3.3). Based on information reviewed an expansion volume of 3.5 million CY for the horizontal expansion and 1.5 million cy for the vertical expansion for a total of up to 5 million CY are the correct expansion volumes. Veolia anticipated beginning permitting (costs noted in Section 1.9 below) in 2013 with approval in 2015.

8.4 Airspace and Soil Balance

Total permitted airspace is 9,110,076 CY. Remaining permitted airspace volume as of March 2012 based on the May 11, 2012 Veolia Air Space Memo is 3.158 million CY, a difference of 162,000 CY from January 2012 information noted in Golder's report from April 20, 2012. The airspace calculations were performed in standard industry fashion comparing the surfaces of current conditions from aerial topographic survey to a modeled "top of waste" surface and using computer modeling to develop a volume of airspace remaining.

While the methodology provides actual waste densities of waste in-place through simple calculations (actual waste tonnage divided by actual airspace consumed as of the date of the aerial topographic survey), it doesn't take into account the waste density increases

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due to settlement and tends to overstate compactive efforts when just comparing airspace and tonnage consumed on a one-year interval.

Clay is not available on-site for construction and therefore needs to be hauled from off-site approximately a 1-hour trip each way for delivery. These costs are therefore higher in the liner and cap construction costs. In reviewing the available documents, it was noted that the site would be permitting a new clay source for future construction though no further information on location of the new borrow site or cost impacts were given in the resources available.

8.5 Liner and Cover System

The landfill liner system is a composite design; from bottom to top the design consists of:

- 4-feet thick compacted clay (hydraulic conductivity of 1×10^{-7} cm/seconds),
- 60-mil HDPE geomembrane liner,
- 12 oz. geotextile and
- 1-foot thick gravel leachate drainage layer.

DRAFT

This encompasses the entire permitted landfill area and is the industry standard for liner system for MSW meeting state requirements.

The landfill cover system is also a composite design; from bottom to top, the design consists of:

- 2.0 foot thick soil barrier layer,
- a geosynthetic clay liner (GCL – which acts similarly to clay as a low permeability layer),
- 40-mil geomembrane,
- geonet drainage layer,
- 2.5-feet thick rooting zone and
- 6-inches of topsoil.

Additionally, the surface is seeded, fertilized and mulched to provide appropriate surface to prevent runoff and maintain the integrity of the cap.

8.6 Gas System / Gas to Energy

Per the 2010 Annual Report, vertical gas extraction wells, leachate cleanout lines, leachate recirculation lines and manholes are connected to a single blower and flare system with a backup blower and motor. Gas flow as noted in the December 31, 2010 sample data was noted as 2,105 CFM. This is consistent with other memo's around this time that noted gas production Gas is sent to Dairyland Power Cooperative (DPC) that generates electricity with 4 engine-generators with a total capacity of 2,100 CFM to produce 4.06 MW of electricity. They have a mix of Jenbacher and Kewaunee Engine

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Generators and memos from 2010 and 2011 noted a number of issues with these units. A July 26, 2011 memo from the Eau Clair City Health Department to the Veolia Seven Mile Creek Landfill Standing Committee noted that the newer Jenbacher generator was operating but the other three generators were down and two of those appeared to have long-term maintenance problems. As a result of those operating conditions, a large portion of the gas was being flared at the landfill.
The May 29, 2003 Purchase Agreement between DPC (Purchaser) and Veolia Seven Mile Creek Landfill (Seller) section 5.1 details the delivery and price agreement conditions which are based on a price per MMBTU of gas sold to the Purchaser. Subsequently, if the Purchaser (DPC) doesn’t need as much gas when the engines are down, the Seller (Landfill) doesn’t make as much revenue. Typically we see a minimum quantity of gas to be purchased that sets the floor for revenues, but this was not noted in this contract. Instead, in Section 3.1, if the purchaser does not purchase and utilize 75% of the gas, then seller can sell this excess gas to a third party.
Related to assignment of gas rights, section 9.2 details that a “Seller may assign its rights, obligations and interests … to any Affiliate of Seller at any time without the consent of Purchaser.” Section 9.4 detail how either party may disapprove of any assignment. Section 9.5 details Successors and Assigns which details how “neither party shall be entitled to economic benefit, nor to any change in the economic structure of the transaction contemplated by this Agreement as a result of any assignment…” Upon initial review of the Purchase Agreement document, no “fatal flaws” appear to be in place that prevents the reassignment of gas selling rights to a new owner and subsequently no impacts to revenue generating ability.
8.7 Environmental Monitoring
8.7.1 Hydrogeology and Groundwater
The groundwater monitoring network at this facility consists of five Subtitle D detection monitoring wells, 29 non-Subtitle D detection monitoring wells and four private monitoring wells. These monitoring wells are sampled and analyzed on a semi-annual basis, typically in April and October.
Groundwater monitoring has historically revealed VOC and iron in several downgradient wells below state standards. According to the environmental liability summary, the VOC impacts were not caused by the landfill as the wells are located on the other side of Seven Mile Creek, which serves as a groundwater divide. Groundwater wells at the site are in detection monitoring. The LER indicates that a closed landfill owned by the Town of Seymour and located approximately 300 feet from the site has vinyl chloride groundwater contamination and was noted in Sector 1 monitoring wells.
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Benzene was detected above Wisconsin Department of Natural Resources Preventative Action Limit (PAL) in an April 18-22, 2011 groundwater monitoring event in eight groundwater monitoring samples. Other exceedances noted in the letter to iron, boron, trichlorofluoromethane and nitrates have been noted historically and attributed to background water quality or in the case of boron to an upgradient source. The benzene was not detected in an October 3-4, 2011 monitoring event.
A number of leachate headwells exceeded the 1-foot depth within the landfill in 2010, typically with total depths from 1 to 5 feet above the liner which resulted in temporary suspension of leachate recirculation. This was reported to the WDNR and no response on this particular issue was noted, but may be a potential violation of their operating conditions depending on how this issue is rectified in the future.
8.7.2 Surface water
Seven Mile Creek is the only surface water feature monitored as part of the site. Surface water samples are collected semi-annually in April and October and analyzed for total iron, alkalinity, chloride, [ILLEGIBLE] conductivity, pH, temperature, hardness, dissolved oxygen, nitrate, total phosphorous, cold and elevation. These samples are collected at three site stream locations (upstream, midstream, and downstream).
8.7.3 Leachate
Leachate is collected within the system and recirculated within the non-capped waste mass to accelerate waste decomposition and improve settlement rates and densities within the landfill. Any leachate not recirculated are routed to two leachate lift stations, each of which are sampled semi-annually in April and October and monitored monthly. Samples are analyzed for BOD, alkalinity, cadmium, chloride, hardness, total iron, lead, mercury, manganese, ammonia nitrogen, sodium, VOC scan). Additionally, the leachate is recirculated within the waste mass to accelerate waste decomposition and improved settlement rates and densities within the landfill.
Leachate heads are monitored monthly and submitted semi-annually at 12 existing wells with additional ones to be installed during future construction. The 2010 annual report noted sustained leachate heads greater than one foot at some leachate head wells in Phases 1 through 7. As a result, leachate recirculation was suspended and a number of hypothesis on why the levels were elevated were discussed in this report. Pumping efforts reduced these levels.
The volume of leachate quantities have been similar over the last several years. In the 2010 annual report, Sector 2 leachate sampling noted 4.99 million gallons produced during the year, 6.77 million gallons recirculated and 1.42 million Sector 1 gallons recirculated.
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8.7.4 Stormwater
The facility’s stormwater discharged are covered under the State of Wisconsin NPDES permit. A review of the stormwater information indicates there have been no identified stormwater exceedances.
8.7.5 Landfill Gas Probes
Four landfill gas probes in Sector 1 and nine in Sector 2 are monitored quarterly to determine if any off-site migration is occurring. No methane hits were noted in any probe in the 2009 and 2010 annual reports, which are indicative of no off-site methane migration. Further historical data on these probes were not provided.
8.7.6 Air and Landfill Gas
In total, 60 numbered gas collection and monitoring points are noted in the annual solid waste report; 24 from Sector 1 and 36 from Sector 2. Additionally, in the 2010 report, 4 additional odor control [ILLEGIBLE] were installed horizontally and were hooked to the gas system.
The Title V Permit requires Veolia to monitor the operations from the emission units. These requirements include monthly monitoring of the gas collection system, continuous monitoring of landfill gas flow to the candlestick flare and to the engines, and annual monitoring of surface emissions. Cornerstone reviewed the 2011 Annual and Semi-Annual Reports and these reports indicate the GCCS of VSMCL has been operated and monitored in accordance with the permit conditions in the Title V Permit.
8.8 Compliance History
Cornerstone reviewed a list of Notice of Violations (NOV) and based upon this review, the WDNR has not issued a NOV to VSMCL. Compliance was also confirmed by an audit performed by the WDNR in 2011. A compliance report from the WDNR states VSMCL was in full compliance with the permit conditions of the Title V Permit.
8.9 Capital Expenditures and Closure / Post Closure Costs
Included as Appendix G is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In most cases, we believe the cost estimates are too aggressive to be considered reliable and in these cases we have recommended alternative costs for modeling purposes.
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The costs built into their model reflect most major items of construction. The administration and contingency of 5% built into the model are intended to cover miscellaneous expenses or changes to the construction. It is our opinion that these numbers are generally “best case” scenario, and do not encompass typical cost overruns, changes in fuel or material prices, and general change orders that would be expected in most construction projects. Additionally, things like consulting assistance, permitting, and miscellaneous “soft costs” are not called out within these models. In view of this, and as shown in the Appendix G summary, it is recommended that cost expectations should be increased by at least 10% over the construction costs provided by Veolia.
Additionally, budgeting for permitting a new expansion as well as infrastructure, property acquisition and other construction costs associated with new site development are done using the best available information. Any number of factors can increase these costs as the state agency has the capability of requiring additional study, investigation, redesign and modifications that are not anticipated or budgeted for and we recommend that a higher contingency of 10% be added to those aspects of site development.
8.9.1 Other Costs
Construction costs for phases 8, 9 and 11 for work items that were not completed in initial cell development for things such as temporary gas collection systems and leachate recirculation have not yet been spent and the timing is unknown. These costs are expected to amount to $247,500 based on Veolia’s cost estimates. Based on typical sites, these costs appear low and adding a 15% financial adjustment is recommended as noted in Appendix G.
Anticipated permitting, site acquisition and infrastructure costs for future expansion identified in Section 1.3.2 is estimated to be $2.09 million, of which $1.1 million are anticipated in 2013 and 2014 with the remainder from 2015-2019.
8.9.2 Post Closure Costs
Annual post closure costs are estimated by Veolia at $178,420. While the methodology is acceptable for state agency approval and bonding purposes, things like snow plowing, sedimentation basin cleaning, general consulting and administrative costs appear underrepresented. We believe a 15% additional contingency factor on post-closure costs estimated by Veolia is appropriate. There is potential for post-closure care to some degree in perpetuity and likely some financial obligation contained therein. To what degree is unknown at this time but should be considered as part of the long-term cost factors. If the expansion is permitted, long-term care costs will be increased as well.
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8.9.3 Cost estimating notes
Some notes on cost estimates above include In reviewing the available documents, it was noted that the site would be permitting a new clay source for future construction though no further information on location of the new borrow site or cost impacts were given.
8.10 Site Visit and Interview
Not permitted by seller.
8.11 Regulatory Interview
Not permitted by seller.
8.12 Other Significant Items that are Unique to the site
As noted, potential expansion volumes are overstated in Golder information and would be between [ILLEGIBLE] not 6 million as stated from other sources.
Leachate [ILLEGIBLE] than permitted. Operations from leachate recirculation and other mitigative pumping efforts have been employed to reduce these levels, but may continue to be an issue in the future and could potentially result in a violation of their operating permit
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LIMITATIONS
The work product included in the attached was undertaken in full conformity with generally accepted professional consulting principles and practices and to the fullest extent as allowed by law we expressly disclaim all warranties, express or implied, including warranties of merchantability or fitness for a particular purpose. The work product was completed in full conformity with the contract with our client and this document is solely for the use and reliance of our client (unless previously agreed upon that a third party could rely on the work product) and any reliance on this work product by an unapproved outside party is at such party’s risk.
The work product herein (including opinions, conclusions, suggestions, etc.) was prepared based on the situations and circumstances as found at the time, location, scope and goal of our performance and thus should be relied upon and used by our client recognizing these considerations and limitations. Cornerstone shall not be liable for the consequences of any change in environmental standards, practices, or regulations following the completion of our work and there is no warrant to the veracity of information provided by third parties, or the partial utilization of this work product.
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APPENDIX A
CRANBERRY CREEK LANDFILL

0 7001,400 2,800 4,200 Feet
Aerial Photograph
Cranberry Creek Landfill
Wood County, Wisconsin
Date: 6/25/2012
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Consulting Engineers
Area Not Included in VCCL Waste Facility Limits
Note:
1. Aerial Imagery dated April 2011 obtained from Bing Maps
Aerial Images layer provided by ESRI.
Northwest Sediment Basin
West Sedimentation Basin
Approximate Property Boundary
Tork Landfill (Closed)
Operating Quarry
Tork Alum Landfill (Closed)
East Sedimentation Basin
LFG Blower / Flare
Constructed Cells

Summary Comparison of 2011 and 2012 Airspace Memos

Cranberry Creek Landfill, Wisconsin Rapids, WI

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
Site Life					
Estimated Year-End Remaining Permitted Airspace			4,475,200 cy (12/31/11)	4,243,977 cy (12/31/12)	3,740,977 cy (12/31/12) *
Current-Year Calculated Density			1,777 pcy	2,604 pcy	2,604 pcy
Density Projection Used to Determine Site Life			1,750 pcy	1,800 pcy	1,800 pcy
Fill Rate Projection			1,000 tpd	900 tpd	900 tpd
Remaining Site Life			14.2 years	15.6 years	13.9 years
Projected Cell Construction					
Previous Const.	Cell 4A	11.0 ac	(Projected in 2012)	$25,000.00	$25,000.00
	Cell 4B	15.4 ac	(Projected in 2012)	$25,000.00	$25,000.00
2012	Cell 5A	15.4 ac	$5,256,194	Under Construction	Under Construction
	Cell 5A West	7.8 ac	(Projected in 2012)	$100,000 (Under Construction)	$100,000 (Under Construction)
2017	Cell 5A East	7.6 ac	(Projected in 2012)	$2,601,180	$2,861,298
2022	Cell 5B	9.9 ac	$3,329,321	$3,282,030	$3,610,233
Projected Infrastructure Projects					
2013	Temporary Roads and Landscaping		(Projected in 2012)	$25,000	$25,000
2014	Temporary Roads and Landscaping		(Projected in 2012)	$25,000	$25,000
2015	Temporary Roads and Landscaping		(Projected in 2012)	$25,000	$25,000
2016	Temporary Roads and Landscaping		(Projected in 2012)	$25,000	$25,000
2017	Temporary Roads and Landscaping		(Projected in 2012)	$25,000	$25,000
Projected Closure/Construction					
2013	Cell 4A	12.4 ac	$2,302,184	(2012)	(2012)
2018	Phase 5	14.9 ac	(Projected in 2012)	$2,545,750	$2,800,325
2021	Cell 4B	12.2 ac	$2,075,708	(2012)	(2012)
2022	Phase 6	14.1 ac	(Projected in 2012)	$2,606,520	$2,867,172
2024	Cell 4C	12.9 ac	$2,356,443	(2012)	(2012)
2028	Phase 7 & 8	26.6 ac	(Projected in 2012)	$5,209,710	$5,730,681
Projected Post-Closure Care					
Post-Closure Care Statutory Period			40 years	40 years	Potential for Perpetual Care
Initial Year			2026	2028	2028
Annual Cost			$142,790	$146,920	$168,958
Total Cost			$5,711,600	$5,876,800	P-C Period Undefined

* Veolia overstates their remaining airspace volume by 503,000 cy by using the 5% overfill as permitted volume, which is not acceptable. Only permitted top of waste and airspace grades should be used in these calculations.

APPENDIX B
EMERALD PARK LANDFILL

0 300 600 1,200 1,800 Feet
Aerial Photograph Emerald Park Landfill Waukesha County, Wisconsin
Date: 6/25/2012
CORNERSTONE
Environmental Group, LLC
HODGES, HARBIN,
NEWBERRY & TRIBBLE, INC.
Consulting Engineers

Summary Comparison of 2011 and 2012 Airspace Memos

Emerald Park Landfill, Muskego, WI

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			10,965,773 cy (12/31/11)	10,591,084 cy (12/31/12)	10,591,084 cy (12/31/12)
Current-Year Calculated Density			2,104 pcy	2,248 pcy	2,248 pcy
Density Projection Used to Determine Site Life			2,300 pcy	2,300 pcy	2,300 pcy
Fill Rate Projection			1,700 tpd	1644 tpd	1644 tpd
Remaining Site Life			26.8 years	26.7 years	26.7 years
			Projected Cell Construction		
2011	Cell 7NA	7.5 ac	$4,618,756	$436,800 (remaining)	$480,480
2013	Cell 7NB	5.2 ac	$2,951,795.00	$3,562,712	$3,918,983
2017	Cell 7S	9.0 ac	$5,289,631	$6,286,115.00	$6,914,727
2022	Cell 7W	3.3 ac	$1,837,386	$225,019.00	$247,521
2024	Cell 8	21.4 ac	$9,394,737	$11,060,616.00	$12,166,678
			Projected Infrastructure Projects		
2013	Road Improvements		(Proposed in 2012)	$250,000	$287,500
2018	Wetland Mitigation		(Proposed in 2012)	$120,000	$138,000
			Projected Closure/Construction		
2011	Area 3	12.5 ac	$1,342,292	(Completed)	(Completed)
2017	Area 4	16.5 ac	$1,952,237	$2,048,333	$2,253,166
2021	Area 5	38.5 ac	$3,983,246	$4,167,055	$4,583,761
2027	Area 6	25.2 ac	$4,182,443	$4,333,957.00	$4,767,353
			Projected Post-Closure Care		
Post-Closure Care Statutory Period			40 years	40 years	Potential for Perpetual Care
Initial Year			2036	2027	2027
Annual Cost			$253,740	$261,080	$300,242
Total Cost			$10,149,600	$10,443,200	P-C Period Undefined

APPENDIX C
GLACIER RIDGE LANDFILL

Approximate Property Boundary
Sedimentation Basin 4
Capped Cells
Sedimentation Basin 3
Sedimentation Basin 1
Sedimentation Basin 2
Active Cells
Closed Superfund (CERCLA) Landfill
Sludge Storage Tank
Scales and Office
Potential Future Cells (in permitting process)
Approximate Property Boundary
V
67
State Road 67
33
State Road 33
Neda
Note:
1. Aerial Imagery dated April 2011 obtained from Bing Maps Aerial images layer provided by ESRI.

Feet
0 260 520 1,040 1,560 2,080

Aerial Photograph
Glacier Ridge Landfill
Dodge County, Wisconsin

Date: 6/25/2012

CORNERSTONE Environmental Group, LLC

HHNT
Hodges, Harbin, Newberry & Tribble, Inc.
Consulting Engineers

Summary Comparison of 2011 and 2012 Airspace Memos
Glacier Ridge Landfill, Horicon, WI
2011 ASM (2012 $) 2012 ASM (2013 $) Recommendation
Site Life
Estimated Year-End Remaining Permitted Airspace 6,668,583 cy (12/31/11) *9,867,900 cy (12/31/12) 6,420,300 (12/31/12)
Current-Year Calculated Density 1,523 pcy 1,860 pcy 1,860 pcy
Density Projection Used to Determine Site Life 2,300 pcy 1,800 pcy 1,800 pcy
Fill Rate Projection 1,771 tpd 1,500 tpd 1,500 tpd
Remaining Site Life 13.0 years 15.1 years 14.2 years
Projected Cell Construction
Constructed Cells 1A, 1B, 2A, 2B, 3A, 3B 42.5 ac (Projected in 2012) $266,562 (remaining) $293,218
2013 Cell 6 9.0 ac (Projected in 2012) $5,336,350.00 $7,168,860
2015 Cell 7 6.0 ac (Projected in 2012) $4,222,884.00 $6,055,394
2016 Cell 8 6.0 ac (Projected in 2012) $4,222,884.00 $6,055,394
2017 Cell 9A 6.0 ac (Projected in 2012) $4,443,154.00 $6,275,664
2019 Cell 9B 7.0 ac (Projected in 2012) $4,455,114.00 $6,287,625
2022 Cell 4 11.5 ac $4,423,044 $4,801,211.00 $5,281,332
2025 Cell 5 13.6 ac $4,658,561 $5,212,611.00 $5,733,872
N/A East Perimeter Berm 3.5 ac $1,504,827 N/A N/A
Projected Infrastructure Projects
2013
Wetland Mitigation & Maintenance (Projected in 2012) $150,000 $180,000
Leachate Storage Tank (Projected in 2012) $300,000 $360,000
Gas Plant, Interconnect (Projected in 2012) $475,000 $570,000
Landscaping (Projected in 2012) $25,000 $30,000
2014
HWY V Resurfacing (Projected in 2012) $230,000 $276,000
Landscaping (Projected in 2012) $25,000 $30,000
2015
New Site Entrance (Projected in 2012) $150,000 $180,000
2020
Perimeter Fencing (Projected in 2012) $140,000 $168,000
New Entrance Scale (Projected in 2012) $100,000 $120,000
Landfill Office and Shop (Projected in 2012) $150,000 $180,000
New Office Utilities (Projected in 2012) $10,000 $12,000
Projected Closure/Construction
Constructed North Area 59.3 ac $154,253 (remaining) $158,729 (remaining) $158,729 (remaining)
2015 Area 1 16.3 ac $2,883,892 $2,967,526 $3,264,279
2017 Area 2 11.0 ac $2,129,444 $2,191,197 $2,410,317
2020 Area 3 10.8 ac $2,084,814 $2,164,539.00 $2,380,993
2025 Area 4 10.8 ac $2,126,330 $2,207,260.00 $2,427,986
2028 Area 5 18.5 ac $3,502,820 $3,604,401.00 $3,964,841
2035 Area 6 34.0 ac (Projected in 2012) $6,947,625.00 $7,642,388
Projected Post-Closure Care
Post-Closure Care Statutory Period 40 years 40 years 40 years
Initial Year 2035 2035 2035
Annual Cost $215,460 $264,550 $264,550
Total Cost $8,518,400 $10,582,000 $10,582,000.0
* Assumed Plan of Operations approved volumes in 2012 memo, this volume should not be accounted for until permit is approved.

APPENDIX D
HICKORY MEADOWS LANDFILL

County Road 88
County Road 88
Scale House and Office
Sedimentation Pond
Bioretention Pond
LFGTE Plant
Leachate Storage Tank
Sedimentation Pond
Future Cells
Note: 1. Aerial Imagery dated April 2011 obtained from Bing Maps Aerial Images layer provided by ESRI.
1,200 500 0
GRAPHIC SCALE IN FEET
Aerial Photograph Hickory Meadows Landfill Dodge County, Wisconsin
Date: 6/21/2012
CORNERSTONE Environmental Group, LLC
HHNT
HODGES, HARBIN,
NEWBERRY & TRIBBLE, INC.
Consulting Engineers

Summary Comparison of 2011 and 2012 Airspace Memos

Hickory Meadows Landfill, Chilton, WI

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			1,100,000 cy (12/31/11)	*11,900,000 cy (12/31/12)	**1,186,500 cy (March 2012)
Current-Year Calculated Density			2,406 pcy	2,515 pcy	2,515 pcy
Density Projection Used to Determine Site Life			2,500 pcy	2,300 pcy	2,300 pcy
Fill Rate Projection			2,800 tpd	1,800 tpd	1,800 tpd
Remaining Site Life			2.6 years	27.8 years	2.7 years
			Projected Cell Construction		
Various	Cell 1-9	n/a	(Proposed in 2012)	$2,600,000.00	$2,860,000
2012	Cell 5C	1.9 ac	$279,300.00	In Progress	In progress
2012	Cell 6	14.2 ac	(Proposed in 2012)	In Progress	In progress
2018	Cell 7	21.8 ac	(Proposed in 2012)	$5,608,050.00	$6,278,855
2026	Cell 8	15.3 ac	(Proposed in 2012)	$3,935,925.00	$4,329,518
2034	Cell 9	24.8 ac	(Proposed in 2012)	$6,379,800.00	$7,127,780
			Projected Infrastructure Projects		
Various	Paving			$750,000	$750,000
			Projected Closure/Construction		
2013	Phase 4	14.1 ac	$2,583,120.00	$2,893,553.00	$3,182,908
2018	Phase 5	18.4 ac	$4,352,367	$3,464,073	$3,810,480
2034	Phase 6	20.0 ac	(Proposed in 2012)	$3,512,945	$3,864,240
2037	Phase 7	8.7 ac	(Proposed in 2012)	$1,712,762.00	$1,884,038
2040	Phase 8	55.7 ac	(Proposed in 2012)	$9,287,389.00	$10,725,000
			Projected Post-Closure Care		
Post-Closure Care Statutory Period			40 years	40 years	Potential for Perpetual Care
Initial Year			2040	2040	2040
Annual Cost			$150,620	$292,810	$336,732
Total Cost			$6,024,800	$11,712,400	P-C Period Undefined

* This volume accounted for non-permitted airspace that is in the permitting stage and is not yet approved.

** This volume is higher than the 2011 ASM since 1.1M CY in that report was projected from an April 2011 survey and not actual volume.

APPENDIX E
MALLARD RIDGE LANDFILL

State Road 89
Kenny
1.200 600 0 1,200
GRAPHIC SCALE IN FEET
Aerial Photograph
Mallard Ridge Landfill
Walworth County, Wisconsin
Date: 6/25/2012
CORNERSTONE
Environmental Group, LLC
HHNT
HODGES, HARBIN,
NEWBERRY & TRIBBLE, INC.
Consulting Engineers

Summary Comparison of 2011 and 2012 Airspace Memos

Mallard Ridge RDF, Delavan, WI

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			5,100,000 cy (12/31/11)	4,700,000 cy (12/31/2012)	4,700,000 cy (12/31/2012)
Current-Year Calculated Density			2,244 pcy	2,259 pcy	2,259 pcy
Density Projection Used to Determine Site Life			1,800 pcy	2,000 pcy	2,000 pcy
Fill Rate Projection			1,100 TPD	1,300 TPD	1,300 TPD
Remaining Site Life			14.59 years	12.64 years	12.64 years
			Projected Cell Construction		
2012	Cell S 3A	7.0 ac	$1,750,000	(in progress)	(in progress)
2016	Cell S 4A	7.2 ac	$2,088,000	$2,440,800	$2,806,920
2018	Cell S 4B	6.9 ac	$2,001,000	$2,339,100	$2,689,965
			Projected Infrastructure Projects		
2012	Miscellaneous plan mods to modify site design/CQA plan/ops		$50,000	$50,000	$50,000
	Vehicle scale		$100,000	$100,000	$100,000
	Re paving		$300,000	$300,000	$300,000
			Projected Closure/Construction		
2014	Phase 2	14.5 ac	$2,926,390	$3,011,610	$3,463,352
2018	Phase 3	15.0 ac	$3,084,000	$3,173,670	$3,649,721
2026	Phase 4	33.0 ac	$6,839,910	$7,038,570	$8,094,356
			Projected Post-Closure Care (Active site)		
Post-Closure Care Statutory Period			40 years	40 years	Potential for Perpetual Care
Initial Year			2026	2026	2026
Annual Cost			$187,980	$193,450	$212,795
Total Cost			$7,519,200	$7,738,000	P-C Period Undefined
			Projected Post-Closure Care (Closed site #00140)**		
Post-Closure Care Statutory Period			40 years	40 years	Potential for Perpetual Care
Initial Year			1996	1996	1966
Years Remaining			25 years	24 years	24 years
Annual Cost			$80,480	$82,910	$91,201
Total Cost			$2,012,000	$1,989,840	P-C Period Undefined

NOTES

* Actual dates of implementation unknown, estimated 2014-2016

** Remaining closure costs considering 1996 closure, 40-year long-term care period of closed landfill site

APPENDIX F
ROLLING HILLS LANDFILL

Aerial Photograph
Rolling Hills Landfill
Wright County, Minnesota
CORNERSTONE
Environmental Group, LLC
HHNT
HODGES, HARBIN,
NEWBERRY & TRIBBLE, INC.
Consulting Engineers

Summary Comparison of 2011 and 2012 Airspace Memos

Rolling Hills Landfill, Buffalo, MN

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			520,700 cy (12/31/11)	343,570 cy (12/31/12)	343,570 cy (12/31/12)
Current-Year Calculated Density			2,370 pcy	2,386 pcy	2,386 pcy
Density Projection Used to Determine Site Life			2,400 pcy	2,300 pcy	2,300 pcy
Fill Rate Projection			1,584 tpd	400 tpd	400 tpd
Remaining Site Life			2.4 years	5.1 years	5.1 years
			Projected Cell Construction		
Constructed *	Cell 8	6.4 ac	(Projected in 2012)	$25,000	$25,000
	Cell 9	3.7 ac	(Projected in 2012)	$50,000	$50,000
	Cell 10	4.3 ac	(Projected in 2012)	$50,000	$50,000
			Projected Infrastructure Projects		
2013	Expansion Costs		(Projected in 2012)	$500,000	$600,000
2014	Landscaping		(Projected in 2012)	$50,000	$50,000
			Projected Closure/Construction		
2017	Phase 4	4.0 ac	$392,037	$390,630	$429,693
2017	Phase 5	4.6 ac	$641,946	$640,504	$704,554
2017	Phase 6	13.4 ac	$1,326,564	$1,321,882	$1,454,070
			Projected Post-Closure Care		
Post-Closure Care Statutory Period			30 years	30 years	Potential for Perpetual Care
Initial Year			2014	2017	2017
Annual Cost			$183,950	$189,840	$218,316
Total Cost			$7,358,000	$5,695,200	P-C Period Undefined

* Costs remaining in constructed cells are budgeted for ancillary items such as gas wells, leachate recirculation piping and other features that can't be done construction during initial cell construction

APPENDIX F
SEVEN MILE CREEK LANDFILL

Aerial Photograph
Seven Mile Creek Landfill
Eau Claire County, Wisconsin
CORNERSTONE
Environmental Group, LLC
HHNT
HODGES, HARBIN,
NEWBERRY & TRIBBLE, INC.
Consulting Engineers

Summary Comparison of 2011 and 2012 Airspace Memos

Seven Mile Landfill, Eau Claire, WI

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
Site Life					
Estimated Year-End Remaining Permitted Airspace			3,320,700 cy (12/31/11)	2,839,069 cy (12/31/2012)	2,839,069 cy (12/31/2012)
Current-Year Calculated Density			2,040 pcy	2,271 pcy	2,271 pcy
Density Projection Used to Determine Site Life			1,900 pcy	1,500 pcy	1,500 pcy
Fill Rate Projection			1,300 TPD	1,500 TPD	1,500 TPD
Remaining Site Life			9.2 years	6.9 years	6.9 years
Projected Cell Construction					
Left in existing const. cells*	Cell 8	7.4 ac	$0	$25,000	$28,750
	Cell 9	4.9 ac	$50,500	$25,000	$28,750
	Cell 10	5.2 ac	$25,000	Constructed	Constructed
	Cell 11	7.9 ac	$150,000	$175,000	$201,250
2013	Cell 12A	2.2 ac	$933,165	$886,510	$975,161
2014	Cell 12B	4.4 ac	$1,846,837	$1,844,631	$2,029,094
2017	Cell 13	10.5 ac	$3,935,943	$3,959,976	$4,355,974
Projected Infrastructure Projects					
2013	State and Local Expansion Permitting			$300,000	$330,000
	Property Acquisition			$350,000	$385,000
2014	Local Permitting - Expansion			$50,000	$55,000
	Property Acquisition			$300,000	$330,000
2015	Property Acquisition			$400,000	$440,000
2018	Litter Fencing			$200,000	$220,000
	Property Acquisition			$150,000	$165,000
	New Asphalt Roads			$75,000	$82,500
2019	New Asphalt Roads			$75,000	$82,500
Projected Closure/Construction					
2012	Phases 1 and 2	16.0 ac	$2,914,683 (Phase 2)	(constructed)	(constructed)
2017	Phase 3A	12.5 ac	$4,395,559 (Phase 3 A and B, 2016)	$2,182,048	$2,400,253
2019	Phase 3B	20.6 ac	See above	$3,810,941	$4,192,035
2020	Phase 4	30.4 ac	$5,585,635	$5,380,396	$5,918,436
Projected Post-Closure Care					
Post-Closure Care Statutory Period			40 years	40 years	Potential for Perpetual Care
Initial Year			2022	2020	2020
Annual Cost			$173,400	$178,420	$205,183
Total Cost			$6,936,000	$7,136,800	P-C Period Undefined

* Costs remaining in constructed cells are budgeted for ancillary items such as gas wells, leachate recirculation piping and other features that can't be done construction during initial cell construction